EXECUTION VERSION [[5629532]] FIFTH AMENDMENT dated as of June 2, 2021 (this “Amendment”), among NSM INSURANCE GROUP, LLC, a Delaware limited liability company (the “U.S. Borrower”), NSM INSURANCE HOLDCO, LLC, a Delaware limited liability company (“Holdings”), NSM UK HOLDINGS LTD, a company incorporated in England and Wales with registered number 12498389 and having its registered office at Level 15, 30 St Mary Axe, London, EC3A 8EP (the “U.K. Borrower”), the other LOAN PARTIES party hereto, ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent (in such capacity, the “Administrative Agent”), the LENDERS party hereto and the L/C ISSUERS party hereto. WHEREAS, reference is made to the Credit Agreement, dated as of May 11, 2018, as amended by the First Amendment dated as of December 3, 2018, the Second Amendment dated as of April 1, 2019, the Third Amendment dated as of June 28, 2019 and the Fourth Amendment dated as of April 7, 2020 (as so amended, the “Existing Credit Agreement”), among the U.S. Borrower, the U.K. Borrower, Holdings, the Lenders party thereto (the “Existing Lenders”), the L/C Issuers party thereto and the Administrative Agent. WHEREAS, the U.S. Borrower has requested that, on the Fifth Amendment Effective Date (as defined below): (a) the aggregate amount of the Revolving Credit Commitments be increased by $25,000,000; (b) a Delayed-Draw Term Loan Facility be established in an aggregate amount of $50,000,000; and (c) the Existing Credit Agreement be amended as set forth in this Amendment (the Existing Credit Agreement, as so amended, being referred to as the “Amended Credit Agreement”; the Existing Credit Agreement and the Amended Credit Agreement are sometimes referred to as the “Credit Agreement”). The transactions described in clauses (a) though (c) above are collectively referred to as the “Fifth Amendment Transactions”). WHEREAS, (a) each Person whose name is set forth on Schedule I hereto under the heading “Incremental Revolving Credit Commitments” (each such Person, an “Incremental Revolving Credit Lender”) is willing to increase its Revolving Credit Commitment by, or extend a new Revolving Credit Commitment equal to, the amount set forth opposite its name on Schedule I hereto under such heading, (b) each Person whose name is set forth on Schedule I hereto under the heading “Delayed-Draw Term Loan Commitments” (each such Person, a “Delayed-Draw Dollar Term Loan Lender”) is willing to extend a Delayed-Draw Dollar Term Loan Commitment to the U.S. Borrower in an amount equal to the amount set forth opposite its name on Schedule I hereto under such heading and (c) the Administrative Agent, the Existing Lenders, the L/C Issuers, the Incremental Revolving Credit Lenders and the Delayed- Draw Dollar Term Loan Lenders hereby agree to amend the Existing Credit Agreement as set forth herein, in each case, on the terms and subject to the conditions set forth herein. WHEREAS, capitalized terms used and not defined herein shall have such meanings ascribed thereto in the Existing Credit Agreement or the Amended Credit Agreement, as the context implies.

2 [[5629532]] NOW, THEREFORE, the parties hereto agree as follows: SECTION 1. Incremental Revolving Credit Commitments. (a) Subject to the terms and conditions set forth herein, the U.S. Borrower and each Increasing Revolving Credit Lender agree that, on the Fifth Amendment Effective Date, the Revolving Credit Commitment of such Increasing Revolving Credit Lender shall increase by (or, if such Person is not already a Revolving Credit Lender, such Increasing Revolving Credit Lender shall have a Revolving Credit Commitment equal to) the amount set forth opposite its name on Schedule I hereto under the heading “Incremental Revolving Credit Commitments”. (b) Each party hereto acknowledges and agrees that, on the Fifth Amendment Effective Date, the Pro Rata Shares of all the Revolving Credit Lenders shall automatically be adjusted to give effect to the provisions of Section 1(a). Without limiting the foregoing, each Increasing Revolving Credit Lender further acknowledges and agrees that, on the Fifth Amendment Effective Date and without any further action on the part of any Person, each L/C Issuer shall be deemed to have granted to such Increasing Revolving Credit Lender, and such Increasing Revolving Credit Lender shall have acquired from such L/C Issuer Bank, an undivided interest and participation in each Letter of Credit and the related L/C Obligations outstanding issued by such L/C Issuer and outstanding on the Fifth Amendment Effective Date equal to such Increasing Revolving Credit Lender’s Pro Rata Share (as so automatically redetermined on the Fifth Amendment Effective Date) of such L/C Obligations. (c) The parties hereto acknowledge and agree that (i) any loans made pursuant to any Revolving Credit Commitment increased pursuant hereto (or a new Revolving Credit Commitment provided pursuant hereto) (A) shall constitute Obligations and have all of the benefits thereof, (B) shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents and (C) shall be “Revolving Loans” and “Loans” for all purposes under the Loan Documents and (ii) each Increasing Revolving Credit Lender shall have all of the rights, remedies, privileges and protections applicable to the “Revolving Credit Lenders” and the “Lenders” under, and as defined in, the Credit Agreement and the other Loan Documents. SECTION 2. Delayed-Draw Dollar Term Loan Commitments. (a) Subject to the terms and conditions set forth herein, the U.S. Borrower and each Delayed-Draw Dollar Term Loan Lender agree that, on the Fifth Amendment Effective Date, such Delayed-Draw Dollar Term Loan Lender shall have a Delayed-Draw Dollar Term Loan Commitment in the amount equal to the amount set forth opposite its name on Schedule I hereto under the heading “Delayed-Draw Dollar Term Loan Commitments”. (b) The terms of the Delayed-Draw Dollar Term Loan Commitments and any Delayed-Draw Dollar Term Loans made thereunder shall be as set forth in the Amended Credit Agreement, and the parties hereto acknowledge and agree that (i) the Delayed-Draw Dollar Term Loans (A) shall constitute Obligations and have all of the benefits thereof, (B) shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Credit Agreement or any other Loan Document and (C) shall be “Term Loans” and “Loans” for all purposes under the Loan Documents and (ii) each Delayed-Draw Dollar Term Loan Lender shall have all of the rights, remedies, privileges and protections applicable to the “Delayed-Draw Dollar Term Loan Lenders”, the “Term Loan Lenders” and the “Lenders” under, and as defined in, the Amended Credit Agreement and the other Loan Documents. SECTION 3. Amendments to Existing Credit Agreement.

3 [[5629532]] (a) Effective on the Fifth Amendment Effective Date, the Existing Credit Agreement (other than, except as set forth below, the Exhibits and Schedules thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the single-underlined text (indicated textually in the same manner as the following example: single- underlined text) as set forth in the blackline changed pages attached as Exhibit A hereto. (b) Effective on the Fifth Amendment Effective Date, (i) each of Schedules I, II, 8.1, 8.2 and 8.3 to the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form set forth on Schedule I, II, 8.1, 8.2 and 8.3 hereto and (ii) each of Exhibits A, B, C, F and I to the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A, B, C, F or I respectively, attached hereto. SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Fifth Amendment Effective Date”) on which the following conditions are satisfied: (a) Amendment. The Administrative Agent shall have received from Holdings, the U.S. Borrower, the U.K. Borrower, each other Loan Party, each Existing Lender, each L/C Issuer, each Incremental Revolving Credit Lender and each Delayed-Draw Dollar Term Lender either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such Person has signed a counterpart of this Amendment. (b) Fees and Expenses. All reasonable and reasonably documented out-of-pocket costs and expenses payable to the Administrative Agent under the Loan Documents and the fees payable under that certain Fee Letter dated June 2, 2021, between the U.S. Borrower and Ares, shall have been (or shall be substantially concurrently with the occurrence of the transactions contemplated hereby) paid to the extent then due; provided that, with respect to such costs and expenses, an invoice shall have been provided to the U.S. Borrower at least one Business Day prior to the Fifth Amendment Effective Date. (c) Secretary’s Certificates and Good Standing Certificates. The Administrative Agent shall (i) have received a certificate of each of Holdings, the U.S. Borrower, the U.K. Borrower and each other Loan Party, each dated the Fifth Amendment Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (1) except as set forth in such certificate, there have been no amendments to the certificate or articles of incorporation, formation or organization (or equivalent) of such Person compared to the copy thereof delivered to the Administrative Agent on the Fourth Amendment Effective Date, (2) except as set forth in such certificate, there have been no amendments to the by-laws or operating, management, partnership or similar agreement of such Person (if applicable) compared to the copy thereof delivered to the Administrative Agent on the Fourth Amendment Effective Date, and such by-laws or operating, management, partnership or similar agreement are in full force and effect as of the Fifth Amendment Effective Date, and (3) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Amendment, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect and (B) identify by name and title and bear the signatures of the officers, managers, or directors or authorized signatories of such Person authorized to sign this Amendment and (ii) a good standing (or equivalent) certificate as of a recent date for each of Holdings, the U.S. Borrower, and each other Loan Party from the relevant authority of its jurisdiction of organization (to the extent applicable in such jurisdiction). (d) Opinion of Counsel. The Administrative Agent shall have received customary legal opinions, dated the Fifth Amendment Effective Date, of (i) Cravath, Swaine & Moore LLP, in its

4 [[5629532]] capacity as special New York counsel for the Loan Parties, (ii) Richards, Layton & Finger, PA, in its capacity as special Delaware counsel for the U.S. Loan Parties, (iii) Holland & Knight LLP, in its capacity as special Texas, Ohio and Illinois counsel for the U.S. Loan Parties, and (iv) Proskauer Rose LLP, in its capacity as special English counsel for the Administrative Agent. (e) Officer’s Certificate. The Administrative Agent shall have received an executed certificate of a Responsible Officer of the U.S. Borrower, dated the Fifth Amendment Effective Date, to the effect that the representations and warranties set forth in Section 5 hereof are true and correct. (f) Solvency. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit J to the Existing Credit Agreement from the chief financial officer (or other officer with equivalent duties) of the U.S. Borrower, dated as of the Fifth Amendment Effective Date. (g) KYC. To the extent requested by the Administrative Agent not less than ten (10) days prior to the Fifth Amendment Effective Date, the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. SECTION 5. Representations and Warranties. Each of Holdings and the U.S. Borrower, on behalf of itself and the other Loan Parties, represents and warrants to the Administrative Agent and each Lender party hereto that, after giving effect to this Amendment and the transactions contemplated hereby, (a) the representations and warranties of the Loan Parties set forth in any Loan Document are true and correct in all material respects (or to the extent modified by materiality or “Material Adverse Effect”, in all respects) on and as of the Fifth Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing as of the Fifth Amendment Effective Date. SECTION 6. Reaffirmation by Loan Parties. Each of the Loan Parties, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or acts as a guarantor, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for, or guaranteed, any Obligations under the Loan Documents, ratifies and reaffirms such grant of security interests and liens and such guarantee and confirms and agrees that such security interests and liens hereafter secure such Obligations as amended hereby. Each of the Loan Parties hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. SECTION 7. No Novation. Except as expressly set forth herein, this Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Liens or priority of any Collateral Document or any other security therefor. Except as expressly set forth herein, nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Collateral Documents or the other Loan Documents or a novation of the Existing Credit Agreement or any other Loan Document. The obligations outstanding under or of the Existing Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. SECTION 8. Miscellaneous.

5 [[5629532]] (a) This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. (b) The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. (c) The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. (d) Except as expressly provided by this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents remain in full force and effect. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or the L/C Issuers, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Lenders. (e) This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. (f) This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. (g) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. [Signature Pages Follow]

[Fifth Amendment Signature Page] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. NSM INSURANCE HOLDCO, LLC, as Holdings By: Name: William McKernan Title: President NSM INSURANCE GROUP, LLC, as the U.S. Borrower By: Name: William McKernan Title: President Signed by Marc Castellucci for and on behalf of NSM UK HOLDINGS LTD, as the U.K. Borrower Director DocuSign Envelope ID: 32963B83-CA9E-40FF-8F54-B04432CCDA99

[Fifth Amendment Signature Page] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. NSM INSURANCE HOLDCO, LLC, as Holdings By: Name: William McKernan Title: President NSM INSURANCE GROUP, LLC, as the U.S. Borrower By: Name: William McKernan Title: President Signed by Marc Castellucci for and on behalf of NSM UK HOLDINGS LTD, as the U.K. Borrower Director

[Fifth Amendment Signature Page] AMERICAN COLLECTORS INSURANCE LLC, as a Guarantor By: Name: William McKernan Title: President NSM INSURANCE SERVICES, LLC, as a Guarantor By: Name: William McKernan Title: President CLEVERLAND HOLDINGS LLC, as a Guarantor By: Name: William McKernan Title: President EMBRACE PET INSURANCE AGENCY, LLC, as a Guarantor By: Name: William McKernan Title: President EMBRACE PET MANAGEMENT, LLC, as a Guarantor By: Name: William McKernan Title: President DocuSign Envelope ID: 32963B83-CA9E-40FF-8F54-B04432CCDA99

[Fifth Amendment Signature Page] Signed by Marc Castellucci for and on behalf of BATSON BIDCO LIMITED, as a Guarantor ______________________________ Director Signed by Marc Castellucci for and on behalf of BATSON MIDCO LIMITED, as a Guarantor ______________________________ Director Signed by Marc Castellucci for and on behalf of DINGHY LIMITED, as a Guarantor ______________________________ Director Signed by Marc Castellucci for and on behalf of DINGHY TECH LIMITED, as a Guarantor Director Signed by Marc Castellucci for and on behalf of DINGHY UK LIMITED, as a Guarantor ______________________________ Director

[Fifth Amendment Signature Page] Signed by Marc Castellucci for and on behalf of KINGSBRIDGE GROUP LIMITED, as a Guarantor ______________________________ Director Signed by Marc Castellucci for and on behalf of KRS LION BIDCO LIMITED, as a Guarantor ______________________________ Director Signed by Marc Castellucci for and on behalf of LARSEN HOWIE GROUP LIMITED, as a Guarantor ______________________________ Director Signed by Marc Castellucci for and on behalf of SOAR NEWCO LIMITED, as a Guarantor Director

[Fifth Amendment Signature Page] ARES CAPITAL CORPORATION, as Administrative Agent By: Name: David Schwartz Title: Authorized Signatory

[Fifth Amendment Signature Page] AC AMERICAN FIXED INCOME IV, L.P. By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory FEDERAL INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory SC ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory SA REAL ASSETS 20 LIMITED By: Ares Management LLC, its investment manager By: Ares Capital Management LLC, as subadvisor By: Name: David Schwartz Title: Authorized Signatory

[Fifth Amendment Signature Page] ARES ND CSF HOLDINGS LLC By: Ares Capital Management LLC, as servicer By: Name: David Schwartz Title: Authorized Signatory BOWHEAD IMC LP By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory ARES CENTRE STREET PARTNERSHIP, L.P. By: Ares Centre Street GP, Inc., as general partner By: Name: David Schwartz Title: Authorized Signatory AN CREDIT STRATEGIES FUND, L.P. By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory ADF I HOLDINGS LLC By: Ares Capital Management LLC, as servicer By: Name: David Schwartz Title: Authorized Signatory

[Fifth Amendment Signature Page] GREAT AMERICAN LIFE INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory GREAT AMERICAN INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory ARES CAPITAL CP FUNDING, LLC By: Name: David Schwartz Title: Authorized Signatory ARES JASPER FUND HOLDINGS, LLC By: Ares Capital Management LLC, as servicer By: Name: David Schwartz Title: Authorized Signatory DIVERSIFIED LOAN FUND - PRIVATE DEBT A S.A.R.L. By: Name: David Schwartz Title: Authorized Signatory

[Fifth Amendment Signature Page] AO MIDDLE MARKET CREDIT FINANCING L.P. By: AO Middle Market Credit Financing GP Ltd., its general partner By: Name: Title: By: Name: Title:

[Fifth Amendment Signature Page] NATIONWIDE LIFE INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory NATIONWIDE MUTUAL INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory ARES EUROPEAN CREDIT STRATEGIES FUND VIII (BUMA), L.P. By: Ares Management Limited, its investment manager By: Ares Capital Management LLC, its subadvisor By: Name: David Schwartz Title: Authorized Signatory BLUE EAGLE 2016-1, LTD. By: Global Atlantic Financial Company, its collateral manager By: Ares Capital Management LLC, its investment manager By: Name: David Schwartz Title: Authorized Signatory ARES CSIDF HOLDINGS, LLC By: Ares Capital Management LLC, as servicer By: Name: David Schwartz Title: Authorized Signatory

[Fifth Amendment Signature Page] FEDERAL INSURANCE COMPANY By: Ivy Hill Asset Management, L.P., its investment manager By: Name: David Schwartz Title: Authorized Signatory

[Fifth Amendment Signature Page] CDPQ REVENU FIXE INC. By: Name: Title: By: Name: Title: CDPQ REVENU FIXE AMÉRICAIN V INC. By: Name: Title: By: Name: Title: DocuSign Envelope ID: 0AE2A323-B756-4625-AE4F-10B8D2DFF857 Managing Director, Head of Corporate Credit Managing Director, Head of Corporate Credit Jerome Marquis Jerome Marquis Thomas Cockburn Senior Director, Corporate Credit Thomas Cockburn Senior Director, Corporate Credit

[Fifth Amendment Signature Page] IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD. By: Ivy Hill Asset Management, L.P., as Portfolio Manager By: Name: Kevin Braddish Title: President IVY HILL MIDDLE MARKET CREDIT FUND V, LTD. By: Ivy Hill Asset Management, L.P., as Portfolio Manager By: Name: Kevin Braddish Title: President IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD. By: Ivy Hill Asset Management, L.P., as Portfolio Manager By: Name: Kevin Braddish Title: President IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD. By: Ivy Hill Asset Management, L.P., as Portfolio Manager By: Name: Kevin Braddish Title: President IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD. By: Ivy Hill Asset Management, L.P., as Asset Manager By: Name: Kevin Braddish Title: President

IVY HILL MIDDLE MARKET CREDIT FUND XIV, LTD. By: Ivy Hill Asset Management, L.P., as Portfolio Manager By: Name: Kevin Braddish Title: President FEDERAL INSURANCE COMPANY By: Ivy Hill Asset Management, L.P., its investment manager By: Name: Kevin Braddish [Fifth Amendment Signature Page]

[[5629532]] SCHEDULE I Incremental Revolving Credit Commitments Incremental Revolving Credit Lender Incremental Revolving Credit Commitment ARES CAPITAL CORPORATION $6,000,000 CDPQ REVENU FIXE AMÉRICAIN V INC. $4,000,000 LAKE FOREST BANK & TRUST COMPANY, N.A. $15,000,000 TOTAL $25,000,000 Revolving Credit Commitments Revolving Credit Lender Revolving Credit Commitment ARES CAPITAL CORPORATION $6,000,000 CDPQ REVENU FIXE AMÉRICAIN V INC. $4,000,000 LAKE FOREST BANK & TRUST COMPANY, N.A. $30,000,000 TOTAL $40,000,000 Delayed-Draw Dollar Term Loan Commitments Delayed-Draw Dollar Term Loan Lender Delayed-Draw Dollar Term Loan Commitment ARES CAPITAL CORPORATION $30,000,000 CDPQ REVENU FIXE AMÉRICAIN V INC. $20,000,000 TOTAL $50,000,000

[[5629532]] SCHEDULE II Addresses for Notices Administrative Agent and/or L/C Issuer Ares Capital Corporation 245 Park Avenue, 44th Floor New York, New York 10167 Attention: Raymond L. Wright Telephone: (212) 750-1777 Email: agency@aresmgmt.com with a copy of notices (that will not constitute notice) to: Proskauer Rose LLP Eleven Times Square New York, NY 10036 Attention: Justin Breen, Esq. Telephone: (212) 969-3055 Email: jbreen@proskauer.com L/C Issuer and/or Swingline Lender Lake Forest Bank & Trust Company, N.A. 727 N. Bank Lane Lake Forest, Illinois 60045 Attention: Christopher Baker Telephone: 847-615-4046 Email: cbaker@lakeforestbank.com and Shane Bryant Telephone: 847-939-9617 Email: sbryant@wintrust.com with a copy (that will not constitute notice) to: Proskauer Rose LLP Eleven Times Square New York, NY 10036 Attention: Justin Breen, Esq. Telephone: (212) 969-3055 Email: jbreen@proskauer.com CDPQ Revenu Fixe Inc. CDPQ Revenu Fixe Inc. 1000 Jean Paul Riopelle PL, Montreal, Quebec H2Z 2B3 Attention: Simone Champagne Telephone: 514 847-8006

[[5629532]] Email: dettecorpo@cdpq.com; affairesjuridiques@cdpq.com with a copy of notices (that will not constitute notice) to: Proskauer Rose LLP Eleven Times Square New York, NY 10036 Attention: Justin Breen, Esq. Telephone: (212) 969-3055 Email: jbreen@proskauer.com U.S. Borrower NSM Insurance Group, LLC 555 North Ln. Suite 6060 Conshohocken, PA 19428 Attention: Jonathan Costello, CFO Email: jacostello@nsminc.com with a copy to: White Mountains Catskill Holdings, Inc. 23 South Main Street, Suite 3B Hanover, NH 03755 Attention: General Counsel Email: rseelig@whitemountains.com; jlichtenstein@whitemountains.com cdelehanty@whitemountains.com wbell@whitemountains.com

[[5629532]] SCHEDULE 8.1 Indebtedness Item Name of Group Member Amount Description 1 NSM Insurance Group, LLC Contingent consideration recorded as a liability of $648,018 Contingent consideration payable pursuant to the Sale and Purchase Agreement relating to the acquisition of the entire issued share capital of Vantage Holdings Limited by and among NSM Insurance Group, LLC, NSM Insurance Services, LLC (formerly Care Providers Insurance Services, LLC) and the Seller named therein dated October 26, 2016 2 NSM Insurance Group, LLC £1,502,534.91 Guarantee to Ageas Insurance Limited for the obligations of Vantage Holdings Limited pursuant to the Loan Agreement between Groupama Insurance and Vantage Holdings Limited dated December 31, 2008 3 Vantage Holdings Limited Contingent consideration recorded as a liability of $642,584 Contingent consideration payable pursuant to the Sale and Purchase Agreement relating to the acquisition of the entire issued share capital of Maybury James Limited by and among Vantage Holdings Limited, NSM Insurance Group, LLC and the Seller named therein dated September 29, 2017 4 Vantage Holdings Limited £1,502,534.91 Note payable to Ageas Insurance Limited per the Loan Agreement between Groupama Insurance and Vantage Holdings Limited dated December 31, 2008 5 NSM Insurance Services, LLC (formerly Care Providers Insurance Services, LLC) $6,396,892 Contingent consideration payable pursuant to the Sale and Purchase Agreement relating to selected assets of

[[5629532]] KBK Insurance Group Inc. and KBK Premium Services, Inc. by NSM Insurance Services, LLC (formerly Care Providers Insurance Services, LLC) and the Sellers named therein dated November 30, 2018 6 NSM UK Holdings LTD and NSM Insurance Group, LLC $341,000 Contingent consideration payable pursuant to the Sale and Purchase Agreement relating to the acquisition of the entire issued share capital of Kingsbridge Group Limited by and among NSM UK Holdings LTD and NSM Insurance Group, LLC and the Seller named therein dated March 21, 2020

[[5629532]] SCHEDULE 8.2 Liens Liens securing Indebtedness listed as Item 4 on Schedule 8.1.

[[5629532]] SCHEDULE 8.3 Investments None other than those set forth on Schedule 4.3.

[[5629532]] EXHIBIT A Amendments to the Credit Agreement [Attached]

EXHIBIT A [[5628733]] PROPOSED AMENDMENTS REFLECTING FOURTHFIFTH AMENDMENT ADDED TEXT SHOWN UNDERSCORED, DELETED TEXT SHOWN STRIKETHROUGH BASED ON COMPOSITE COPY REFLECTING THE FIRST AMENDMENT DATED AS OF DECEMBER 3, 2018, THE SECOND AMENDMENT DATED AS OF APRIL 1, 2019 AND , THE THIRD AMENDMENT DATED AS OF JUNE 28, 2019 and THE FOURTH AMENDMENT DATED AS OF APRIL 7, 2020 CREDIT AGREEMENT dated as of May 11, 2018, among NSM INSURANCE GROUP, LLC, as the U.S. Borrower, NSM UK HOLDINGS LTD, as the U.K. Borrower, NSM INSURANCE HOLDCO, LLC, as Holdings, ARES CAPITAL CORPORATION, as Administrative Agent, and THE LENDERS AND L/C ISSUERS PARTY HERETO FROM TIME TO TIME ♦ ♦ ♦ ARES CAPITAL MANAGEMENT LLC, as Sole Bookrunner and Sole Lead Arranger and LAKE FOREST BANK & TRUST COMPANY, N.A., as Documentation Agent [[5628733]]

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS 1 SECTION 1.1 Defined Terms 1 SECTION 1.2 UCC Terms 5459 SECTION 1.3 Accounting Terms and Principles 5460 SECTION 1.4 Payments 5661 SECTION 1.5 Interpretation 5662 SECTION 1.6 Currency Equivalents Generally 5863 SECTION 1.7 Divisions 5863 SECTION 1.8 Interest Rate; LIBOR Notification 63 ARTICLE 2 THE FACILITIES 5864 SECTION 2.1 The Commitments 5864 SECTION 2.2 Borrowing Procedures 5865 SECTION 2.3 Swingline Loans 6066 SECTION 2.4 Letters of Credit 6168 SECTION 2.5 Reduction and Termination of the Commitments 6471 SECTION 2.6 Repayment of Loans 6471 SECTION 2.7 Optional Prepayments 6472 SECTION 2.8 Mandatory Prepayments 6572 SECTION 2.9 Interest 6875 SECTION 2.10 Conversion and Continuation Options 6976 SECTION 2.11 Fees 6977 SECTION 2.12 Application of Payments 7077 SECTION 2.13 Payments and Computations 7280 SECTION 2.14 Evidence of Debt 7481 SECTION 2.15 Suspension of Eurocurrency Rate Option 75Concerning Benchmark Rates 82 i [[5628733]]

SECTION 2.16 Breakage Costs; Increased Costs; Capital Requirements 7685 SECTION 2.17 Taxes 7886 SECTION 2.18 Substitution of Lenders 8492 SECTION 2.19 Incremental Facilities 8593 SECTION 2.20 Extensions/Modifications 8897 SECTION 2.21 Defaulting Lenders 91100 SECTION 2.22 U.K. Borrower. 93 102 ARTICLE 3 CONDITIONS TO LOANS AND LETTERS OF CREDIT 94102 SECTION 3.1 Conditions Precedent to Funding of Loans and Letters of Credit on the Closing Date 94102 SECTION 3.2 Conditions Precedent to Funding of Loans and Letters of Credit after the Closing Date 94102 ARTICLE 4 REPRESENTATIONS AND WARRANTIES 94103 SECTION 4.1 Corporate Existence; Compliance with Law 95103 SECTION 4.2 Loan Documents 95103 SECTION 4.3 Ownership of Group Members 95104 SECTION 4.4 Financial Statements 96104 SECTION 4.5 Material Adverse Effect 96104 SECTION 4.6 Solvency 96104 SECTION 4.7 Litigation 96104 SECTION 4.8 Taxes 96105 SECTION 4.9 Margin Regulations 96105 SECTION 4.10 No Defaults 97105 SECTION 4.11 Investment Company Act 97105 SECTION 4.12 Labor Matters 97105 SECTION 4.13 ERISA 97105 SECTION 4.14 Environmental Matters 97105 SECTION 4.15 Intellectual Property 98106 SECTION 4.16 Title; Real Property 98106 ii [[5628733]]

SECTION 4.17 Full Disclosure 98107 SECTION 4.18 Patriot Act 98107 SECTION 4.19 Sanctions, Anti-Money Laundering and Anti-Corruption 99107 SECTION 4.20 Centre of Main Interests and Establishments 99107 ARTICLE 5 FINANCIAL COVENANT 99108 SECTION 5.1 Maximum Consolidated Total Leverage Ratio 99108 SECTION 5.2 Right to Cure 99108 ARTICLE 6 REPORTING COVENANTS 100109 SECTION 6.1 Financial Statements 100109 SECTION 6.2 Other Events 102110 SECTION 6.3 Copies of Notices and Reports 102111 SECTION 6.4 Other Information 102111 ARTICLE 7 AFFIRMATIVE COVENANTS 102111 SECTION 7.1 Maintenance of Corporate Existence 102111 SECTION 7.2 Compliance with Laws, Etc. 103111 SECTION 7.3 Payment of Obligations 103111 SECTION 7.4 Maintenance of Property and Rights 103112 SECTION 7.5 Maintenance of Insurance 103112 SECTION 7.6 Keeping of Books 103112 SECTION 7.7 Access to Books and Property 104112 SECTION 7.8 Environmental 104113 SECTION 7.9 Use of Proceeds 104113 SECTION 7.10 Additional Collateral and Guaranties 105113 SECTION 7.11 Deposit Accounts 107115 SECTION 7.12 PSC Register 107116 SECTION 7.13 OFAC/Patriot Act 108116 SECTION 7.14 Designation of Subsidiaries 108116 iii [[5628733]]

ARTICLE 8 NEGATIVE COVENANTS 109117 SECTION 8.1 Indebtedness 109117 SECTION 8.2 Liens 112121 SECTION 8.3 Investments 115124 SECTION 8.4 Asset Sales 120128 SECTION 8.5 Restricted Payments 122130 SECTION 8.6 Prepayment of Junior Financing 124133 SECTION 8.7 Fundamental Changes 126134 SECTION 8.8 Change in Nature of Business 127135 SECTION 8.9 Transactions with Affiliates 129137 SECTION 8.10 Third-Party Restrictions on Liens or Restricted Payments 131139 SECTION 8.11 Modification of Certain Documents 132141 SECTION 8.12 Accounting Changes; Fiscal Year 132141 SECTION 8.13 Margin Regulations 133141 SECTION 8.14 Compliance with ERISA 141 ARTICLE 9 EVENTS OF DEFAULT 133141 SECTION 9.1 Definition 133141 SECTION 9.2 Remedies 135143 SECTION 9.3 Actions in Respect of Letters of Credit 135143 ARTICLE 10 THE ADMINISTRATIVE AGENT 135144 SECTION 10.1 Appointment and Duties 135144 SECTION 10.2 Binding Effect 136145 SECTION 10.3 Use of Discretion 137145 SECTION 10.4 Delegation of Rights and Duties 137145 SECTION 10.5 Reliance and Liability 137145 SECTION 10.6 Administrative Agent Individually 138146 SECTION 10.7 Lender Credit Decision 138147 iv [[5628733]]

SECTION 10.8 Expenses; Indemnities 139147 SECTION 10.9 Resignation of Administrative Agent or L/C Issuer 140148 SECTION 10.10 Release of Collateral or Guarantors 140149 SECTION 10.11 Additional Secured Parties 141149 SECTION 10.12 Intercreditor Agreements 141150 ARTICLE 11 MISCELLANEOUS 142150 SECTION 11.1 Amendments, Waivers, Etc. 142150 SECTION 11.2 Assignments and Participations; Binding Effect 145154 SECTION 11.3 Costs and Expenses 151159 SECTION 11.4 Indemnities 152160 SECTION 11.5 Survival 153161 SECTION 11.6 Limitation of Liability for Certain Damages 153161 SECTION 11.7 Lender-Debtor Relationship 153161 SECTION 11.8 Right of Setoff 153161 SECTION 11.9 Sharing of Payments, Etc. 154162 SECTION 11.10 Marshaling; Payments Set Aside 154162 SECTION 11.11 Notices 154162 SECTION 11.12 Electronic Transmissions 155163 SECTION 11.13 Governing Law 156164 SECTION 11.14 Jurisdiction 156164 SECTION 11.15 WAIVER OF JURY TRIAL 157165 SECTION 11.16 Severability 157165 SECTION 11.17 Execution in Counterparts 157165 SECTION 11.18 Entire Agreement 157165 SECTION 11.19 Acceptable Intercreditor Agreements 157166 SECTION 11.20 Non-Public Information; Confidentiality 159167 SECTION 11.21 Patriot Act Notice 160168 SECTION 11.22 Release of Guarantors 160168 SECTION 11.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 160168 v [[5628733]]

SECTION 11.24 Conversion of Currencies. 161 169 SECTION 11.25 Acknowledgement Regarding Any Supported QFCs. 161 169 vi [[5628733]]

SCHEDULES AND EXHIBITS Schedule I - Commitments Schedule II - Addresses for Notices Schedule 2.4 - Existing Letters of Credit Schedule 4.3 - Ownership of Group Members; Subsidiaries; Capitalization Schedule 4.14 - Environmental Matters Schedule 4.16 - Real Property Schedule 8.1 - Indebtedness Schedule 8.2 - Liens Schedule 8.3 - Investments Schedule 8.9 - Affiliate Transactions Exhibit A - Form of Assignment Exhibit B - Form of [Revolving Loan][Dollar/Delayed-Draw Dollar Term Loan][Sterling Term Loan] Note Exhibit C - Form of Notice of Borrowing Exhibit D - Form of Swingline Loan Request Exhibit E - Form of L/C Request Exhibit F - Form of Notice of Conversion or Continuation Exhibit G - Form of Compliance Certificate Exhibit H - [Reserved] Exhibit I - Form of Affiliated Lender Assignment and Assumption Exhibit J - Form of Solvency Certificate vii [[5628733]]

This CREDIT AGREEMENT, dated as of May 11, 2018, is entered into among NSM INSURANCE GROUP, LLC, a Delaware limited liability company (the "U.S. Borrower"), NSM UK HOLDINGS LTD, a company incorporated in England and Wales with registered number 12498389 and having its registered office at Level 15, 30 St Mary Axe, London, EC3A 8EP (the "U.K. Borrower"), NSM INSURANCE HOLDCO, LLC, a Delaware limited liability company ("Holdings"), the LENDERS, the L/C ISSUERS and ARES CAPITAL CORPORATION ("Ares"), as administrative agent for the Lenders and the L/C Issuers (in such capacity, together with its successors and permitted assigns in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement (as this and other capitalized terms used in these preliminary statements are defined in Section 1.1 below) the Lenders party thereto have extended certain credit facilities to the U.S. Borrower **and the U.K. Borrower, including the Dollar Term Loan Facility in an initial aggregate principal amount of $220,739,023.40 and the Sterling Term Loan Facility in an initial** aggregate principal amount of £42,500,000.

WHEREAS, the U.S. Borrower has requested, and the Lenders party to the ~~Fourth~~**Fifth** Amendment have agreed, that the Existing Credit Agreement be amended, effective as of the ~~Fourth~~**Fifth** Amendment Effective Date, as set forth herein, including (a~~) to join the U.K. Borrower as a party hereto and (b~~) to provide for~~, as of~~ the ~~Fourth Amendment Effective Date, (i) the~~**Delayed-Draw** Dollar Term ~~Loan Facility~~**Commitments** in an aggregate ~~principal~~ amount of $~~220,739,023.40, (ii) the Sterling Term Loan Facility in an aggregate principal amount of £42,500,000~~**50,000,000** and (~~iii~~**b**) **to increase** the Revolving Credit ~~Facility in~~**Commitments by $25,000,000 to** an aggregate ~~committed~~ amount of $~~15,000,000~~**40,000,000**.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

"Acceptable Intercreditor Agreement" means (~~i~~**a**) any intercreditor or subordination agreement or arrangement (which may take the form of a "waterfall" or similar provision), as applicable, the terms of which are consistent with market terms (as determined by the U.S. Borrower and the Administrative Agent in good faith) governing arrangements for the sharing and/or subordination of Liens and/or arrangements relating to the distribution of payments, as applicable, at the time the relevant intercreditor or subordination agreement or arrangement is proposed to be established in light of the type of Indebtedness subject thereto or (~~ii~~**b**) any other intercreditor or subordination agreement or arrangement (which may take the form of a "waterfall" or similar provision), as applicable, the terms of which are reasonably acceptable to the U.S. Borrower and the Administrative Agent.

"Acquisition" means the purchase or other acquisition (in one transaction or a series of transactions, including pursuant to any merger or consolidation) by the U.S. Borrower or any Restricted Subsidiary of (a) Stock in a Person if, as a result of the consummation thereof, such Person will become a Restricted Subsidiary of the U.S. Borrower or (b) all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, brand, program or product line or line of business of), any Person.

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“Administrative Agent” has the meaning specified in the preamble hereto. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution. “Affected Lender” has the meaning specified in Section 2.18(a). “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided, however, that none of the Administrative Agent nor any Lender shall be an Affiliate of any Borrower (other than Affiliated Lenders in accordance with the terms hereof). For purpose of this definition, “control” means the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Affiliated Debt Fund” means (a) any Affiliate of Parent that is a bona fide bank, debt fund, distressed asset fund, hedge fund, mutual fund, insurance company, financial institution or an investment vehicle that is engaged in the business of investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course, in each case, that is not organized primarily for the purpose of making equity investments, and (b) any investment fund or account of an Affiliate of Parent managed by third parties (including by way of a managed account, a fund or an index fund in which an Affiliate of Parent has invested) that is not organized or used primarily for the purpose of making equity investments, in the case of each of the preceding clauses (a) and (b), with respect to which neither Parent nor any Permitted Investor directly or indirectly possesses the power to direct or cause the direction of the investment policies of such entity. In no event shall Holdings or any of its Subsidiaries be deemed an Affiliated Debt Fund. “Affiliated Lender” means, at any time, any Lender that is Parent or any of its Affiliates (other than Holdings, any Borrower or any of their respective Subsidiaries). “Affiliated Lender Assignment and Assumption” has the meaning specified in Section 11.2(g)(i)(A). “Agreed Currency” means Dollars and Sterling. “Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time. “Agreement Currency” has the meaning specified in Section 11.24(b). “AIG” means AIG Property Casualty U.S., Inc., a Delaware corporation. “AIG Renewal Rights” means the obligations of the Loan Parties under the Renewal Rights Agreement. “All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees or interest rate floor (subject to the proviso set forth below); provided that original issue discount and upfront fees shall be equated to interest rates in a manner consistent with generally accepted financial practice assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); provided, further, that (a) if such Indebtedness includes any “LIBOR” or “SONIA” floor and, at the time of determination, such “floor” is greater than the Eurocurrency Base Rate for the applicable currency for an 2 [[5628733]]

Interest Period of three months on such date **or the Daily Simple SONIA on such date, as applicable**, such excess amount shall be equated to interest rate margins for purposes of calculating the All-In Yield with respect to such Indebtedness, (b) "All-In Yield" shall not include (i) bona fide arrangement fees, structuring fees, underwriting fees, commitment fees, ticking fees or any other fees similar to the foregoing (regardless of how such fees are computed and whether paid in whole or in part to any or all lenders) paid to arrangers or underwriting lenders (or equivalent) in connection with such Indebtedness or commitments in respect thereof, (ii) customary and bona fide consent fees paid generally to consenting lenders and (iii) any other fees that are not paid directly by the Borrowers or any of their Affiliates to the lenders of such Indebtedness and (c) if the Term Loans under any Term Loan Facility shall have been incurred with different amounts of original issue discount or upfront fees, then the All-In Yield with respect to the Term Loans under such Term Loan Facility will be determined on the basis of the weighted average of the amounts of the original issue discount and/or upfront fees with respect to all the Term Loans under such Term Loan Facility.

"Applicable Creditor" has the meaning specified in Section 11.24(b).

"Applicable Margin" means:

(a) with respect to the Dollar Term Loans, **the Delayed-Draw Dollar Term Loans,** the Revolving Loans and the Swingline Loans, (i) from the ~~Fourth~~**Fifth** Amendment Effective Date until the third Business Day following the date of the delivery to the Administrative Agent of the consolidated financial statements pursuant to Section 6.1(b) for the Fiscal Quarter ending ~~March~~**December** 31, 2021 and the related Compliance Certificate pursuant to Section 6.1(d), ~~5.75~~**4.75**% *per annum* in the case of Eurocurrency Rate Loans and ~~4.75~~**3.75**% in the case of Base Rate Loans and (ii) thereafter, the rate per annum as set forth in the table below under the caption "Applicable Margin for Eurocurrency Rate Loans~~ ($)~~" or "Applicable Margin for Base Rate Loans", as the case may be, based upon the Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period;

(b) with respect to the Sterling Term Loans, (i) from the ~~Fourth~~**Fifth** Amendment Effective Date until the third Business Day following the date of the delivery to the Administrative Agent of the consolidated financial statements pursuant to Section 6.1(b) for the Fiscal Quarter ending ~~March~~**December** 31, 2021 and the related Compliance Certificate pursuant to Section 6.1(d), ~~6.25~~**5.25**% *per annum* and (ii) thereafter, the rate per annum as set forth in the table below under the caption "Applicable Margin for ~~Eurocurrency Rate~~**SONIA** Loans~~ (£)~~", based upon the Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period; and

(c) with respect to Loans under any other Facility, the rate per annum specified in the Incremental Amendment, the Extension/Modification Amendment or the amendment with respect to Replacement Loans, as the case may be, establishing Loans under such Facility;

provided, in the case of clauses (a)(i) and (b)(i) above, that if the Consolidated Total Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which the consolidated financial statements pursuant to Section 6.1(b) or 6.1(c) and the related Compliance Certificate pursuant to Section 6.1(d) shall have been delivered to the Administrative Agent shall be greater than 4.50:1.00, then, from and after the third Business Day after the date of the delivery thereof and until the third Business Day after the next such delivery, the Applicable Margin shall be determined in accordance with clause (a)(ii) or (b)(ii) above, as applicable, it being understood, however, that Pricing Level III set forth in the table below shall not be available until the expiration of the period referred to in clause (a)(i) or (b)(i) above, as applicable.

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Pricing Level	Consolidated Total Leverage Ratio	Applicable Margin for Eurocurrency Rate Loans ~~($)~~	Applicable Margin for Base Rate Loans	Applicable Margin for ~~Eurocurrency Rate~~SONIA Loans ~~(£)~~	
I	> 4.50:1.00	~~6.00%~~	5.00%	**4.00%**	~~6.50%~~**5.50%**
II	≤ 4.50:1.00 but > 3.50:1.00	~~5.75%~~	4.75%	**3.75%**	~~6.25%~~**5.25%**
III	≤ 3.50:1.00	~~5.50%~~	4.50%	**3.50%**	~~6.00%~~**5.00%**

Each change in the Applicable Margin arising from a change in the Consolidated Total Leverage Ratio shall be effective from and after the third Business Day after the date on which the Administrative Agent shall have received the consolidated financial statements pursuant to Section 6.1(b) or 6.1(c) and the related Compliance Certificate pursuant to Section 6.1(d). Within one Business Day of receipt of the applicable consolidated financial statements and related Compliance Certificate pursuant to Section 6.1(b), 6.1(c) or 6.1(d), as applicable, the Administrative Agent shall give each Borrower and each Lender facsimile or telephonic notice (confirmed in writing) of the Applicable Margin in effect from such date.

If the U.S. Borrower has not delivered to the Administrative Agent the applicable consolidated financial statements as and when required pursuant to Section 6.1(b) or 6.1(c) or the Compliance Certificate as and when required pursuant to Section 6.1(d), the Applicable Margin shall be determined based on the rates set forth in Pricing Level I until such consolidated financial statements or such Compliance Certificate is delivered. In the event that any consolidated financial statement or Compliance Certificate delivered pursuant to Section 6.1(b), 6.1(c) or 6.1(d) is determined to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an "Applicable Period") than the Applicable Margin applied for such Applicable Period, then, if such determination of inaccuracy occurs prior to the repayment in full of the Loans and termination of the Commitments, (x) the U.S. Borrower shall as promptly as reasonably practicable following such determination deliver to the Administrative Agent correct consolidated financial statements and the related Compliance Certificate required by Section 6.1(b), 6.1(c) or 6.1(d), as applicable, for such Applicable Period, (y) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Leverage Ratio were determined based on the amounts set forth in such correct consolidated financial statements and such Compliance Certificate and (z) the applicable Borrower shall promptly (and in any event within ten (10) Business Days) following delivery of such corrected consolidated financial statements and such Compliance Certificate pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period.

"Approved Fund" means, with respect to any Lender, any Person (other than a natural person) that (a) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (b) is advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than a natural person) or any Affiliate of any Person (other than a natural person) that administers or manages such Lender.

"Ares" has the meaning set forth in the preamble hereto.

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“Ares Capital” means Ares Capital Management LLC, together with its managed funds and accounts. “Assignment” means an assignment agreement entered into by a Lender, as assignor, and any Person, as assignee, pursuant to the terms and provisions of Section 11.2 (with the consent of any party whose consent is required by Section 11.2) and accepted by the Administrative Agent, which shall be substantially in the form of Exhibit A, or any other form approved by the Administrative Agent and, to the extent such other form adversely affects the interests of any Borrower, by such Borrower. “Available Excluded Contribution Amount” means, at any time, (a) the aggregate amount of any capital contribution in respect of Qualified Capital Stock or the aggregate proceeds of any issuance of Qualified Capital Stock received in cash or Cash Equivalents by the U.S. Borrower or any of its Restricted Subsidiaries, plus (b) the aggregate amount of the fair market value (as reasonably determined by the U.S. Borrower) of other property received by the U.S. Borrower or any Restricted Subsidiary as a capital contribution in respect of Qualified Capital Stock or in return for any issuance of Qualified Capital Stock (in each case of the foregoing clauses (a) and (b), to the extent not otherwise applied and other than any amounts (i) constituting a Specified Equity Contribution or included as part of the Cumulative Available Amount or specified as excluded from the calculation of the Available Excluded Contribution Amount hereunder or (ii) received from the U.S. Borrower or any Restricted Subsidiary), in each case, during the period from and including the day immediately following the Closing Date through and including such time. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Period” pursuant to Section 2.15(d)(v). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services” means each and any of the following services: commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with cash management and deposit accounts. 5 [[5628733]]

“Banking Services Obligations” means any and all obligations of any Group Member, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any arrangement in connection with Banking Services (a) between any Group Member and a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or the Lead Arranger or (b) under any arrangement by any Group Member with any counterparty that has been designated to the Administrative Agent in writing by the U.S. Borrower as being Banking Services Obligations for the purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (i) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (ii) to agree to be bound by the provisions of Article 10, Section 11.3, Section 11.13, Section 11.14 and Section 11.15 and any Acceptable Intercreditor Agreement as if it were a Lender. “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time and the regulations issued from time to time thereunder. “Base Rate” means, for any day, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States (or, if The Wall Street Journal ceases quoting a prime rate of the type described, either (i) the per annum rate quoted as the base rate on such corporate loans in a different nationally recognized financial publication as reasonably selected by the Administrative Agent in consultation with the U.S. Borrower or (ii) the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the bank prime loan rate or its equivalent), (b) the sum of 0.5% per annum and the Federal Funds Rate and (c) the sum of the Eurocurrency Base Rate calculated for such day for a deposit in Dollars for an Interest Period of one month, determined at 11:00 a.m. (London, England time) two (2) Business Days prior to such day, plus 1.00%. For purposes of clause (c) above, the Eurocurrency Base Rate on any day shall be based on the applicable Screen Rate (or, if the applicable Screen Rate is not available for such one month maturity, the Interpolated Screen Rate, if available). Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the “Prime Rate”, the Federal Funds Rate or the Eurocurrency Base Rate. Notwithstanding the foregoing, in no event shall the Base Rate be less than (x) in the case of Dollar Term Loans and Delayed-Draw Dollar Term Loans, 2.25% per annum and (y) in the case of Revolving Loans, 2.00% per annum. “Base Rate Loan” means any Loan that bears interest based on the Base Rate. “Benchmark” means, initially, the Relevant Rate for Loans denominated in the applicable Agreed Currency; provided that if a Benchmark Transition Event or an Early Opt-In Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.15(d)(i). “Benchmark Replacement” means the sum of (a) the alternate benchmark rate (which, in the case of Loans denominated in Dollars, may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the U.S. Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed 6 [[5628733]]

Currency at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and U.S. Borrower for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body at such time and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable, Agreed Currency, at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein; or (3) in the case of an Early Opt-In Election, the sixth Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, written notice of objection to such Early Opt-In Election from Lenders comprising the Required Lenders. 7 [[5628733]]

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-In Election, the date specified by the Administrative Agent, the U.S. Borrower or the Required Lenders, as applicable, by notice to the U.S. Borrower (in the case of such notice by the Administrative Agent or the Required Lenders), the Administrative Agent (in the case of such notice by the U.S. Borrower or the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced 8 [[5628733]]

such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15(d) and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15(d). “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise), other than a Multiemployer Plan, to which any Group Member incurs or otherwise has any obligation or liability, contingent or otherwise. “BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person. “Borrower” means the U.S. Borrower or the U.K. Borrower. “Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2, duly completed and filed by the U.K. Borrower within the applicable time limit, which contains the scheme reference number and jurisdiction of tax residence provided by the applicable Lender to the U.K. Borrower or the Administrative Agent. “Borrowing” means a borrowing consisting of Loans (other than Swingline Loans and Loans deemed made pursuant to Section 2.3 or 2.4) made under one Facility on the same day by the Lenders according to their respective Commitments under such Facility. “Borrowing Multiple” means (a) in the case of Loans denominated in Dollars, $100,000 and (b) in the case of Loans denominated in Sterling, £100,000. “Business Day” means any day of the year that is not a Saturday, Sunday or a day on which banks are required or authorized to remain closed in New York City and, (a) when determined in connection with notices and determinationsused in respect of the Eurocurrency Rate or, any Eurocurrency Rate Loan or any funding, conversion, continuation, Interest Period or payment of any Eurocurrency Rate Loan, that is also a day on which dealings in deposits in the applicable currencyDollars are carried on in the London interbank market and (b) when used in respect of SONIA, any SONIA Loan or any interest rate settings, fundings, disbursements, settlements or payments of any SONIA Loan, that is also a day on which banks are open for general business in London. “Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, whether or not made through the incurrence of Indebtedness, by such Person and its Restricted Subsidiaries during such period for the acquisition, leasing (pursuant to a Capital Lease), construction, replacement, repair, substitution or improvement of fixed or capital assets or additions to equipment, in each case required to be capitalized under GAAP on a Consolidated balance sheet of such Person. “Capital Lease” means, with respect to any Person, and subject to Section 1.3, any lease of, or other arrangement conveying the right to use, any property (whether real, personal or mixed) by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP. “Capitalized Lease Obligations” means, at any time, with respect to any Capital Lease, the amount of all obligations of such Person that is required to be capitalized on a balance sheet of such Person prepared in accordance with GAAP. 9 [[5628733]]

“Captive Insurance Subsidiary” means any Subsidiary of the U.S. Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Collateral Account” means a deposit account or securities account in the name of a Group Member and under the sole control (as defined in the applicable UCC) of the Administrative Agent and (a) in the case of a deposit account, from which a Group Member may not make withdrawals except as permitted by the Administrative Agent and (b) in the case of a securities account, with respect to which the Administrative Agent shall be the entitlement holder and the only Person authorized to give entitlement orders with respect thereto. “Cash Equivalents” means: any readily-marketable securities (i) issued by, or directly, unconditionally and(a) fully guaranteed or insured by, the United States federal government or the United Kingdom government or (ii) issued by any agency of the United States federal government or the United Kingdom government the obligations of which are fully backed by the full faith and credit of the United States federal government or the United Kingdom government; any readily-marketable direct obligations issued by any other agency of the(b) United States federal government or the United Kingdom government, any state or territory of the United States or the United Kingdom or any political subdivision of any such state or territory or any public instrumentality thereof, in each case having a rating of at least “A-2” from S&P or at least “P-2” from Moody’s; any commercial paper rated at least “A-2” by S&P or “P-2” by Moody’s and(c) issued by any Person organized under the laws of any state or territory of the United States or the United Kingdom; any time deposit, insured certificate of deposit, overnight bank deposit or(d) bankers’ acceptance issued or accepted by (i) any Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, the United Kingdom or any state or territory thereof, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $100,000,000; shares of any money market fund that (i) has substantially all of its assets(e) invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $250,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States or the United Kingdom; provided, however, that the maturities of all obligations specified in any of clauses (a), (b), (c) and (d) above shall not exceed 365 days; instruments equivalent to those referred to in any of clauses (a), (b), (c), (d) and(f) (e) above denominated in any foreign currency comparable in credit quality and tenor to Dollars and customarily used by corporations or other business entities for cash management purposes in any jurisdiction outside the United States or the United Kingdom to the extent required in connection with any business conducted by any Group Member in such jurisdiction; and solely with respect to any Captive Insurance Subsidiary, any investment that(g) such Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law. 10 [[5628733]]

“Central Bank Rate” means, for any day, (a) the greater of (i) the Bank of England’s (or any successor’s thereto) “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time and in effect on such day, and (ii) 1.25%; plus (b) the applicable Central Bank Rate Adjustment. Each change in the Central Bank Rate resulting from a change in the applicable published rate referred to above shall be effective from and including the date such change in such applicable published rate is publicly announced as being effective. “Central Bank Rate Adjustment” means, for any day, for any Loan denominated in Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of SONIA for the five most recent Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest SONIA applicable during such period of five Business Days) minus (ii) the Central Bank Rate in effect on the last Business Day in such period. For purposes of this definition, the term Central Bank Rate shall be determined disregarding clause (b) of the definition of such term. “CERCLA” means the United States Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. §§ 9601 et seq.). “CFC” means (a) any Person that is a “controlled foreign corporation” (within the meaning of Section 957), but only if a “United States person” (within the meaning of Section 7701(a)(30)) that is an Affiliate of a Loan Party is, with respect to such Person, a “United States shareholder” (within the meaning of Section 951(b)) described in Section 951(a)(1); and (b) each Subsidiary of any Person described in clause (a). For purposes of this definition, all Section references are to the Code. “CFC Holdco” means a Domestic Subsidiary that has no material assets other than the equity interests (or equity interests and indebtedness) of one or more Foreign Subsidiaries that are CFCs or other CFC Holdcos. “CFC Loan Party” means any Loan Party that is a CFC Holdco or a Domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary. “Change of Control” means the occurrence of any of the following: at any time prior to a Qualifying IPO, Parent ceases to be the beneficial owner,(a) in the aggregate, directly or indirectly, of Stock of Holdings representing at least a majority of the total voting power of all the outstanding Voting Stock of Holdings; at any time on or after a Qualifying IPO, any Person or Persons (in each case, other than(b) Parent, any employee benefit plan of Holdings and its Subsidiaries, any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, any nationally recognized underwriter acting in such capacity under customary underwriting arrangements in connection with any Qualifying IPO and any other holder of Stock as of the Closing Date and their respective Affiliates) that together constitute a “group” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) shall become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) of more than the greater of (i) 35% of the total voting power of all of the outstanding Voting Stock of Holdings and (ii) the percentage of the total voting power of all of the outstanding Voting Stock of Holdings owned, directly or indirectly, beneficially by Parent; or 11 [[5628733]]

(i) the U.S. Borrower shall cease to be a direct Wholly Owned Subsidiary of(c) Holdings, subject to any transaction permitted by Section 8.7, or (ii) the U.K. Borrower shall cease to be a direct or indirect Wholly Owned Subsidiary of the U.S. Borrower. “Closing Date” means May 11, 2018. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted or purported to be granted pursuant to any Loan Document. “Collateral Documents” means, collectively, the U.S. Security Agreement, the U.K. Security Documents, the Mortgages, the Control Agreements and all other security agreements, pledge agreements, intellectual property security agreements and other similar agreements pursuant to which any Loan Party pledges or grants a Lien on any Collateral to the Administrative Agent for the benefit of the Secured Parties as security for all or any portion of the Obligations, in each case, solely to the extent, and for so long as, it is in effect in accordance with its terms, as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time. “Commitment” means, with respect to any Lender, such Lender’s Revolving Credit Commitment and Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a certificate substantially in the form of Exhibit G, with such modifications to such form as may be reasonably agreed by the Administrative Agent and the U.S. Borrower. “Consolidated” means, with respect to any Person, the accounts of such Person and its Restricted Subsidiaries consolidated in accordance with GAAP. “Consolidated Current Assets” means, with respect to any Person at any date, the total of such Person and its Restricted Subsidiaries at such date that should be classified as current assets on a Consolidated balance sheet of such Person, provided that Consolidated Current Assets shall exclude (i) cash and Cash Equivalents, (ii) current deferred tax assets, (iii) any Indebtedness owing to such Person or any of its Restricted Subsidiaries by Affiliates of such Person and (iv) any premiums to the extent required to be remitted to insurance companies and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to any consummated Acquisition. “Consolidated Current Liabilities” means, with respect to any Person at any date, all liabilities of such Person and its Restricted Subsidiaries at such date that should be classified as current liabilities on a Consolidated balance sheet of such Person, provided that “Consolidated Current Liabilities” shall exclude (i) the principal amount of the Loans then outstanding, (ii) obligations in respect of revolving loans under any working capital credit facility, (iii) the current portion of any Indebtedness (other than the Loans) of the U.S. Borrower and its Restricted Subsidiaries (and accrued interest thereon), (iv) current deferred tax liabilities and any current accrued interest, (v) premiums payable to insurance companies and (vi) liabilities in respect of unpaid earn-outs or other similar deferred consideration payable in connection with Permitted Acquisitions or other Permitted Investments, and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of 12 [[5628733]]

recapitalization accounting or purchase accounting, as the case may be, in relation to any consummated Acquisition. “Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a first priority Lien on any Collateral. “Consolidated First Lien Leverage Ratio” means, with respect to any Person as of any date, the ratio of (a) Consolidated First Lien Debt of such Person outstanding as of the last day of the Test Period then most recently ended, less Unrestricted Cash as of such day, to (b) LTM EBITDA of such Person for such Test Period. “Consolidated Interest Expense” means, for any Person for any period, without duplication, determined on a Consolidated basis, (a) Consolidated total interest expense of such Person and its Restricted Subsidiaries for such period and including, in any event, (i) interest capitalized during such period, (ii) the interest component of any payment under any Capital Lease (regardless of whether accounted for as interest expense under GAAP) of such Person or its Restricted Subsidiaries during such period, (iii) any costs associated with obtaining, or breakage costs in respect of, or any payment obligation arising under, any Interest Rate Contract of such Person or its Restricted Subsidiaries and any non-cash interest expense attributable to any movement in the mark to market valuation of any obligation under any such Interest Rate Contract, in each case, for such period, (iv) all fees with respect to letters of credit and banker’s acceptances, and all fees payable to any administrative agent, collateral agent or similar Person in respect of any Indebtedness, payable by such Person and its Restricted Subsidiaries during such period and (v) any payments with respect to make-whole, prepayment or repayment premiums or other breakage costs of any Indebtedness, in each case, paid or incurred by such Person or its Restricted Subsidiaries during such period, plus (b) any cash Restricted Payments paid or payable in respect of Disqualified Stock of such Person or its Restricted Subsidiaries during such period, other than to such Person or any of its Restricted Subsidiaries, plus (c) any net losses, charges, expenses or obligations arising under any Interest Rate Contract of such Person or its Restricted Subsidiaries for such period. For purposes of this definition, interest in respect of any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the Consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period; provided, however, that the following shall be excluded: (a) the net income (or loss) of any Person (other than such specified Person and its Restricted Subsidiaries), except, in the case of net income, to the extent of the amount of dividends or distributions paid to such specified Person or its Restricted Subsidiaries, (b) solely for purposes of calculating the Cumulative Available Amount, the net income of any Restricted Subsidiary (other than a Loan Party) that is, on the last day of such period, subject to any restriction or limitation on the payment of dividends or the making of other distributions, to the extent of such restriction or limitation, (c) solely for purposes of calculating Excess Cash Flow, the net income (or loss) of any Person arising prior to such Person becoming a Restricted Subsidiary of such specified Person or merging or consolidating with or into such specified Person or its Restricted Subsidiaries and (d) any gain (or loss) resulting from any early extinguishment of Indebtedness (including any Permitted Loan Retirement) or early termination of any Hedging Agreement. “Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any assets of such Person or its Restricted SubsidiariesCollateral. 13 [[5628733]]

“Consolidated Secured Leverage Ratio” means, with respect to any Person as of any date, the ratio of (a) Consolidated Secured Debt of such Person outstanding as of the last day of the Test Period then most recently ended, less Unrestricted Cash as of such day, to (b) LTM EBITDA of such Person for such Test Period. “Consolidated Total Debt” of any Person as of any date means all Indebtedness of a type described in clause (a), (b), (d) or (f) of the definition thereof (it being understood that obligations in respect of Banking Services do not constitute Consolidated Total Debt) and all non-contingent reimbursement obligations with respect to draws on letters of credit, bank guaranties or bankers’ acceptances, in each case, of such Person and its Restricted Subsidiaries on a Consolidated basis as of such date; provided that “earn-outs” and other similar deferred consideration payable in connection with Permitted Acquisitions or other Permitted Investments shall be included in Consolidated Total Debt only to the extent such consideration is due and payable but has not yet been paid. “Consolidated Total Leverage Ratio” means, with respect to any Person as of any date, the ratio of (a) Consolidated Total Debt of such Person outstanding as of the last day of the Test Period then most recently ended, less Unrestricted Cash as of such day, to (b) LTM EBITDA of such Person for such Test Period. “Constituent Documents” means, with respect to any Person, collectively and, in each case, together with any modification of any term thereof, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation of such Person, (b) the bylaws, operating agreement or joint venture agreement of such Person and (c) any other equivalent constitutive, organization or governing document of such Person. “Contractual Obligation” means, with respect to any Person, any provision of any Security issued by such Person or of any document or undertaking (other than a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject. “Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, entitlement or contract, effective to grant “control” (as defined under the applicable UCC) over such account, securities entitlement or commodity contract to the Administrative Agent. “Controlled Deposit Account” means each deposit account (including all funds on deposit therein) that is the subject of an effective Control Agreement. “Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Party” has the meaning specified in Section 11.25(b). 14 [[5628733]]

“CTA” means the United Kingdom Corporation Tax Act 2009. “Cumulative Available Amount” means, on any date of determination, the sum of (without duplication): the greater of (i) $5,000,000 and (ii) 16.0% of Trailing EBIDTA at such(a) time; plus Excess Cash Flow for each Fiscal Year of the U.S. Borrower not required to be(b) applied to prepay Term Loans pursuant to Section 2.8(a), commencing with the Fiscal Year of the U.S. Borrower ended December 31, 2020; plus an amount equal to any returns (including dividends, interest, distributions,(c) returns of principal, profits on sale, repayments, income and similar amounts) actually received by the U.S. Borrower or any Restricted Subsidiary in respect of any Investments made pursuant to Section 8.3(q); plus Eligible Equity Proceeds (other than to the extent (i) used to fund Specified(d) Equity Contributions or constituting an Available Excluded Contribution Amount or (ii) received from the U.S. Borrower or any Restricted Subsidiary); plus an amount equal to the sum of (i) the Investments pursuant to Section 8.3(g)(e) made by the U.S. Borrower and its Restricted Subsidiaries in any Unrestricted Subsidiary that has been re-designated as a Restricted Subsidiary or that has been merged or consolidated with or into the U.S. Borrower or any of its Restricted Subsidiaries (up to the fair market value (as determined in good faith by the U.S. Borrower) of the original Investments by the U.S. Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary) and (ii) the fair market value (as determined in good faith by the U.S. Borrower) of the assets of any Unrestricted Subsidiary that have been transferred, conveyed or otherwise distributed to the U.S. Borrower or any of its Restricted Subsidiaries (up to the fair market value (as determined in good faith by the U.S. Borrower) of the original Investments by the U.S. Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary); plus any amount of mandatory prepayments required to be prepaid pursuant to(f) Section 2.8 that have been declined by Lenders pursuant to Section 2.8(h) and retained by the U.S. Borrower pursuant to Section 2.8(h); in each case, to the extent Not Otherwise Applied. “Customary Permitted Liens” means, with respect to any Person, any of the following: Liens (i) with respect to the payment of taxes, assessments or other(a) governmental charges or (ii) of suppliers, carriers, materialmen, warehousemen, workmen or mechanics and other similar Liens, in each case, imposed by law or arising in the ordinary course of business (and, in the case of Liens described in clause (i) above, for amounts that are not delinquent for more than thirty (30) days or, in the case of Liens described in clause (ii) above, for amounts that are not delinquent for more than ninety (90) days or, in each case, that are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP); 15 [[5628733]]

Liens (including rights of set-off) in favor of banks and other financial(b) institutions arising as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a bank or other financial institution, in each case, incurred in the ordinary course of business, including Liens of a collection bank on items in the course of collection arising under Section 4-208 of the UCC as in effect in the State of New York or any similar section under any applicable UCC or any similar Requirement of Law of any foreign jurisdiction; Liens arising in the ordinary course of business (i) in connection with workers’(c) compensation, unemployment insurance or other types of social security benefits (other than any Lien imposed by ERISA), (ii) to secure the performance of bids, tenders, leases (other than Capital Leases), statutory obligations (other than taxes), licenses, sales or other trade contracts (other than for the repayment of borrowed money), (iii) in favor of the owner or lessor of premises leased by the U.S. Borrower or any of its Subsidiaries to secure the performance of the U.S. Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises, in each case, incurred in the ordinary course of business or (iv) in connection with the performance of, surety, customs, reclamation or performance bonds (in each case not related to judgments or litigation); judgment liens (other than for the payment of taxes, assessments or other(d) governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.1(e) and pledges or cash deposits made in lieu of, or to secure the performance of, judgment or appeal bonds in respect of such judgments and proceedings; Liens (i) arising by reason of zoning restrictions, easements, licenses,(e) reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of real property or (ii) consisting of leases, licenses or subleases granted by a lessor, licensor or sublessor on its property (in each case other than Capital Leases) not prohibited by Section 8.4 that, for each of the Liens in clauses (i) and (ii) above, do not, in the aggregate, materially (x) impair the value or marketability of such real property or (y) interfere with the ordinary conduct of the business conducted at such real property; Liens of landlords and mortgagees of landlords (i) arising by statute or under any(f) lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and (iv) for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; the title and interest of a lessor or sublessor in and to personal property leased or(g) subleased (other than through a Capital Lease), in each case extending only to such personal property; Liens in favor of any Governmental Authority securing, in whole or in part,(h) Environmental Liabilities and with respect to which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; Liens on cash collateral posted in favor of insurance carriers to secure(i) obligations under a Group Member’s insurance policies not to exceed one year’s cost of premiums thereunder; 16 [[5628733]]

Liens arising out of conditional sale, title retention, consignment or similar(j) arrangements for sale of goods entered into in the ordinary course of business; Liens deemed to exist in connection with Investments in repurchase agreements(k) under Section 8.3 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; Liens imposed by law or incurred pursuant to customary reservations or(l) retentions of title (including contractual Liens in favor of sellers and suppliers of goods) incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than sixty (60) days or that are being contested in good faith by appropriated proceedings and for which adequate reserves have been established in accordance with GAAP (if so required); Liens that are contractual rights of setoff or netting;(m) Liens arising out of receipt of customer deposits or advance payments from(n) customers, or deposits required by suppliers, in each case, in the ordinary course of business; and Liens securing obligations (other than obligations representing Indebtedness),(o) which Liens are customary in the operation of the business of the U.S. Borrower and/or its Restricted Subsidiaries in the ordinary course. “Daily Simple SONIA” means, for any day (a “SONIA Interest Day”) with respect to any Loan denominated in Sterling, an interest rate per annum equal to the greater of (a) SONIA for the day that is five Business Days prior to (i) if such SONIA Interest Day is a Business Day, such SONIA Interest Day or (ii) if such SONIA Interest Day is not a Business Day, the Business Day immediately preceding such SONIA Interest Day and (b) 1.25%. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to any Borrower. “Default” means any Event of Default and any event that, with the passing of time or the giving of notice or both, would, unless cured or waived, become an Event of Default. “Default Rate” means an interest rate equal to (a) in the case of any Loans, 2.0% per annum plus the rate otherwise applicable hereunder to such Loans and (b) in the case of any other Loan Document Obligations that are past due, (i) in the case of past due interest, the Default Rate applicable to the Loans giving rise to such interest and (ii) in the case of all other Loan Document Obligations, the Applicable Margin for Revolving Loans that are Base Rate Loans plus 2.0% per annum. “Default Right” has the meaning assigned to such term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” shall mean (x) any Person, as determined by the Administrative Agent, that (a) has failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, (b) has notified the Administrative Agent, the L/C Issuer, the Swingline Lender, any Lender or any Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits 17 [[5628733]]

to extend credit, (c) has failed, within two (2) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit or Swingline Loans, (d) has otherwise failed to pay over to the Administrative Agent, any L/C Issuer or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, (e) has become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (f)(i) become (or any parent company thereof has become) either the subject of (A) a bankruptcy or insolvency proceeding or (B) a Bail-In Action, (ii) has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Person subject to this clause (f), the U.S. Borrower and the Administrative Agent have each determined that such Person intends, and has all approvals required to enable it (in form and substance satisfactory to the U.S. Borrower and the Administrative Agent), to continue to perform its obligations hereunder; provided that no Person shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Stock in such Person or its parent by any Governmental Authority; provided that such action does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Person is a party or (y) any L/C Issuer that has failed to honor any drawing under a Letter of Credit in accordance with its terms. “Delayed-Draw Dollar Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make Delayed-Draw Dollar Term Loans, as such commitment is set forth opposite such Lender’s name on Schedule I hereto or in the Incremental Amendment pursuant to which such Lender became a party hereto, and as such commitment may be (a) reduced from time to time pursuant to Section 2.5 or increased from time to time pursuant to Section 2.19 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.2. The aggregate amount of the Delayed-Draw Dollar Term Loan Commitments on the Fifth Amendment Effective Date is $50,000,000. “Delayed-Draw Dollar Term Loan Commitment Outside Date” means June 2, 2023. “Delayed-Draw Dollar Term Loan” has the meaning specified in Section 2.1(d). “Delayed-Draw Dollar Term Loan Facility” means the Delayed-Draw Dollar Term Loan Commitments and the provisions set forth herein related to the Delayed-Draw Dollar Term Loans. “Delayed-Draw Dollar Term Loan Lenders” means each Lender that has a Delayed-Draw Dollar Term Loan Commitment or holds a Delayed-Draw Dollar Term Loan. “Delayed-Draw Dollar Term Loan Commitment Termination Date” means the earliest of (a) the Delayed-Draw Dollar Term Loan Commitment Outside Date, (b) the date of termination of the Delayed-Draw Dollar Term Loan Commitments pursuant to Section 2.5 or 9.2 and (c) the date on which the Loan Document Obligations become due and payable pursuant to Section 9.2. 18 [[5628733]]

“Designated Non-Cash Consideration” means the fair market value (as determined by the U.S. Borrower in good faith) of non-cash consideration received by the U.S. Borrower or any Restricted Subsidiary in connection with any Sale pursuant to Section 8.4(e) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the U.S. Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Cash Equivalents). “Disclosure Documents” means, collectively, all documents filed by any Group Member with the United States Securities and Exchange Commission. “Disqualified Lender” means (without retroactive application): the bona fide competitors of the U.S. Borrower and its Subsidiaries identified in(a) writing by the U.S. Borrower or Parent to the Lead Arranger on or prior to the Fourth Amendment Effective Date, or from time to time after the Fourth Amendment Effective Date to the Administrative Agent, those particular banks, financial institutions and other institutional lenders(b) identified in writing by the U.S. Borrower or Parent to the Lead Arranger prior to the FourthFifth Amendment Effective Date, and any Affiliate of the entities described in the preceding clauses (a) or (b), in each(c) case, that are either reasonably identifiable as such on the basis of their name or are identified as such in writing by the U.S. Borrower or Parent to the Lead Arranger on or prior to the Fourth Amendment Effective Date, or after the Fourth Amendment Effective Date to the Administrative Agent from time to time; provided that (x) in no event shall any Affiliates that are banks, financial institutions, bona fide debt funds, investment vehicles, regulated banking entities or non-regulated lending entities, in each case, that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and/or similar extensions of credit in the ordinary course or business be a Disqualified Lender unless such Affiliate is identified under clause (b) above and (y) any Person that is a Lender and subsequently becomes a Disqualified Lender (but was not a Disqualified Lender on the FourthFifth Amendment Effective Date or at the time it became a Lender) shall be deemed to not be a Disqualified Lender hereunder solely with respect to Commitments and Loans held by it immediately prior to the time it became a Disqualified Lender. The list of Disqualified Lenders shall be made available to all Lenders by the Administrative Agent upon request. “Disqualified Stock” means any Stock or Stock Equivalents that, by its terms, or upon the happening of any event or condition, (a) mandatorily matures or is mandatorily redeemable, (b) is redeemable at the option of the holder thereof in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Stock or Stock Equivalents, in each case prior to the date that is 90 days after the latest Maturity Date; provided that the foregoing shall not apply to (i) a redemption, conversion or exchange into Stock or Stock Equivalents that do not themselves constitute Disqualified Stock, (ii) any offer to redeem or repurchase made in connection with a “change of control” or an “asset sale” or (iii) Stock or Stock Equivalents that are issued pursuant to a plan for the benefit of future, current or former employees, directors, or officers of Holdings, the U.S. Borrower or its Subsidiaries or by any such plan to such employees, directors or officers solely because they may be required to be repurchased by Holdings, 19 [[5628733]]

the U.S. Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s or officer’s termination, death or disability. “Dollar Equivalent” means, on any date of determination, the amount in Dollars for any amount denominated in Dollars and the Equivalent Amount in Dollars at the time in effect of any amount denominated in any other currency. “Dollar Term Loan Facility” means the Dollar Term Loans and the provisions set forth herein relating to the Dollar Term Loans. “Dollar Term Loan Lender” means each Lender that holds a Dollar Term Loan. “Dollar Term Loans” has the meaning assigned to the term “Dollar Term Loans” in the Fourth Amendment. “Dollars” and the sign “$” each mean the lawful money of the United States of America. “Domestic Person” means any “United States person” under and as defined in Section 7701(a)(30) of the Code. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “E-Fax” means any system used to receive or transmit faxes electronically. “E-Signature” means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept such Electronic Transmission. “E-System” means any electronic system, including Intralinks® and ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent, any of its Related Persons or any other Person, providing for access to data protected by passcodes or other security system. “Early Opt-In Election” means, if the then-current Benchmark is the Eurocurrency Base Rate, the occurrence of: (i) a determination by the Administrative Agent or the U.S. Borrower that,(a) or (ii) a notification by the Required Lenders to the Administrative Agent (with copy to the U.S. Borrower) that the Required Lenders have determined that, syndicated credit facilities denominated Dollars being executed at such time, or that include language similar to that contained in Section 2.15(d), are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Eurocurrency Base Rate, and the election by the Administrative Agent or the U.S. Borrower or (ii) the(b) election by the Required Lenders, as the case may be, to declare that an Early Opt-In Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the U.S. Borrower and the Lenders, by the U.S. Borrower of written notice of such election to the Administrative Agent or by the Required Lenders of written notice of such election to the Administrative Agent and the U.S. Borrower. 20 [[5628733]]

“ECF Payment Date” has the meaning specified in Section 2.8(a). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service. “Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender, (d) any Approved Fund of any Lender and (e) to the extent permitted under Section 11.2, any Affiliated Lender; provided that, in any event, “Eligible Assignee” shall not include (i) any natural person or (ii) any Disqualified Lender. “Eligible Equity Proceeds” means the sum, without duplication, of (a) (i) the cash proceeds received by the U.S. Borrower or any of its Restricted Subsidiaries after the Closing Date from any sale or issuance of any Stock or Stock Equivalents (other than Disqualified Stock) by the U.S. Borrower or any of its Restricted Subsidiaries or Stock or Stock Equivalents of Holdings or any parent thereof or from any equity contributions in respect of Stock or Stock Equivalents (other than Disqualified Stock) of the U.S. Borrower or any of its Restricted Subsidiaries or Stock or Stock Equivalents of Holdings or any parent thereof (for the avoidance of doubt, in the case of any such sale, issuance or contribution in respect of Stock or Stock Equivalents of Holdings or any parent thereof, to the extent such cash proceeds are actually received by the U.S. Borrower or any of its Restricted Subsidiaries), plus (ii) the fair market value (as reasonably determined by the U.S. Borrower) of other property received by the U.S. Borrower or any of its Restricted Subsidiaries as a capital contribution in respect of any Stock or Stock Equivalents (other than Disqualified Stock) or in return for any issuance of Stock or Stock Equivalents (other than Disqualified Stock), and (b) the aggregate principal amount of any Indebtedness (including any Disqualified Stock) of the U.S. Borrower or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Stock issued to the U.S. Borrower or any Restricted Subsidiary) that has been converted into or exchanged for Stock or Stock Equivalents (other than Disqualified Stock) of the U.S. Borrower or any Restricted Subsidiary or for Stock or Stock Equivalents of Holdings or any parent thereof, together with the aggregate amount of any cash or Cash Equivalents and the fair market value (as reasonably determined by the U.S. Borrower) of any other assets received by the U.S. Borrower or such Restricted Subsidiary upon such exchange or conversion. “Environmental Laws” means all Requirements of Law and Permits imposing liability or standards of conduct for or relating to the protection of human health and safety from Hazardous Materials and/or protection of the environment and natural resources, including CERCLA, the SWDA, 21 [[5628733]]

the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.), the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.) (to the extent related to worker exposure to Hazardous Materials), the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), all regulations promulgated under any of the foregoing, all analogous state Requirements of Law and Permits and any environmental transfer of ownership notification or approval statutes, including the Industrial Site Recovery Act (N.J. Stat. Ann. §§ 13:1K-6 et seq.). “Environmental Liabilities” means all Liabilities (including costs of Remedial Actions, natural resource damages and costs and expenses of environmental investigation and feasibility studies) that may be imposed on, incurred by or asserted against any Group Member as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, to the extent arising under any Environmental Law or in connection with any environmental condition or any health or safety condition arising from actual or potential exposure to Hazardous Materials or with any Release and resulting from the ownership, lease, sublease or other operation or occupation of property by any Group Member, whether on, prior or after the date hereof. “Equivalent Amount” means, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from the conversion of the relevant amount of the first currency into the second currency, at the rate used by the Administrative Agent’s treasury function on such date or, if such date is not a Business Day, on the Business Day immediately preceding such date of determination, or at such other rate as may have been agreed in writing between the U.S. Borrower and the Administrative Agent. “Equivalent Percentage” means, with respect to any dollar amount, the percentage that such dollar amount represents of $31,500,000. “ERISA” means the United States Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means, collectively, any Group Member, and any Person under common control, or treated as a single employer, with any Group Member, within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 412 of the Code, Section 414 (m) or (o) of the Code. “ERISA Event” means any of the following: (a) a reportable event described in Section 4043(c) of ERISA (unless the 30-day notice requirement has been duly waived under the applicable regulations) with respect to a Title IV Plan, (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan, (d) with respect to any Multiemployer Plan, the filing of a notice of insolvency or termination (or treatment of a plan amendment as termination) under Section 4041A of ERISA, (e) the filing of a notice of intent to terminate a Title IV Plan (or treatment of a plan amendment as termination) under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due, (h) the imposition of a lien under Section 412 or 430(k) of the Code or Section 302, 303(k) or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate or a violation of Section 436 of the Code with respect to a Title IV Plan, (i) the failure of a Benefit Plan or any trust thereunder intended to qualify for tax exempt status 22 [[5628733]]

under Section 401 or 501 of the Code to qualify thereunder, and (j) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for PBGC premiums due but not delinquent. “E-Signature” means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept such Electronic Transmission. “E-System” means any electronic system, including Intralinks® and ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent, any of its Related Persons or any other Person, providing for access to data protected by passcodes or other security system. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurocurrency Base Rate” means, with respect to any Interest Period for any Eurocurrency Rate Loan, the greater of (a) (i) with respect to the Dollar Term Loans and the SterlingDelayed-Draw Dollar Term Loans, 1.25% per annum and (ii) with respect to the Revolving Loans, 1.00% per annum and (b) the offered rate per annum for deposits in the applicable currencyDollars in the London interbank market for the applicable Interest Period equal to the ICE LIBOR Rate, as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on the Quotation Day (the rate referred to in this clause (ii), the “Screen Rate”). If no Screen Rate shall be available for a particular period but Screen Rates shall be available for maturities both longer and shorter than such period, than the Screen Rate for such period shall be the Interpolated Screen Rate. If no such Screen Rate exists, such rate will be the rate of interest per annum, as determined by the Administrative Agent, at which deposits in the applicable currencyDollars in immediately available funds are offered at 11:00 a.m. (London, England time) on the Quotation Day by major financing institutions reasonably satisfactory to the Administrative Agent in the London interbank market for such Interest Period for an amount equal or comparable to the principal amount on such date of determination. “Eurocurrency Rate” means, with respect to any Interest Period, (a) for any Eurocurrency Rate Loan denominated in Dollars, an interest rate per annum determined as the ratio of (ia) the Eurocurrency Base Rate with respect to such Interest Period for such Eurocurrency Rate Loan to (iib) the difference between the number one and the Eurocurrency Reserve Requirements with respect to such Interest Period and for such Eurocurrency Rate Loan and (b) for any Eurocurrency Rate Loan denominated in Sterling, an interest rate per annum equal to the Eurocurrency Base Rate with respect to such Interest Period for such Eurocurrency Rate Loan. “Eurocurrency Rate Loan” means any Revolving Loan or Term Loan that bears interest based on the Eurocurrency Rate. “Eurocurrency Reserve Requirements” means, with respect to any Interest Period and for any Eurocurrency Rate Loan denominated in Dollars, a rate per annum equal to the aggregate, without duplication, of the maximum rates (expressed as a decimal number) of reserve requirements in effect two (2) Business Days prior to the first day of such Interest Period (including basic, supplemental, marginal 23 [[5628733]]

and emergency reserves) under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “eurocurrency liabilities” in Regulation D of the Federal Reserve Board) maintained by a member bank of the United States Federal Reserve System. “Event of Default” has the meaning specified in Section 9.1. “Excess Cash Flow” means, for any Fiscal Year: LTM EBITDA of the U.S. Borrower for such Fiscal Year, minus(a) without duplication,(b) any cash principal payment on and cash payments of penalties,(i) premiums, prepayment or closing fees in connection with the Loans (including pursuant to a Permitted Loan Retirement) during such Fiscal Year or prior to the ECF Payment Date (but only, in the case of payment in respect of Revolving Loans, to the extent that the Revolving Credit Commitments are permanently reduced by the amount of such payment) other than (x) any mandatory prepayment required pursuant to Section 2.8(a) because of the existence of Excess Cash Flow and (y) the amount of any voluntary prepayment which reduces the prepayment required under Section 2.8(a), any scheduled or other mandatory cash principal payment made by the(ii) U.S. Borrower or any of its Restricted Subsidiaries during such Fiscal Year or prior to the ECF Payment Date and cash payments of penalties, premiums or prepayment fees in connection with any Capitalized Lease Obligation or other Indebtedness (but only, if such Indebtedness may be reborrowed, to the extent such payment results in a permanent reduction in commitments thereof), any Capital Expenditure made by such Person or any of its Restricted(iii) Subsidiaries during such Fiscal Year or prior to the ECF Payment Date, excluding any such Capital Expenditure to the extent financed through the incurrence of Capitalized Lease Obligations or incurrence of any long-term Indebtedness (other than the Revolving Loans), the Consolidated Interest Expense of such Person for such Fiscal Year(iv) paid or payable in cash, any cash losses from extraordinary items,(v) any cash payment made during such Fiscal Year to satisfy obligations(vi) for income taxes or other taxes measured by net income and franchise taxes, any increase in the Working Capital of the U.S. Borrower during such(vii) Fiscal Year (measured as the excess of such Working Capital at the end of such Fiscal Year over such Working Capital at the beginning of such Fiscal Year and measured without giving effect to any (A) Permitted Acquisitions or any other Acquisitions permitted hereunder, (B) extraordinary or non-recurring Sales outside the ordinary course of business, or (C) the effect of fluctuations in currency exchange rates), 24 [[5628733]]

cash purchase price payments made in connection with Permitted(viii) Acquisitions or any other Acquisitions permitted hereunder during such Fiscal Year or prior to the ECF Payment Date, excluding any such Permitted Acquisition or other Acquisition to the extent financed through the incurrence of any long-term Indebtedness (other than the Revolving Loans), “earn outs” paid in cash in connection with any Permitted Acquisition or(ix) any other Acquisitions permitted hereunder during such Fiscal Year or prior to the ECF Payment Date, excluding any such payments to the extent financed through the incurrence of any long-term Indebtedness (other than the Revolving Loans), any aggregate net loss on the Sale of property (other than accounts and(x) inventory) outside the ordinary course of business, (x) Restricted Payments permitted by Section 8.5 paid in cash during(xi) such Fiscal Year or prior to the ECF Payment Date and (y) Investments permitted by Section 8.3 paid in cash during such Fiscal Year or prior to the ECF Payment Date, in each case excluding any such Restricted Payments and Investments to the extent financed through the incurrence of any long-term Indebtedness (other than the Revolving Loans), in each case, to the extent paid in cash during such Fiscal Year, amounts(xii) added back in determining LTM EBITDA pursuant to clauses (iii), (vii), (viii), (ix), (x), (xi), (xii), (xiii) and (xv) of the definition thereof, in each case, to the extent deducted in determining Consolidated Net Income, without duplication of clause (xi), the amount of Investments made in(xiii) reliance on Section 8.3(e)(iv) during such Fiscal Year or prior to the ECF Payment Date, but only to the extent such Investments are not made with proceeds of any long-term Indebtedness (other than Revolving Loans) or the sale of any Stock or Stock Equivalents or constitute Permitted Reinvestments, the aggregate amount of any premium, make-whole or penalty payments(xiv) actually paid in cash during such Fiscal Year or prior to the ECF Payment Date that are required to be made in connection with any prepayment of Indebtedness, and (A) the amount of contingent revenue included in Consolidated Net(xv) Income in such Fiscal Year, less (B) the amount of cash received by a Loan Party in such Fiscal Year in respect of contingent revenue that was excluded from Excess Cash Flow pursuant to the preceding clause (A) in a prior Fiscal Year with respect to which a payment pursuant to Section 2.8(a) was required, plus without duplication,(c) [reserved],(i) any decrease in the Working Capital of the U.S. Borrower during such(ii) Fiscal Year (measured as the excess of such Working Capital at the beginning of such Fiscal Year over such Working Capital at the end of such Fiscal Year and measured without giving effect to (A) Permitted Acquisitions or any other Acquisitions permitted 25 [[5628733]]

hereunder, (B) extraordinary and non-recurring Sales outside the ordinary course of business, or (C) the effect of fluctuations in currency exchange rates), and any aggregate net gain from the sale or other disposition of property(iii) (other than accounts receivable and inventory) out of the ordinary course of business; provided that, in the case of clauses (b)(i), (b)(ii), (b)(iii), (b)(viii), (b)(ix), (b)(xi), (b)(xiii) and (b)(xiv) above, any amount that reduces Excess Cash Flow in such Fiscal Year pursuant to such clause will not be deducted again in the calculation of Excess Cash Flow for any subsequent Fiscal Year. “Excluded Accounts” has the meaning specified in Section 7.11(a). “Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary of the U.S. Borrower, (b) (i) any Foreign Subsidiary of the U.S. Borrower, except if any Loan Document Obligations of the U.K. Borrower shall be outstanding, (ii) any CFC Holdco, except if any Loan Document Obligations of the U.K. Borrower shall be outstanding, and (iii) any Domestic Subsidiary that is a direct or indirect Subsidiary of a direct or indirect Foreign Subsidiary (other than, for so long as any Loan Document Obligations of the U.K. Borrower shall be outstanding, any U.K. Subsidiary) of the U.S. Borrower, (c) any Subsidiary that is prohibited or restricted by applicable law (including in connection with any capital requirements) or by a binding Contractual Obligation from providing a guaranty under the Loan Documents (provided that such Contractual Obligation is not entered into by the U.S. Borrower or its Subsidiaries principally for the purpose of qualifying such Subsidiary as an “Excluded Subsidiary”) or if such guaranty would require governmental (including regulatory) or third party (other than the U.S. Borrower or any of its Affiliates) consent, approval, license or authorization, (d) any special purpose securitization vehicle (or similar entity), (e) any Subsidiary that is a not-for-profit organization, (f) any Captive Insurance Subsidiary, (g) Subsidiaries subject to regulation as a broker-dealer, (h) any Subsidiary a guaranty by which under the Loan Documents would result in material adverse tax consequences to the U.S. Borrower and its Restricted Subsidiaries, as reasonably determined by the U.S. Borrower in consultation with the Administrative Agent, (i) any Unrestricted Subsidiary, (j) any Immaterial Subsidiary and (k) any other Subsidiary to the extent the Administrative Agent and the U.S. Borrower mutually determine that the cost or burden of obtaining the guaranty thereof under the Loan Documents (including any adverse tax consequences) outweigh the benefit to the Lenders. Notwithstanding the foregoing or anything else herein to the contrary, the U.S. Borrower may, in its sole discretion, cause any Restricted Subsidiary that is not required to be a Subsidiary Guarantor to guarantee the Obligations by causing such Subsidiary to become a party to the Guaranty Agreement. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guaranty of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Excluded U.K. Taxes” means Taxes imposed by the United Kingdom on interest (a) that would not have arisen if the Person beneficially entitled to the payment to which such Taxes relate 26 [[5628733]]

had been a Qualifying U.K. Lender, but on the date on which the payment is made such recipient is not or has ceased to be a Qualifying U.K. Lender other than as a result of any change after the date such recipient became a Lender in (or in the interpretation, administration, or application of) any law or U.K. Treaty or any published practice or published concession of any relevant taxing authority, (b) in circumstances where an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to a payment to which such Taxes relate, and the payment could have been made to the recipient without any such Taxes if that Direction had not been made, or (iii) in circumstances where a Lender has not given a U.K. Tax Confirmation to the relevant U.K. Loan Party and the payment to which such Taxes relate could have been made without any such Taxes if such Lender had given a U.K. Tax Confirmation to the relevant U.K. Loan Party, on the basis that the U.K. Tax Confirmation would have enabled the U.K. Loan Party making such payment to have formed a reasonable belief that such payment was an “excepted payment” for the purpose of section 930 of the ITA. “Existing Credit Agreement” means this Agreement as in effect immediately prior to the FourthFifth Amendment Effective Date. “Existing Dollar Term Loans” has the meaning specified in the Fourth Amendment. “Existing Letters of Credit” means the letters of credit specified on Schedule 2.4. “Extended/Modified Commitments” has the meaning specified in Section 2.20(a). “Extended/Modified Facility” means any Extended/Modified Loans and/or Extended/Modified Commitments, in each case, resulting from an Extension/Modification Offer with respect to any one Facility, and the provisions set forth herein related to such Extended/Modified Loans and/or Extended/Modified Commitments. “Extended/Modified Loans” has the meaning specified in Section 2.20(a). “Extended/Modified Term Loans” means Extended/Modified Loans resulting from an Extension/Modification Offer with respect to any Term Loan Facility. “Extending/Modifying Lender” means each Lender accepting an Extension/Modification Offer. “Extension/Modification” has the meaning specified in Section 2.20(a). “Extension/Modification Amendment” has the meaning specified in Section 2.20(b). “Extension/Modification Offer” has the meaning specified in Section 2.20(a). “Facilities” means (a) the Dollar Term Loan Facility, (b) the Sterling Term Loan Facility, (c) the Delayed-Draw Dollar Term Loan Facility, (d) the Revolving Credit Facility, (de) any Incremental Facility and (ef) any Extended/Modified Facility. “FATCA” means Sections 1471 through 1474 of the Code, as in effect on the date hereof, and any current or future applicable United States Treasury regulations promulgated thereunder or published administrative guidance or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. 27 [[5628733]]

“FCA” means the Financial Conduct Authority acting in accordance with Part 6 of the UK Financial Services and Markets Act 2000. “Federal Funds Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New YorkNYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the Federal Reserve Bank of New York shall set forth on its publicthe NYFRB’s website from time to time, and published on the next succeeding Business Day by the Federal Reserve Bank of New YorkNYFRB as the effective federal funds effective rate; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day; provided further that the Federal Funds Rate shall be no less than 0.00%. “Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System and any successor thereto. “Fee Letters” means (a) the Fee Letter, dated May 11, 2018, among the U.S. Borrower and the Administrative Agent, as amended, restated, modified or supplemented from time to time in accordance with the terms thereof, and (b) the Fee Letter, dated April 7, 2020, among the U.S. Borrower and the Administrative Agent, as amended, restated, modified or supplemented from time to time in accordance with the terms thereof, and (c) the Fee Letter, dated June 2, 2021, among the U.S. Borrower and the Administrative Agent, as amended, restated, modified or supplemented from time to time in accordance with the terms thereof. “Fifth Amendment” means the Fifth Amendment, dated as of June 2, 2021, to this Agreement, among Holdings, the U.S. Borrower, the U.K. Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Fifth Amendment Effective Date” means June 2, 2021. “Fiscal Month” means any of the monthly accounting periods of the U.S. Borrower. “Fiscal Quarter” means each period of three (3) Fiscal Months ending on March 31, June 30, September 30 or December 31. “Fiscal Year” means each period of twelve (12) months ending on December 31. “Fixed Amount” has the meaning specified in Section 1.1(d)(ii). “Fixed Incremental Amount” means the greater of (a) $31,500,000 and (b) 100% of Trailing EBITDA at such time. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of the Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Eurocurrency Base Rate or Daily Simple SONIA, as applicable. For the avoidance of doubt, as of the Fifth Amendment Effective Date, the benchmark rate floor (a) with respect to any Dollar Term Loans or Delayed-Draw Dollar Term Loans is 1.25% per annum, (b) with respect to Revolving Loans is 1.00% per annum, and (c) with respect to Sterling Term Loans is 1.25% per annum. “Foreign Subsidiary” means any Subsidiary of the U.S. Borrower that is not a Domestic Subsidiary. 28 [[5628733]]

“Fourth Amendment” means the Fourth Amendment dated as of April 7, 2020, to this Agreement, among Holdings, the U.S. Borrower, the U.K. Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Fourth Amendment Effective Date” means April 7, 2020. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. “Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government. “Gross Invested Equity Capital” means, at any time, the sum, without duplication, of (a) the cash proceeds received by the U.S. Borrower from any sale or issuance of any Stock or Stock Equivalents (other than Disqualified Stock) by the U.S. Borrower or from any equity contributions in respect of Stock or Stock Equivalents (other than Disqualified Stock) of the U.S. Borrower, plus (b) the fair market value (as reasonably determined by the U.S. Borrower) of other property received by the U.S. Borrower as a capital contribution in respect of any Stock or Stock Equivalents (other than Disqualified Stock) of the U.S. Borrower or in return for any issuance of Stock or Stock Equivalents (other than Disqualified Stock) of the U.S. Borrower, in each case, on or after the Closing Date and immediately prior to such time. The parties acknowledge that as of the FourthFifth Amendment Effective Date the amount of the Gross Invested Equity Capital is $509,300,000. “Gross Payment Direction” has the meaning specified in Section 2.17(l). “Group Members” means, collectively, the U.S. Borrower and its Restricted Subsidiaries. “Group Members’ Accountants” means WipfliPricewaterhouseCoopers LLP or any other nationally- or regionally- recognized independent registered certified public accountants. “Guarantors” means Holdings, the U.S. Borrower and each of the Subsidiary Guarantors. “Guaranty Agreement” means the Guaranty Agreement dated as of April 7, 2020, among Holdings, the Borrowers, the other Loan Parties and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Guaranty Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person for any Indebtedness, lease, dividend or other obligation (the “primary obligation”) of another Person (the “primary obligor”), if the purpose or intent of such Person in incurring such liability, or the economic effect thereof, is to guarantee such primary obligation or provide support, assurance or comfort to the holder of such primary obligation or to protect or indemnify such holder against loss with respect to such primary obligation, including (a) the direct or indirect guaranty, endorsement, co-making, discounting with recourse or sale with recourse by such Person of any primary obligation, (b) the incurrence of reimbursement obligations with respect to any letter of credit or 29 [[5628733]]

bank guarantee in support of any primary obligation, (c) the existence of any Lien, or any right, contingent or otherwise, to receive a Lien, on the property of such Person securing any part of any primary obligation and (d) any liability of such Person for a primary obligation through any Contractual Obligation (contingent or otherwise) or other arrangement (i) to purchase, repurchase or otherwise acquire such primary obligation or any security therefor or to provide funds for the payment or discharge of such primary obligation (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency, working capital, equity capital or any balance sheet item, level of income or cash flow, liquidity or financial condition of the primary obligor for the purpose of enabling the primary obligor to satisfy such primary obligation or to protect the holder of such primary obligation against loss, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party to any Contractual Obligation primarily for the purpose of enabling the primary obligor to satisfy such primary obligation or to protect the holder of such primary obligation against loss, (iv) to purchase, sell or lease (as lessor or lessee) any property, or to purchase or sell services, primarily for the purpose of enabling the primary obligor to satisfy such primary obligation or to protect the holder of such primary obligation against loss or (v) to supply funds to or in any other manner invest in the primary obligor (including to pay for property or services irrespective of whether such property is received or such services are rendered) primarily for the purpose of enabling the primary obligor to satisfy such primary obligation or to protect the holder of such primary obligation against loss; provided, however, that “Guaranty Obligations” shall not include (x) endorsements for collection or deposit in the ordinary course of business, (y) product warranties given in the ordinary course of business and (z) bona fide and customary indemnity and similar obligations entered into in connection with any Acquisition, Sale or other transaction permitted under this Agreement (other than such obligations with respect to or constituting Indebtedness). The outstanding amount of any Guaranty Obligation shall equal the outstanding amount of the primary obligation so guaranteed or otherwise supported or, if lower, the stated maximum amount for which such Person may be liable under such Guaranty Obligation. “Hazardous Material” means any substance, material or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, asbestos, polychlorinated biphenyls and radioactive substances. “Hedging Agreement” means any Interest Rate Contract, foreign exchange, swap, option or forward contract, spot, cap, floor or collar transaction, any other derivative instrument and any other similar speculative transaction and any other similar agreement or arrangement designed to alter the risks of any Person arising from fluctuations in any underlying variable. “HMRC DT Treaty Passport Scheme” means the Board of H.M. Revenue and Customs Double Taxation Treaty Passport scheme. “Holdings” has the meaning specified in the preamble hereto. “Immaterial Subsidiary” means, as of any date, any Subsidiary that (a) did not have assets with a value in excess of 5.0% of the consolidated total assets of the U.S. Borrower or revenues representing in excess of 5.0% of consolidated revenues of the U.S. Borrower, in each case, as of the last day of or for the most recently ended Test Period, calculated on a consolidated basis in accordance with GAAP and (b) when combined with all other Immaterial Subsidiaries, satisfies the following conditions: (i) the aggregate amount of assets held by all Immaterial Subsidiaries shall not exceed 5.0% of the consolidated total assets of the U.S. Borrower and the aggregate amount of revenues of all Immaterial Subsidiaries shall not exceed 5.0% of the consolidated revenues of the U.S. Borrower, in each case, as of the last day of or for the most recently ended Test Period, calculated on a consolidated basis in accordance with GAAP. 30 [[5628733]]

“Incremental Amendment” has the meaning specified in Section 2.19(f). “Incremental Cap” means: the Fixed Incremental Amount, plus(a) the sum of (i) the amount of any optional prepayment of any Term Loan in(b) accordance with Section 2.7, the amount of any permanent reduction of any Revolving Credit Commitment and/or the amount of any permanent prepayment, redemption or repurchase of any Incremental Equivalent Debt, (ii) the amount of any optional prepayment, redemption or repurchase of any Replacement Loans previously applied to the permanent prepayment of any Term Loan, so long as no Incremental Facility was previously incurred in reliance on clause (b)(i) above as a result of such prepayment, and (iii) the amount paid in cash in respect of any reduction in the outstanding principal amount of any Term Loan (excluding any Term Loan incurred under clause (c) below) resulting from any assignment of such Term Loan to (and/or assignment and/or purchase of such Term Loan by) Holdings, the U.S. Borrower and/or any Restricted Subsidiary, provided that for each of clauses (i), (ii) and (iii), the relevant prepayment, redemption, repurchase or assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), plus an unlimited amount so long as, in the case of this clause (c), on a Pro Forma(c) Basis after giving effect to the incurrence of the applicable Incremental Facility or Incremental Equivalent Debt (and after giving effect to any Acquisition consummated simultaneously therewith and any other application of the proceeds thereof and assuming, in the case of any Incremental Revolving Credit Facility or Incremental Equivalent Debt in the form of a revolving credit facility, that all such Incremental Revolving Credit Commitments or commitments with respect to such Incremental Equivalent Debt in the form of a revolving credit facility thereunder are fully drawn), (i) if such Incremental Facility or Incremental Equivalent Debt is secured by a lien on the Collateral that is pari passu with the Lien securing the Obligations, the Consolidated First Lien Leverage Ratio as of the last day of the most recently ended Test Period shall be no greater than (1) with respect to Incremental Facilities or Incremental Equivalent Debt incurred to finance Permitted Acquisitions or other Permitted Investments, 4.75:1.00 or (2) with respect to all other Incremental Facilities or Incremental Equivalent Debt, 4.50:1.00, (ii) if such Incremental Facility or Incremental Equivalent Debt is secured by a Lien on the Collateral that is junior to the Lien securing the Obligations, the Consolidated Secured Leverage Ratio as of the last day of the most recently ended Test Period shall be no greater than (1) with respect to Incremental Facilities or Incremental Equivalent Debt incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Incremental Facilities or Incremental Equivalent Debt, 5.00:1.00 and (iii) if such Incremental Facility or Incremental Equivalent Debt is unsecured or secured by assets that are not Collateral, the Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period shall be no greater than (1) with respect to Incremental Facilities or Incremental Equivalent Debt incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Incremental Facilities or Incremental Equivalent Debt, 5.00:1.00; provided that: any Incremental Facility and/or Incremental Equivalent Debt, or any portion(i) thereof, may be incurred under one or more of clauses (a) through (c) of this definition, as selected by the U.S. Borrower in its sole discretion; and 31 [[5628733]]

if any Incremental Facility or Incremental Equivalent Debt, or any portion(ii) thereof, is intended to be incurred under clause (c) of this definition and any other clause of this definition in a single transaction or series of related transactions, (A) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred under clause (c) of this definition shall first be determined without giving effect to any Incremental Facilities or Incremental Equivalent Debt to be incurred under any other clause of this definition, but giving full Pro Forma Effect to the use of proceeds of the entire amount of such Incremental Facility or Incremental Equivalent Debt and the related transactions, and (B) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under the other applicable clauses of this definition shall be determined thereafter. It is understood that if, for purposes of determining capacity under this definition, the entire committed amount of any Indebtedness with respect to which Incremental Cap is being determined has been tested, such committed amount may thereafter be borrowed and, in the case of any revolving credit Indebtedness, reborrowed, in whole or in part, from time to time, without any further testing under this definition. Any portion of any Incremental Facility or Incremental Equivalent Debt that is incurred under clauses (a) and (b) of this definition will, unless the U.S. Borrower otherwise elects, automatically be reclassified as having been incurred under clause (c) of this definition if, at any time after the incurrence thereof, such portion of such Incremental Facility or Incremental Equivalent Debt would, using the figures as of the end of the most recently ended Test Period, be permitted under the Consolidated First Lien Leverage Ratio, Consolidated Secured Leverage Ratio or Consolidated Total Leverage Ratio test, as applicable, set forth in clause (e) of this definition. “Incremental Commitment” means any Incremental Term Loan Commitment or any Incremental Revolving Credit Commitment. “Incremental Equivalent Debt” means Indebtedness in the form of pari passu senior secured notes or loans or junior secured or unsecured notes or loans and/or commitments in respect of any of the foregoing, incurred in lieu of loans under an Incremental Facility; provided, that: the aggregate outstanding principal amount thereof shall not exceed the(a) Incremental Cap as in effect at the time of determination; the Weighted Average Life to Maturity applicable to such Indebtedness shall be(b) no shorter than the remaining Weighted Average Life to Maturity of any then-existing Term Loan Facility; provided that such Indebtedness may be in the form of customary bridge loans with a final maturity date of no longer than one year, so long as any Indebtedness for which such loans are exchanged for or that otherwise replaces such loans satisfies the requirements of this clause (b); the final maturity date with respect to such Indebtedness shall be no earlier than(c) the Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof; provided that such Indebtedness may be in the form of customary bridge loans with a final maturity date of no longer than one year, so long as any Indebtedness for which such loans are exchanged for or that otherwise replaces such loans satisfies the requirements of this clause (c); subject to clauses (b) and (c), the amortization schedule for such Indebtedness(d) shall be determined by the U.S. Borrower and the holders of such Indebtedness; 32 [[5628733]]

if such Indebtedness is (i) secured on a pari passu basis with the Obligations, (ii)(e) secured on a junior basis as compared to the Obligations or (iii) unsecured and subordinated to the Obligations, then the holders of such Indebtedness shall be party to an Acceptable Intercreditor Agreement; no such Indebtedness may be (i) guaranteed by any Person that is not a Loan(f) Party, (ii) secured by any assets other than the Collateral or (iii) incurred by any Person other than any Borrower; the All-In Yield (and the components thereof) applicable to such Indebtedness(g) shall be determined by the U.S. Borrower and the holders of such Indebtedness; provided that, with respect to such Indebtedness that is pari passu with the Term Loans in right of payment and with respect to security, (i) (A) if such Indebtedness is denominated in Dollars and the All-In Yield applicable to such Indebtedness (determined on the date of the incurrence thereof) shall exceed the All-In Yield at such time on the Dollar Term Loans or the Delayed-Draw Dollar Term Loans (determined on such date but prior to any adjustment under this clause (g)) by more than 0.50%, then the Applicable Margin then in effect for the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, shall automatically be increased to the extent required in order for the All-In Yield on the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, to be not more than 0.50% lower than the All-In Yield on such Indebtedness and (B) if such Indebtedness is denominated in Sterling and the All-In Yield applicable to such Indebtedness (determined on the date of the incurrence thereof) shall exceed the All-In Yield at such time on the Dollar Term Loans or the Delayed-Draw Dollar Term Loans (determined on such date but prior to any adjustment under this clause (g)) by more than 1.00%, then the Applicable Margin then in effect for the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, shall automatically be increased to the extent required in order for the All-In Yield on the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, to be not more than 1.00% lower than the All-In Yield on such Indebtedness, provided, in each case, that any increase in the All-In Yield applicable to the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, due to the application of any interest rate floor with respect to such Indebtedness may, at the election of the U.S. Borrower, be effected through an increase in the corresponding interest rate floor with respect to the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, and (ii) if such Indebtedness is denominated in Sterling and the All-In Yield applicable to such Indebtedness (determined on the date of the incurrence thereof) shall exceed the All-In Yield at such time on the Sterling Term Loans (determined on such date but prior to any adjustment under this clause (g)) by more than 0.50%, then the Applicable Margin then in effect for the Sterling Term Loans shall automatically be increased to the extent required in order for the All-In Yield on the Sterling Term Loans to be not more than 0.50% lower than the All-In Yield on such Indebtedness; provided that any increase in the All-In Yield applicable to the Sterling Term Loans due to the application of any interest rate floor with respect to such Indebtedness may, at the election of the U.K. Borrower, be effected through an increase in the corresponding interest rate floor with respect to the Sterling Term Loans; except as otherwise permitted herein, the terms of such Indebtedness (excluding,(h) to the extent applicable, pricing, interest rate margin, fees, discounts, rate floors and optional prepayment or redemption terms, all of which shall be determined by the U.S. Borrower), (x) are substantially identical to, or are not materially more restrictive on the U.S. Borrower and its Restricted Subsidiaries (as determined by the U.S. Borrower), when taken as a whole, than, those applicable to the then-existing Term Loans (except for covenants or other provisions applicable 33 [[5628733]]

only to periods after the Term Loan Maturity Date); provided that a certificate of the U.S. Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness (or such shorter period as may be agreed by the Administrative Agent), together with a reasonably detailed description of the material terms of such Indebtedness or drafts of the documentation relating thereto, stating that the U.S. Borrower has reasonably determined in good faith that such terms satisfy the foregoing requirement shall be conclusive evidence that such terms satisfy the foregoing requirement unless the Administrative Agent notifies the U.S. Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees) or (y) otherwise reasonably acceptable to the Administrative Agent; and at the time of the incurrence of such Indebtedness, except as provided in and(i) subject to Section 1.3(c) with respect to any LCA Election, no Event of Default shall exist. “Incremental Facility” means any Incremental Term Loan Facility and any Incremental Revolving Credit Facility. “Incremental Facility Closing Date” has the meaning specified in Section 2.19(f). “Incremental Revolving Credit Commitments” has the meaning specified in Section 2.19(a). “Incremental Revolving Credit Facility” has the meaning specified in Section 2.19(a). “Incremental Revolving Loan” means any Loan made by a Lender pursuant to its Incremental Revolving Credit Commitment. “Incremental Term Loan” means any Loan made by a Lender pursuant to its Incremental Term Loan Commitment. “Incremental Term Loan Commitments” has the meaning specified in Section 2.19(a). “Incremental Term Loan Facility” has the meaning specified in Section 2.19(a). “Incremental Term Loan Maturity Date” means, with respect to any Incremental Term Loan, the date that such Incremental Term Loan is originally scheduled to mature. “Incurrence-Based Amount” has the meaning specified in Section 1.1(d)(ii). “Indebtedness” of any Person means, without duplication, any of the following: (a) all indebtedness for borrowed money, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement and all obligations with respect to (i) letters of credit, bank guarantees or bankers’ acceptances or (ii) surety, customs, reclamation or performance bonds, in each case, not related to judgments or litigation and other than those entered into in the ordinary course of business, (d) all obligations to pay the deferred purchase price of property or services, including all “earn-outs” and other similar deferred consideration payable in connection with any Permitted Acquisition or other Investment (but only to the extent such obligations are required to be treated as liabilities on such Person’s balance sheet in accordance with GAAP), other than (i) trade payables or similar obligations incurred in the ordinary course of business or consistent with past practice (including with respect to insurance premiums), (ii) accruals for payroll, employee compensation and similar liabilities incurred in 34 [[5628733]]

the ordinary course of business or consistent with past practice and (iii) customary liabilities associated with customer prepayments and deposits or funds held in trust for any broker, in each case, incurred in the ordinary course of business, (e) all obligations created or arising under any conditional sale or other title retention agreement, regardless of whether the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property, (f) all Capitalized Lease Obligations, (g) all obligations, whether or not contingent, to purchase, redeem, retire, defease or otherwise acquire for value any of its own Disqualified Stock prior to the date that is 90 days after the latest Maturity Date, valued at, in the case of redeemable preferred Disqualified Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Disqualified Stock, plus accrued and unpaid dividends, (h) net obligations under Hedging Agreement and (i) all Guaranty Obligations for obligations of any other Person constituting Indebtedness of such other Person; provided, however, that the items in each of clauses (a) through (i) above shall constitute “Indebtedness” of such Person solely to the extent, directly or indirectly, (x) such Person is liable for any part of any such item, (y) any such item is secured by a Lien on such Person’s property or (z) any other Person has a right, contingent or otherwise, to cause such Person to become liable for any part of any such item or to grant such a Lien; provided, further, that (i) in no event shall obligations under any Hedging Agreement be deemed “Indebtedness” for any calculation of the Consolidated Total Leverage Ratio, the Consolidated First Lien Leverage Ratio, the Consolidated Secured Leverage Ratio or any other financial ratio under this Agreement and (ii) notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder). The amount of any net obligation under any Hedging Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e), to the extent recourse is limited to the property encumbered thereby, shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value (as determined by such Person in good faith) of the property encumbered thereby as determined by such Person in good faith. “Indemnified Matters” has the meaning specified in Section 11.4(a). “Indemnitee” has the meaning specified in Section 11.4(a). “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case in clauses (a) and (b) above, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Intellectual Property” means all rights, title and interests in intellectual property arising under any Requirement of Law and all IP Ancillary Rights associated therewith, including all Copyrights, Patents, Trademarks, Internet Domain Names and Trade Secrets. “Interest Period” means, with respect to any Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is made or converted to a Eurocurrency Rate Loan or, if such Loan is continued, on the last day of the immediately preceding Interest Period therefor and, in 35 [[5628733]]

each case, ending 1, 2, 3 or 6 months (or, to the extent consented to by all affected Lenders, a shorter period or 12 months) thereafter, as selected by the applicable Borrower (or the U.S. Borrower on its behalf) pursuant hereto; provided, however, that (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another such Business Day that falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month, (c) the applicable Borrower (or the U.S. Borrower on its behalf) may not select any Interest Period (i) in the case of Revolving Loans, ending after the Scheduled Revolving Credit Termination Date and (ii) in the case of Term Loans, ending after the Term Loan Maturity Date and (d) there shall be outstanding at any one time no more than 10 Interest Periods. “Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance. “Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in internet domain names. “Interpolated Screen Rate” means, with respect to any period, a rate per annum that results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate with respect to the applicable currencyDollars is available that is shorter than such period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate with respect to the applicable currencyDollars is available that is longer than such period, in each case, as of the time the Interpolated Screen Rate is required to be determined in accordance with the other provisions hereof. “Investment” means, with respect to any Person, (a) to own, purchase or otherwise acquire any investment in, including any interest in, any Security of any other Person (other than any evidence of any Obligation), (b) to purchase or otherwise acquire, whether in one transaction or in a series of transactions, all or substantially all of the property of any other Person or a business conducted by any other Person or all or substantially all of the assets constituting the business of a division, branch, brand or other unit operation of any other Person, (c) to incur, or to remain liable under, any Guaranty Obligation for Indebtedness of any other Person, to assume the Indebtedness of any other Person or to make, hold, purchase or otherwise acquire any loan, advance or other extension of credit, excluding prepaid expenses, accounts receivable and similar items created in the ordinary course of business or (d) to make any contribution to the capital of any other Person. The amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan, advance or other extension of credit and any return of capital or return on Investment (whether as a distribution, dividend, redemption or Sale but not in excess of the amount of the relevant initial Investment). “IP Ancillary Rights” means, with respect to the subject Intellectual Property, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, as applicable, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover 36 [[5628733]]

at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right. “IP License” means all Contractual Obligations, whether written or oral, granting any right to use any Intellectual Property. “IRS” means the Internal Revenue Service of the United States and any successor thereto. “Issue” means, with respect to any Letter of Credit, to issue, extend the expiration date of, renew (excluding automatic renewalextensions of evergreen Letters of Credit), increase the face amount of, or reduce or eliminate any scheduled decrease in the face amount of, such Letter of Credit, or to cause any Person to do any of the foregoing. The terms “Issued” and “Issuance” have correlative meanings. “ITA” means the United Kingdom Income Tax Act 2007. “Judgment Currency” has the meaning specified in Section 11.24(b). “Junior Financing” means Indebtedness of the types described in clauses (a) and (b) of the definition of “Indebtedness” of a Loan Party that is secured by a Lien on Collateral that is expressly junior to the Liens securing the Obligations, is unsecured or is Subordinated Debt, other than, in each case, Indebtedness between or among the Loan Parties. “Kingsbridge Acquisition” has the meaning specified in the Fourth Amendment or the other Group Members. “Lake Forest Bank” means Lake Forest Bank & Trust Company, N.A. “L/C Cash Collateral Account” means any Cash Collateral Account (a) specifically designated as such by the U.S. Borrower in a notice to the Administrative Agent, and (b) from and after the effectiveness of such notice, not containing any funds other than those required under the Loan Documents to be placed therein. “L/C Issuer” means (a) Lake Forest Bank or any of its Affiliates, (b) Ares or any of its Affiliates and (c) each Person that hereafter becomes an L/C Issuer with the approval of, and pursuant to an agreement with and in form and substance reasonably satisfactory to, the Administrative Agent and the U.S. Borrower, in each case in their capacity as an issuer of Letters of Credit hereunder, together with their successors in such capacity. “L/C Obligations” means, for any Letter of Credit at any time, the sum of (a) the L/C Reimbursement Obligations outstanding at such time for such Letter of Credit and (b) the maximum undrawn face amount of such Letter of Credit that remains available for drawing at such time. “L/C Reimbursement Agreement” has the meaning specified in Section 2.4(a)(iii). “L/C Reimbursement Date” has the meaning specified in Section 2.4(e). “L/C Reimbursement Obligation” means, for any Letter of Credit, the obligation of the U.S. Borrower to the L/C Issuer thereof, as and when matured, to pay all amounts drawn under such Letter of Credit. 37 [[5628733]]

“L/C Request” has the meaning specified in Section 2.4(b). “L/C Sublimit” means $7,500,000. “LCA Election” has the meaning specified in Section 1.3(c). “LCA Test Date” has the meaning specified in Section 1.3(c). “Lead Arranger” means Ares Capital. “Lender” means, collectively, the Swingline Lender and any other financial institution or other Person that (a) is listed on the signature pages to the FourthFifth Amendment as a “Lender” or (b) from time to time becomes a party hereto by execution of an Assignment or pursuant to an Incremental Amendment, in each case for so long as such Person holds a Loan or Commitment hereunder. Notwithstanding the foregoing, no Disqualified Lender that purports to become a Lender hereunder in violation of the proviso to Section 11.2(b) shall be entitled to any of the rights or privileges enjoyed by the other Lenders (including with respect to voting, information and lender meetings) and shall be deemed for all purposes to be a Defaulting Lender, until such time as such Disqualified Lender no longer owns any Loans or Commitments. “Letter of Credit” means any letter of credit Issued (or deemed Issued) pursuant to Section 2.4. “Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, fines, penalties, sanctions, commissions, and related reasonable and documented out-of-pocket costs and expenses, in each case of any kind or nature (including interest accrued thereon or as a result thereof and reasonable out-of-pocket fees, charges and disbursements of legal counsel and financial and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise. “LIBOR” has the meaning specified in Section 1.8. “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever in the nature of a security interest, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. For the avoidance of doubt, “Lien” shall not be deemed to include any exclusive license or sublicense of Intellectual Property, each of which shall constitute a Sale, or any operating lease. “Limited Condition Acquisition” means any Permitted Acquisition or other Investment permitted hereunder by the U.S. Borrower or one or more of its Restricted Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Loan” means any loan made or deemed made by any Lender hereunder. “Loan Document Obligations” means all amounts, obligations, liabilities, covenants and duties of every type and description owing by any Loan Party to the Administrative Agent, any Lender, any L/C Issuer or any Indemnitee under any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or 38 [[5628733]]

not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including (a) if such Loan Party is a Borrower, all Loans and L/C Obligations, as applicable, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (c) all fees, expenses (including fees, charges and disbursement of counsel), charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Loan Party under any Loan Document (including those payable to L/C Issuers as described in Section 2.11). “Loan Documents” means, collectively, this Agreement, any Notes, the Guaranty Agreement, the Collateral Documents, the Fee Letter and the L/C Reimbursement Agreements, in each case, as amended, restatement, supplemented or otherwise modified from time to time. “Loan Party” means each Borrower and each Guarantor. “LTM EBITDA” means, with respect to any Person for any period: (a) the Consolidated Net Income of such Person for such period, plus (b) the sum of, in each case to the extent deducted in the calculation of such Consolidated Net Income (other than with respect to clause (xvii)) but without duplication: any provision for income taxes or other taxes measured by income and(i) franchise taxes during such period, Consolidated Interest Expense for such period, and to the extent not(ii) reflected in such Consolidated Interest Expense, plus any losses for such period (and minus any gains for such period) on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk arising hereunder to the extent deducted (or included) in determining Consolidated Net Income, extraordinary, unusual or non-recurring items, not exceeding (with(iii) respect to such items reflected in the U.S. Borrower’s consolidated financial statements after the Closing Date), when combined with any add-backs pursuant to clauses (vii) and (xii) and adjustments pursuant to clause (2) below, 25% of LTM EBITDA for any Test Period (calculated prior to giving effect to any such add-backs); provided that for periods following the Closing Date, items related to category 4 and 5 storms shall not be considered “extraordinary, unusual or non-recurring” for purposes of this clause (iii) (it being understood that any such items up to an aggregate amount of $2,700,000 shall be considered “extraordinary, unusual or non-recurring” for such purposes for all applicable periods prior to the Closing Date), any depreciation, depletion and amortization for such period,(iv) any aggregate net loss on the sale or other disposition of property (other(v) than accounts receivable and inventory) outside the ordinary course of business for such period, any other non-cash charges or expenses (including any impairment(vi) charges), including any reduction in net income on account of any write-up of assets as a result the application of purchase accounting in connection with any Permitted 39 [[5628733]]

Acquisition or any other Acquisition permitted hereunder, deducted in the determination of Consolidated Net Income for such period and for which no cash outlay is foreseeable during the twelve (12) month period after the last day of such period (provided that if any such non-cash charges or expenses represent an accrual or reserve for potential cash items in any future period, (i) such Person may determine not to add back such non-cash charge or expense in the current period and (ii) to the extent such Person does decide to add back such non-cash charge or expense, the cash payment in respect thereof in such future period shall be subtracted from LTM EBITDA to such extent) and excluding amortization of a prepaid cash item that was paid in a prior period, severance, relocation costs and expenses, integration costs and(vii) restructuring costs and other items reflecting costs and other items to be eliminated included in the determination of Consolidated Net Income for such period not exceeding (with respect to such items reflected in the U.S. Borrower’s consolidated financial statements after the Closing Date), when combined with any add-backs pursuant to clauses (iii) and (xii) and adjustments pursuant to clause (2) below, 25% of LTM EBITDA for any Test Period (calculated prior to giving effect to any such add-backs), fees, charges and expenses (including Transaction Expenses,(viii) amortization of debt discount and commissions, representation and warranty insurance, finders’ fees and employee bonuses in connection with Acquisitions) (and including fees and expenses payable to Parent in accordance with this Agreement) with respect to the Transactions and any Acquisition, Investment, Restricted Payment, equity issuance, disposition, Indebtedness or amendments of the foregoing permitted (or that would have been permitted) hereunder, whether or not consummated, to the extent deducted in determining Consolidated Net Income for such period, consulting fees, directors compensation, merger and acquisition fees to(ix) consultants, directors and advisors (that are not Parent), and non-compete fees (or similar fees), including to former employees, expenses associated with discontinued operations,(x) expenses, charges and losses during such period in connection with(xi) “earn-outs” and other deferred payments in connection with Permitted Acquisitions or other Permitted Investments (including Investments consummated prior to the Closing Date), to the extent required to be deducted in the calculation of Consolidated Net Income in accordance with GAAP, costs, fees and expenses paid in connection with new market start-up(xii) activities, opening facilities, signing, retention and completion bonuses, relocation expenses, facility openings, employee searches, travel and housing costs and related legal and accounting fees, costs and expenses, and costs, fees and expenses incurred in connection with any strategic or new initiatives, and other business optimization expenses, not exceeding (with respect to such items reflected in the U.S. Borrower’s consolidated financial statements after the Closing Date), when combined with any add-backs pursuant to clauses (iii) and (vii) and adjustments pursuant to clause (2) below, 25% of LTM EBITDA for any Test Period (calculated prior to giving effect to any such add-backs), 40 [[5628733]]

[reserved],(xiii) all customary and reasonable deferred financing costs written off and(xiv) premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness, costs or expenses pursuant to any management equity plan, profits(xv) interest or stock option plan or any other Stock-based management or Stock-based employee benefit plan or any stock subscription, stockholders or partnership agreement, any non-cash rent expense, and(xvi) cash receipts (or any netting arrangements resulting in reduced cash(xvii) expenditures) not representing LTM EBITDA or Consolidated Net Income of such Person in any period to the extent non-cash gains relating to such receipts were deducted during the four Fiscal Quarter period immediately preceding the date of such cash receipt in the calculation of LTM EBITDA of such Person for any previous period and not added back; minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income and without duplication: any credit for United States federal income taxes or other taxes(i) measured by net income during such period, any gain from extraordinary items for such period,(ii) any aggregate net gain from the sale or other disposition of property(iii) (other than accounts receivable and inventory) outside the ordinary course of business for such period, any other non-cash gain, including any reversal of a charge referred to in(iv) clause (b)(vi) above by reason of a decrease in the value of any Stock or Stock Equivalent for such period, any other cash payment during such period in respect of expenditures,(v) charges and losses that have been added to LTM EBITDA of such Person pursuant to clause (b)(vi) above in any prior period, and income during such period in connection with “earn-outs” and other(vi) deferred payments in connection with Permitted Acquisitions, to the extent required to be included in the calculation of Consolidated Net Income in accordance with GAAP; all determined on a consolidated basis in accordance with GAAP. In addition, for purposes of calculating LTM EBITDA (except for the calculation of Excess Cash Flow): Acquisitions that have been made by the U.S. Borrower or any of its Restricted(1) Subsidiaries, or by any Person or any of its Restricted Subsidiaries acquired by the U.S. 41 [[5628733]]

Borrower or any of its Restricted Subsidiaries, and including any related financing transactions and including increases in ownership of Restricted Subsidiaries, during the four Fiscal Quarter reference period or, except as otherwise set forth in Section 1.3(b), subsequent to such reference period and on or prior to the calculation date will be calculated on a Pro Forma Basis as if they had occurred on the first day of such four Fiscal Quarter reference period (such pro forma calculations shall be determined in good faith by the chief financial officer (or other financial officer) of the U.S. Borrower and based on assumptions believed by the U.S. Borrower to be reasonable at the time made); LTM EBITDA shall be increased by the amount of “run-rate” cost savings,(2) operating expense reductions and synergies (including revenue synergies related to Acquisitions consummated in the previous twelve (12) months) projected by the U.S. Borrower in good faith to be realized as a result of specified actions that have been taken (or for which substantial steps have been taken) (calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the four Fiscal Quarter reference period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions (such cost savings and synergies, “Specified Transaction Adjustments”); provided that (A) such Specified Transaction Adjustments are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the U.S. Borrower, and (B) such cost savings, operating expense reductions and synergies are expected to be realized no later than twelve (12) months after the date on which such action has been taken; provided, further that projected cost savings, operating expense reductions and synergies to be included in LTM EBITDA in any four Fiscal Quarter period shall not exceed (with respect to such items reflected in the U.S. Borrower’s consolidated financial statements after the Closing Date), when combined with any add-backs pursuant to clauses (iii), (vii) and (xii) above, 25% of LTM EBITDA for any Test Period (calculated prior to giving effect to any such projected cost savings, operating expense reductions and synergies); the net income (or loss) attributable to discontinued operations, as determined in(3) accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the calculation date, will be excluded; if any Indebtedness the incurrence of which is accounted for on a Pro Forma(4) Basis bears a floating rate of interest, the interest expense on such Indebtedness will be calculated as if the rate in effect on the calculation date had been the applicable rate for the entire period (taking into account any hedging obligation applicable to such Indebtedness if such hedging obligation has a remaining term as at the calculation date in excess of twelve (12) months); any unrealized currency translation gains or losses in respect of Indebtedness of(5) any Person denominated in a currency other than the functional currency of such Person and any unrealized exchange gains or losses relating to translation of assets and liabilities denominated in currencies other than the Dollar shall be excluded; any unrealized currency translation or transaction gains or losses in respect of(6) Indebtedness or other obligations of the U.S. Borrower or any of its Restricted Subsidiaries owing to the U.S. Borrower or any Restricted Subsidiaries shall be excluded; and 42 [[5628733]]

for purposes of calculating LTM EBITDA, contingent revenue will not be(7) considered a non-cash gain and contingent expenses will not be considered a non-cash expense or loss pursuant to clauses (b)(vi), (b)(xvii), (c)(iv) and (c)(v) above. “Majority in Interest” means, at any time with respect to any Facility, (a) in the case of any Term Loan Facility, Lenders holding or having at such time more than 50% of the sum of the aggregate amount of unused Term Loan Commitments and the aggregate principal amount of the Term Loans under such Term Loan Facility, in each case, in effect or outstanding at such time, but disregarding in such calculations the amounts held by any Defaulting Lender, and (b) in the case of the Revolving Facility, the Required Revolving Lenders. “Material Adverse Effect” means a material adverse effect on (a) the financial condition, business, performance, operations or property of the Group Members, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their material obligations under the Loan Documents, (c) the validity or enforceability against the Loan Parties of any Loan Document or (d) the material rights and remedies of the Administrative Agent, the Lenders and the L/C Issuers under the Loan Documents. “Material Environmental Liabilities” means Environmental Liabilities in excess of $7,500,00010,000,000. “Maturity Date” means the Scheduled Revolving Credit Termination Date, the Term Loan Maturity Date, each Incremental Term Loan Maturity Date or the final scheduled maturity of any other Facility hereunder. “Moody’s” means Moody’s Investors Service, Inc. “Mortgage” means any mortgage, deed of trust or equivalent document executed or required herein to be executed by any Loan Party and granting a security interest over fee-owned real property in favor of the Administrative Agent as security for the Obligations. “Mortgage Supporting Documents” means, with respect to any Mortgage for a parcel of owned real property owned by a U.S. Loan Party, each document (including title policies or marked-up unconditional insurance binders (in each case, together with copies of all documents referred to therein), maps, ALTA/NSPS (or TLTA, if applicable) as-built surveys (in form and as to date that is sufficiently acceptable to the title insurer issuing title insurance to the Administrative Agent for such title insurer to deliver endorsements to such title insurance as reasonably requested by the Administrative Agent; provided that, in lieu of a zoning endorsement, the Administrative Agent will accept a zoning report), environmental assessments and reports in form and substance reasonably acceptable to the Administrative Agent (in the case of owned real property acquired after the Closing Date having a fair market value on the date of acquisition in excess of $7,500,00010,000,000) and evidence regarding recording and payment of fees, insurance premium and taxes) and customary legal opinions of local counsel for the relevant U.S. Loan Party that the Administrative Agent may reasonably request, to create, register, perfect, maintain, evidence the existence, substance, form or validity of or enforce a valid lien on such parcel of real property in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. “Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. 43 [[5628733]]

“Net Cash Proceeds” means (a) proceeds received in cash from any Sale of, or Property Loss Event with respect to, property (including casualty insurance (excluding (i) at all times, business interruption insurance proceeds in an aggregate amount of up to $2,000,000 and (ii) unless an Event of Default has occurred and is continuing, all business interruption insurance proceeds) and condemnation proceeds), net of (i) the reasonable out-of-pocket cash costs, fees and expenses paid or required to be paid in connection therewith (including reasonable out-of-pocket attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees), (ii) Taxes paid or reasonably estimated to be payable as a result thereof, (iii) any amount required to be applied to the repayment of Indebtedness (other than the Loans and Indebtedness owing to Holdings or any Group Member) (including any principal, premium, penalty and interest) secured by the property subject of such Sale or Property Loss Event, (iv) any amounts provided as a reserve, in accordance with GAAP, against any liabilities in respect of any indemnification obligations, purchase price adjustments or similar contingent liabilities associated with such Sale (provided that, to the extent and at any time such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (v) customary Cash escrows (until released from escrow to the U.S. Borrower or any of its Restricted Subsidiaries) from the sale price for such Sale or Property Loss Event; or (b) proceeds received in cash from any incurrence of Indebtedness, net of brokers’, advisors’ and investment banking fees and other reasonable out-of-pocket underwriting discounts, commissions and reasonable out-of-pocket cash costs, fees and expenses (including reasonable out-of-pocket attorneys’ fees, accountants’ fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees), in each case incurred in connection with such transaction; provided, however, that any such proceeds received by any Subsidiary of the U.S. Borrower that is not a Wholly Owned Subsidiary of the U.S. Borrower shall constitute “Net Cash Proceeds” only to the extent of the aggregate direct and indirect beneficial ownership interest of the U.S. Borrower therein. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender at such time. “Non-Excluded Taxes” has the meaning specified in Section 2.17(a). “Non-U.S. Lender Party” means each of the Administrative Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case, that is not a Domestic Person. “Non-U.S. Loan Party” means any U.K. Loan Party and any other Loan Party that is a Foreign Subsidiary. “Not Otherwise Applied” means amounts that were not previously applied in connection with a Restricted Payment pursuant to Section 8.5(h), prepayment of Junior Financing pursuant to Section 8.6(e) or a Permitted Investment pursuant to Section 8.3(q). “Note” means a promissory note of the applicable Borrower, in substantially the form of Exhibit B, payable to a Lender or its registered assigns in any Facility in a principal amount equal to the amount of such Lender’s Commitment under such Facility (or, in the case of the Term Loan Facility, the aggregate initial principal amount of the Term Loans). “Notice of Borrowing” has the meaning specified in Section 2.2(a). “Notice of Conversion or Continuation” has the meaning specified in Section 2.10(b). 44 [[5628733]]

“Notice of Intent to Cure” has the meaning specified in Section 5.2. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means (a) the Loan Document Obligations, (b) all Banking Services Obligations and (c) all amounts, obligations, liabilities, covenants and duties of every type and description owing by any Loan Party to any Secured Hedging Counterparty under any Secured Hedging Agreement, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money; provided that (i) Excluded Swap Obligations shall not be deemed Obligations and (ii) when the term “Obligations” is used in reference to any Non-U.S. Loan Party or any CFC Loan Party, the term “Obligations” shall be limited to Loan Document Obligations with respect to or on account of the Sterling Term Loans. “Offer” has the meaning specified in the definition of the term “Permitted Loan Retirement”. “Original Credit Agreement” means this Agreement as in effect on the Closing Date. “Other Applicable Indebtedness” has the meaning specified in Section 2.8(a). “Other Taxes” has the meaning specified in Section 2.17(c). “Parent” means, collectively, White Mountains Insurance Group, Ltd. and its controlled Affiliates. “Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in letters patent and applications therefor. “PBGC” means the United States Pension Benefit Guaranty Corporation and any successor thereto. “PSC Register” means “PSC register” within the meaning of section 790C(10) of the Companies Act 2006. “PSC Registrable Person” means a “registrable person” or “registrable relevant legal entity”. “Permit” means, with respect to any Group Member, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from any Governmental Authority that are material to, or otherwise required in any material respects by applicable law for, the operation of its business as currently conducted. “Permitted Acquisition” means any proposed Acquisition satisfying each of the following conditions: except with respect to an Acquisition in which the acquisition consideration is(a) less than $7,500,000, (i) the U.S. Borrower shall have provided the Administrative Agent with a 45 [[5628733]]

reasonably detailed description of such proposed Acquisition at least ten (10) days prior to the consummation of such proposed Acquisition (or such later date as may be agreed by the Administrative Agent) and (ii) solely to the extent that they have been prepared for such proposed Acquisition, have been made available to the U.S. Borrower on or prior to the closing of such proposed Acquisition and have been reasonably requested by the Administrative Agent no less than eight (8) days prior to the consummation of such proposed Acquisition, the Administrative Agent shall have received copies of the acquisition agreement and related material Contractual Obligations to be executed in connection therewith and other diligence documents (subject, in each case, to any confidentiality obligations imposed under the documentation governing the proposed Acquisition); the Proposed Acquisition Target is in the same line of business as the U.S.(b) Borrower and its Restricted Subsidiaries (or a business permitted by Section 8.8(a)); after giving effect to such proposed Acquisition and any Indebtedness incurred,(c) assumed or repaid in connection therewith and the use of the proceeds thereof, on a Pro Forma Basis, the U.S. Borrower’s Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period shall not exceed 6.00:1.00; [reserved];(d) the U.S. Borrower and its Restricted Subsidiaries shall comply with all(e) requirements of Section 7.10 with respect to any Restricted Subsidiary (and any assets of such Restricted Subsidiary) or assets acquired in such proposed Acquisition, to the extent applicable, within the time periods specified therein; in the case of any proposed Acquisition for which the LTM EBITDA for the(f) Proposed Acquisition Target is more than $3,000,000, the Required Lenders shall have received a quality of earnings report (to the extent such report has been prepared and is available to the U.S. Borrower on or prior to the closing of such proposed Acquisition); after giving effect to such proposed Acquisition on a Pro Forma Basis, no(g) Default or Event of Default shall have occurred and be continuing; and the aggregate amount of consideration paid for the acquisition of any Person that(h) does not become a Loan Party (including as a result of a merger or consolidation with or into a Loan Party), or for the acquisition of assets (other than Stock) by a Restricted Subsidiary that is not a Loan Party, shall not exceed, after giving Pro Forma Effect to such acquisition, the sum of (i) the greater of (x) $25,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by80% of Trailing EBITDA at such time and (ii) amounts otherwise available under Sections 8.3(q) and 8.3(jj). Notwithstanding the foregoing, each of the Leo Acquisition, the KBK Acquisition and, the Embrace Acquisition and the Kingsbridge Acquisition (in each case, as defined in the Existing Credit Agreement) and the Kingsbridge Acquisition shall be deemed to be a Permitted Acquisition. “Permitted Indebtedness” means any Indebtedness of any Group Member that is permitted by Section 8.1. “Permitted Investment” means any Investment of any Group Member that is permitted by Section 8.3. 46 [[5628733]]

“Permitted Investors” means, collectively, Parent and each other direct or indirect holder of Stock or Stock Equivalents in Holdings on the Closing Date (after giving effect to the transactions consummated on the Closing Date). “Permitted Lien” means any Lien on or with respect to the property of any Group Member that is permitted by Section 8.2. “Permitted Loan Retirement” means any transaction pursuant to which any Borrower (a) purchases all or any portion of the Term Loans under any Facility with cash of the U.S. Borrower and its Restricted Subsidiaries (other than the proceeds of any Revolving Loans), as certified by a Responsible Officer of the U.S. Borrower, pursuant to one or more offers made, on terms and conditions (including the form of notice thereof) reasonably agreed to by the U.S. Borrower and the Administrative Agent (each, an “Offer”), to the Term Loan Lenders under such Facility on a pro rata basis according to the principal amount of the Term Loans under such Facility then held by such Term Loan Lenders and (b) substantially concurrent with such purchase, forgives all Indebtedness represented by such Term Loans purchased thereby, as evidenced by a written instrument delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and made available to the Term Loan Lenders; provided, however, that (i) the applicable Borrower shall have delivered a notice of each Offer to the Administrative Agent and all Term Loan Lenders no later than 12:00 p.m. (New York City time) at least five (5) Business Days in advance of the proposed consummation date of such Offer, in form and substance reasonably acceptable to the Administrative Agent, (ii) the aggregate principal amount of the Term Loans purchased and retired pursuant to such Offer shall be no less than (A) in the case of the Term Loans denominated in Dollars, $1,000,000 and (B) in the case of Term Loans denominated in Sterling, £1,000,000 and (iii) both immediately prior to and after giving effect to such transaction, no Default or Event of Default shall have occurred or be continuing; provided, further, that any Permitted Loan Retirement may be consummated on a non-pro-rata basis. “Permitted Refinancing” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness incurred (including by means of the extension or renewal of such Original Indebtedness) to refinance, refund, extend, defease, discharge, renew or replace such Original Indebtedness (or any Permitted Refinancing in respect thereof); provided that such Indebtedness (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of such Original Indebtedness outstanding at the time of such refinancing, refunding, extension, defeasance, discharge, renewal or replacement, plus the amount of any premiums, make-whole amounts or penalties and accrued and unpaid interest paid thereon and fees (including any closing fees and original issue discount) and expenses, in each case, associated with such refinancing, refunding, extension, defeasance, discharge, renewal or replacement, (b) other than in the case of Original Indebtedness outstanding in reliance on Section 8.1(c), has a Weighted Average Life to Maturity no shorter, and final maturity no earlier, than that of such Original Indebtedness, in each case, measured as of the date of such refinancing, refunding, extension, defeasance, discharge, renewal or replacement; provided that this clause (b) shall not apply to customary bridge loans with a maturity date of not longer than one year; provided, however, that any loans, notes, securities or other Indebtedness which are exchanged for or otherwise replace such bridge loans shall be subject to the requirements of this clause (b), (c) is not secured by Liens on any assets other than the assets that secured (or, in the case of after-acquired assets, would be required to secure pursuant to the terms thereof) such Original Indebtedness or have any guarantors that did not guaranty (or, in the case of after-acquired Subsidiaries, would be required to guaranty pursuant to the terms thereof) such Original Indebtedness, and (d) is otherwise on terms (but excluding terms relating to interest rate margins, fees, discounts, rate floors and optional prepayment, redemption or subordination) (i) no less favorable to the Group Members, taken as a whole, than those of such Original Indebtedness or (ii) reflect market terms and conditions (taken as a whole) at the time of incurrence thereof (as 47 [[5628733]]

determined by the U.S. Borrower in its reasonable discretion); provided that, notwithstanding the foregoing, the terms of such Indebtedness may be modified as part of such Permitted Refinancing if such modification would have been permitted pursuant to Section 8.11 (to the extent applicable). “Permitted Reinvestment” means, with respect to the Net Cash Proceeds of any Sale or Property Loss Event, the acquisition, repair, replacement, improvement or construction of, to the extent otherwise permitted hereunder, property or other assets useful in the business of the U.S. Borrower or any of its Subsidiaries (including through any Acquisition or other Investment permitted by this Agreement, Capital Expenditure or the acquisition of any new programs) or, if such Property Loss Event involves loss or damage to property, to repair such loss or damage. “Permitted Seller Debt” means unsecured Indebtedness (other than “earn-outs” and similar deferred consideration) of the U.S. Borrower or any of its Restricted Subsidiaries incurred in connection with, or as part of the consideration payable in respect of, any Permitted Acquisition or other Acquisition permitted hereunder. “Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or Governmental Authority. “Pro Forma Basis” and “Pro Forma Effect” means, with respect to any determination for any period and any Pro Forma Transaction, that such determination shall be made by giving pro forma effect to such Pro Forma Transaction in the manner contemplated by Section 1.3(b) and the definition of LTM EBITDA. “Pro Forma Transaction” means (a) (i) any Permitted Acquisition or any other Acquisition that is permitted hereunder, or any other Permitted Investment that results in a Person becoming a Subsidiary, (ii) any sale, transfer or other disposition of all or substantially all of the assets or Stock of any Restricted Subsidiary or of any business unit, division, brand, program or product line or line of business of the U.S. Borrower and its Restricted Subsidiaries, (iii) the designation of any Subsidiary as a Restricted Subsidiary or as an Unrestricted Subsidiary and (iv) any other transaction where the consummation thereof, or the determination of whether such transaction is permitted to be consummated under this Agreement, requires that a financial ratio or test be calculated on a Pro Forma Basis or after giving Pro Forma Effect to such transaction, in each case, together with each other transaction relating or incidental thereto and consummated in connection therewith and including the incurrence, assumption or repayment of Indebtedness in connection therewith, and (b) to the extent required to be determined on a Pro Forma Basis other than by Section 1.3(b), any incurrence or repayment of Indebtedness. “Proceeding” means any action, litigation, suits, arbitration, claim, demand, mediation, investigation, audit, charge, inquiry or similar proceeding. “Projections” means any document delivered pursuant to Section 6.1(e). “Property Loss Event” means, with respect to any property, any loss of or damage to such property or any taking of such property or condemnation thereof. “Proposed Acquisition Target” means any Person that is, or the assets of which (or the assets of a business unit, division, brand, program or product line or line of business of which) is, the subject of any proposed Acquisition. 48 [[5628733]]

“Pro Rata Outstandings”, of any Lender at any time, means (a) in the case of any Term Loan Facility, the outstanding principal amount of the Term Loans under such Term Loan Facility owing to such Lender and (b) in the case of the Revolving Credit Facility, the sum of (i) the outstanding principal amount of the Revolving Loans owing to such Lender, (ii) the amount of the funded and unfunded risk participations of such Lender in the outstanding Swingline Loans and (iii) the amount of the participation of such Lender in the L/C Obligations outstanding with respect to all Letters of Credit. “Pro Rata Share” means, with respect to any Lender and any Facility or Facilities at any time, the percentage obtained by dividing (a) in the sumcase of the Delayed-Draw Dollar Term Loan Facility, (i) where the term Pro Rata Share is used in relation to the Delayed-Draw Dollar Term Loan Commitments (or, if the Commitments under any such Facility are terminated, the Pro Rata Outstandings thereunder)funding thereunder, the percentage obtained by dividing (x) the Delayed-Draw Dollar Term Loan Commitment of such Lender then in effect under such Facility or Facilities byby (y) the aggregate amount of the Delayed-Draw Dollar Term Loan Commitments then in effect, (ii) where the term Pro Rata Share is used in relation to the Delayed-Draw Dollar Term Loans (including in reference to any prepayment, repayment, conversion or continuation thereof), the percentage obtained by dividing (x) the Pro Rata Outstandings under the Delayed-Draw Term Loan Facility of such Lender then in effect by (y) the Pro Rata Outstandings under the Delayed-Draw Term Loan Facility of all Lenders then in effect, and (b) in the sumcase of the Commitments (or,any other Facility or where used in reference to all the Facilities, the percentage obtained by dividing (i) the sum of the Commitments and the Pro Rata Outstandings of such Lender then in effect under such Facility or Facilities, provided that in the case of the Revolving Credit Facility, the Pro Rata Outstandings shall only be included if the Revolving Credit Commitments under any such Facility areshall have terminated, by (ii) the sum of the Commitments and the Pro Rata Outstandings thereunder) of all Lenders then in effect under such Facility or Facilities, provided that in the case of the Revolving Credit Facility, the Pro Rata Outstandings shall only be included if the Revolving Credit Commitments shall have terminated; provided, howeverfurther, that, if there are no Commitments and no Pro Rata Outstandings in any of such Facilities, such Lender’s Pro Rata Share in such Facilities shall be determined based on the Pro Rata Share in such Facilities most recently in effect, after giving effect to any subsequent assignment and any subsequent non-pro rata payments of any Lender pursuant to Section 2.18. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to such term in Section 11.25(a). “Qualified Capital Stock” means Stock that is not Disqualified Stock. “Qualifying IPO” means (a) the issuance by Holdings or any direct or indirect parent thereof (other than the Parent) of its common Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended (whether alone or in connection with a secondary public offering), or (b) the acquisition of Holdings, the Borrower or any direct or indirect parent thereof by, or merger, combination or consolidation of Holdings, the Borrower or any direct or indirect parent thereof with, any publicly traded acquisition company or targeted acquisition company or entity similar to the foregoing that results in the common Stock of Holdings, the Borrower or such direct or indirect parent thereof (or any successor to the foregoing by merger, combination or consolidation) being traded on, or Holdings, the Borrower or any direct or indirect parent thereof 49 [[5628733]]

being wholly-owned by another entity whose Equity Interests are traded on, a national securities exchange. “Qualifying U.K. Lender” means a Lender that is beneficially entitled to interest payable to such Lender in respect of a Loan and is (a) a Lender which is a bank (as defined for the purpose of section 879 of the ITA) making a Loan and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of such Loan or would be within such charge as respects such payments apart from section 18A of the CTA, (b) a Lender in respect of a Loan made by a Person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that such Loan was made and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of such Loan, (c) a Lender that is (i) a company resident in the United Kingdom for United Kingdom tax purposes, (ii) a partnership each member of which is either (A) a company so resident in the United Kingdom or (B) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that Loan that falls to it by reason of Part 17 of the CTA, or (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of such Loan in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company, or (d) a U.K. Treaty Lender. “Quarterly Compliance Date” means, with respect to any event, (a) if such event occurs during the first three Fiscal Quarters of any Fiscal Year, the later of (i) the date on which the consolidated financial statements of the U.S. Borrower are required to be delivered pursuant to Section 6.1(b) for the Fiscal Quarter in which such event occurs and (ii) sixty (60) days after the date on which such event occurs or (b) if such event occurs during the fourth Fiscal Quarter of any Fiscal Year, the date that is sixty (60) days after the end of such Fiscal Quarter (or, in the case of each of clauses (a) and (b), such later date as the Administrative Agent may reasonably agree to). “Quotation Day” means (a) , with respect to Dollars for any Interest Period, two Business Days prior to the first day of such Interest Period and (b) with respect to Sterling for any Interest Period, the first day of such Interest Period, in each case unless market practice differs in the London interbank market for such currency, in which case the Quotation Day for such currency shall be determined by the Administrative Agent in accordance with market practice in the London interbank market (and if quotations would normally be given by leading banks in the London interbank market on more than one day, the Quotation Day shall be the last of those days). “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any L/C Issuer. “Reference Time” with respect to any setting of the then current Benchmark means (a) if such Benchmark is Eurocurrency Rate, 11:00 a.m, London time, on the day that is two London banking days preceding the date of such setting, and (b) if such Benchmark is not Eurocurrency Rate, the time determined by the Administrative Agent in its reasonable discretion. “Refinanced Loans” has the meaning specified in Section 11.1(d). “Register” has the meaning specified in Section 2.14(b). “Reinvestment Prepayment Amount” means, with respect to any Net Cash Proceeds on the Reinvestment Prepayment Date therefor, (a) the amount of such Net Cash Proceeds less (b) any amount paid or required to be paid by any Group Member to make Permitted Reinvestments with such 50 [[5628733]]

Net Cash Proceeds pursuant to a Contractual Obligation entered into prior to such Reinvestment Prepayment Date with any Person that is not an Affiliate of any Borrower. “Reinvestment Prepayment Date” means, with respect to any portion of any Net Cash Proceeds of any Sale or Property Loss Event, the earliest of (a) the 365th day after the completion of the portion of such Sale or Property Loss Event corresponding to such Net Cash Proceeds, or, to the extent the U.S. Borrower or any Subsidiary shall have entered into a binding commitment to make Permitted Reinvestments with such Net Cash Proceeds within such 365-day period, the 180th day following the entering into of such commitment and (b) the date that is 5 Business Days after the date on which the U.S. Borrower shall have notified the Administrative Agent of the applicable Borrower’s determination not to make Permitted Reinvestments with such Net Cash Proceeds. “Related Person” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article 3) and other consultants and agents of or to such Person or any of its Affiliates, together with, if such Person is the Administrative Agent, each other Person or individual designated, nominated or otherwise mandated by or helping the Administrative Agent pursuant to and in accordance with Section 10.4 or any comparable provision of any Loan Document. “Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto and (b) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto. “Relevant Rate” means (a) with respect to any Loan denominated in Dollars, the Eurocurrency Base Rate and (b) with respect to any Loan denominated in Sterling, the Daily Simple SONIA. “Remedial Action” means all actions, to the extent required under Environmental Law, to (a) clean up, remove, treat or in any other way address any Hazardous Material in the indoor or outdoor environment, (b) prevent or minimize any Release so that a Hazardous Material does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care with respect to any Hazardous Material. “Renewal Rights Agreement” means the Renewal Rights, Assignment and Amendment Agreement dated as of September 1, 2016 and amended as of March 31, 2018, among the U.S. Borrower, Care Providers Insurance Services, LLC, American Collectors Insurance, LLC, AIG, and National Union Fire Insurance Company of Pittsburgh, PA. “Replacement Loans” has the meaning specified in Section 11.1(d). 51 [[5628733]]

“Required Lenders” means, at any time, Lenders having or holding at such time more than 50% of the sum of (a) the aggregate amount of unused Revolving Credit Commitments, the aggregate principal amount of the Revolving Loans, the aggregate amount of the funded and unfunded risk participations in the Swingline Loans and the aggregate amount of the participations in the L/C Obligations and (b) the aggregate amount of unused Term Loan Commitments and the aggregate principal amount of the Term Loans, in each case, in effect or outstanding at such time, but disregarding in such calculations the amounts held by any Defaulting Lender. “Required Revolving Lenders” means, at any time, Lenders having at such time more than 50% of the sum of the aggregate amount of unused Revolving Credit Commitments, the aggregate principal amount of the Revolving Loans, the aggregate amount of the funded and unfunded risk participations in the Swingline Loans and the aggregate amount of the participations in the L/C Obligations, in each case, in effect or outstanding at such time, but disregarding in such calculations the amounts held by any Defaulting Lender. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Responsible Officer” means, with respect to any Person, any of the president, chief executive officer, treasurer, assistant treasurer, controller, managing member or general partner of such Person but, in any event, with respect to financial matters, any such officer that is responsible for preparing the consolidated financial statements of the U.S. Borrower and, with respect to documents delivered on the FourthFifth Amendment Effective Date and documents delivered pursuant to Section 7.10, the secretary or assistant secretary of such Person or any other officer responsible for maintaining the corporate and similar records of such Person. “Restricted Debt Payments” has the meaning specified in Section 8.6. “Restricted Payment” means (a) any dividend, return of capital or distribution, whether direct or indirect and whether in cash, Securities or other property, in each case, on account of any Stock or Stock Equivalent of Holdings, the U.S. Borrower or any of its Restricted Subsidiaries, in each case now or hereafter outstanding, and (b) any redemption, retirement, termination, defeasance, cancellation, purchase or other acquisition for value, whether direct or indirect, of any Stock or Stock Equivalent of Holdings, the U.S. Borrower or any of its Restricted Subsidiaries, now or hereafter outstanding, and any payment or other transfer setting aside funds for any such redemption, retirement, termination, cancellation, purchase or other acquisition, whether directly or indirectly and whether to a sinking fund, a similar fund or otherwise; provided that any Investment permitted under Section 8.3 shall be deemed not to be a Restricted Payment. “Restricted Subsidiary” means any Subsidiary of the U.S. Borrower other than an Unrestricted Subsidiary. 52 [[5628733]]

"Revolving Commitment Fee Rate" means (a) with respect to the Revolving Credit Commitments, the rate per annum as set forth in the table below based upon the Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period and (b) with respect to revolving credit commitments under any other Facility, the rate per annum specified in the Incremental Amendment or the Extension/Modification Amendment, as the case may be, establishing revolving credit commitments under such Facility.

Pricing Level	Consolidated Total Leverage Ratio	Revolving Commitment Fee Rate
I	> 3.50:1.00	0.50%
II	≤ 3.50:1.00	0.375%

Each change in the Revolving Commitment Fee Rate arising from a change in the Consolidated Total Leverage Ratio shall be effective from and after the third Business Day after the date on which the Administrative Agent shall have received the consolidated financial statements pursuant to Section 6.1(b) or 6.1(c) and the related Compliance Certificate pursuant to Section 6.1(d). Within one Business Day of receipt of the applicable consolidated financial statements and related Compliance Certificate pursuant to Section 6.1(b), 6.1(c) or 6.1(d), as applicable, the Administrative Agent shall give the U.S. Borrower and each Revolving Credit Lender facsimile or telephonic notice (confirmed in writing) of the Revolving Commitment Fee Rate in effect from such date.

If the U.S. Borrower has not delivered to the Administrative Agent the applicable consolidated financial statements as and when required pursuant to Section 6.1(b) or 6.1(c) or the Compliance Certificate as and when required pursuant to Section 6.1(d), the Revolving Commitment Fee Rate shall be determined based on the rates set forth in Pricing Level I until such consolidated financial statements or such Compliance Certificate is delivered. In the event that any consolidated financial statement or Compliance Certificate delivered pursuant to Section 6.1(b), 6.1(c) or 6.1(d) is determined to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Revolving Commitment Fee Rate for any period (an "Applicable Period") than the Revolving Commitment Fee Rate applied for such Applicable Period, then, if such determination of inaccuracy occurs prior to the repayment in full of the Loans and termination of the Commitments, (x) the U.S. Borrower shall as promptly as reasonably practicable following such determination deliver to the Administrative Agent correct consolidated financial statements and the related Compliance Certificate required by Section 6.1(b), 6.1(c) or 6.1(d), as applicable, for such Applicable Period, (y) the Revolving Commitment Fee Rate for such Applicable Period shall be determined as if the Consolidated Total Leverage Ratio were determined based on the amounts set forth in such correct consolidated financial statements and such Compliance Certificate and (z) the U.S. Borrower shall promptly (and in any event within ten (10) Business Days) following delivery of such corrected consolidated financial statements and such Compliance Certificate pay to the Administrative Agent the accrued additional fees owing as a result of such increased Revolving Commitment Fee Rate for such Applicable Period.

"Revolving Credit Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Swingline Loans and Letters of Credit, as such commitment is set forth opposite such Lender's name on Schedule I hereto under the caption "Revolving Credit Commitment" or in the Incremental Amendment pursuant to which such Lender became a party hereto, and as such commitment may be (a) reduced from time to time pursuant to Section 2.5 or increased from time to time pursuant to Section 2.19 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.2. The aggregate amount of the Revolving Credit Commitments on the ~~Fourth~~**Fifth** Amendment Effective Date is $~~15,000,000~~**40,000,000**.

53

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“Revolving Credit Facility” means the Revolving Credit Commitments and the provisions set forth herein related to the Revolving Loans, the Swingline Loans and the Letters of Credit. “Revolving Credit Lender” means each Lender that has a Revolving Credit Commitment, holds a Revolving Loan or participates in any Swingline Loan or Letter of Credit. “Revolving Credit Outstandings” means, at any time, the sum of, in each case to the extent outstanding at such time, (a) the aggregate principal amount of the Revolving Loans and the Swingline Loans and (b) the L/C Obligations for all Letters of Credit. “Revolving Credit Termination Date” means the earliest of (a) the Scheduled Revolving Credit Termination Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.5 or 9.2 and (c) the date on which the Loan Document Obligations become due and payable pursuant to Section 9.2. “Revolving Loan” has the meaning specified in Section 2.1(a). “S&P” means Standard & Poor’s Rating Services. “Sale and Leaseback Transaction” means, with respect to any Person (the “obligor”), any Contractual Obligation or other arrangement with any other Person (the “counterparty”) consisting of a lease by such obligor of any property that, directly or indirectly, has been or is to be Sold by the obligor to such counterparty or to any other Person to whom funds have been advanced by such counterparty based on a Lien on, or an assignment of, such property or any obligations of such obligor under such lease. “Scheduled Revolving Credit Termination Date” means November 11, 2025. “Screen Rate” has the meaning specified in the definition of “Eurocurrency Base Rate”. “Secured Hedging Agreement” means any Hedging Agreement that (a) has been entered into by a Loan Party with any Person, (b) in the case of a Hedging Agreement not entered into with or provided or arranged by the Administrative Agent or an Affiliate of the Administrative Agent, is expressly identified as being a “Secured Hedging Agreement” hereunder in a joint notice from such Loan Party and such Person delivered to the Administrative Agent reasonably promptly after the execution of such Hedging Agreement and (c) meets the requirements of Section 8.1(f). “Secured Hedging Counterparty” means each counterparty to a Secured Hedging Agreement, provided that any counterparty to a Hedging Agreement that has been designated to the Administrative Agent in writing by the U.S. Borrower as being a Secured Hedging Agreement for the purposes of the Loan Documents shall be deemed (a) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (b) to agree to be bound by the provisions of Article 10, Section 11.3, Section 11.13, Section 11.14 and Section 11.15 and any Acceptable Intercreditor Agreement as if it were a Lender. “Secured Parties” means the Lenders, the L/C Issuers, the Administrative Agent, any Secured Hedging Counterparty, each provider of Banking Services to any Group Member the obligations under which constitute Banking Services Obligations, each other Indemnitee and any other holder of any Obligation of any Loan Party. “Security” means all Stock, Stock Equivalents, voting trust certificates, bonds, debentures, instruments and other evidence of Indebtedness, whether or not secured, convertible or 54 [[5628733]]

subordinated, all certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, options and other rights to acquire, any Security. “Sell” means, with respect to any property, to sell, convey, transfer, assign, license (as licensor), lease (as lessor) or otherwise dispose of any interest therein, including, in each case, through a Sale and Leaseback Transaction or through a factoring, with or without recourse, of any notes or accounts receivable. Conjugated forms thereof and the noun “Sale” have correlative meanings. “Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 8.8(a). “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR-Based Rate” means SOFR or Term SOFR. “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) other than in the case of any U.K. Loan Party, such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SONIA Loan” means any Term Loan that bears interest based on Daily Simple SONIA. “Specified Equity Contribution” has the meaning specified in Section 5.2. “SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to the Administrative Agent. 55 [[5628733]]

“Sterling” or “₤” means the lawful currency of the United Kingdom. “Sterling Overnight Rate” means, for any day, (a) the offered rate per annum for overnight deposits in Sterling in the London interbank market equal to the ICE LIBOR Rate, as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on such day or (b) if the rate referred to in clause (a) is not available for Sterling, a rate per annum at which overnight deposits in Sterling would be offered on such day in the London interbank market, as such rate is determined by the Administrative Agent by such means as the Administrative Agent shall determine to be reasonable. Notwithstanding the foregoing, in no event shall the Sterling Overnight Rate be less than 1.25% per annum. “Sterling Term Loan Commitment” has the meaning assigned to the term “Sterling Term Loan Commitment” in the Fourth Amendment. “Sterling Term Loan Facility” means the Sterling Term Loans and the provisions set forth herein relating to the Sterling Term Loans. “Sterling Term Loan Lender” means each Lender that has a Sterling Term Loan Commitment or holds a Sterling Term Loan. “Sterling Term Loans” has the meaning assigned to the term “Sterling Term Loans” in the Fourth Amendment. “Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, limited liability company interests or units, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting. “Stock Equivalents” means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable. “Subordinated Debt” means any Indebtedness that is subordinated to the Obligations as to right and time of payment and as to other rights and remedies thereunder. “Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person. “Subsidiary Guarantor” means each Restricted Subsidiary of the U.S. Borrower that is a party to the Guaranty Agreement on the Fourth Amendment Effective Date or becomes a party thereto after the Fourth Amendment Effective Date. “Supported QFC” has the meaning assigned to such term in Section 11.25(a). “Swap Termination Value” means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging 56 [[5628733]]

Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender or any Affiliate of a Lender). “Substitute Lender” has the meaning specified in Section 2.18(a). “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “SWDA” means the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.). “Swingline Commitment” means $1,500,000. “Swingline Lender” means Lake Forest Bank or, if Lake Forest Bank ceases to be a Revolving Credit Lender hereunder, any Lender (or Affiliate or Approved Fund of any Lender) that agrees, with the consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned) and the U.S. Borrower, to act as the Swingline Lender hereunder, in each case, in its capacity as the lender of Swingline Loans hereunder. “Swingline Loan” has the meaning specified in Section 2.3(a). “Swingline Request” has the meaning specified in Section 2.3(b). “Tax Affiliate” means Holdings, the U.S. Borrower and its Subsidiaries. “Tax Returns” has the meaning specified in Section 4.8. “Taxes” has the meaning specified in Section 2.17(a). “Term Loan Commitment” means, with respect to each Term Loan Lender, its Sterling Term Loan Commitment, Delayed-Draw Dollar Term Loan Commitment or Incremental Term Loan Commitment. “Term Loan Facility” means the Dollar Term Loan Facility, the Sterling Term Loan Facility, the Delayed-Draw Dollar Term Loan Facility, any Incremental Term Loan Facility and any Extended/Modified Facility in respect of Extended/Modified Term Loans. “Term Loan Lender” means each Lender that has a Term Loan Commitment or that holds a Term Loan. “Term Loan Maturity Date” means May 11, 2026. “Term Loans” means the Dollar Term Loans, the Sterling Term Loans, the Delayed-Draw Dollar Term Loans, the Incremental Term Loans and the Extended/Modified Term Loans. 57 [[5628733]]

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Date” means the date on which (a) all Commitments have expired or terminated, (b) the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent indemnification and yield protection obligations for which no claim or demand has been made) have been paid in full in cash and (c) all Letters of Credit have expired or have been terminated (or have been collateralized or back-stopped by a letter of credit or otherwise, or deemed issued under another agreement, in each case, in a manner reasonably satisfactory to the applicable L/C Issuers) and all drawings under any Letter of Credit have been reimbursed. “Term Loans” means the Dollar Term Loans, the Sterling Term Loans, the Incremental Term Loans and the Extended/Modified Term Loans. “Test Period” means, as of any date, the period of four consecutive Fiscal Quarters then most recently ended for which consolidated financial statements of the U.S. Borrower have been delivered (or are required to have been delivered) under Section 6.1(b) or 6.1(c), as applicable. “Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in trade secrets. “Trailing EBITDA” means, as of any date of determination, LTM EBITDA of the U.S. Borrower and its Restricted Subsidiaries for the Test Period most recently ended prior to such date. “Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby. “Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the borrowing of the Loans and the obtainment of the Letters of Credit and (b) the payment of the fees and expenses incurred in connection with any of the foregoing. “Transfer” has the meaning specified in Section 11.2(b). “Type”, when used in reference to any Loan, refers to whether the rate of interest on such Loan is determined by reference to the Base Rate or, the Eurocurrency Rate or the Daily Simple SONIA. 58 [[5628733]]

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York. “U.K.” means the United Kingdom. “U.K. Borrower” has the meaning specified in the preamble hereto. “U.K. Debenture” means the Debenture dated as of April 7, 2020, among the U.K. Borrower, the other U.K. Loan Parties and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms. “U.K. Loan Party” means the U.K. Borrower and any other Loan Party that is a U.K. Subsidiary. “U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “U.K. Security Documents” means the U.K. Debenture and the U.K. Share Pledge. “U.K. Share Pledge” means the Share Pledge dated as of April 7, 2020, between the U.S. Borrower and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “U.K. Subsidiary” means any Restricted Subsidiary of the U.S. Borrower that is incorporated in England and Wales. “U.K. Tax Confirmation” means a written confirmation by a Lender that the Person beneficially entitled to interest payable to such Lender in respect of a Loan is (a) a company resident in the United Kingdom for United Kingdom tax purposes, (b) a partnership each member of which is either a company so resident in the United Kingdom or a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of such Loan that falls to it by reason of Part 17 of the CTA, or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of such Loan in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company. “U.K. Treaty” means a double taxation agreement with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest. “U.K. Treaty Lender” means a Lender that (a) is treated as a resident of a U.K. Treaty State for the purposes of the relevant U.K. Treaty, (b) does not carry on a business in the United Kingdom through a permanent establishment with which such Lender’s participation in the applicable 59 [[5628733]]

Loan is effectively connected and (c) meets all requirements in the relevant U.K. Treaty for full exemption from tax imposed by the United Kingdom on interest assuming the completion of any procedural process. “U.K. Treaty State” means a jurisdiction having a U.K. Treaty. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the relevant Benchmark Replacement Adjustment. “United States” means the United States of America. “Unrestricted Cash” means, as to any Person as of any date of determination, the aggregate amount of cash and Cash Equivalents of such Person and its Restricted Subsidiaries on a Consolidated basis as of such date. For the avoidance of doubt, the amount of commissions held in trust accounts by such Person and its Restricted Subsidiaries in excess of the amount thereof required to be held in trust shall be deemed to be Unrestricted Cash. “Unrestricted Subsidiary” means any Subsidiary of the U.S. Borrower designated by the U.S. Borrower as an Unrestricted Subsidiary pursuant to Section 7.14 subsequent to the date hereof, in each case, until such Person ceases to be an Unrestricted Subsidiary in accordance with Section 7.14 or ceases to be a Subsidiary of the U.S. Borrower. “U.S. Borrower” has the meaning specified in the preamble hereto. “U.S. Lender Party” means each of the Administrative Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case, that is a Domestic Person. “U.S. Loan Party” means Holdings, the U.S. Borrower and each Subsidiary Guarantor that is a Domestic Subsidiary. “U.S. Security Agreement” means the U.S. Security Agreement dated as of April 7, 2020, among Holdings, the U.S. Borrower, the other U.S. Loan Parties and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 11.25(a). “Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the occurrence of any contingency). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment (with the amount of any such required scheduled payment prior to the final maturity thereof to be determined disregarding the effect thereon of any prepayment made in respect of such Indebtedness) by (b) the then outstanding principal amount of such Indebtedness; provided that for 60 [[5628733]]

purposes of determining the Weighted Average Life to Maturity of any Indebtedness, the effects of any prepayments made on such Indebtedness prior to the date of determination shall be disregarded. “Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person, all of the Stock of which (other than nominal holdings and director’s qualifying shares) is owned by such Person, either directly or through one or more Wholly Owned Subsidiaries of such Person. “Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA. “Working Capital” means, for any Person at any date, its Consolidated Current Assets at such date minus its Consolidated Current Liabilities at such date. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, transfer or dilute shares issued by any U.K. Financial Institution, to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. UCC Terms. The following terms have the meanings given to them inSECTION 1.2 the applicable UCC: “commodity account”, “commodity contract”, “commodity intermediary”, “deposit account”, “entitlement holder”, “entitlement order”, “equipment”, “financial asset”, “general intangible”, “goods”, “instruments”, “inventory”, “securities account”, “securities intermediary” and “security entitlement”. Accounting Terms and Principles. (a) GAAP. All terms ofSECTION 1.3 accounting nature herein shall be construed, and accounting determinations required to be made pursuant hereto shall be made, in each case, unless expressly otherwise provided herein, in accordance with GAAP as in effect from time to time; provided that if the U.S. Borrower notifies the Administrative Agent that the U.S. Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Fourth Amendment Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the U.S. Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided further that if such an amendment is requested by the U.S. Borrower or the Required Lenders, then the U.S. Borrower, the Administrative Agent and the Lenders shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof. Notwithstanding any other provision contained herein, all terms of an accounting nature herein shall be construed, and all accounting computations required to be made pursuant hereto shall be made (i) unless otherwise elected by the U.S. Borrower by written notice to the Administrative Agent, without giving effect to any change as a result of the adoption of the provisions set 61 [[5628733]]

forth in the Accounting Standards Update 2016-02, Leases (Topic 842) (or any other amendments to the Accounting Standards Codifications issued by the Financial Accounting Standards Board in connection therewith), in each case if such change would require the recognition of right-of-use assets and lease liabilities for leases or similar agreements that would not be classified as Capital Leases under GAAP as in effect prior to January 1, 2019, (ii) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the U.S. Borrower or any Subsidiary at “fair value,” as defined therein, and (iii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Pro Forma Basis. Notwithstanding anything to the contrary contained herein, for(b) purposes of determining compliance with any test or covenant contained in this Agreement (including Section 5.1), the Consolidated First Lien Leverage Ratio, the Consolidated Secured Leverage Ratio, the Total Net Leverage Ratio, the Trailing EBITDA and any other financial ratio or test shall be calculated giving Pro Forma Effect to each Pro Forma Transaction occurring during the applicable period of four consecutive Fiscal Quarters to which such calculation relates or after the end of such period of four consecutive Fiscal Quarters but not later than the date of such calculation (notwithstanding that such ratio or test may be said to be determined as of the last day of a Test Period), all as determined in good faith by the U.S. Borrower based on assumptions that the U.S. Borrower believes at the time are reasonable based on the information available to the U.S. Borrower at the time of such calculation; provided that, notwithstanding the foregoing, when calculating any leverage ratio for purposes of (i) determining the Applicable Margin, the Revolving Commitment Fee Rate or the applicable percentage set forth in Section 2.8(a) and (ii) determining actual compliance (and not compliance after giving Pro Forma Effect or on a Pro Forma Basis) with Section 5.1, any Pro Forma Transactions that occurred subsequent to the end of the applicable period of four consecutive Fiscal Quarters shall not be given Pro Forma Effect. Limited Condition Acquisitions. Notwithstanding anything in this Agreement or(c) any Loan Document to the contrary, when (i) calculating any applicable ratio in connection with incurrence of Indebtedness, the creation of Liens, the making of any Sale, the making of an Investment, the making of a Restricted Payment or the repayment of Indebtedness, (ii) determining compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred (other than an Event of Default under Section 9.1(a) or 9.1(d)), is continuing or would result therefrom, (iii) determining compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth herein or (iv) the satisfaction of all other conditions precedent to the incurrence with of Indebtedness, the creation of Liens, the making of any Sale, the making of an Investment, the designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, the making of a Restricted Payment or the repayment of Indebtedness, in each case in connection with a Limited Condition Acquisition, the date of determination of such ratio, determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or satisfaction of any other condition shall, at the option of the U.S. Borrower (the U.S. Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the related transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) such 62 [[5628733]]

ratios and other provisions are calculated as if such Limited Condition Acquisition or other transactions had occurred at the beginning of the most recent period of four consecutive Fiscal Quarters ending prior to the LCA Test Date for which financial statements are available, the U.S. Borrower or its Restricted Subsidiaries could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless an Event of Default under Section 9.1(a) or 9.1(d) shall be continuing on the date such Limited Condition Acquisition is consummated. For the avoidance of doubt, (i) if any of such ratios or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in LTM EBITDA) or other provisions at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition and the related transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) are permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Acquisition or the related transactions to be entered into in connection therewith, unless on such date an Event of Default under Section 9.1(a) or 9.1(d) shall have occurred and be continuing. Notwithstanding anything herein to the contrary, in the event that the U.S. Borrower makes an LCA Election as described above, following such election and until the earlier of the date on which such Limited Condition Acquisition is consummated or the definitive agreement for such Limited Condition Acquisition is terminated, subject to the proviso below, all subsequent calculations of any ratios under this Agreement in connection with incurrence of Indebtedness, the creation of Liens, the making of any Sale, the making of an Investment, the designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, the making of a Restricted Payment or the repayment of Indebtedness (and for the avoidance of doubt, excluding with respect to the calculation of the covenant in Section 5.1) shall be (x) calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and the related transactions to be entered in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (y) calculated assuming such Limited Condition Acquisition and the transactions to be entered in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated (and for the avoidance of doubt, must satisfy both clauses (x) and (y)). Payments. The Administrative Agent may set up standards andSECTION 1.4 procedures to determine or redetermine the equivalent in Dollars of any amount expressed in any currency other than Dollars and otherwise may, but shall not be obligated to, rely on any determination made by any Loan Party or any L/C Issuer. Any such determination or redetermination by the Administrative Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or redetermination by any Secured Party or Loan Party and no other currency conversion shall change or release any obligation of any Loan Party or of any Secured Party (other than the Administrative Agent and its Related Persons) under any Loan Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted. The Administrative Agent may round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds. Interpretation. (a) Certain Terms. The terms “herein”, “hereof” andSECTION 1.5 similar terms refer to this Agreement as a whole. In the computation of periods of time from a specified date to a later specified date in any Loan Document, the terms “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” In any other case, the term “including” when used in any Loan Document means “including without limitation.” The term “documents” means all writings, however evidenced and whether in 63 [[5628733]]

physical or electronic form, including all documents, instruments, agreements, notices, demands, certificates, forms, financial statements, opinions and reports. The term “incur” means incur, create, make, issue, assume or otherwise become directly or indirectly liable in respect of or responsible for, in each case whether directly or indirectly, and the terms “incurrence” and “incurred” and similar derivatives shall have correlative meanings. The terms “property” and “assets” shall be deemed to have the same meaning, and shall be interpreted to include cash, Securities, rights under Contractual Obligations and Permits and any right or interest in any property or asset. The terms “merge” and “consolidate” when used in the context of a corporate transaction shall be deemed to include the term “amalgamate”. Certain References. Unless otherwise expressly indicated, references (i) in this(b) Agreement to an Exhibit, Schedule, Article, Section or clause refer to the appropriate Exhibit or Schedule to, or Article, Section or clause in, this Agreement and (ii) in any Loan Document, to (A) any agreement shall include all exhibits, schedules, appendixes and annexes to such agreement and, unless the prior consent required therefor under this Agreement is not obtained, any modification, amendment or restatement to any term of such agreement and (B) any statute shall be to such statute as modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative. Titles of articles, sections, clauses, exhibits, schedules and annexes contained in any Loan Document are without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. Unless otherwise expressly indicated, the meaning of any term defined (including by reference) in any Loan Document shall be equally applicable to both the singular and plural forms of such term. Laws. References to any statute or regulation may be made by using either the(c) common or public name thereof or a specific citation reference and are to be construed as including all statutory and regulatory provisions relating thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation. Certain Calculations and Tests.(d) For purposes of determining the permissibility of any action, change,(i) transaction or event that requires a calculation of any financial ratio or test, such financial ratio or test shall be calculated (subject to Section 1.3 above) at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after such calculation. Notwithstanding anything to the contrary herein, with respect to any(ii) amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio (any such amount, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that any Fixed Amount (even if part of the same transaction or, in the case of Indebtedness the same tranche, as any Incurrence-Based Amount) shall be disregarded in the calculation of the financial ratio applicable to the relevant Incurrence-Based Amount, but giving full pro forma effect to any increase in the amount of LTM EBITDA or Trailing EBITDA or consolidated total assets of the U.S. Borrower (or any component thereof) resulting from the applicable transaction consummated in reliance on (or, in the case of Indebtedness, with the use of proceeds of) such Fixed Amount. In connection with any Fixed Amount that is measured on the basis of Trailing 64 [[5628733]]

EBITDA, the applicable Trailing EBITDA shall be determined giving pro forma effect to any increase in the amount thereof resulting from the applicable transaction consummated in reliance on (or, in the case of Indebtedness, with the use of proceeds of) such Fixed Amount.

(iii) It is understood and agreed that any Indebtedness, Lien, Investment, Sale, Restricted Payment, Restricted Debt Payment, Affiliate transaction or Contractual Obligation need not be permitted solely by reference to one clause or subclause of Section 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.8 or 8.10, respectively, but may instead be permitted in part under any combination of clauses or subclauses of such Section.

SECTION 1.6 Currency Equivalents Generally.

(a) Any amount specified in this Agreement (other than in Article 2, or as set forth in clause (b) of this Section, or as expressly provided for in Article 8) or any of the other Loan Documents to be in Dollars shall also include the Dollar equivalent of such amount in any currency other than Dollars.

(b) For purposes of determining compliance under Section 5.1, and for calculating any financial ratio set forth in this Agreement or any other Loan Document, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the U.S. Borrower's consolidated financial statements referred to in Section 4.4(a).

SECTION 1.7 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.

SECTION 1.8 Interest Rate; LIBOR Notification. The interest rate on a Loan denominated in Dollars or Sterling may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the FCA publicly announced that: (a) immediately after December 31, 2021, publication of the overnight, 1-week, 2-month and 12-month Sterling LIBOR settings, and the 1-week and 2-month Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month Dollar LIBOR settings will permanently cease; immediately after December 31, 2021, the 1-month, 3-month and 6-month Sterling LIBOR settings will cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or "synthetic") basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and immediately after June 30, 2023, the 1-month, 3-month and 6-month Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance

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that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this Agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.15(d) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify U.S. Borrower, pursuant to Section 2.15(d), in advance of any change to the reference rate upon which the interest rate on any Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurocurrency Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.15(d), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.15(d)), including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the Eurocurrency Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. ARTICLE 2 THE FACILITIES The Commitments. (a) Revolving Credit Commitments. On the termsSECTION 2.1 and subject to the conditions contained in this Agreement, each Revolving Credit Lender severally, but not jointly, agrees to make loans (such loans, the “Revolving Loans”) in Dollars to the U.S. Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Lender not to exceed such Lender’s Revolving Credit Commitment; provided, however, that at no time shall any Revolving Credit Lender be obligated to make a Revolving Loan in excess of such Lender’s Pro Rata Share of the amount by which the aggregate amount of Revolving Credit Commitments in effect at such time exceeds the aggregate Revolving Credit Outstandings immediately prior to such time. Within the limits set forth in the first sentence of this clause (a), amounts of Revolving Loans repaid may be reborrowed under this Section 2.1. Dollar Term Loans. On the terms and subject to the conditions contained in the(b) Fourth Amendment, each Dollar Term Loan Lender party thereto agreed to convert its Existing Dollar Term Loans to, and has converted to, a Dollar Term Loan. Amounts of the Dollar Term Loans repaid may not be reborrowed. Sterling Term Loans. On the terms and subject to the conditions contained in the(c) Fourth Amendment, each Sterling Term Loan Lender party thereto agreed to make, and has made, a Sterling Term Loan. Amounts of the Sterling Term Loans repaid may not be reborrowed. Delayed-Draw Dollar Term Loans. (i) On the terms and subject to the(d) conditions contained in this Agreement, each Delayed-Draw Dollar Term Lender severally, but not jointly, agrees to make loans (such loans, the “Delayed-Draw Dollar Term Loans”) in Dollars to the U.S. Borrower from time to time on any Business Day during the period from the Fifth 66 [[5628733]]

Amendment Effective Date until the Delayed-Draw Dollar Term Loan Commitment Termination Date in a principal amount not to exceed, with respect to each Delayed-Draw Dollar Term Loan to be made by such Lender, such Lender’s Delayed-Draw Dollar Term Loan Commitment as in effect immediately prior thereto; provided, however, that, with respect to each proposed Borrowing of Delayed-Draw Dollar Term Loans, each Delayed-Draw Dollar Term Loan Lender shall not be obligated to make a Delayed-Draw Dollar Term Loan in excess of such Lender’s Pro Rata Share of such proposed Borrowing. Amounts of the Delayed-Draw Dollar Term Loans repaid may not be reborrowed. (ii) Notwithstanding anything to the contrary set forth herein, upon the funding of any Delayed-Draw Dollar Term Loans at a time when any previously-funded Delayed-Draw Dollar Term Loans shall be outstanding, (A) such newly-funded Delayed-Draw Dollar Term Loans shall be of the same Type as (and, in the case of Eurocurrency Rate Loans, shall have an initial Interest Period equal to the remaining Interest Period applicable to) such Delayed-Draw Dollar Term Loans then outstanding (and, if such Delayed-Draw Dollar Term Loans then outstanding shall be of more than one Type or shall have more than one Interest Period, such newly-funded Delayed-Draw Dollar Term Loans shall be allocated among such Types, and among such Interest Periods, ratably), and (B) the payment of interest on the Delayed-Draw Dollar Term Loans (including such newly-funded Delayed-Draw Dollar Term Loans) shall be allocated by the Administrative Agent among the Delayed-Draw Dollar Term Loan Lenders in a manner that reflects the actual number of days of interest accrued on the outstanding principal amount of such newly-funded Delayed-Draw Dollar Term Loans compared to the actual number of days of interest accrued on such Delayed-Draw Dollar Term Loans then outstanding. Borrowing Procedures. (a) Notice From a Borrower. EachSECTION 2.2 Borrowing shall be made on notice given by the applicable Borrower to the Administrative Agent not later than (i) 11:00 a.m. (New York City time) on the first Business Day prior to the date of the proposed Borrowing, in the case of a Borrowing of Base Rate Loans, and (ii) 1:00 p.m. (New York City time) on the third Business Day prior to the date of the proposed Borrowing, in the case of a Borrowing of Eurocurrency Rate Loans (or, in each case under clause (i) or (ii), such later time as may be approved by the Administrative Agent or, with respect to Loans to be made under any Incremental Amendment, as may be provided in the applicable Incremental Amendment); provided that each such notice may be conditioned on the occurrence of one or more events set forth therein, in which case such notice may be withdrawn by the applicable Borrower by notice to the Administrative Agent if such conditions shall not have been satisfied. Each such notice may be made in a writing substantially in the form of Exhibit C (a “Notice of Borrowing”) duly completed or by telephone if confirmed promptly, but in any event within one Business Day prior to such Borrowing, with such a Notice of Borrowing. Loans denominated in Dollars shall be made as Base Rate Loans unless, outside of a suspension period pursuant to Section 2.15, the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Loans denominated in Sterling shall be made as Eurocurrency RateSONIA Loans. Each Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple. Notice to Each Lender. The Administrative Agent shall give to each Lender(b) under the applicable Facility prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing and, if Eurocurrency Rate Loans are properly requested in such Notice of Borrowing, prompt notice of the applicable interest rate. Each Lender under the applicable Facility shall, before 11:00 a.m. (New York City time) on the date of the proposed Borrowing, make available to the Administrative Agent, at its address referred to in Section 11.11, such Lender’s Pro Rata Share of such proposed 67 [[5628733]]

Borrowing. Upon fulfillment or due waiver of the conditions applicable to such Borrowing, the Administrative Agent shall make available to the applicable Borrower the proceeds of such Borrowing. Non-Funding of Loans. Unless the Administrative Agent shall have received(c) notice from any Lender prior to the date such Lender is required to make any payment hereunder with respect to any Loan or any participation in any Swingline Loan or Letter of Credit that such Lender will not make such payment (or any portion thereof) available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such payment available to the Administrative Agent on the date such payment is required to be made in accordance with this Article 2 and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. The applicable Borrower agrees to repay to the Administrative Agent on demand such amount (until repaid by such Lender) with interest thereon for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at the interest rate applicable to the Obligation that would have been created when the Administrative Agent made available such amount to such Borrower had such Lender made a corresponding payment available; provided, however, that such payment shall not relieve such Lender of any obligation it may have to such Borrower, the Swingline Lender or any L/C Issuer. In addition, any Lender that shall not have made available to the Administrative Agent any portion of any payment described above shall be deemed to be a Defaulting Lender and agrees to pay such amount to the Administrative Agent on demand, together with interest thereon for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of a payment denominated in Dollars, the Federal Funds Rate for the first Business Day and thereafter (A) in the case of a payment in respect of a Loan, at the interest rate applicable at the time to such Loan and (B) otherwise, at the interest rate applicable to Base Rate Loans under the applicable Facility and (ii) in the case of a payment denominated in Sterling, (A) in the case of a payment in respect of a Loan, at the interest rate applicable at the time to such Loan and (B) otherwise, at the interest rate reasonably determined by the Administrative Agent to reflect its cost of funds for the amount advanced by the Administrative Agent on behalf of such Lender (which determination shall be conclusive absent manifest error, it being understood that the Administrative Agent may, in its sole discretion, for such purpose deem its cost of funds to be equal to the Sterling Overnight RateDaily Simple SONIA). Such repayment shall then constitute the funding of the corresponding Loan (including any Loan deemed to have been made hereunder with such payment) or participation. The existence of any Defaulting Lender shall not relieve any other Lender of its obligations under any Loan Document, but no other Lender shall be responsible for the failure of any Defaulting Lender to make any payment required under any Loan Document. Swingline Loans. (a) Availability. On the terms and subject to theSECTION 2.3 conditions contained in this Agreement, the Swingline Lender shall make loans in Dollars (each, a “Swingline Loan”) available to the U.S. Borrower under the Revolving Credit Facility from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding not to exceed its Swingline Commitment; provided, however, that the Swingline Lender may not make any Swingline Loan (x) to the extent that after giving effect to such Swingline Loan the aggregate Revolving Credit Outstandings would exceed the aggregate amount of the Revolving Credit Commitments and (y) in the period commencing on the first Business Day after it receives notice from the Administrative Agent that one or more of the conditions precedent contained in Section 3.2 are not satisfied and ending when such conditions are satisfied or duly waived. In connection with the making of any Swingline Loan, the Swingline Lender may but shall not be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived. Each Swingline Loan shall be a Base Rate Loan and must be repaid in full on the earliest of (i) the funding date of any Borrowing of Revolving Loans and (ii) the 68 [[5628733]]

Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swingline Loans repaid may be reborrowed under this clause (a). Borrowing Procedures. In order to request a Swingline Loan, the U.S. Borrower(b) shall give to the Administrative Agent a notice to be received not later than 1:00 p.m. (New York City time) on the day of the proposed borrowing, which may be made in a writing substantially in the form of Exhibit D (a “Swingline Request”) duly completed or by telephone if confirmed promptly but, in any event, prior to such borrowing, with such a Swingline Request. In addition, if any Notice of Borrowing requests a Borrowing of Revolving Loans that are Base Rate Loans, the Swingline Lender may, notwithstanding anything else to the contrary in Section 2.2, make a Swingline Loan available to the U.S. Borrower in an aggregate amount not to exceed such proposed Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accordingly by the principal amount of such Swingline Loan. The Administrative Agent shall promptly notify the Swingline Lender of the details of the requested Swingline Loan. Upon receipt of such notice and subject to the terms of this Agreement, the Swingline Lender shall make a Swingline Loan available to the U.S. Borrower by making the proceeds thereof available to the Administrative Agent and, in turn, the Administrative Agent shall make such proceeds available to the U.S. Borrower on the date set forth in the relevant Swingline Request. Refinancing Swingline Loans. The Swingline Lender may at any time forward a(c) demand to the Administrative Agent (which the Administrative Agent shall, upon receipt, forward to each Revolving Credit Lender) that each Revolving Credit Lender pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender’s Pro Rata Share of all or a portion of the outstanding Swingline Loans. Each Revolving Credit Lender shall pay such Pro Rata Share to the Administrative Agent for the account of the Swingline Lender. Upon receipt by the Administrative Agent of such payment (other than during the continuation of any Event of Default under Section 9.1(d)), such Revolving Credit Lender shall be deemed (other than for purposes of Section 3.2) to have made a Revolving Loan to the U.S. Borrower, which, upon receipt of such payment by the Swingline Lender from the Administrative Agent, the U.S. Borrower shall be deemed to have used in whole to repay such Swingline Loan. In addition, regardless of whether any such demand is made, upon the occurrence of any Event of Default under Section 9.1(d), each Revolving Credit Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in each Swingline Loan in an amount equal to such Lender’s Pro Rata Share of such Swingline Loan. If any payment made by any Revolving Credit Lender as a result of any such demand is not deemed a Revolving Loan, such payment shall be deemed a funding by such Lender of such participation. Such participation shall not be otherwise required to be funded. Upon receipt by the Swingline Lender of any payment from any Revolving Credit Lender pursuant to this clause (c) with respect to any portion of any Swingline Loan, the Swingline Lender shall promptly pay over to such Revolving Credit Lender all payments of principal (to the extent received after such payment by such Revolving Credit Lender) and interest (to the extent accrued with respect to periods after such payment by such Revolving Credit Lender) received by the Swingline Lender with respect to such portion. Obligation to Fund Absolute. Each Revolving Credit Lender’s obligations(d) pursuant to clause (c) above shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including (i) the existence of any setoff, claim, abatement, recoupment, defense or other right that such Lender, any Affiliate thereof or any other Person may have against the Swingline Lender, any other Secured Party or any other Person, (ii) the failure of any condition precedent set forth in Section 3.2 to be satisfied or the failure of the U.S. Borrower to deliver any notice set forth in Section 2.2(a) (each of which requirements the Revolving Credit Lenders hereby irrevocably waive) and (iii) any adverse change in the condition (financial or otherwise) of any Loan Party. 69 [[5628733]]

Letters of Credit. (a) Commitment and Conditions. On the terms andSECTION 2.4 subject to the conditions contained herein, each L/C Issuer agrees to Issue (or amend Letters of Credit previously issued by it), at the request of the U.S. Borrower, in accordance with such L/C Issuer’s usual and customary business practices, and for the account of the U.S. Borrower (or, as long as the U.S. Borrower remains responsible for the payment in full of all amounts drawn thereunder and related fees, costs and expenses, for the account of any Group Member), Letters of Credit denominated in Dollars from time to time on any Business Day during the period from the Closing Date through the earlier of the Revolving Credit Termination Date and five (5) days prior to the Scheduled Revolving Credit Termination Date; provided, however, that such L/C Issuer shall not be under any obligation to Issue any Letter of Credit if: after giving effect to such Issuance, (A) the aggregate Revolving Credit(i) Outstandings would exceed the aggregate Revolving Credit Commitments or (B) the L/C Obligations for all Letters of Credit would exceed the L/C Sublimit; the expiration date of such Letter of Credit (A) is not a Business Day,(ii) (B) is more than one year after the date of Issuance thereof or (C) is later than 5 days prior to the Scheduled Revolving Credit Termination Date; provided, however, that any Letter of Credit with a term not exceeding one year may provide for its renewalextension for additional periods not exceeding one year as long as (x) such L/C Issuer has the option to prevent such renewalextension before the expiration of such term or any such period and (y) such L/C Issuer shall not permit any such renewal to extendextension of such expiration date beyond the date set forth in clause (C) above; (A) any fee due in connection with, and on or prior to, such Issuance has(iii) not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such L/C Issuer or (C) such L/C Issuer shall not have received, each in form and substance reasonably acceptable to it and duly executed by the U.S. Borrower (and, if such Letter of Credit is Issued for the account of any other Group Member, such Group Member), the documents that such L/C Issuer generally uses in the ordinary course of its business for the Issuance of letters of credit of the type of such Letter of Credit (collectively, the “L/C Reimbursement Agreement”); provided that (i) no L/C Reimbursement Agreement shall contain any representations or warranties, covenants or events of default not set forth in this Agreement (and to the extent inconsistent herewith shall be rendered null and void (or reformed automatically without further action by any Person to conform to the terms of this Agreement), and all representations and warranties, covenants and events of default set forth therein shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent inconsistent herewith, shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person) and (ii) in the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any L/C Reimbursement Agreement, the terms and conditions of this Agreement shall control; or subject to the application of Section 2.21(b), any Revolving Credit(iv) Lender is a Defaulting Lender, unless such L/C Issuer has entered into arrangements reasonably satisfactory to such L/C Issuer (in its sole discretion) with the U.S. Borrower to eliminate such L/C Issuer’s risk with respect to the participation in Letters of Credit by all such Defaulting Lenders, including by cash collateralizing, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to the L/C Issuer to support, each such Defaulting Lender’s Pro Rata Share of any L/C Reimbursement Obligation. 70 [[5628733]]

For each Issuance, the applicable L/C Issuer may, but shall not be required to, determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived in connection with the Issuance of any Letter of Credit; provided, however, that no Letter of Credit shall be Issued during the period starting on the first Business Day after the receipt by such L/C Issuer of notice from the Administrative Agent that any condition precedent contained in Section 3.2 is not satisfied and ending on the date all such conditions are satisfied or duly waived. Upon satisfaction of the conditions precedent set forth in Section 3.1, all Existing Letters of Credit shall be deemed to have been issued under this Agreement and shall constitute Letters of Credit for all purposes hereunder without any further action by any Person. Notice of Issuance. The U.S. Borrower shall give the relevant L/C Issuer and the(b) Administrative Agent a notice of any requested Issuance of any Letter of Credit, which shall be effective only if received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of such requested Issuance. Such notice may be made in a writing substantially the form of Exhibit E duly completed or in a writing in any other form acceptable to such L/C Issuer (an “L/C Request”) or by telephone if confirmed promptly, but in any event within one Business Day and prior to such Issuance, with such an L/C Request. Reporting Obligations of L/C Issuers. Each L/C Issuer agrees to provide the(c) Administrative Agent (which, after receipt, the Administrative Agent shall provide to each Revolving Credit Lender), in form and substance satisfactory to the Administrative Agent, each of the following on the following dates: (i) on or prior to (A) any Issuance of any Letter of Credit by such L/C Issuer, (B) any drawing under any such Letter of Credit or (C) any payment (or failure to pay when due) by the U.S. Borrower of any related L/C Reimbursement Obligation, notice thereof, which shall contain a reasonably detailed description of such Issuance, drawing or payment, (ii) upon the request of the Administrative Agent (or any Revolving Credit Lender through the Administrative Agent), copies of any Letter of Credit Issued by such L/C Issuer and any related L/C Reimbursement Agreement and such other documents and information as may reasonably be requested by the Administrative Agent and (iii) on the first Business Day of each calendar week, a schedule of the Letters of Credit Issued by such L/C Issuer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the L/C Obligations for such Letters of Credit outstanding on the last Business Day of the previous calendar week. Acquisition of Participations. Upon any Issuance of a Letter of Credit in(d) accordance with the terms of this Agreement resulting in any increase in the L/C Obligations, each Revolving Credit Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in such Letter of Credit and the related L/C Obligations in an amount equal to such Lender’s Pro Rata Share of such L/C Obligations. Reimbursement Obligations of the U.S. Borrower. The U.S. Borrower agrees to(e) pay to the L/C Issuer that is the issuer of any Letter of Credit each L/C Reimbursement Obligation owing with respect to such Letter of Credit no later than the first Business Day after the U.S. Borrower receives notice from such L/C Issuer that payment has been made under such Letter of Credit (the “L/C Reimbursement Date”) with interest thereon computed as set forth in clause (i) below. In the event that any L/C Issuer incurs any L/C Reimbursement Obligation not repaid by the U.S. Borrower as provided in this clause (e) (or any such payment by the U.S. Borrower is rescinded or set aside for any reason), such L/C Issuer shall promptly notify the Administrative Agent of such failure (and, upon receipt of such notice, the Administrative Agent shall forward a copy to each Revolving Credit Lender) and, irrespective of whether such notice is given, such L/C Reimbursement Obligation shall be payable on demand by the U.S. Borrower with interest thereon computed (i) from the date on which such L/C Reimbursement 71 [[5628733]]

Obligation arose to the L/C Reimbursement Date, at the interest rate applicable during such period to Revolving Loans that are Base Rate Loans and (ii) thereafter until payment in full, at the interest rate applicable during such period to past due Revolving Loans that are Base Rate Loans. Reimbursement Obligations of the Revolving Credit Lenders. Upon receipt of(f) the notice described in clause (e) above from the Administrative Agent, each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share of such L/C Reimbursement Obligation. By making such payment (other than during the continuation of an Event of Default under Section 9.1(d)), such Lender shall be deemed (other than for purposes of Section 3.2) to have made a Revolving Loan to the U.S. Borrower, which, upon receipt thereof by such L/C Issuer, the U.S. Borrower shall be deemed to have used in whole to repay such L/C Reimbursement Obligation. Any such payment that is not deemed a Revolving Loan shall be deemed a funding by such Lender of its participation in the applicable Letter of Credit and the related L/C Obligations. Such participation shall not otherwise be required to be funded. Upon receipt by any L/C Issuer of any payment from any Revolving Credit Lender pursuant to this clause (f) with respect to any portion of any L/C Reimbursement Obligation, such L/C Issuer shall promptly pay over to such Lender all payments received after such payment by such L/C Issuer with respect to such portion. Obligations Absolute. The obligations of the U.S. Borrower and the Revolving(g) Credit Lenders pursuant to clauses (d), (e) and (f) above shall be absolute, unconditional and irrevocable and performed strictly in accordance with the terms of this Agreement irrespective of (i) (A) the invalidity or unenforceability of any term or provision in any Letter of Credit, any document transferring or purporting to transfer a Letter of Credit, any Loan Document (including the sufficiency of any such instrument), or any modification to any provision of any of the foregoing, (B) any document presented under a Letter of Credit being forged, fraudulent, invalid, insufficient or inaccurate in any respect or failing to comply with the terms of such Letter of Credit or (C) any loss or delay, including in the transmission of any document, (ii) the existence of any setoff, claim, abatement, recoupment, defense or other right that any Person (including any Group Member) may have against the beneficiary of any Letter of Credit or any other Person, whether in connection with any Loan Document or any other Contractual Obligation or transaction, or the existence of any other withholding, abatement or reduction, (iii) in the case of the obligations of any Revolving Credit Lender, (A) the failure of any condition precedent set forth in Section 3.2 to be satisfied (each of which conditions precedent the Revolving Credit Lenders hereby irrevocably waive) or (B) any adverse change in the condition (financial or otherwise) of any Loan Party and (iv) any other act or omission to act or delay of any kind of any Secured Party or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of any obligation of the U.S. Borrower or any Revolving Credit Lender hereunder; provided that nothing in this clause (g) shall excuse any L/C Issuer from liability to the U.S. Borrower to the extent of any direct damages suffered by the Group Members resulting from the gross negligence, bad faith or willful misconduct of such L/C Issuer or its Related Persons, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. No provision hereof shall be deemed to waive or limit the U.S. Borrower’s right to seek repayment of any payment of any L/C Reimbursement Obligations from the L/C Issuer under the terms of the applicable L/C Reimbursement Agreement or applicable law. Reduction and Termination of the Commitments. (a) Optional. TheSECTION 2.5 U.S. Borrower may, upon notice to the Administrative Agent, terminate in whole or reduce in part ratably, any unused portion of the Revolving Credit Commitments or the Delayed-Draw Dollar Term Loan Commitments; provided, however, that each partial reduction shall be in an aggregate amount that is an integral multiple of $1,000,000. 72 [[5628733]]

(b) Mandatory. Unless previously terminated, (i) all the Revolving Credit Commitments shall terminate on the Scheduled Revolving Credit Termination Date ~~and~~, (ii) all the Sterling Term Loan Commitments shall terminate as specified in the Fourth Amendment **and (iii) all the Delayed-Draw Dollar Term Loan Commitments shall terminate on the Delayed-Draw Dollar Term Loan Commitment Outside Date and the Delayed-Draw Dollar Term Loan Commitment of any Delayed-Draw Dollar Term Lender shall reduce automatically and without further action upon the funding by such Lender of a Delayed-Draw Dollar Term Loan by an amount equal to the principal amount of such Loan**.

(c) Reductions for Mandatory Prepayments. The Revolving Credit Commitments shall be reduced ratably on each date on which a prepayment of Revolving Loans or Swingline Loans is made pursuant to Section 2.8(b) or would be required to be made pursuant to Section 2.8(b) had the aggregate outstanding principal amount of the Revolving Loans and Swingline Loans been equal to the Revolving Credit Commitments then in effect, in each case in the amount of such prepayment.

SECTION 2.6 Repayment of Loans. (a) The U.S. Borrower promises to repay the entire unpaid principal amount of the Revolving Loans and the Swingline Loans on the Scheduled Revolving Credit Termination Date.

(b) Subject to Section 2.12, the U.S. Borrower shall repay the Dollar Term Loans in consecutive quarterly installments on the last day of March, June, September and December of each year, commencing with September 30, 2020 and ending with the last such day to occur prior to the Term Loan Maturity Date, each such quarterly installment to be in an amount equal to $560,058.92. To the extent not previously repaid, the U.S. Borrower promises to repay the Dollar Term Loans on the Term Loan Maturity Date.

(c) Subject to Section 2.12, the U.K. Borrower shall repay the Sterling Term Loans in consecutive quarterly installments on the last day of March, June, September and December of each year, commencing with September 30, 2020 and ending with the last such day to occur prior to the Term Loan Maturity Date, each such quarterly installment to be in an amount equal to 0.25% of the aggregate principal amount of the Sterling Term Loans outstanding on the Fourth Amendment Effective Date. To the extent not previously repaid, the U.K. Borrower promises to repay the Sterling **Term Loans on the Term Loan Maturity Date.**

(d) Subject to Section 2.12, the U.S. Borrower shall repay the Delayed-Draw Dollar Term Loans in consecutive quarterly installments on the last day of March, June, September and December of each year, commencing with the first scheduled installment date occurring at least one full Fiscal Quarter after the first funding of the Delayed-Draw Dollar Term Loans and ending with the last such day to occur prior to the Term Loan Maturity Date, each such quarterly installment to be in an amount equal to 0.25% of the sum of (i) the original aggregate principal amount of the first Borrowing of the Delayed-Draw Dollar Term Loans plus (ii) the original aggregate principal amount of each subsequent Borrowing of Delayed-Draw Dollar Term Loans that shall have been made prior to the date of such quarterly installment. To the extent not previously repaid, the U.S. Borrower promises to repay the Delayed-Draw Dollar Term Loans on the Term Loan Maturity Date.

SECTION 2.7 Optional Prepayments. Each Borrower may prepay the outstanding principal amount of the Loans made to such Borrower under any Facility in whole or in part at any time, without premium or penalty (but subject to any premium set forth in the Fee Letter and Section 2.16(a)), in each case together with (except in the case of prepayments of the Revolving Loans without a

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permanent reduction of the Revolving Credit Commitments) any accrued interest that may be owing pursuant to Section 2.9 on the amount prepaid; provided that (a) each prepayment that is not of the entire outstanding amount under such Facility shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and (b) if the U.S. Borrower proposes to prepay the Dollar Term Loans and/or the Delayed-Draw Dollar Term Loans pursuant to this Section 2.7, or the U.K. Borrower proposes to prepay the Sterling Term Loans pursuant to this Section 2.7, the other Borrower must prepay the Sterling Term Loans or the Dollar Term Loans and the Delayed-Draw Dollar Term Loans, as applicable, in a proportionate amount (determined on the basis of the Dollar Equivalent of the aggregate principal amount of the Dollar Term Loans and the Delayed-Draw Dollar Term Loans, on the one hand, and the Sterling Term Loans, on the other hand, outstanding immediately prior to such prepayment); provided further that the provisions of clause (b) above shall cease to apply if the U.S. Borrower shall have Sold all or substantially all of the business of the U.S. Borrower and its Restricted Subsidiaries in the United Kingdom. (as reasonably determined by the U.S. Borrower). Mandatory Prepayments. (a) Excess Cash Flow. The Borrowers shallSECTION 2.8 pay or cause to be paid to the Administrative Agent, within five (5) Business Days after the last date consolidated financial statements of the U.S. Borrower may be delivered pursuant to Section 6.1(c) for any Fiscal Year (the “ECF Payment Date”), beginning with the Fiscal Year ending December 31, 2020, an amount equal to 50% of Excess Cash Flow for such Fiscal Year; provided, however, that in the event that the Consolidated Total Leverage Ratio of the U.S. Borrower as of the last day of such Fiscal Year is equal to or less than 3.50:1.00, but greater than 3.00:1.00, such percentage shall be reduced to 25%, and in the event that the Consolidated Total Leverage Ratio of the U.S. Borrower as of the last day of such Fiscal Year is equal to or less than 3.00:1.00, such percentage shall be reduced to 0%; provided, further, that (x) voluntary prepayments of the Term Loans, Replacement Loans or Incremental Equivalent Debt that is secured on a pari passu basis with the Term Loans made during such Fiscal Year or prior to the ECF Payment Date (calculated on a Dollar Equivalent basis and without duplication of any amounts deducted in the calculation of Excess Cash Flow in any prior Fiscal Year), (y) voluntary prepayments of the Revolving Loans made during such Fiscal Year or prior to the ECF Payment Date (without duplication of any amounts deducted in the calculation of Excess Cash Flow in any prior Fiscal Year) to the extent accompanied by an equal permanent reduction in the Revolving Credit Commitments and (z) the amount of any reduction in the outstanding amount of any Term Loans resulting from any assignment made in accordance with Section 11.2(h) prior to the date such payment is due and, in each case under this clause (z), based upon the actual amount of cash paid by the U.S. Borrower and any of its Restricted Subsidiaries in connection with the relevant assignment, in each case, excluding any such optional prepayments made during such Fiscal Year that reduced the amount required to be prepaid pursuant to this Section 2.8(a) in the prior Fiscal Year, in each case shall reduce by an equal amount the amount otherwise required to be prepaid; provided, further, that if at the time that any such prepayment would be required, the U.S. Borrower or any Restricted Subsidiary is required to prepay or offer to repurchase any Indebtedness that is secured on a pari passu basis with the Term Loans pursuant to the terms of the documentation governing such Indebtedness (such Indebtedness required to be so prepaid or offered to be so repurchased, “Other Applicable Indebtedness”) with any portion of the amount otherwise required to be prepaid, then the Borrowers may apply such portion of the amount otherwise required to be prepaid on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and the relevant Other Applicable Indebtedness at such time; provided, that the portion of such amount otherwise required to be prepaid allocated to the Other Applicable Indebtedness shall not exceed the amount of such amount otherwise required to be prepaid required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such amount otherwise required to be prepaid shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the prepayment or repurchase of the relevant Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise 74 [[5628733]]

been required pursuant to this Section 2.8(a) shall be reduced accordingly; provided, further, that to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. Debt Issuances. Upon receipt on or after the Closing Date by the U.S. Borrower(b) or any of its Restricted Subsidiaries of Net Cash Proceeds arising from the incurrence by the U.S. Borrower or any of its Restricted Subsidiaries of Indebtedness of the type specified in clause (a) or (b) of the definition thereof (other than any such Indebtedness permitted under Section 8.1 other than Replacement Loans), the Borrowers shall promptly (but in any event within five (5) Business Days after the receipt of such Net Cash Proceeds by the U.S. Borrower or any of its Restricted Subsidiaries) pay or cause to be paid to the Administrative Agent an amount equal to 100% of such Net Cash Proceeds. Asset Sales and Property Loss Events. Upon receipt on or after the Closing Date(c) by the U.S. Borrower or any of its Restricted Subsidiaries of Net Cash Proceeds arising from (i) any non-ordinary course Sale by the U.S. Borrower or any of its Restricted Subsidiaries of any of its property, including the sale of any program renewal rights (but excluding the AIG Renewal Rights), other than Sales of its own Stock and Sales of property permitted hereunder in reliance upon any of clauses (a), (b), (c), (d), (f), (i) and (o) of Section 8.4 to the extent resulting, in the aggregate with all such other Sales, in the receipt by any of them of Net Cash Proceeds in excess of $1,500,0002,500,000 in any twelve-month period following the Closing Date or (ii) any Property Loss Event with respect to any property of the U.S. Borrower or any of its Restricted Subsidiaries to the extent resulting, in the aggregate with all other such Property Loss Events, in the receipt by any of them of Net Cash Proceeds in excess of $1,500,0002,500,000 in any twelve-month period following the Closing Date, the Borrowers shall promptly (but in any event within five (5) Business Days after the receipt of such Net Cash Proceeds by the U.S. Borrower or any of its Restricted Subsidiaries) pay or cause to be paid to the Administrative Agent an amount equal to 100% of such Net Cash Proceeds; provided, however, that, upon any such receipt, so long as no Event of Default shall be continuing, any Group Member may make Permitted Reinvestments with such Net Cash Proceeds and the Borrowers shall not be required to make or cause such payment to the extent (x) such Net Cash Proceeds are intended to be used to make Permitted Reinvestments and (y) on each Reinvestment Prepayment Date for such Net Cash Proceeds, the Borrowers shall pay or cause to be paid to the Administrative Agent an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Prepayment Date and such Net Cash Proceeds; provided, further, if, at the time that any such prepayment would be required hereunder, the U.S. Borrower or any of its Restricted Subsidiaries is required to repay or repurchase any Other Applicable Indebtedness (or offer to repurchase such Other Applicable Indebtedness) with any portion of the Net Cash Proceeds, then the Borrowers may apply the Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and the Other Applicable Indebtedness at such time; provided that the portion of the Net Cash Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of the Net Cash Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof and the remaining amount, if any, of the Net Cash Proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the prepayment or repurchase of the relevant Other Applicable Indebtedness, and the amount of the prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.8(c) shall be reduced accordingly; provided, further, that to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. 75 [[5628733]]

Excess Outstandings. On any date on which the aggregate principal amount of(d) Revolving Credit Outstandings exceeds the aggregate Revolving Credit Commitments, the U.S. Borrower shall pay to the Administrative Agent an amount equal to such excess. Foreign Dispositions and Excess Cash Flow of Foreign Subsidiaries.(e) Notwithstanding any other provisions of this Section 2.8 or Section 2.12 to the contrary, (i) to the extent that any or all of the Net Cash Proceeds of any Sale by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.8(c) (a “Foreign Disposition”), the Net Cash Proceeds of any Property Loss Event with respect to any property of a Foreign Subsidiary (a “Foreign Property Loss Event”) or any Excess Cash Flow that is generated by a Foreign Subsidiary, in each case, are prohibited or delayed by applicable local law (including by reason of financial assistance, corporate benefit, restrictions on upstreaming or transfer of cash intra group and the fiduciary and statutory duties of the directors of relevant Subsidiaries) from being repatriated to any Borrower, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay the Term Loans of such Borrower at the times provided in this Section 2.8 but may be retained by the applicable Foreign Subsidiary for so long as the applicable local law will not permit repatriation to the applicable Borrower (the U.S. Borrower hereby agreeing to use commercially reasonable efforts with respect to such local laws to attempt to permit such repatriation; it being understood that such efforts shall not require (x) any expenditures in excess of a nominal amount of funds or (y) modifications to the organizational or tax structure of Holdings and/or its Subsidiaries to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied to the repayment of the Term Loans of such Borrower pursuant to this Section 2.8) to the extent provided herein and (ii) to the extent that the U.S. Borrower has determined in good faith that repatriation to the United States of any or all the Net Cash Proceeds of any Foreign Disposition, any Foreign Property Loss Event or any Excess Cash Flow that is generated by a Foreign Subsidiary would have material adverse tax consequences to the U.S. Borrower and its Restricted Subsidiaries, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary and will be repatriated only after the U.S. Borrower has determined in good faith that such repatriation may be effected only without material adverse tax consequence, and such repatriated Net Cash Proceeds or Excess Cash Flow (net of any tax cost of such repatriation) will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied to the repayment of the Term Loans of the U.S. Borrower pursuant to this Section 2.8 to the extent provided herein. Joint Ventures. The applicable Borrowers shall not be required to prepay any(f) amount that would otherwise be required to be paid pursuant to Section 2.8(a) or 2.8(c) to the extent that the relevant Excess Cash Flow is generated by any joint venture or the relevant Net Cash Proceeds are received by any joint venture, in each case, for so long as the distribution to the applicable Borrowers of such Excess Cash Flow or Net Cash Proceeds would be prohibited under the Constituent Documents and/or joint venture agreements governing such joint venture; it being understood that if the relevant prohibition ceases to exist within the 365-day period following the end of the applicable Fiscal Year or the event giving rise to the relevant Net Cash Proceeds, the relevant joint venture will promptly distribute the relevant Excess Cash Flow or the relevant Net Cash Proceeds, as the case may be, and the distributed Excess Cash Flow or Net Cash Proceeds, as the case may be, will be promptly (and in any event not later than two (2) Business Days after such distribution) applied to the repayment of the Term Loans pursuant to this Section 2.8 to the extent required herein (without regard to this clause (f)). 76 [[5628733]]

Application of Payments. Any payments made to the Administrative Agent(g) pursuant to this Section 2.8(a), 2.8(b), 2.8(c) or 2.8(d) shall be applied to the Loan Document Obligations in accordance with Section 2.12(b). Notice; Right to Decline. The U.S. Borrower shall give notice to the(h) Administrative Agent of any mandatory payment required to be made pursuant to Section 2.8(a), 2.8(b), 2.8(c) or 2.8(d) three (3) Business Days prior to the date (each, a “Prepayment Date”) on which such payment is due (or such later time as shall be practicable under the circumstances). Once given, such notice shall be irrevocable (provided that any such notice in respect of Section 2.8(b) or 2.8(c) may be conditioned on the occurrence of one or more events specified therein, in which case the U.S. Borrower may rescind such notice if such condition shall not have been satisfied) and all amounts subject to such notice shall (unless such notice is rescinded as set forth above) be due and payable on the applicable Prepayment Date (except as otherwise provided in the last sentence of this Section 2.8(h)). Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately give notice to each Lender of the applicable mandatory prepayment, the Prepayment Date and of such Lender’s Pro Rata Share of such mandatory prepayment. Each Lender may elect (in its sole discretion) to decline all (but not less than all) of its Pro Rata Share of any mandatory prepayment (other than a mandatory prepayment pursuant to Section 2.8(d)) of the Term Loans by giving notice of such election in writing to the Administrative Agent by 11:00 a.m. (New York City time) on the date that is one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such mandatory prepayment. If a Lender fails to deliver a notice of election declining receipt of its Pro Rata Share of such mandatory prepayment to the Administrative Agent within the time frame specified above, such failure will be deemed to constitute an acceptance of such Lender’s Pro Rata Share of the total amount of such mandatory prepayment of Term Loans. Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately notify the U.S. Borrower of such election. Any amount so declined by any Lender shall be retained by the U.S. Borrower and its Restricted Subsidiaries or applied by the U.S. Borrower or any of the Restricted Subsidiaries in any manner permitted under the terms of this Agreement. Interest. (a) Rate. Each Loan shall bear interest on the unpaidSECTION 2.9 principal amount thereof from the date such Loan is made until such Loan is paid in full as follows, subject to clause (c) below: (i) in the case of Base Rate Loans, at a rate per annum equal to the sum of the Base Rate and the Applicable Margin, each as in effect from time to time, and (ii) in the case of Eurocurrency Rate Loans, at a rate per annum equal to the sum of the Eurocurrency Rate, as in effect for the applicable Interest Period, and the Applicable Margin, as in effect from time to time, and (iii) in the case of SONIA Loans, at a rate per annum equal to the sum of the Daily Simple SONIA and the Applicable Margin, as in effect from time to time. Payments. Interest accrued shall be payable in arrears (i) if accrued on the(b) principal amount of any Loan, (A) at maturity (whether by acceleration or otherwise) of such Loan, (B) if such Loan is a Term Loan, upon the payment or prepayment of the principal amount on which such interest has accrued and (C)(1) if such Loan is a Base Rate Loan (including a Swingline Loan) or a SONIA Loan, on the last day of each calendar quarter, commencing on the first such day following the making of such Loan, and (2) if such Loan is a Eurocurrency Rate Loan, on the last day of each Interest Period applicable to such Loan and, if applicable, on each date during such Interest Period occurring every three (3) months from the first day of such Interest Period, and (ii) if accrued on any other Obligation, on demand from and after the time such Obligation is due and payable (whether by acceleration or otherwise). All interest accrued on any Loan Document Obligation shall be payable in the currency in which the applicable Loan Document Obligation is denominated. 77 [[5628733]]

Default Interest. Notwithstanding the rates of interest specified in clause (a)(c) above or elsewhere in any Loan Document, effective immediately upon (i) the occurrence of an Event of Default under Section 9.1(a)(i), 9.1(a)(ii) or 9.1(d)(ii) or (ii) the delivery of a notice by the Required Lenders, or the Administrative Agent at the direction of the Required Lenders, to the U.S. Borrower upon the occurrence and during the continuance of any other Event of Default and, in each case, for as long as such Event of Default shall be continuing, the principal balance of all Loans and any other Loan Document Obligations shall bear interest at the Default Rate; provided that no amount shall accrue pursuant to this Section 2.9(c) on any amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender. Savings Clause. Anything herein to the contrary notwithstanding, the(d) obligations of each Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the applicable Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the applicable Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Administrative Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Conversion and Continuation Options. (a) Option. The applicableSECTION 2.10 Borrower (or the U.S. Borrower on its behalf) may elect (i) in the case of any Eurocurrency Rate Loan denominated in Dollars, (A) to continue such Eurocurrency Rate Loan or any portion thereof for an additional Interest Period on the last day of the Interest Period applicable thereto and (B) to convert such Eurocurrency Rate Loan or any portion thereof into a Base Rate Loan at any time on any Business Day, subject to Section 2.16(a), and (ii) in the case of any Eurocurrency Rate Loan denominated in Sterling, to continue such Eurocurrency Rate Loan or any portion thereof for an additional Interest Period on the last day of the Interest Period applicable thereto and (iii) in the case of Base Rate Loans (other than Swingline Loans), to convert such Base Rate Loans or any portion thereof into Eurocurrency Rate Loans at any time on any Business Day upon three (3) Business Days’ prior notice; provided, however, that no conversion in whole or in part of Base Rate Loans to Eurocurrency Rate Loans and no continuation in whole or in part of Eurocurrency Rate Loans denominated in Dollars shall be permitted at any time at which (x) an Event of Default shall be continuing and the Administrative Agent, at the direction of the Required Lenders, or the Required Lenders shall have notified the U.S. Borrower of their intention not to permit such conversions or continuations due to such Event of Default or (2) such continuation or conversion would be made during a suspension imposed by Section 2.15. Procedure. Each election under clause (a) above shall be made by giving the(b) Administrative Agent at least three (3) Business Days’ prior notice (or with respect to the conversion to Base Rate Loans, prior to 11:00 a.m. (New York City time) on the Business Day prior to such conversion) in writing substantially in the form of Exhibit F (a “Notice of Conversion or Continuation”) duly completed or by telephone if confirmed promptly with such Notice of Conversion or Continuation. The Administrative Agent shall promptly notify each Lender under the applicable Facility of its receipt of a Notice of Conversion or Continuation and of the options selected therein. If the Administrative Agent does not receive a timely Notice of Conversion or Continuation from the applicable Borrower (or the U.S. Borrower on its behalf) containing a permitted election to continue or convert any Eurocurrency 78 [[5628733]]

Rate Loan, then, upon the expiration of the applicable Interest Period, (i) in the case of a Eurocurrency Rate Loan denominated in Dollars, such Loan shall be automatically converted to a Base Rate Loan and (ii) in the case of a Eurocurrency Rate Loan denominated in Sterling, such Loan shall be continued as a Loan for an Interest Period of one month’s duration. Each partial conversion or continuation of Loans under any Facility shall be allocated ratably among the Lenders under such Facility in accordance with their Pro Rata Shares. Fees. (a) Unused Commitment Fee. The U.S. Borrower agrees to paySECTION 2.11 to the Administrative Agent for the benefit of each Revolving Credit Lender a commitment fee on the average daily balance by which the Revolving Credit Commitment of such Lender during the preceding calendar quarter exceeds its Pro Rata Share of the sum of (i) the average daily balance of the aggregate outstanding principal amount of Revolving Loans during the preceding calendar quarter and (ii) average daily balance of the outstanding amount of the L/C Obligations for all Letters of Credit during the preceding calendar quarter from the date hereof through the Revolving Credit Termination Date at a rate per annum equal to the Revolving Commitment Fee Rate, payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date. Letter of Credit Fees. The U.S. Borrower agrees to pay, with respect to all(b) Letters of Credit Issued by any L/C Issuer, (i) to such L/C Issuer certain fees and documentary and processing charges as separately agreed between the U.S. Borrower and such L/C Issuer, (ii) to the Administrative Agent, for the benefit of the Revolving Credit Lenders according to their Pro Rata Shares, a fee accruing at a rate per annum equal to the Applicable Margin for Revolving Loans that are Eurocurrency Rate Loans on the maximum undrawn face amount thereof payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date, (iii) without duplication of any other fees set forth herein, to the Administrative Agent, for the benefit of such L/C Issuer, customary fees upon the issuance, amendment or extension of Letters of Credit by such L/C Issuer at the prevailing rates, payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date and (iv) to the Administrative Agent, for the benefit of such L/C Issuer, a fronting fee accruing at 0.25% per annum on the maximum undrawn face amount thereof payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date; provided, however, that the fee payable under clause (ii) above shall be increased by 2% per annum and shall be payable, in addition to being payable on any date it is otherwise required to be paid hereunder, on demand effective immediately upon (x) the occurrence of any Event of Default under Section 9.1(a)(i), 9.1(a)(ii) or (d)(ii) or (y) the delivery of a notice by the Required Lenders, or the Administrative Agent at the direction of the Required Lenders, to the U.S. Borrower during the continuance of any other Event of Default and, in each case, for as long as such Event of Default shall be continuing (it being agreed that any delivery of any notice of election by the Administrative Agent or the Required Lenders to impose the default rate of interest under Section 2.9(c)(ii) shall be deemed to be the delivery of a notice under this clause (y) to impose an increase of the fee payable under clause (ii) above). Delayed-Draw Ticking Fees. The U.S. Borrower agrees to pay to the(c) Administrative Agent for the benefit of each Delayed-Draw Dollar Term Lender, during the period from and including the Fifth Amendment Effective Date to but excluding the Delayed-Draw Dollar Term Loan Commitment Termination Date, a commitment fee of 1.00% per annum of the daily amount of the Delayed-Draw Dollar Term Loan Commitment of such Lender, payable in arrears (i) on the last day of each calendar quarter after the Fifth Amendment Effective Date and (ii) on the Delayed-Draw Dollar Term Loan Commitment Termination Date. 79 [[5628733]]

(c) Additional Fees. The U.S. Borrower shall pay to the Administrative Agent,(d) for its own account, the administration fee described in the Fee Letter, at the times and in the amounts set forth therein. Application of Payments. (a) Application of Voluntary Prepayments.SECTION 2.12 Subject to the last proviso of Section 2.7 and Sections 2.12(c) and 2.12(d), all voluntary prepayments of Loans under Section 2.7 shall be applied to the Loans under such Facility as shall be designated by the applicable Borrower (or the U.S. Borrower on its behalf), and allocated ratably among the Lenders under such Facility in accordance with their Pro Rata Shares, and, in the case of any such prepayment of Term Loans under any Term Loan Facility, shall be applied to reduce the subsequent scheduled amortization installments of the Term Loans under such Facility payable under Section 2.6 in forward order of maturity (or in such other order, if any, as shall be designated by the applicable Borrower (or the U.S. Borrower on its behalf)). All voluntary repurchases of the Term Loans under any Term Loan Facility pursuant to Section 11.2(h) shall be applied to reduce the subsequent scheduled amortization installments of the Term Loans under such Facility payable under Section 2.6 in forward order of maturity (or in such other order, if any, as shall be designated by the applicable Borrower (or the U.S. Borrower on its behalf)). Application of Mandatory Prepayments. Subject to Sections 2.12(c) and 2.12(d),(b) any payment made by any Borrower to the Administrative Agent pursuant to Section 2.8 or any other prepayment of the Loan Document Obligations that is required to be applied in accordance with this clause (b): in the case of Sections 2.8(a), 2.8(b) and 2.8(c), shall be allocated ratably(i) as among the Term Loan Facilities in accordance with the aggregate principal amount thereof (calculated on a Dollar Equivalent basis) (or allocated in such other manner as is referred to below) and, within each Term Loan Facility, shall be applied to reduce, first, the next eight remaining scheduled amortization installments of the Term Loans under such Facility payable under Section 2.6 in forward order of maturity and, thereafter, to reduce ratably the remaining scheduled amortization installments of the Term Loans under such Facility payable under Section 2.6 until paid in full; provided that if any portion of such payment remains unapplied after the allocation and application as set forth above, such portion shall be applied, first, to repay the outstanding principal balance of the Swingline Loans until paid in full, second, to repay the outstanding principal balance of the Revolving Loans until paid in full, and third, to provide cash collateral for the L/C Obligations to the extent and in the manner provided in Section 9.3, in each case, without a corresponding permanent reduction in the Revolving Credit Commitments; and in the case of Section 2.8(d), shall be applied first, to repay the(ii) outstanding principal balance of the Swingline Loans until paid in full, second, to repay the outstanding principal balance of the Revolving Loans until paid in full, and third, to provide cash collateral for the L/C Obligations to the extent and in the manner provided in Section 9.3, in each case, without a corresponding permanent reduction in the Revolving Credit Commitments. Notwithstanding anything to the contrary in clause (i) above, (A) any Net Cash Proceeds arising from any Sale of assets by, or any Property Loss Event with respect to the assets of, the U.K. Subsidiaries may, at the election of the U.S. Borrower as notified in writing to the Administrative Agent, be allocated solely to the Sterling Term Loan Facility, (B) the allocation as among the Term Loan Facilities set forth above may be adjusted by the Borrowers in such manner as the U.S. Borrower shall reasonably determine to give effect to Section 2.8(e), as such determination is notified in writing to the Administrative Agent and 80 [[5628733]]

(C) in the case of any prepayment under Section 2.8(b) arising from the incurrence of any Replacement Loans, such prepayment shall be allocated to such Term Loan Facility (or, if applicable, such Term Loan Facilities) as shall constitute the Refinanced Loans with respect thereto, as notified by the U.S. Borrower in writing to the Administrative Agent. Application of Payments. After the exercise of remedies provided for in Section(c) 9.2 (or after all or any portion of the Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.2), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: first, to Obligations in respect of any cost or expense reimbursements or indemnities then due to the Administrative Agent; second, to pay Obligations in respect of any cost or expense reimbursements or indemnities then due to the Lenders and the L/C Issuers; third, to payment of all accrued unpaid interest on the Loans and fees owed to the Administrative Agent, the Lenders and the L/C Issuers; fourth, to payment of principal of the Loans and L/C Reimbursement Obligations then due and payable until paid in full, and to provide cash collateral for unmatured L/C Obligations to the extent described in Section 9.3 and to any Secured Hedging Agreement; fifth, to the ratable payment of all other Obligations owing to the Lenders then due and payable; and sixth, any remainder shall be for the account of and paid to the Borrowers or to whomsoever shall be lawfully entitled thereto. All payments that would otherwise be allocated to the Revolving Credit Lenders pursuant to this Section 2.12(c) shall instead be allocated first, to repay interest on Swingline Loans, on any portion of the Revolving Loans that the Administrative Agent may have advanced on behalf of any Revolving Credit Lender and on any L/C Reimbursement Obligation, in each case for which the Administrative Agent or, as the case may be, the L/C Issuer has not then been reimbursed by any Revolving Credit Lender or the U.S. Borrower, and second to pay the outstanding principal amount of the foregoing obligations. If sufficient amounts are not available to pay in cash all outstanding Obligations described in any priority level set forth in this Section 2.12(c), the available amounts shall be applied, unless otherwise expressly specified herein, to such Obligations ratably based on the proportion of the Secured Parties’ interest in such Obligations. Any priority level set forth in this Section 2.12(c) that includes interest shall include all such interest, whether or not accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding. Notwithstanding the foregoing, any amounts received from the U.K. Borrower, any other Non-U.S. Loan Party or any CFC Loan Party shall be applied by the Administrative Agent, in the order set forth above to the extent such order is applicable to such Obligations, solely to the Obligations with respect to or on account of the Sterling Term Loans. Application of Payments Generally. All repayments of any Revolving Loans or(d) Term Loans shall be applied (i) in the case of Loans denominated in Dollars, first, to repay such Loans 81 [[5628733]]

outstanding as Base Rate Loans and (ii) ~~to repay such~~**in the case of** Loans outstanding as Eurocurrency Rate Loans, ~~with those Eurocurrency Rate~~**first, to repay such** Loans having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods.

(e) No Implied Consent. Provisions contained in this Section 2.12 for application of proceeds of certain transactions shall not be deemed to constitute consent of the Lenders to transactions that are not otherwise permitted by the terms hereof.

SECTION 2.13 Payments and Computations. (a) Procedure. Unless otherwise specified herein, the applicable Borrower shall make each payment under any Loan Document not later than 1:00 p.m. (New York City time) on the day when due to the Administrative Agent by wire transfer to the following account (or to such other account or by such other means to such other address as the Administrative Agent shall have notified to the U.S. Borrower in writing within a reasonable time prior to such payment) in immediately available Dollars (except that payments of principal of or interest on any Sterling Term Loan shall be made in Sterling) and without setoff or counterclaim:

Dollars	Sterling
U.S. Bank, N.A. ABA No.: 091-000-022 Account Number: ~~1731-0332-1738~~**104793912429** Account Name: Ares Capital Corporation Reference: ARCC 786127-740	~~BNP Paribas London~~ ~~10 Harewood Avenue, London NW16AA~~ ~~Account No.: GB40BNPA40638487909015~~ ~~Account~~**Beneficiary** Name: CDPQ ~~Revenu Fixe Inc~~ **REVENU FIXE INC** A-12 1000 Place Jean Paul Riopelle**,** Montreal~~,~~ QC~~,~~ H2Z 2B3 ~~SWIFT: BNPAGB22~~ **Beneficiary Account number: GB76CITI18500812384388** **Beneficiary Bank Name: CITIBANK LONDON** **Canada Square Canary Wharf, London E14 5LB** **Swift : CITIGB2L** Sort Code~~: 406384~~ **18-50-08**

The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees (other than fees payable to the Administrative Agent for its own amount) to the applicable Lenders or L/C Issuers. The Lenders shall make any payment under any Loan Document in immediately available Dollars (except that each Sterling Term Loan shall be made in Sterling) and without setoff or counterclaim. Each Revolving Credit Lender shall make each payment for the account of any L/C Issuer or Swingline Lender required pursuant to Section 2.3 or 2.4 (A) if the notice or demand therefor was received by such Lender prior to 11:00 a.m. (New York City time) on any Business Day, on such Business Day and (B) otherwise, on the Business Day following such receipt. Payments received by the Administrative Agent after 1:00 p.m. (New York City time) shall be deemed to be received on the next Business Day.

(b) Computations of Interests and Fees. All computations of interest and of accruing fees shall be made by the Administrative Agent on the basis of a year of 360 days (in the case of Base Rate Loans~~, 365/366 days~~ and~~, in the case of~~ Sterling Term Loans, ~~365~~**365/366** days), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for

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which such interest and fees are payable. Each determination of an interest rate or the amount of a fee hereunder shall be made by the Administrative Agent (including determinations of a Eurocurrency Rate, Base Rate or Sterling Overnight RateDaily Simple SONIA in accordance with the definitions of “Eurocurrency Rate”, “Base Rate” and “Sterling Overnight RateDaily Simple SONIA”, respectively) and shall be conclusive, binding and final for all purposes, absent manifest error. Payment Dates. Whenever any payment hereunder shall be stated to be due on a(c) day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day without any increase in such payment as a result of additional interest or fees; provided, however, that such interest and fees shall continue accruing as a result of such extension of time. Advancing Payments. Unless the Administrative Agent shall have received(d) notice from the applicable Borrower (or the U.S. Borrower on its behalf) to the Lenders prior to the date on which any payment is due hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at (i) in the case of payments denominated in Dollars, the Federal Funds Rate for the first Business Day and thereafter, at the rate applicable to Base Rate Loans under the applicable Facility, and (ii) in the case of payments denominated in Sterling, the interest rate reasonably determined by the Administrative Agent to reflect its cost of funds for the amount advanced by the Administrative Agent on behalf of such Borrower (which determination shall be conclusive absent manifest error, it being understood that the Administrative Agent may, in its sole discretion, for such purpose deem its cost of funds to be equal to the Sterling Overnight RateDaily Simple SONIA). Evidence of Debt. (a) Records of Lenders. Each Lender shallSECTION 2.14 maintain in accordance with its usual practice accounts evidencing Indebtedness of each Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. In addition, each Lender having sold a participation in any of its Loan Document Obligations or having identified an SPV as such to the Administrative Agent, acting as agent of each Borrower solely for this purpose and solely for tax purposes, shall establish and maintain at its address referred to in Section 11.11 (or at such other address as such Lender shall notify to the U.S. Borrower) a record of ownership, in which such Lender shall register by book entry (A) the name and address of each such participant and SPV (and each change thereto, whether by assignment or otherwise) and (B) the rights, interest or obligation of each such participant and SPV in any Loan Document Obligation, in any Commitment and in any right to receive any payment hereunder. Records of Administrative Agent. (i) The Administrative Agent, acting as agent(b) of each Borrower solely for tax purposes and solely with respect to the actions described in this Section 2.14, shall establish and maintain at its address referred to in Section 11.11 (or at such other address as the Administrative Agent shall notify to the U.S. Borrower) (A) a record of ownership (the “Register”) in which (1) the Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Administrative Agent and each Term Loan Lender in the Term Loans and any assignment of any such interest or right and (2) the Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Administrative Agent, 83 [[5628733]]

each Revolving Credit Lender and each L/C Issuer in the Revolving Loans, Swingline Loans and L/C Obligations, each of their obligations under this Agreement to participate in each Swingline Loan, Letter of Credit and L/C Reimbursement Obligation, and any assignment of any such interest, obligation or right and (B) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders and the L/C Issuers, as applicable (and each change thereto pursuant to Sections 2.18 and 11.2), (2) the Commitments of each Lender, (3) the amount of each Loan, each funding of any participation described in clause (A) above and, for Eurocurrency Rate Loans, the Interest Period applicable thereto, (4) the amount of any principal or interest due and payable or paid with respect to Loans recorded in the applicable Register, (5) the amount of the L/C Reimbursement Obligations due and payable or paid and (6) any other payment received by the Administrative Agent from any Borrower and its application to the Loan Document Obligations. Registered Obligations. Notwithstanding anything to the contrary contained in(c) this Agreement, the Loans (including any Notes evidencing such Loans and, in the case of Revolving Credit Commitments, the corresponding obligations to participate in L/C Obligations and Swingline Loans) and the L/C Reimbursement Obligations are registered obligations and the right, title and interest of the Lenders and the L/C Issuers and their assignees in and to such Loans or L/C Reimbursement Obligations, as the case may be, shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 2.14 and Section 11.2 shall be construed so that the Loans and L/C Reimbursement Obligations are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions). Prima Facie Evidence. The entries made in a Register and in the accounts(d) maintained pursuant to clauses (a) and (b) above shall be conclusive absent manifest error and each Borrower, each Guarantor, the Administrative Agent, the Lenders and the L/C Issuers may treat each Person whose name is recorded in the Register or such accounts pursuant to the terms hereof as a Lender hereunder (or the owner of a participation hereunder, as applicable) for all purposes of this Agreement, notwithstanding notice to the contrary; provided, however, that no error in such account and no failure of any Lender or the Administrative Agent to maintain any such account shall affect the obligations of any Loan Party to repay the Loans in accordance with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the L/C Issuers shall treat each Person whose name is recorded in the applicable Register as a Lender or L/C Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or any L/C Issuer shall be available for access by each Borrower, the Administrative Agent, such Lender or such L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. No Lender or L/C Issuer shall, in such capacity, have access to or be otherwise permitted to review any information in the Register other than information with respect to such Lender or L/C Issuer unless otherwise agreed by the Administrative Agent. Notes. Upon any Lender’s request, the applicable Borrower shall promptly(e) execute and deliver Notes to such Lender evidencing the Loans of such Lender under a Facility and substantially in the form of Exhibit B; provided, however, that only one Note for each Facility shall be issued to each Lender, except (i) to an existing Lender exchanging existing Notes to reflect changes in the Register relating to such Lender, in which case the new Notes delivered to such Lender shall be dated the date of the original Notes, and (ii) in the case of loss, destruction or mutilation of existing Notes and similar circumstances. Each Note, if issued, shall only be issued as means to evidence the right, title or interest of a Lender or a registered assignee in and to the related Loan, as set forth in the Register, and in no event shall any Note be considered a bearer instrument or obligation. 84 [[5628733]]

SECTION 2.15 ~~Suspension of Eurocurrency Rate Option~~**Concerning Benchmark Rates**. Notwithstanding any provision to the contrary in this Article 2, the following shall apply:

(a) Interest Rate Unascertainable, Inadequate or Unfair. ~~In~~**Subject to Section 2.15(d), in** the event that (i) the Administrative Agent determines that adequate and fair means do not exist for ascertaining the Eurocurrency Base Rate ~~with respect to any currency~~**or the Daily Simple SONIA, provided that no Benchmark Transition Date shall have occurred at such time,** or (ii) **in the case of Eurocurrency Rate,** the Required Lenders notify the Administrative Agent that the Eurocurrency Rate with respect to any Loans for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall promptly so notify the Borrowers and the Lenders, whereupon the obligation of each Lender to make or to continue Eurocurrency Rate Loans ~~denominated in the~~**or SONIA Loans, as** applicable ~~currency~~ (in the case of clause (ii) above, for such Interest Period) shall be suspended as provided in clause (c) below until the Administrative Agent shall notify the Borrowers that the Administrative Agent (in the case of clause (i) above) or the Required Lenders have determined that the circumstances causing such suspension no longer exist; provided that no Lender shall provide a notice referred to in clause (ii) above unless such Lender is then providing similar notices under other credit facilities that contain provisions similar to those of clause (ii) above.

(b) Illegality. If any Lender determines that the introduction of, or any change in or in the interpretation of, any Requirement of Law after the date of this Agreement shall make it unlawful, or any Governmental Authority shall assert that it is unlawful, for such Lender or its applicable lending office to make Eurocurrency Rate Loans ~~denominated in any currency~~ or to continue to fund or maintain Eurocurrency Rate Loans ~~denominated in any currency~~**,** then, on notice thereof and demand therefor by such Lender to the Borrowers through the Administrative Agent, the obligation of such Lender to make or to continue Eurocurrency Rate Loans ~~denominated in the applicable currency~~ shall be suspended as provided in clause (c) below until such Lender shall, through the Administrative Agent, notify the Borrowers that it has determined that it may lawfully make Eurocurrency Rate Loans.

(c) Effect of Suspension. If the obligation of any Lender to make or to continue Eurocurrency Rate Loans ~~denominated in any currency~~**or SONIA Loans, as applicable,** is suspended as set forth in clause (a) or (b) above, (i) in the case of Loans denominated in Dollars, (A) the obligation of such Lender to convert Base Rate Loans into Eurocurrency Rate Loans (if applicable, for the relevant Interest Period) shall be suspended, (B) such Lender shall make a Base Rate Loan at any time such Lender would otherwise be obligated to make a Eurocurrency Rate Loan (if applicable, for the relevant Interest Period), (C) the U.S. Borrower may revoke any pending Notice of Borrowing or Notice of Conversion or Continuation to make or continue any Eurocurrency Rate Loan or to convert any Base Rate Loan into a Eurocurrency Rate Loan (if applicable, for the relevant Interest Period) and (D) each Eurocurrency Rate Loan (if applicable, for the relevant Interest Period) of such Lender shall automatically and immediately (or, in the case of any suspension pursuant to clause (a) above, on the last day of the current Interest Period thereof) be converted into a Base Rate Loan and (ii) in the case of Loans denominated in Sterling, (A) the obligation of such Lender to ~~make or to~~ continue ~~Eurocurrency Rate~~**SONIA** Loans ~~(if applicable, for the relevant Interest Period)~~ shall be suspended~~,~~ **and** (B) any such Loan ~~required to be made by~~**of** such Lender **then outstanding** shall ~~be made as a Loan that bears~~automatically and immediately **bear** interest at a rate *per annum* equal to the sum of the ~~Sterling Overnight~~**Central Bank** Rate and the Applicable Margin (as applicable to a ~~Eurocurrency Rate~~**SONIA** Loan ~~denominated in Sterling~~), in each case, as in effect from time to time~~, (C) the U.K. Borrower (or the U.S. Borrower on its behalf) may revoke any pending Notice of Borrowing or Notice of Conversion or Continuation to make or continue any Eurocurrency Rate Loan (if applicable, for the relevant Interest Period) and (D) each such Loan (if applicable, for the relevant Interest Period) of such Lender then~~

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outstanding shall automatically and immediately (or, in the case of any suspension pursuant to clause (a) above, on the last day of the current Interest Period thereof) bear interest at a rate referred to in clause (C) above.. Alternate Rate of Interest. If at any time the Administrative Agent determines(d) (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in paragraph (a)(i) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in such paragraph (a)(i) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the U.S. Borrower shall endeavor to establish an alternate rate of interest to that based on the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the applicable currency and of the applicable type at such time, and the Administrative Agent, the U.S. Borrower and the Required Lenders shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin); provided that, to the extent such prevailing market convention is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and the U.S. Borrower; provided further that, if such alternative rate of interest shall be less than (A) in the case of Term Loans, 1.25% per annum, such alternative rate of interest with respect to Term Loans shall be 1.25% per annum and (B) in the case of Revolving Loans, 1.00% per annum, such alternative rate of interest with respect to Revolving Loans shall be 1.00% per annum. Until an alternate rate of interest shall be determined in accordance with this paragraph (d) (but, in the case of the circumstances described in paragraph (a)(i) of this Section, only to the extent the Screen Rate for such Interest Period is not available or published at such time on a current basis), paragraph (c) of this Section shall be applicable.Alternate Rate of Interest. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, as applicable, the Administrative Agent and the U.S. Borrower may amend this Agreement and the other Loan Documents in a manner mutually determined by them to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the U.S. Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment (i) if the then-current Benchmark that is subject to such Benchmark Replacement is Daily Simple SONIA, from Lenders comprising a Majority in Interest of the Sterling Term Loan Lenders and (ii) otherwise, from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-In Election will become effective on the date that (i) if the then-current Benchmark that is subject to such Benchmark Replacement is Daily Simple SONIA, Lenders comprising a Majority in Interest of the Sterling Term Loan Lenders and (ii) otherwise, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Lenders consent to such amendment. No replacement of the then-current Benchmark with a Benchmark Replacement pursuant to this Section 2.15(d) will occur prior to the applicable Benchmark Transition Start Date. In connection with the implementation of a Benchmark(ii) Replacement, the Administrative Agent will have the right to make Benchmark 86 [[5628733]]

Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify U.S. Borrower and(iii) the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-In Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (d)(v) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.15. Notwithstanding anything to the contrary herein or in any other(iv) Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then current Benchmark is a term rate (including Term SOFR or Eurocurrency Base Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. Upon U.S. Borrower’s receipt of notice of the commencement of a(v) Benchmark Unavailability Period, (A) in the case of Benchmark Unavailability Period with respect to the Eurocurrency Base Rate, (I) the U.S. Borrower may revoke any request for borrowing of, conversion to or continuation of Eurocurrency Rate Loans to be made, converted or continued during such Benchmark Unavailability Period, (II) unless revoked pursuant to clause (I) above, any such Borrowing Request for a Eurocurrency Rate Loan shall be deemed a request for a Base Rate Loan, (III) any Notice of Conversion or Continuation that requests the conversion of any Loan to, or continuation of any Loan as, a Eurocurrency Rate Loan during such Benchmark Unavailability Period shall be ineffective and (IV) any Eurocurrency Rate Loan that is outstanding on the date of U.S. Borrower’s receipt of notice of the commencement of such Benchmark Unavailability Period, until 87 [[5628733]]

such time as a Benchmark Replacement for Dollars is implemented pursuant to this Section 2.15(d), shall, on the last day of the current Interest Period applicable to such Loan, be continued as a Base Rate Loan and (B) in the case of Benchmark Unavailability Period with respect to Daily Simple SONIA, any SONIA Loan that is outstanding on the date of U.S. Borrower’s receipt of notice of the commencement of such Benchmark Unavailability Period, until such time as a Benchmark Replacement Sterling is implemented pursuant to this Section 2.15(d), shall bear interest at a rate per annum equal to the sum of the Central Bank Rate and the Applicable Margin (as applicable to a SONIA Loan), in each case, as in effect from time to time. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Breakage Costs; Increased Costs; Capital Requirements. (a) BreakageSECTION 2.16 Costs. Each Borrower shall compensate each Lender, within 30 days of demand from such Lender to such Borrower (with copy to the Administrative Agent), for all losses actually incurred (including, in each case, those incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to prepare to fund, to fund or to maintain the Eurocurrency Rate Loans of such Lender to such Borrower but excluding any loss of the Applicable Margin on the relevant Loans and calculated without regard to any interest rate floor; it being understood that in calculating such losses, such Lender will compare the Eurocurrency Base Rate at the time of setting such rate for the applicable Interest Period and the Eurocurrency Base Rate at the time of the breakage described in the following clauses (i), (ii) or (iii), as applicable) that such Lender may incur (i) to the extent, for any reason other than solely by reason of such Lender being a Defaulting Lender, a proposed Borrowing, conversion into or continuation of Eurocurrency Rate Loans to such Borrower does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation or in a similar request made by telephone by the applicable Borrower (or the U.S. Borrower on its behalf), (ii) to the extent any Eurocurrency Rate Loan to such Borrower is paid (whether through a scheduled, optional or mandatory prepayment) or converted to a Base Rate Loan (including because of Section 2.15) on a date that is not the last day of the applicable Interest Period or (iii) as a consequence of any failure by such Borrower to repay Eurocurrency Rate Loans when required by the terms hereof. Increased Costs. If at any time any Lender or L/C Issuer reasonably determines(b) that, after the date hereof, the adoption of, or any change in or in the interpretation, application or administration of, any Requirement of Law (other than any imposition or increase of Eurocurrency Reserve Requirements) from any Governmental Authority shall have the effect of (i) increasing the cost to such Lender of making, funding or maintaining any Eurocurrency Rate Loan or to agree to do so or of participating, or agreeing to participate, in L/C Obligations, (ii) increasing the cost to such L/C Issuer of Issuing or maintaining any Letter of Credit or of agreeing to do so or (iii) imposing any other cost to such Lender or L/C Issuer with respect to compliance with its obligations under any Loan Document, then, within 30 days of demand by such Lender or L/C Issuer (with copy to the Administrative Agent), the U.S. Borrower shall pay to the Administrative Agent for the account of such Lender or L/C Issuer amounts sufficient to compensate such Lender or L/C Issuer for such increased cost; provided however that this Section 2.16(b) shall not apply to any increase or imposition of any Taxes, which shall be governed by Section 2.17; and provided further, that notwithstanding anything herein to the contrary, (A) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (B) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each 88 [[5628733]]

case pursuant to Basel III, shall in each case be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted or issued. Increased Capital and Liquidity Requirements. If at any time any Lender or L/C(c) Issuer reasonably determines that, after the date hereof, the adoption of, or any change in or in the interpretation, application or administration of, any Requirement of Law (other than any imposition or increase of Eurocurrency Reserve Requirements) from any Governmental Authority regarding capital adequacy or liquidity requirements, reserves, special deposits, compulsory loans, insurance charges against property of, deposits with or for the account of, Loan Document Obligations owing to, or other credit extended or participated in by, any Lender or L/C Issuer or any similar requirement (in each case other than any imposition or increase of Eurocurrency Reserve Requirements) shall have the effect of reducing the rate of return on the capital of such Lender or L/C Issuer (or any corporation controlling such Lender or L/C Issuer) as a consequence of its obligations under or with respect to any Loan Document or Letter of Credit to a level below that which, taking into account the capital adequacy policies of such Lender, L/C Issuer or corporation, such Lender, L/C Issuer or corporation could have achieved but for such adoption or change, then, within 30 days of demand from time to time by such Lender or L/C Issuer (with a copy of such demand to the Administrative Agent), the U.S. Borrower shall pay to the Administrative Agent for the account of such Lender amounts sufficient to compensate such Lender for such reduction; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted or issued. Compensation Certificate. Each demand for compensation under this Section(d) 2.16 shall be accompanied by a certificate of the Lender or L/C Issuer claiming such compensation, setting forth the amounts to be paid hereunder, which certificate shall be conclusive, binding and final for all purposes, absent manifest error; provided that (i) no Lender shall make any such demand unless such Lender is then making similar demands under other credit facilities that contain provisions similar to those of those of this Section 2.16 and (ii) the U.S. Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to the clauses (b) and (c) above for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender or such L/C Issuer notifies the U.S. Borrower of the change in Requirement of Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the change in Requirement of Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). In determining such amount, such Lender or L/C Issuer may use any reasonable averaging and attribution methods. Taxes. (a) Payments Free and Clear of Taxes. Except as otherwiseSECTION 2.17 provided in this Section 2.17, each payment by any Loan Party under any Loan Document shall be made free and clear of all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments, fees and all liabilities imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto with respect thereto (and without deduction for any of them) (collectively, “Taxes”) other than for (i) Taxes measured by net income (including branch profits Taxes and alternative minimum tax) and franchise Taxes, in each case imposed on any Secured Party as a result of (A) such Secured Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office location in, the 89 [[5628733]]

jurisdiction imposing such Tax or any political subdivision thereof or therein or (B) a present or former connection between such Secured Party and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than such connection arising solely from any Secured Party having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document), (ii) Taxes that are attributable to or would not have arisen or been levied or imposed but for the failure by any Secured Party to deliver the documentation required to be delivered pursuant to, in respect of Taxes imposed by the United States, clause (g) or, in respect of Taxes imposed by the United Kingdom, clause (h) below, (iii) any withholding Tax imposed under FATCA, and (iv) any Excluded U.K. Taxes (all Taxes imposed on or with respect to any payment made by or on account of any obligation of the Loan Party under any Loan Document and not excluded by the preceding clauses (i), (ii), (iii) and (iv) or the proviso in Section 2.17(b) shall be collectively referred to as “Non-Excluded Taxes”), except as required by applicable law. Gross-Up. If any Taxes shall be required by law to be deducted from or in(b) respect of any amount payable by or on account of a Loan Party under any Loan Document to any Recipient (i) in the case of Non-Excluded Taxes, such amount shall be increased as necessary to ensure that, after all required deductions for Non-Excluded Taxes are made (including deductions applicable to any increases to any amount under this Section 2.17), such Recipient receives the amount it would have received had no such deductions been made, (ii) the relevant Loan Party shall make or cause to be made such deductions, (iii) the relevant Loan Party shall timely pay or cause to be paid the full amount deducted to the relevant taxing authority or other authority in accordance with applicable Requirements of Law and (iv) within 30 days after such payment is made, the relevant Loan Party shall deliver or cause to be delivered to the Administrative Agent an original or certified copy of a receipt evidencing such payment (or such other documentation reasonably satisfactory to the Administrative Agent, which in the case of U.K. income tax withheld or deducted from interest shall be a statement under section 975 of the ITA ); provided, however, that no such increase shall be made with respect to, and no Loan Party shall be required to indemnify any Recipient pursuant to clause (d) below for, withholding Taxes to the extent that the obligation to withhold amounts existed on the date that such Recipient became a party to this Agreement with respect to the Loan, Letter of Credit or Commitment under which such Recipient makes a claim under this clause (b), except in each case to the extent such Recipient is a direct or indirect assignee (other than pursuant to Section 2.18) of any other Recipient that was entitled, at the time the assignment of such other Recipient became effective, to receive additional amounts under this clause (b) (but only to the extent such other Recipient was entitled to receive additional amounts under this clause (b)) and provided that it shall be assumed for the purposes of this clause (b) that no obligation exists to make any deduction or withholding for or in respect of U.K. Taxes to any U.K. Treaty Lender on and from the date that the U.K. Treaty Lender becomes a party to this Agreement. Other Taxes. In addition, each Borrower agrees to pay, and authorizes the(c) Administrative Agent to pay in its name, any stamp, court or documentary, intangible, recording, filing or similar Taxes imposed by any applicable Requirement of Law or Governmental Authority and all Liabilities with respect thereto (including by reason of any delay in payment thereof), in each case arising from the execution, delivery, performance, enforcement or registration of, or from the receipt or perfection of a security interest under, any Loan Document or any transaction contemplated therein, in each case with respect to such Borrower and except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18 (collectively, “Other Taxes”). Within 30 days after the date of any payment of (i) Taxes deducted from or in respect of any amount payable under any Loan Document to any Secured Party or (ii) Other Taxes by any Loan Party, the applicable Borrower (or the U.S. Borrower on its behalf) shall furnish to the Administrative Agent, at its address referred to in Section 11.11, the original or a certified copy of a receipt evidencing payment thereof (or such other documentation reasonably satisfactory to the Administrative Agent). 90 [[5628733]]

Indemnification by Each Borrower. Each Borrower shall reimburse and(d) indemnify, within 30 days after receipt of demand therefor (with copy to the Administrative Agent), each Recipient for all Non-Excluded Taxes and Other Taxes with respect to such Borrower (including any Non-Excluded Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.17) paid by such Recipient and any Liabilities arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted; provided, however, that no Borrower shall be obligated to make payment to any such Recipient for penalties, interest and other liabilities attributable to any Non-Excluded Taxes or Other Taxes arising from the gross negligence or willful misconduct of such Recipient. A certificate of the Recipient (or of the Administrative Agent on behalf of such Recipient ) claiming any compensation under this clause (d), setting forth the amounts to be paid thereunder and delivered to the U.S. Borrower with copy to the Administrative Agent, shall be conclusive, binding and final for all purposes, absent manifest error. In determining such amount, the Administrative Agent and such Recipient may use any reasonable averaging and attribution methods. Indemnification by the Lenders. Each Lender shall severally indemnify, within(e) 10 days after demand therefor, (i) the Administrative Agent for any Non-Excluded Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Non-Excluded Taxes and without limiting the obligation of the Loan Parties to do so), (ii) the Administrative Agent and the Loan Parties for any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.2(f) relating to the maintenance of a Participant Register and (iii) the Administrative Agent and the Loan Parties for any Taxes (other than Non-Excluded Taxes) attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Loan Parties in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or a Loan Party shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent and the Loan Parties to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent or the Loan Parties to the Lender from any other source against any amount due to the Administrative Agent or the Loan Parties under this clause (e). Mitigation. Any Lender claiming any additional amounts payable pursuant to(f) this Section 2.17 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the reasonable determination of such Lender, be otherwise disadvantageous to such Lender. Tax Forms. (i) Any Secured Party that is entitled to an exemption from, or(g) reduction of, withholding Tax with respect to payments made under this Agreement or any other Loan Document by a U.S. Loan Party shall deliver to the U.S. Borrower and the Administrative Agent, at the time or times reasonably requested by the U.S. Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the U.S. Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding imposed, in each case, by the United States. In addition, any Secured Party, if reasonably requested by the U.S. Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the U.S. Borrower or the Administrative Agent as will enable the U.S. Borrower or the Administrative Agent to determine whether or not such Secured Party is subject to backup withholding or information reporting requirements. 91 [[5628733]]

Without limiting the generality of the foregoing:(ii) Each Non-U.S. Lender Party that, at any of the following times,(A) is entitled to an exemption from United States withholding tax or is subject to such withholding tax at a reduced rate under an applicable tax treaty, shall (w) on or prior to the date such Non-U.S. Lender Party becomes a “Non-U.S. Lender Party” hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (i) and (z) from time to time if requested by the U.S. Borrower or the Administrative Agent (or, in the case of a participant or SPV, the relevant Lender), provide the Administrative Agent and the U.S. Borrower (or, in the case of a participant or SPV, the relevant Lender) with two properly completed and duly executed copies of each of the following, as applicable: (A) Forms W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business), W-8BEN or W-8BEN-E (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or any successor forms and/or W-8IMY (together with any required accompanying forms), (B) in the case of a Non-U.S. Lender Party claiming exemption under Sections 871(h) or 881(c) of the Code, Form W-8BEN or W-8BEN-E (claiming exemption from U.S. withholding tax under the portfolio interest exemption) or any successor form and a certificate in form and substance acceptable to the Administrative Agent that such Non-U.S. Lender Party is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (C) any other applicable document prescribed by the IRS certifying as to the entitlement of such Non-U.S. Lender Party to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender Party under the Loan Documents. Unless the U.S. Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender Party are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Loan Parties and the Administrative Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate. Each U.S. Lender Party shall (A) on or prior to the date such(B) U.S. Lender Party becomes a “U.S. Lender Party” hereunder, (B) on or prior to the date on which any such form or certification expires or becomes obsolete, (C) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (g) and (D) from time to time if requested by the U.S. Borrower or the Administrative Agent (or, in the case of a participant or SPV, the relevant Lender), provide the Administrative Agent and the U.S. Borrower (or, in the case of a participant or SPV, the relevant Lender) with two properly completed and duly executed copies of Form W-9 (certifying that such U.S. Lender Party is entitled to an exemption from U.S. backup withholding tax) or any successor form. If a payment made to a Recipient under any Loan Document would be(iii) subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the 92 [[5628733]]

Administrative Agent and the U.S. Borrower (or, in the case of a participant or SPV, the relevant Lender) at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Agent or the U.S. Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Agent or the U.S. Borrower (or, in the case of a participant or SPV, the relevant Lender) as may be necessary for the Administrative Agent or the U.S. Borrower (or, in the case of a participant or SPV, the relevant Lender) to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender having sold a participation in any of its Loan Document(iv) Obligations or identified an SPV as such to the Administrative Agent shall collect from such participant or SPV the documents described in this clause (g) and provide them to the Administrative Agent. Each Lender agrees that if any documentation (including any specific documentation required above in this Section 2.17(g)) it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall deliver to the U.S. Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the U.S. Borrower or the Administrative Agent) or promptly notify the U.S. Borrower and the Administrative Agent in writing of its legal ineligibility to do so. Notwithstanding anything to the contrary in this Section 2.17(g), no Lender shall be required to provide any documentation that such Lender is not legally eligible to deliver. (i) Subject to paragraph (h)(ii) below, each Lender and each U.K. Loan Party(h) that makes a payment to such Lender shall cooperate in completing any procedural formalities necessary for such U.K. Loan Party to obtain authorization to make such payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom. (A) A Lender that is such on the Fourth Amendment Effective Date that(ii) (x) holds a passport under the HMRC DT Treaty Passport Scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each U.K. Loan Party or the Administrative Agent; and a Lender that becomes a Lender hereunder after the Closing(B) Date that (x) holds a passport under the HMRC DT Treaty Passport Scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each U.K. Loan Party or the Administrative Agent, and upon satisfying either clause (A) or (B) above, such Lender shall(C) have satisfied its obligation under paragraph (h)(i) above and shall not be required to provide any further documentation to the U.K. Loan Party or the Administrative Agent for the purposes of Section 2.17(a). If a Lender has confirmed its scheme reference number and its(iii) jurisdiction of tax residence in accordance with paragraph (h)(ii) above, the U.K. Loan Party 93 [[5628733]]

shall make a Borrower DTTP Filing with respect to such Lender, and shall promptly provide such Lender with a copy of such filing; provided that, if: each U.K. Loan Party making a payment to such Lender has not(A) made a Borrower DTTP Filing in respect of such Lender; or each U.K. Loan Party making a payment to such Lender has(B) made a Borrower DTTP Filing in respect of such Lender but: (1) such Borrower DTTP Filing has been rejected by HM Revenue & Customs; (2) HM Revenue & Customs has not given such U.K. Loan Party authority to make payments to such Lender without a deduction for tax within 60 days of the date of such Borrower DTTP Filing; or (3) HM Revenue & Customs has given the relevant U.K. Loan Party authority to make payments to such Lender without a tax deduction but such authority has subsequently been revoked or expired, and in each case, such U.K. Loan Party has notified such Lender in writing, then such Lender and such U.K. Loan Party shall co-operate in completing any additional procedural formalities necessary for such U.K. Loan Party to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom. If a Lender has not confirmed its scheme reference number and(iv) jurisdiction of tax residence in accordance with paragraph (h)(ii) above, no U.K. Loan Party shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport Scheme in respect of such Lender’s Commitments or Loans unless such Lender otherwise agrees. Each Lender shall notify the U.K. Borrower or the Administrative Agent(v) if it determines in its sole discretion that it is ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by any U.K. Loan Party hereunder. Notwithstanding anything to the contrary in this Section 2.17(h), no Lender shall be required to provide any documentation that such Lender is not legally eligible to deliver. Survival. Each party’s obligations under this Section 2.17 shall survive the(i) resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Tax Treatment. For the avoidance of doubt, the parties hereto shall not treat the(j) Loans as “contingent payment debt instruments” as defined in Treasury Regulations Section 1.1275-4 on their tax returns. Certain Refunds. If any party determines, in its sole discretion exercised in good(k) faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts paid pursuant to this Section), it shall pay to the 94 [[5628733]]

indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this paragraph the payment of which would place such indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. U.K. Interest Deferral. Provided that the U.K. Borrower has submitted its Form(l) DTTP2 in respect of the Sterling Term Loan for which any U.K. Treaty Lender in respect of that Loan has provided its DT Treaty Passport scheme information pursuant to Section 2.17(h) to the U.K. Borrower (including under Section 2.17(m)) within five (5) Business Days of receipt of such information, or if later, five (5) Business Days following the Fourth Amendment Effective Date, the U.K. Borrower shall be entitled (but not obligated) to defer any payment of interest due to a Lender that is a U.K. Treaty Lender until such time as H.M. Revenue and Customs has issued a direction in respect of such payments to the U.K. Borrower under regulation 2(2) of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488) (a “Gross Payment Direction”). If the U.K. Borrower wishes to defer a payment of interest pursuant to this Section 2.17(l), it shall notify the Administrative Agent in writing at least three (3) Business Days prior to the date on which such payment of interest would otherwise be due and payable. Any interest payment of which is deferred under this Section 2.17(l) shall accrue interest on the amount thereof so deferred during the period of deferral, as if such interest constituted a principal amount of the Sterling Term Loan on which such deferred interest accrued, and such deferred interest (including accrued interest thereon) shall be payable in arrears on the first date after the receipt by the U.K. Borrower of the Gross Payment Direction on which interest is due and payable in respect of Sterling Term Loans under Section 2.9(b), on which date all such deferred interest (and accrued interest thereon) shall become due and payable (it being understood and agreed, however, that the U.K. Borrower may elect, in its sole discretion, to pay such deferred interest (including any accrued interest thereon) at any earlier date). For the avoidance of doubt, the non-payment of any amount of interest (and any interest thereon) which has been deferred and has not fallen due for payment in accordance with this Section 2.17(l) shall not constitute a Default or a breach of any obligation of the U.K. Borrower under this Agreement. The U.K. Borrower will promptly notify any U.K. Treaty Lender to which this paragraph applies when the U.K. Borrower submits its Form DTTP2 or other information required to receive a Gross Payment Direction, of any communication that it receives from or has with H.M. Revenue and Customs in respect of any application for a Gross Payment Direction (including under the HMRC DT Treaty Passport scheme) and when it receives the relevant Gross Payment Direction. For the purpose of Sections 2.17(h) and 2.17(l), CDPQ Revenu Fixe Inc(m) confirms and hereby notifies the U.K. Borrower and the Administrative Agent that for the purposes of the HMRC DT Treaty Passport scheme its scheme reference number is 03/C/372247/DTTP and its jurisdiction of tax residence is Canada. 95 [[5628733]]

Substitution of Lenders. (a) Substitution Right. In the event that anySECTION 2.18 Lender under any Facility (an “Affected Lender”) (i) makes a claim under clause (b) or (c) of Section 2.16, (ii) notifies any Borrower pursuant to Section 2.15(b) that it becomes illegal for such Lender to continue to fund or make any Eurocurrency Rate Loan under any Facility, (iii) makes a claim for payment pursuant to Section 2.17 or any Borrower is required to pay any Taxes to any Governmental Authority for the account of such Lender pursuant to Section 2.17, (iv) becomes a Defaulting Lender or (v) does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Required Lenders (or, in circumstances where Section 11.1 does not require the consent of the Required Lenders, a Majority in Interest of the Lenders under the applicable Facility) is obtained but that requires the consent of other Lenders, the Borrowers may (x) terminate all the Commitments of such Lender and repay all the outstanding Loan Document Obligations owed to such Lender (or terminate the Commitment of such Lender under the applicable Facility and repay all the outstanding Loan Document Obligations owed to such Lender under the applicable Facility), in each case, without any obligation to terminate any Commitment or prepay any Loan or any other Loan Document Obligations of any other Lender or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 11.2), all of its interests, rights and obligations under this Agreement (or all of its interests, rights and obligations under this Agreement as a Lender under the applicable Facility) to an assignee permitted by Section 11.2 that assumes such obligations (which assignee may be another Lender, if any Lender accepts such assignment and delegation) (in each case, a “Substitute Lender”). Procedure. To pay in full the Loan Document Obligations owed to any Affected(b) Lender or to substitute any Affected Lender, in each case, under any Facility, the applicable Borrower shall deliver a notice to the Administrative Agent and such Affected Lender. The effectiveness of such payment or substitution shall be subject to the delivery to the Administrative Agent by the Borrowers (or, as may be applicable in the case of a substitution, by the Substitute Lender) of (i) payment by the applicable Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) to the Administrative Agent, for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effective date for such payment or substitution, all Loan Document Obligations owing to such Affected Lender under such Facility (including those that will be owed because of such payment), (ii) in the case of a payment in full of the Loan Document Obligations owing to such Affected Lender under the Revolving Credit Facility, payment to the Administrative Agent of any amount that, after giving effect to the termination of the Commitment of such Affected Lender, is required to be paid pursuant to Section 2.8(d) and (iii) in the case of a substitution, (A) payment to the Administrative Agent of the assignment fee set forth in Section 11.2(c) and (B) delivery by the Substitute Lender of an Assignment (or such other assignment and/or assumption agreement reasonably satisfactory to the Administrative Agent, the U.S. Borrower and the Substitute Lender). Effectiveness. Upon satisfaction of the conditions set forth in clause (b) above,(c) the Administrative Agent shall record the applicable substitution or payment in the Register, whereupon (i) in the case of any payment in full of the Loan Document Obligations owed to the applicable Affected Lender under any Facility, such Affected Lender’s Commitment under such Facility shall be terminated and (ii) in the case of any substitution under any Facility, (A) such Affected Lender shall sell and be relieved of, and the Substitute Lender shall purchase and assume, all rights and claims of such Affected Lender under the Loan Documents with respect to such Facility, except that such Affected Lender shall retain such rights expressly providing that they survive the repayment of the Loan Document Obligations and the termination of the Commitments, (B) the Substitute Lender shall become a “Lender” hereunder having a Commitment under such Facility in the amount of such Affected Lender’s Commitment under such Facility and (C) such Affected Lender shall execute and deliver to the Administrative Agent an Assignment to evidence such substitution and deliver any Note in its possession with respect to such 96 [[5628733]]

Facility; provided, however, that the failure of such Affected Lender to execute any such Assignment or deliver any such Note shall not render such sale and purchase (or the corresponding assignment) invalid. Incremental Facilities.SECTION 2.19 The U.S. Borrower may, subject to paragraph (j) of this Section 2.19, request(a) (i) prior to the Revolving Credit Termination Date, an increase to the Revolving Credit Commitments (any such increase, an “Incremental Revolving Credit Facility” and the commitments in respect thereof, the “Incremental Revolving Credit Commitments”) and (ii) prior to the Term Loan Maturity Date, the establishment of an additional tranche or tranches of term loans under this Agreement or an increase to an existing Term Loan Facility (any such additional tranche or increase, an “Incremental Term Loan Facility” and the commitments in respect thereof, the “Incremental Term Loan Commitments”) in an aggregate outstanding principal amount not to exceed the Incremental Cap (as in effect at the time of the relevant determination). (i) Each Incremental Facility shall be in an aggregate principal amount that is not(b) less than $5,000,000 (or, if denominated in Sterling, £5,000,000) or such lesser amount as shall be the remaining amount of the Incremental Cap or to which the Administrative Agent may reasonably agree and (ii) the aggregate amount of the Incremental Revolving Credit Commitments established after the FourthFifth Amendment Effective Date shall not exceed $15,000,000. Any Incremental Term Loan Facility shall have such terms as shall be(c) determined by the applicable Borrower and the Lenders providing such Incremental Term Loan Facility; provided that: Incremental Term Loans shall rank pari passu in right of payment and of(i) security with the other Term Loans; Incremental Term Loans shall not have an Incremental Term Loan(ii) Maturity Date that is earlier than the Term Loan Maturity Date; Incremental Term Loans shall not have a Weighted Average Life to(iii) Maturity that is shorter than the Weighted Average Life to Maturity of any other Term Loans (other than, in the case of any increase to an existing Term Loan Facility, to the extent required to preserve fungibility for Tax purposes); no Incremental Term Loans mayshall not be (A) guaranteed by any(iv) Person that is not a Loan Party, (B) secured by any assets other than the Collateral or (C) incurred by any Person other than a Borrower; (A)(x) if the All-In Yield on the Incremental Term Loans (determined on(v) the date of the making of such Incremental Term Loans) denominated in Dollars shall exceed the All-In Yield at such time on the existing Dollar Term Loans, the existing Delayed-Draw Dollar Term Loans or the existing Revolving Loans (determined on such date but prior to any adjustment under this clause (v)) by more than 0.50%, then the Applicable Margin then in effect for the existing Dollar Term Loans, the existing Delayed-Draw Dollar Term Loans or the existing Revolving Loans, as applicable, shall automatically be increased to the extent required in order for the All-In Yield on the existing Dollar Term Loans, the existing Delayed-Draw Dollar Term Loans or the existing Revolving Loans, as applicable, to be not more than 0.50% lower than the All-In Yield on such Incremental Term Loans and (y) if the All-In Yield on the 97 [[5628733]]

Incremental Term Loans (determined on the date of the making of such Incremental Term Loans) denominated in Sterling shall exceed the All-In Yield at such time on the Dollar Term Loans or the Delayed-Draw Dollar Term Loans (determined on such date but prior to any adjustment under this clause (v)) by more than 1.00%, then the Applicable Margin then in effect for the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, shall automatically be increased to the extent required in order for the All-In Yield on the Dollar Term Loans or the Delayed-Draw Dollar Term Loans, as applicable, to be not more than 1.00% lower than the All-In Yield on such Incremental Term Loans; provided, in each case, that any increase in the All-In Yield applicable to the existing Dollar Term Loans, the existing Delayed-Draw Dollar Term Loans or the existing Revolving Loans due to the application of any interest rate floor with respect to such Incremental Term Loans may, at the election of the U.S. Borrower, be effected through an increase in the corresponding interest rate floor with respect to the existing Dollar Term Loans, the existing Delayed-Draw Dollar Term Loans or the existing Revolving Loans, as applicable and (B) if the All-In Yield on the Incremental Term Loans (determined on the date of the making of such Incremental Term Loans) denominated in Sterling shall exceed the All-In Yield at such time on the existing Sterling Term Loans (determined on such date but prior to any adjustment under this clause (v)) by more than 0.50%, then the Applicable Margin then in effect for the existing Sterling Term Loans shall automatically be increased to the extent required in order for the All-In Yield on the existing Sterling Term Loans to be not more than 0.50% lower than the All-In Yield on such Incremental Term Loans; provided that any increase in the All-In Yield applicable to the existing Sterling Term Loans due to the application of any interest rate floor with respect to such Incremental Term Loans may, at the election of the U.K. Borrower, be effected through an increase in the corresponding interest rate floor with respect to the existing Sterling Term Loans; the proceeds of the Incremental Term Loans shall be used solely as(vi) permitted by Section 7.9(b); the covenants and events of default applicable to any Incremental Term(vii) Loans are either (x) substantially identical to or, taken as a whole, no more favorable to the Lenders providing such Incremental Term Loans than those applicable to the Term Loans existing at the time of incurrence of such Incremental Term Loans (in each case, as determined by the U.S. Borrower); provided that this clause (vii) will not apply (A) for the avoidance of doubt, to interest rate, fees, funding discounts and other pricing terms, redemption, prepayment or other premiums or optional prepayment terms, and (B) to covenants and events of default that are (x) applied to such existing Term Loans (so that existing Term Loan Lenders also receive the benefit of such provisions) and/or (y) applicable only to periods after the latest Maturity Date then applicable to such existing Term Loans; provided further that a certificate of the U.S. Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Incremental Term Loans (or such shorter period as may be agreed by the Administrative Agent), together with a reasonably detailed description of the material covenants and events of default applicable to such Incremental Term Loans or drafts of the documentation relating thereto, stating that the U.S. Borrower has reasonably determined in good faith that such covenants and events of default satisfy the foregoing requirement shall be conclusive evidence that such covenants and events of default satisfy the foregoing requirement unless the Administrative Agent notifies the U.S. Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees); 98 [[5628733]]

Incremental Term Loans may participate on a pro rata or less than pro(viii) rata basis (but not in any event on a greater than pro rata basis) in any voluntary or mandatory prepayment of Term Loans; and on the date of the borrowing of any Incremental Term Loans that will be(ix) an increase to any existing Term Loan Facility, notwithstanding anything to the contrary in Section 2.2 or elsewhere in this Agreement, (A) such Incremental Term Loans shall be of the same Type as (and, in the case of Eurocurrency Rate Loans, shall have an initial Interest Period equal to the sameremaining Interest Period applicable to) as the other Term Loans under such Facility then outstanding (and, if the othersuch Term Loans under such Facilitythen outstanding shall be of more than one Type or shall have more than one Interest Period, such Incremental Term Loans shall be allocated thereto on a pro rata basis)among such Types, and among such Interest Periods, ratably), and (B) the payment of interest on the Term Loans under such Facility (including such Incremental Term Loans) shall be allocated by the Administrative Agent among the Lenders of such Term Loans in a manner that reflects the actual number of days of interest accrued on the outstanding principal amount of such Incremental Term Loans compared to the actual number of days of interest accrued on such Term Loans then outstanding; it being acknowledged that the application of this clause (ix) may result in such Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Term Loans under such Facility and which end on the last day of such Interest Period. Each Incremental Revolving Credit Commitment shall be an increase to the(d) Revolving Credit Facility. The Incremental Revolving Loans (i) shall rank pari passu in right of payment and of security with the other Revolving Loans and shall mature on the Revolving Credit Termination Date and (ii) shall be on the same terms and pursuant to the same documentation as the other Revolving Loans. No Lender shall have any obligation to provide any Incremental Commitment,(e) and any decision by a Lender to provide any Incremental Commitment shall be made in its sole discretion independently from any other Lender. Existing Lenders will not have any right to participate in, and will not have any right of first refusal or other right to provide all or any portion of, any Incremental Commitment except to the extent the U.S. Borrower in its discretion chooses to invite or include any such existing Lender (which may or may not apply to all existing Lenders and may or may not be pro rata among existing Lenders). The U.S. Borrower may designate any bank or other financial institution or institutional investor (which may be, but need not be, one or more of the existing Lenders) to provide any Incremental Commitment, and, if such other bank or other financial institution or institutional investor is not a party to this Agreement (an “Additional Lender”), such Additional Lender shall become a party to this Agreement pursuant to the Incremental Amendment; provided, however, that any Additional Lender must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld, delayed or conditioned, if the consent of the Administrative Agent would be required under Section 11.2 for an assignment of Loans to such Additional Lender; provided further that any Additional Lender that is an Affiliated Lender shall be subject to Section 11.2(g) as if it became a Lender by way of an assignment. Incremental Commitments shall become Commitments under this Agreement(f) pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the U.S. Borrower (and, in the case of any Incremental Commitments extended to it, the U.K. Borrower), each Lender agreeing to provide such Incremental Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental 99 [[5628733]]

Amendment may, subject to clauses (c) and (d) of this Section 2.19, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the U.S. Borrower, to effect the provisions of this Section 2.19. The Administrative Agent agrees that its consent to any amendment to this Agreement or any other Loan Document as contemplated above, or to the form and substance of any Incremental Amendment, will not be unreasonably withheld, delayed or conditioned, provided that the operation and agency provisions contained in the Incremental Amendment shall be reasonably satisfactory to the Administrative Agent. The effectiveness of any Incremental Amendment shall be, in each case except as set forth in Section 1.3(c) or 2.19(i), subject to: (i) the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 3.2, (ii) the payment of fees and expenses owing in respect of the applicable Incremental Facility to the Administrative Agent and the Lenders and (iii) such other conditions as the parties thereto shall agree. This Section 2.19 shall supersede any provisions in Section 11.1 or 11.9 to the(g) contrary. Upon the effectiveness of any Incremental Revolving Credit Commitments, the(h) outstanding Revolving Loans (and participations in outstanding Letters of Credit and Swingline Loans) shall be adjusted as determined by the Administrative Agent so that the outstanding Revolving Loans (and participations in outstanding Letters of Credit and Swingline Loans) of the Revolving Credit Lenders shall equal their Pro Rata Shares, in each case, after giving effect to such Incremental Revolving Credit Commitments. Notwithstanding anything to the contrary in this Section 2.19 or in any other(i) provision of any Loan Document (including Section 3.2), if the proceeds of any Incremental Facility are intended to be applied to finance a Limited Condition Acquisition and the lenders providing such Incremental Facility so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality (including the making and accuracy of customary “specified representations” as may be agreed by the U.S. Borrower and the lenders providing such Incremental Facility). Notwithstanding anything to the contrary in this Section 2.19, no(j) Incremental Facility may be established or provided for under this Section 2.19 until the Delayed-Draw Dollar Term Loan Commitment Termination Date. Extensions/Modifications.SECTION 2.20 Extension/Modification Offers. Pursuant to one or more offers (each, an(a) “Extension/Modification Offer”) made from time to time by any Borrower to all the Lenders under any Facility on a pro rata basis, such Borrower may extend the Maturity Date applicable to such Facility and/or otherwise modify the terms of the Loans and/or Commitments under such Facility on the terms set forth in the applicable Extension/Modification Offer (each such extension and/or modification, an “Extension/Modification”; and the Loans and Commitments extended or otherwise modified pursuant to an Extension/Modification, the “Extended/Modified Loans” or “Extended/Modified Commitments”, respectively). The terms of an Extension/Modification Offer shall be determined by the applicable Borrower, and Extension/Modification Offers may contain one or more conditions to their effectiveness, including a condition that a minimum amount of Loans and/or Commitments under any or all applicable Facilities be tendered (it being agreed that if the aggregate outstanding principal amount of such Loans (calculated on the face amount thereof) and/or Commitments in respect of which Lenders have tendered in such Extension/Modification Offer exceeds the maximum aggregate principal amount of Loans and/or Commitments offered to be extended and/or modified pursuant to such Extension/Modification Offer, 100 [[5628733]]

then the Loans and/or Commitments of such Lenders will be accepted in such Extension/Modification Offer ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension/Modification Offer). There is no requirement that any Extension/Modification Offer or Extension/Modification Amendment be subject to any “most favored nation” pricing provisions. Extension/Modification Amendments. The Lenders hereby irrevocably(b) authorize the Administrative Agent, without the consent of any Lender (other than the applicable Extending/Modifying Lenders) to enter into amendments to this Agreement and the other Loan Documents (an “Extension/Modification Amendment”) as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the U.S. Borrower, to establish new tranches in respect of Extended/Modified Loans and/or Extended/Modified Commitments or otherwise to give effect to the provisions of this Section 2.20, including ratable reductions of the remaining scheduled amortization installments of the Term Loans subject to the applicable Extension/Modification Offer to reflect the conversion thereof into Extended/Modified Loans. This Section 2.20 shall supersede any provisions in Sections 11.1 and 11.9 to the contrary. Extensions and modifications will not constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. Terms of Extension/Modification Offers and Extension/Modification(c) Amendments. The terms of any Extended/Modified Loans and Extended/Modified Commitments will be set forth in an Extension/Modification Offer and as agreed between the applicable Borrower and the Extended/Modified Lenders accepting such Extension/Modification Offer; provided that: the final maturity date of such Extended/Modified Loans and(i) Extended/Modified Commitments will be no earlier than the Maturity Date applicable to the Loans and/or Commitments subject to such Extension/Modification Offer; the Weighted Average Life to Maturity of any Extended/Modified Loans(ii) that are Term Loans will be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans subject to such Extension/Modification Offer; any Extended/Modified Loans that are Term Loans may participate on a(iii) pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments of Term Loans; such Extended/Modified Loans and Extended/Modified Commitments(iv) aremay not be secured by any assets or property that does not constitute Collateral; such Extended/Modified Loans and Extended/Modified Commitments(v) aremay not be guaranteed by any Subsidiary of the U.S. Borrower other than a Guarantor; and the covenants and events of default applicable to Extended/Modified(vi) Loans and/or Extended/Modified Commitments are substantially identical to, or, taken as a whole, no more favorable to the Lenders providing such Extended/Modified Loans and/or Extended/Modified Commitments than those applicable to the Loans and/or Commitments subject to such Extension/Modification Offer (in each case, as determined by the U.S. Borrower); provided further, a certificate of the U.S. Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the effectiveness of the applicable Extension/Modification Amendment, together with a reasonably detailed description of the material covenants of such Extended/Modified Loans and/or Extended/Modified Commitments 101 [[5628733]]

or drafts of the documentation relating thereto, stating that the U.S. Borrower has reasonably determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the U.S. Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees); provided, further, that this clause (vi) will not apply: to (1) terms addressed in the preceding clauses (i), (ii), (iii), (iv)(A) and (v), (2) for the avoidance of doubt, interest rate, fees, funding discounts and other pricing terms, redemption, prepayment or other premiums or optional prepayment terms and (3) covenants and events of default that are (x) applied to the existing Loans and/or Commitments subject to such Extension/Modification Offer and/or (y) applicable only to periods after the latest Maturity Date then applicable to such existing Loans and/or Commitments subject to such Extension/Modification Offer; or if, after giving effect to such Extension/Modification, no Loans(B) and/or Commitments subject to such Extension/Modification Offer shall remain outstanding or in effect. Any Extended/Modified Loans will constitute a separate tranche of Loans from the Loans subject to the applicable Extension/Modification Offer, and any Extended/Modified Commitments will constitute a separate tranche of Commitments from the Commitments subject to the applicable Extension/Modification Offer. Extension/Modification of Revolving Credit Commitments. In the case of any(d) Extension/Modification of Revolving Credit Commitments and/or Revolving Loans, the following shall apply: all borrowings and all prepayments of Revolving Loans shall continue to(i) be made on a ratable basis among all Revolving Credit Lenders, based on the relative amounts of their Revolving Credit Commitments, until the repayment of the Revolving Loans attributable to the non-extended and/or non-modified Revolving Credit Commitments on the relevant Maturity Date; the allocation of the participation exposure with respect to any(ii) then-existing or subsequently issued or made Letter of Credit or Swingline Loan as between the Revolving Credit Commitments of such new tranche and the remaining Revolving Credit Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Maturity Date relating to such non-extended and/or non-modified Revolving Credit Commitments has occurred; no termination of extended and/or modified Revolving Credit(iii) Commitments and no repayment of extended and/or modified Revolving Loans accompanied by a corresponding permanent reduction in extended and/or modified Revolving Credit Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of each other tranche of Revolving Loans and Revolving Credit Commitments (or each other tranche of Revolving Credit Commitments and Revolving Loans shall have otherwise been terminated and repaid in full); and 102 [[5628733]]

the Scheduled Revolving Credit Termination Date with respect to the(iv) Revolving Credit Commitments may not be extended and/or modified without the prior written consent of the L/C Issuers and the Swingline Lender. Required Consents. No consent of any Lender or any other Person will be(e) required to effectuate any Extension/Modification, other than the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned), the U.S. Borrower (and, in the case of an Extension/Modification Offer with respect to the Sterling Term Loans, the U.K. Borrower) and the applicable Extending/Modifying Lender. The transactions contemplated by this Section 2.20 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended/Modified Loans on such terms as may be set forth in the relevant Extension/Modification Offer) will not require the consent of any other Lender or any other Person, and the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension/Modification or any other transaction contemplated by this Section 2.20 will not apply to any of the transactions effected pursuant to this Section 2.20. Defaulting Lenders. Notwithstanding anything to the contrarySECTION 2.21 contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: Waivers and Amendments. That Defaulting Lender’s right to approve or(a) disapprove any amendment, waiver or consent with respect to this Agreement or any other Loan Document shall be restricted as set forth in Section 11.1(c); Reallocation of Defaulting Lender Commitment, Etc.(b) the Letter of Credit participation pursuant to Section 2.4(f) and(i) Swingline Loan participation pursuant to Section 2.3(c), in each case, of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Revolving Credit Lenders that are Non-Defaulting Lenders pro rata in accordance with their respective Revolving Credit Commitments; provided that (A) the outstanding amount of each such Non-Defaulting Lender’s Revolving Loans, L/C Obligations and participations in Swingline Loans (with the aggregate amount of such Lenders’ risk participations and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Lender) may not in any event exceed the Revolving Credit Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (B) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the U.S. Borrower, the Administrative Agent, the L/C Issuers, the Swingline Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; to the extent that any portion (the “unreallocated portion”) of the(ii) Defaulting Lender’s Letter of Credit participation pursuant to Section 2.4(f) and Swingline Loan participation pursuant to Section 2.3(c) cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the U.S. Borrower will, not later than two (2) Business Days after demand by the Administrative Agent (at the direction of the L/C Issuer and/or the Swingline Lender, as the case may be), (1) cash collateralize the obligations of the U.S. Borrower to the L/C Issuers and the Swingline Lender in respect of such Letter of Credit participation pursuant to Section 2.4(f) and the Swingline Loan participation pursuant to Section 2.3(c), as the case may be, in an amount equal to the aggregate amount of the unreallocated 103 [[5628733]]

portion of such Letter of Credit participation pursuant to Section 2.4(f) and the Swingline Loan participation pursuant to Section 2.3(c), or (2) in the case of such Swingline Loan participation pursuant to Section 2.3(c), prepay (subject to clause (iii) below) and/or cash collateralize in full the unreallocated portion thereof, or (3) make other arrangements satisfactory to the Administrative Agent, and to the L/C Issuers and the Swingline Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender; and any payment of principal, interest, fees or other amounts received by the(iii) Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 9 or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuers hereunder (pro rata as to the respective amounts owing to each of them); third, if so determined by the Administrative Agent or requested by the L/C Issuers or the Swingline Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as the U.S. Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the U.S. Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing, in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or such extensions of credit from a drawing under a Letter of Credit were made at a time when the conditions set forth in Section 3.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and extensions of credit from a drawing under a Letter of Credit owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or such extensions of credit from a drawing under a Letter of Credit owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.21(b) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto; Fees. That Defaulting Lender (x) shall not be entitled to receive any fees or(c) premiums pursuant to Section 2.11 or the Fee Letter (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees or premiums); provided that, in the case of a Defaulting Lender that was or is a Revolving Credit Lenders (x) to the extent that a portion of the Letter of Credit participation pursuant to Section 2.4(f) of such Defaulting Lender is reallocated to the 104 [[5628733]]

Non-Defaulting Lenders pursuant to Section 2.21(b), the fees that would have accrued for the benefit of such Defaulting Lender pursuant to Section 2.11(b)(ii) will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Revolving Credit Commitments, and (y) to the extent any portion of such Letter of Credit participation pursuant to Section 2.4(f) cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the L/C Issuers (and the pro rata payment provisions of Sections 2.12 and 2.13 will automatically be deemed adjusted to reflect the provisions of this Section 2.20). Defaulting Lender Cure. If the U.S. Borrower, the Administrative Agent and,(d) with respect to any Defaulting Lender that is a Revolving Credit Lender, the L/C Issuer and the Swingline Lender, agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their respective Pro Rata Shares (without giving effect to Section 2.21(b)(i)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. U.K. Borrower.SECTION 2.22 The U.K. Borrower hereby irrevocably appoints the U.S. Borrower as its agent(a) for all purposes of this Agreement and the other Loan Documents, and the U.S. Borrower hereby accepts such appointment, including (i) the giving and receipt of notices (including any Notice of Borrowing and any Notice of Conversion or Continuation), delivery of certificates and other administrative functions set forth herein and in the other Loan Documents and (ii) the execution and delivery of all documents (including all amendments and waivers to any Loan Document), instruments and certificates contemplated herein. The U.K. Borrower hereby acknowledges that any amendment or other modification to this Agreement or any other Loan Document may be effected as set forth in Section 11.1, that no consent of the U.K. Borrower shall be required to effect any such amendment or other modification and that the U.K. Borrower shall be bound by this Agreement or any other Loan Document (if it is theretofore a party thereto) as so amended or modified. The Administrative Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from the U.S. Borrower that relates to the Sterling Term Loans or otherwise to the U.K. Borrower as a notice or communication from the U.K. Borrower. Notwithstanding anything in this Agreement or any of the Loan Documents to(b) the contrary, it is agreed, and the Loan Documents shall in all circumstances be interpreted to provide, that the U.K. Borrower, in its capacity as such, is liable only for the Sterling Term Loans, interest on such Loans and its other Loan Document Obligations, including, without limitation, general fees, reimbursements, indemnities and charges for which it is severally liable hereunder or under any other Loan Document. Nothing in this Agreement or in any other Loan Document shall be deemed or operate to cause the U.K. Borrower, in its capacity as such, to guarantee or assume liability with respect to any Loan made to the U.S. Borrower, any Letters of Credit issued for the account of the U.S. Borrower or any 105 [[5628733]]

other Group Member or any other Obligation for which the U.S. Borrower or any other Loan Party is the primary obligor. ARTICLE 3 CONDITIONS TO LOANS AND LETTERS OF CREDIT Conditions Precedent to Funding of Loans and Letters of Credit on theSECTION 3.1 Closing Date. The obligation of each Lender to make its Loans that were funded on the Closing Date and the obligations of each L/C Issuer to Issue, or cause to be Issued, any Letter of Credit on the Closing Date was subject to the satisfaction or due waiver of the conditions precedent set forth in the Original Credit Agreement. Conditions Precedent to Funding of Loans and Letters of Credit afterSECTION 3.2 the Closing Date. Subject to Section 1.3(c) and Section 2.19, the obligation of each Lender on any date after the Closing Date to make any Loan and of each L/C Issuer to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent: Request. The Administrative Agent (and, in the case of any Issuance, the(a) relevant L/C Issuer) shall have received, to the extent required by Article 2, a written, timely and duly executed and completed Notice of Borrowing, Swingline Request or L/C Request, as the case may be. Representations and Warranties; No Defaults. The following statements shall be(b) true on such date, both before and after giving effect to such Loan or, as applicable, such Issuance: (i) the representations and warranties of the Loan Parties set forth in any Loan Document (x) shall be true and correct in all material respects on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date or (y) shall be untrue in any material respect and the Administrative Agent and the Required Lenders shall not have determined not to make such Loan or Issuance as a consequence thereof, and (ii) (x) no Default or Event of Default shall be continuing or (y) a Default or Event of Default shall be continuing and the Administrative Agent and the Required Lenders shall not have determined not to make such Loan or Issuance as a consequence thereof. (c) Solely in the case of any Delayed-Draw Dollar Term Loans, subject to Section 1.3(c), (i) after giving effect to the making of such Delayed-Draw Dollar Term Loans and the related Permitted Acquisition (and all the related transactions) on a Pro Forma Basis, the U.S. Borrower’s Consolidated Total First Lien Leverage Ratio as of the last day of the most recently ended Test Period shall not exceed 5.00:1.00 and (ii) the U.S. Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the U.S. Borrower certifying that (A) the Acquisition to be financed with the proceeds of such Delayed-Draw Dollar Term Loans shall, upon the consummation thereof, satisfy the applicable requirements set forth in the definition of “Permitted Acquisition” and (B) the proceeds of such Delayed-Draw Dollar Term Loans shall be used in compliance with the requirements of Section 7.9. The representations and warranties set forth in any Notice of Borrowing, Swingline Request or L/C Request shall be deemed to be made on and as of the date of the relevant Loan or Issuance. ARTICLE 4 REPRESENTATIONS AND WARRANTIES To induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Loan Documents, each of Holdings and U.S. Borrower represents and warrants, on the FourthFifth 106 [[5628733]]

Amendment Effective Date and as of each date after the FourthFifth Amendment Effective Date applicable pursuant to Section 3.2, that: Corporate Existence; Compliance with Law. Holdings and eachSECTION 4.1 Group Member (a) is (xi) duly organized and validly existing under the laws of the jurisdiction of its organization and (yii) in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is necessary, (c) has all requisite power and authority and the legal right to own and operate its material properties, to lease or sublease the material properties it operates under lease or sublease and to conduct its business as currently conducted, (d) is in compliance with all applicable Requirements of Law and (e) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction over it to the extent required for such ownership, operation, lease, sublease or conduct of business, except, in each case referred to in this Section 4.1 (other than clause (a)(xi) with respect to the Borrowers), where the failure of any of the foregoing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Loan Documents. (a) Power and Authority. The execution, deliverySECTION 4.2 and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated therein (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of holders of its Securities) on the part of such Loan Party, (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any applicable Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of any Loan Party or any of its Subsidiaries or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of or notice to any Person, other than the filings required to perfect the Liens created by the Loan Documents, except, in the case of clauses (ii)(B), (ii)(C) and (iii), where any of the foregoing would not, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Due Execution and Delivery. From and after its delivery to the Administrative(b) Agent, each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto, is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally, by equitable principles relating to enforceability and by principles of good faith and fair dealing. Ownership of Group Members. Set forth on Schedule 4.3 is aSECTION 4.3 complete and accurate list showing, as of the Closing Date, for each Group Member and each Subsidiary of any Group Member and each joint venture of any of them, its jurisdiction of organization, the number of shares of each class of Stock outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the U.S. Borrower or Holdings. All outstanding Stock of any Group Member has been validly issued, is fully paid and non-assessable (to the extent applicable) and, except in the case of any Stock of the U.S. Borrower owned by Holdings, is owned beneficially and of record by a Group Member free and clear of all Liens, other than Permitted Liens. As of the Closing Date, there are no Stock Equivalents with respect to the Stock of any Group Member or any Subsidiary of any Group Member or any joint venture of any of them. As of the Closing Date, there are no Contractual Obligations or other understandings to which any Group Member, any 107 [[5628733]]

Subsidiary of any Group Member or any joint venture of any of them is a party with respect to (including any restriction on) the issuance, voting, Sale or pledge of any Stock or Stock Equivalent of any Group Member or any such Subsidiary or joint venture. Financial Statements. The unaudited consolidated balance sheet ofSECTION 4.4 the U.S. Borrower and its Subsidiaries as at December 31, 2019 and the related consolidated statements of income, retained earnings and cash flows of the U.S. Borrower and its Subsidiaries for the twelve (12) months then ended present fairly, in all material respects, the consolidated financial position, results of operations and cash flow of the U.S. Borrower and its Subsidiaries as at such date and for such period in accordance with GAAP, subject to the absence of footnote disclosure, purchase accounting and normal year-end audit adjustments. (b) The unaudited pro forma consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at December 31, 2019, which has been delivered to the Administrative Agent prior to the Fourth Amendment Effective Date, presents fairly, in all material respects, the pro forma consolidated financial position of the U.S. Borrower and its Subsidiaries as at such date after giving effect to the Kingsbridge Acquisition and the transactions contemplated by the Fourth Amendment. Material Adverse Effect. Since December 31, 2019, there have beenSECTION 4.5 no events, circumstances, developments or other changes in facts that have had, in the aggregate, a material adverse effect on the financial condition, performance, business, operations or property of the Group Members, taken as a whole. Solvency. Both before and after giving effect to the Loans and LettersSECTION 4.6 of Credit made or Issued on or prior to the date this representation and warranty is made, and the application of the proceeds of such Loans, the U.S. Borrower and its Subsidiaries on a consolidated basis are Solvent. Litigation. There are no pending (or, to the knowledge of any GroupSECTION 4.7 Member, threatened in writing) any action, investigation, suit, proceeding, audit, claim, demand, order or dispute with, by or before any Governmental Authority affecting any Group Member, other than those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Taxes. All federal, state, local and foreign income and franchise andSECTION 4.8 other material tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable have been paid prior to the date on which any Liability may be added thereto for non-payment thereof, in each case, except (a) for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP or (b) for which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority, except as would not reasonably be expected to have a Material Adverse Effect. Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities, in each case except 108 [[5628733]]

where the failure to do so would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Margin Regulations. No Borrower is engaged in the business ofSECTION 4.9 extending credit for the purpose of, and no proceeds of any Loan or other extensions of credit hereunder will be used for the purpose of, buying or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board) or extending credit to others for the purpose of purchasing or carrying any such margin stock, in each case in contravention of Regulation U or X of the Federal Reserve Board. No Defaults. No Default or Event of Default is continuing.SECTION 4.10 Investment Company Act. No Loan Party is required to register as anSECTION 4.11 “investment company” under, and as defined in, the Investment Company Act of 1940. Labor Matters. There are no strikes, work stoppages, slowdowns orSECTION 4.12 lockouts existing, pending (or, to the knowledge of any Group Member, threatened) against or involving any Group Member, except, for those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. ERISA. Except as would not have a Material Adverse Effect, eachSECTION 4.13 Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code so qualifies. Except where failure of any of the following would not, in the aggregate, have a Material Adverse Effect, (a) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (b) there are no existing or pending (or to the knowledge of any Group Member, threatened in writing) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigations involving any Benefit Plan to which any Group Member incurs or otherwise has an obligation or any Liability and (c) no ERISA Event has occurred or is reasonably expected to occur. Except as would not have a Material Adverse Effect, no ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made. Environmental Matters. Except as set forth on Schedule 4.14, (a) theSECTION 4.14 operations of each Group Member are and have been in compliance with all applicable Environmental Laws, including obtaining, maintaining and complying with all Permits required by any applicable Environmental Law, other than any failure to comply that, in the aggregate, would not have a reasonable likelihood of resulting in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect, (b) no Group Member is party to, and no Group Member and no real property currently (or to the knowledge of any Group Member previously) owned, leased, subleased or operated by or for any Group Member is subject to or the subject of, any Contractual Obligation, or any pending (or, to the knowledge of any Group Member, threatened in writing) order, action, investigation, suit, proceeding, claim, written demand, dispute or notice of violation or of potential liability or similar notice, under or pursuant to any Environmental Law, other than those that, in the aggregate, are not reasonably likely to result in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect, (c) no Lien in favor of any Governmental Authority securing, in whole or in part, Material Environmental Liabilities has attached to any property of any Group Member and, to the knowledge of any Group Member, no facts, circumstances or conditions exist that would reasonably be expected to result in any such Lien attaching to any such property, except as would not reasonably be expected to have a Material Adverse Effect and except for any Permitted Lien, (d) no Group Member has caused or is otherwise responsible for any Release of Hazardous Materials at, to or from any real property of any Group Member and each such real property is, to the knowledge of such Group Member, free of contamination 109 [[5628733]]

by any Hazardous Materials, except for such Release or contamination that would not, in the aggregate, reasonably be expected to result in Environmental Liabilities that would reasonably be expected, in the aggregate, to have a Material Adverse Effect, (e) no Group Member (i) is or has been engaged in, or has permitted any current or former tenant to engage in, operations, or (ii) knows of any facts, circumstances or conditions, including receipt of any information request or notice of potential responsibility under CERCLA or similar Environmental Laws, that, in the aggregate, would have a reasonable likelihood of resulting in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect and (f) each Group Member has made available to the Administrative Agent copies of all existing environmental reports, reviews and audits and all documents pertaining to actual or potential Environmental Liabilities that are reasonably be expected to have a Material Adverse Effect, in each case to the extent such reports, reviews, audits and documents are in their possession, custody or control. Intellectual Property. Each Group Member owns, licenses orSECTION 4.15 otherwise has a valid right to use all Intellectual Property that is necessary for the operations of its businesses as currently conducted, except where the failure of any of the foregoing would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of each Group Member, (a) the conduct and operations of the businesses of each Group Member does not infringe, misappropriate, dilute or otherwise violate any Intellectual Property owned by any other Person and (b) no other Person has in the past three (3) years contested in writing any right, title or interest of any Group Member in, or relating to, any Intellectual Property owned by any Group Member, except, in each case under clauses (a) and (b), where any of the foregoing would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. In addition, (i) there are no pending (or, to the knowledge of any Group Member, threatened) actions, investigations, suits, proceedings, audits, claims, written demands, orders or disputes affecting any Group Member with respect to any Intellectual Property owned by any such Group Member and (ii) no judgment or order regarding any such claim has been rendered by any competent Governmental Authority, and no settlement agreement or similar Contractual Obligation has been entered into by any Group Member, with respect to any Intellectual Property owned by such Group Member, other than, in each case under clauses (i) and (ii), as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Title; Real Property. (a) Except as the same may have been disposedSECTION 4.16 of in the ordinary course of business or otherwise in compliance with the terms hereof and except as would not reasonably be expected to have a Material Adverse Effect, each Group Member has good and marketable fee simple title to all owned real property and valid leasehold interests in all leased real property, and owns all tangible personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent consolidated financial statements delivered by the U.S. Borrower, and none of such property is subject to any Lien, except Permitted Liens. Set forth on Schedule 4.16 is, as of the Closing Date, (i) a complete and accurate(b) list of all real property owned in fee simple by any Loan Party or in which any Group Member owns a leasehold interest setting forth, for each such real property, the current street address (including, where applicable, county, state and other relevant jurisdictions), the record owner thereof and, where applicable, each lessee and sublessee thereof and (ii) any lease, sublease, license or sublicense of such real property by any Loan Party. Full Disclosure. The written information prepared or furnished by orSECTION 4.17 on behalf of any Group Member in connection with any Loan Document (but excluding any projections, forward looking statements, general market data and information of a general economic or industry specific nature), when taken as a whole, does not contain any untrue statement of a material fact or omit 110 [[5628733]]

to state a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading (after giving effect to all updates thereto). Patriot Act. Neither Holdings nor any Group Member (and, to theSECTION 4.18 knowledge of each Group Member, no joint venture or Subsidiary thereof) is in violation in any material respects of any Requirements of Law relating to terrorism, sanctions or money laundering, including the United States Executive Order No. 13224 on Terrorist Financing and the Patriot Act. Sanctions, Anti-Money Laundering and Anti-Corruption. Each GroupSECTION 4.19 Member is and will remain in compliance in all material respects with all U.S. and U.K. economic sanctions laws, U.K. sanctions and other restrictive measures administered and enforced by the competent authorities of the U.K. government, executive orders and implementing regulations as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it, in each case to the extent that failure to so comply could reasonably be expected to result in (i) the imposition of a penalty or fine or (ii) a suspension or material impairment of such Group Member’s operations or business. Neither any Group Member or any of its Subsidiaries nor, to the knowledge of any Group Member, any director, officer or employee of any of the foregoing (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, (ii) is a Person that is otherwise the target of U.S. or U.K. economic sanctions laws such that a Person organized in the U.S. or the U.K. cannot deal or otherwise engage in business transactions with such Person or (iii) is controlled by (including by virtue of such person being a director or owning voting Stock), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a foreign government that is the target of U.S. or U.K. economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under U.S. or U.K. law. No part of the proceeds of any Loan will be used for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. Centre of Main Interests and Establishments. With respect to eachSECTION 4.20 Loan Party incorporated under the laws of a jurisdiction in the European Union, for the purposes of Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast) (the “EU Insolvency Regulation”), its centre of main interest (as that term is used in Article 3(1) of the EU Insolvency Regulation) is in its jurisdiction of incorporation. ARTICLE 5 FINANCIAL COVENANT The U.S. Borrower agrees with the Lenders, the L/C Issuers and the Administrative Agent that, prior to the Termination Date: Maximum Consolidated Total Leverage Ratio. Subject to Section 5.2,SECTION 5.1 the U.S. Borrower shall not permit, as of the last day of any Test Period, the Consolidated Total Leverage Ratio to be greater than 6.00:1.00. Right to Cure. Notwithstanding anything to the contrary contained inSECTION 5.2 this Agreement (including Article 9), in the event that the U.S. Borrower fails or, in the absence of this 111 [[5628733]]

Section 5.2, would fail to comply with the requirements of Section 5.1 on the last day of any Test Period, any cash equity contribution made to the U.S. Borrower (in the form of (or in respect of) (x) common equity or (y) preferred equity (other than Disqualified Stock)) after the beginning of the last Fiscal Quarter of such Test Period and on or prior to the day that is ten (10) Business Days after the date on which consolidated financial statements of the U.S. Borrower for such Fiscal Quarter (or for the Fiscal Year ending with such Fiscal Quarter) are required to be delivered under Section 6.1, will, at the request of the U.S. Borrower, be included in the calculation of LTM EBITDA for the purposes of determining compliance with Section 5.1 as of the last day of such Test Period and the subsequent Test Periods that include such Fiscal Quarter (any such equity contribution so included in the calculation of LTM EBITDA, a “Specified Equity Contribution”); provided that (a) no more than two Specified Equity Contributions may be made in any consecutive four Fiscal Quarter period, and no more than five Specified Equity Contributions may be made during the term of this Agreement, (b) a Specified Equity Contribution shall not be greater than the amount required to cause the U.S. Borrower to be in compliance with the covenant in Section 5.1 as of the last day of such Test Period, (c) the Specified Equity Contributions shall be counted solely for the purposes of compliance with Section 5.1 and shall not be included for the purposes of determining the availability or amount of any covenant baskets or carve-outs or for determining the Applicable Margin, the Revolving Commitment Fee Rate or the proportion of Excess Cash Flow required to prepay the Term Loans and (d) the Specified Equity Contribution shall not, as of the last day of the Test Period in respect of which it was made, reduce Indebtedness for purposes of calculating the covenants in Section 5.1 (it being understood that this clause (d) shall not apply with respect to any subsequent Test Period, even if such subsequent Test Period includes the applicable Fiscal Quarter). Upon the Administrative Agent’s receipt of a written notice from the U.S. Borrower that the U.S. Borrower intends to exercise its rights under this Section 5.2 (a “Notice of Intent to Cure”) until the 10th Business Day after the date on which consolidated financial statements of the U.S. Borrower for the Fiscal Quarter (or for the Fiscal Year ending with such Fiscal Quarter) to which such Notice of Intent to Cure relates are required to be delivered pursuant to Section 6.1, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Commitments, and none of the Administrative Agent (nor any sub-agent therefor), any Lender, any L/C Issuer or any other Secured Party shall exercise any right to foreclose on or take possession of any Collateral or any other right or remedy under the Loan Documents solely on the basis of an Event of Default under Section 5.1). Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default arising under Section 5.1, no Loan and no Issuance in respect of a Letter of Credit shall be required to be made, in each case, until receipt by the U.S. Borrower of the Specified Equity Contribution or waiver of the applicable Event of Default pursuant to the terms hereof. ARTICLE 6 REPORTING COVENANTS The U.S. Borrower agrees with the Lenders, the L/C Issuers and the Administrative Agent that, prior to the Termination Date: Financial Statements. The U.S. Borrower shall deliver to theSECTION 6.1 Administrative Agent each of the following: Monthly Reports. Within 30 days after the end of each of the first two Fiscal(a) Months of each Fiscal Quarter (or, if the U.S. Borrower shall have consummated any Acquisition (including the Kingsbridge Acquisition) during the Fiscal Quarter that includes such Fiscal Month, then, with respect to such Fiscal Month, within 45 days after the end of such Fiscal Month), the consolidated unaudited balance sheet of the U.S. Borrower and its Subsidiaries as of the end of such Fiscal Month and 112 [[5628733]]

related consolidated statements of income and cash flow of the U.S. Borrower and its Subsidiaries for such Fiscal Month and that portion of the Fiscal Year ending as of the last day of such Fiscal Month, in each case in the form prepared for the U.S. Borrower’s board of directors or equivalent body. Quarterly Reports. Within 45 days after the end of each of the first three Fiscal(b) Quarters of each Fiscal Year (or, if the U.S. Borrower shall have consummated any Acquisition (including the Kingsbridge Acquisition) during such Fiscal Quarter, then, with respect to such Fiscal Quarter, within 60 days after the end of such Fiscal Quarter), the consolidated unaudited balance sheet of the U.S. Borrower and its Subsidiaries as of the end of such Fiscal Quarter and related consolidated statements of income and cash flow of the U.S. Borrower and its Subsidiaries for such Fiscal Quarter and that portion of the Fiscal Year ending as of the last day of such Fiscal Quarter, setting forth in comparative form the figures for the corresponding period in the prior Fiscal Year and the figures contained in the latest Projections delivered to the Administrative Agent, in each case certified by a Responsible Officer of the U.S. Borrower as presenting fairly, in all material respects, the consolidated financial position, results of operations and cash flow of the U.S. Borrower and its Subsidiaries as of the date indicated and for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure, purchase accounting and normal year-end audit adjustments). Annual Reports. Within 120 days after the end of each Fiscal Year (including(c) the Fiscal Year ended on December 31, 2019), the consolidated balance sheet of the U.S. Borrower and its Subsidiaries as of the end of such Fiscal Year and related consolidated statements of income, stockholders’ equity and cash flow for such Fiscal Year, each prepared in accordance with GAAP, together with a report by the Group Members’ Accountants that such consolidated financial statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flow of the U.S. Borrower and its Subsidiaries as at the dates indicated and for the periods indicated in accordance with GAAP, without qualification as to the scope of the audit or as to going concern and without any other similar qualification; provided that such report may include a “going concern” qualification relating to an anticipated or actual default under any financial covenant or to any upcoming maturity date with respect to any Indebtedness. Compliance Certificate. Together with each delivery of any consolidated(d) financial statement pursuant to clauses (b) and (c) above, a Compliance Certificate duly executed by a Responsible Officer of the U.S. Borrower that, among other things, (i) shows in reasonable detail the calculations used in determining compliance with the financial covenant contained in Section 5.1 and, if delivered together with any consolidated financial statements pursuant to clause (c) above (commencing with the consolidated financial statements for the Fiscal Year ending December 31, 2020 and only if, with respect to any Fiscal Year, the applicable percentage of Excess Cash Flow under Section 2.8(a) shall be greater than zero), the calculations used in determining Excess Cash Flow and (ii) states that no Default is continuing as of the date of delivery of such Compliance Certificate or, if a Default is continuing, states the nature thereof and the action that the U.S. Borrower proposes to take with respect thereto. Annual Projections. Within 90 days after the end of each Fiscal Year, the annual(e) business plan of the Group Members for the Fiscal Year next succeeding such Fiscal Year, in the form prepared for the U.S. Borrower’s board of directors or equivalent body. Management Discussion and Analysis. Together with each delivery of any(f) consolidated financial statements pursuant to clause (c) above, a discussion and analysis of the financial condition and results of operations of the Group Members (taken as a whole) for the Fiscal Year then elapsed and discussing the reasons for any significant variations from the Projections for such Fiscal 113 [[5628733]]

Year and the figures for the previous Fiscal Year, all in the form prepared for the U.S. Borrower’s board of directors or equivalent body. Unrestricted Subsidiaries Reconciliations. Together with each delivery of any(g) consolidated financial statements pursuant to clauses (b) and (c) above, a summary (which may be in footnote form) of adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements. Audit Reports, Management Letters, Etc. If reasonably requested in writing by(h) the Administrative Agent, together with the delivery of consolidated financial statements pursuant to clause (c) above, uncertified copies of each final management letter, audit report or similar letter or report received by any Group Member from any independent registered certified public accountant (including the Group Members’ Accountants) in connection with such consolidated financial statements or any audit thereof. Notwithstanding the foregoing, the obligations under Sections 6.1(a), 6.1(b), 6.1(c) and 6.016.1(e) may be satisfied with respect to financial information of the U.S. Borrower and its Subsidiaries by furnishing (i) the applicable financial statements or projections of any direct or indirect parent of the U.S. Borrower that holds all of the Stock of the U.S. Borrower or (ii) in the case of Sections 6.1(b) and 6.1(c), the U.S. Borrower’s or such parent entity’s Form 10-K or 10-Q, as applicable, filed with the Securities and Exchange Commission; provided that, to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the U.S. Borrower and its Subsidiaries on a standalone basis, on the other hand. Financial statements required to be delivered pursuant to Sections 6.1(a) and 6.1(b) will not be required to contain purchase accounting adjustments to the extent the U.S. Borrower determines, in good faith, that it is not practicable to include such adjustments in such financial statements. Other Events. The U.S. Borrower shall give the Administrative AgentSECTION 6.2 notice (which may be made by telephone if promptly confirmed in writing) of each of the following promptly after any Responsible Officer of any Group Member knows of it: (i) any Default and (ii) any event that has had a Material Adverse Effect,(a) specifying, in each case, the nature and anticipated effect thereof and any action proposed to be taken in connection therewith; and the commencement of, or any material developments in, any action,(b) investigation, suit, proceeding, audit, claim, demand, order or dispute with, by or before any Governmental Authority, in each case, affecting any Group Member or any property of any Group Member that, if adversely determined, would have a Material Adverse Effect. Copies of Notices and Reports. The U.S. Borrower shall promptlySECTION 6.3 deliver to the Administrative Agent copies of all documents that any Group Member publicly files with the Securities and Exchange Commission, the Financial Industry Regulatory Authority, any securities exchange or any Governmental Authority exercising similar functions that become publicly available.; provided that any documents required to be delivered pursuant to this Section 6.3 shall be deemed to have been delivered if a link to such filing is available on the “investor relations” page on the primary website of the U.S. Borrower. 114 [[5628733]]

Other Information. The U.S. Borrower shall provide theSECTION 6.4 Administrative Agent with such other documents and information with respect to the business, property, condition (financial or otherwise), legal, financial or corporate or similar affairs or operations of any Group Member (including any information required by bank regulatory authorities under applicable “know your customer” rules and regulations) as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request; provided that the obligation of the U.S. Borrower under this Section 6.4 shall be subject to the final sentence of Section 7.7. ARTICLE 7 AFFIRMATIVE COVENANTS The U.S. Borrower agrees with the Lenders, the L/C Issuers and the Administrative Agent that, prior to the Termination Date: Maintenance of Corporate Existence. The U.S. Borrower shall, andSECTION 7.1 shall cause each other Group Member to, preserve and maintain its legal existence, except as a result of (a) the consummation of transactions expressly permitted by Section 8.4 or 8.7, (b) any change in the legal form of any Group Member if no Default shall otherwise result therefrom or (c) any liquidation or dissolution of any Restricted Subsidiary (other than the U.K. Borrower) if (i) no Default shall otherwise result therefrom and (ii) the U.S. Borrower determines in good faith that such liquidation or dissolution is in the best interests of the U.S. Borrower and its Restricted Subsidiaries and is not disadvantageous to the Lenders in any material respect. Compliance with Laws, Etc. The U.S. Borrower shall, and shall causeSECTION 7.2 each other Group Member to, comply with all applicable Requirements of Law (including Environmental Laws and ERISA) and all applicable Permits, except for such failures to comply that would not, in the aggregate, have a Material Adverse Effect. Payment of Obligations. The U.S. Borrower shall, and shall causeSECTION 7.3 each other Group Member to, pay or discharge before they become delinquent (a) all material claims, taxes, assessments, charges and levies imposed by any Governmental Authority and (b) all other lawful claims (other than Indebtedness), in each case, that if unpaid would, by the operation of applicable Requirements of Law, become a Lien upon any property of any Group Member (other than Permitted Liens), except, in the case of clauses (a) and (b) above, (i) where the amount or validity thereof is being contested in good faith by proper proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Group Member in accordance with GAAP or (ii) those for which the failure to pay would not, in the aggregate, have a Material Adverse Effect. Maintenance of Property and Rights. The U.S. Borrower shall, andSECTION 7.4 shall cause each other Group Member to, maintain and preserve (a) in substantially the same working order and condition as of the date of this Agreement of all of its material tangible property necessary in the conduct of its business, ordinary wear and tear, casualty and condemnation excepted, and (b) all rights, licenses, approvals and privileges (including all Permits) necessary in the conduct of its business, and shall make all necessary or appropriate filings with, and give all required notices to, Governmental Authorities, except, in the case of clauses (a) and (b) above, where the failure to do any of the foregoing would not, in the aggregate, have a Material Adverse Effect; provided that nothing in this Section 7.4 shall prohibit or restrict any transaction expressly permitted by Section 8.4 or 8.7. Maintenance of Insurance. The U.S. Borrower shall, and shall causeSECTION 7.5 each other Group Member to, (a) maintain or cause to be maintained in full force and effect all policies 115 [[5628733]]

of insurance of any kind with respect to the property and businesses of the Group Members with financially sound and reputable insurance companies or associations (in each case that are not Affiliates of the U.S. Borrower) of a nature and providing such coverage as is customarily carried by businesses of the size and character of the business of the Group Members (after giving effect to self-insurance), as determined by the U.S. Borrower in good faith, and (b) cause all such insurance relating to any property or business of any U.S. Loan Party (in the case of any U.S. Loan Party that becomes such pursuant to Section 7.10, within thirty (30) days thereafter (or such longer period as may be agreed to by the Administrative Agent) to name the Administrative Agent, on behalf of the Secured Parties, as additional insured or loss payee, as appropriate and is customary, and to provide that no cancellation thereof shall be effective until after 30 days’ notice thereof to the Administrative Agent. Keeping of Books. The U.S. Borrower shall, and shall cause eachSECTION 7.6 other Group Member to, keep proper books of record and account, in which full, true and correct, in each case, in all material respects, entries shall be made in a manner sufficient to prepare consolidated financial statements required by Section 6.1 of all financial transactions and the assets and business of each Group Member. Access to Books and Property. The U.S. Borrower shall, and shallSECTION 7.7 cause each other Group Member to, permit the Administrative Agent, at any reasonable time during normal business hours and with reasonable advance notice, to (a) visit and inspect the property of each Group Member and examine and make copies of and abstracts from the corporate (and similar), financial, operating and other books and records of each Group Member, (b) discuss the affairs, finances and accounts of each Group Member with any officer or director of any Group Member and (c) communicate directly with any registered certified public accountants (including the Group Members’ Accountants) of any Group Member, provided that the applicable Group Member shall have the right to have a member of its senior management present at such discussions and any such communications shall be subject to the policies and procedures of such accountants. The Administrative Agent shall provide the other Lenders with reasonable advance written notice of such visits and inspections and use commercially reasonable efforts to coordinate with any Lender that notifies the Administrative Agent that such Lender will accompany the Administrative Agent on such visit or inspection. Each Group Member shall authorize their respective registered certified public accountants (including the Group Members’ Accountants) to communicate directly with the Administrative Agent, the Lenders and their Related Persons and to disclose to the Administrative Agent, the Lenders and their Related Persons all financial statements and other documents and information as they might have and the Administrative Agent or any Lender reasonably requests with respect to any Group Member; provided that the applicable Group Member shall have the right to have a member of its senior management present at such discussions and any such communications and disclosures will be subject to any policies and procedures of such accountants. Notwithstanding the foregoing, the Administrative Agent shall not exercise the rights under this Section 7.7 more often than one time during any calendar year absent the continuation of an Event of Default; provided that when an Event of Default is continuing, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the U.S. Borrower at any time during normal business hours upon reasonable advance notice. Notwithstanding anything to the contrary in this Agreement (including Section 6.4) or any other Loan Document, none of the Group Members will be required to disclose (i) any document, information or other matter to any competitor to any Group Member (or any known Affiliate of such a competitor) or (ii) any document, information or other matter (A) that constitutes nonfinancial trade secrets or non-financial proprietary information, (B) in respect of which disclosure is prohibited by applicable law or regulation or any binding agreement, (C) that is subject to attorney-client or similar privilege or constitutes attorney work product or (D) in respect of which any Group Member or any of their Subsidiaries owes confidentiality obligations to any third party. 116 [[5628733]]

Environmental. The U.S. Borrower shall, and shall cause each otherSECTION 7.8 Group Member to, comply with, whether owned, leased, subleased or otherwise operated, in compliance with, all applicable Environmental Laws (including by implementing any Remedial Action required by Environmental Law or otherwise by any orders and directives of any Governmental Authority), and to maintain its real property, except where failure to do any of the foregoing would not, in the aggregate, have a Material Adverse Effect. Use of Proceeds. The proceeds of (a) the SterlingLoans (other thanSECTION 7.9 the Delayed-Draw Dollar Term Loans made on the Fourth Amendment Effective Date shall be used as set forth in the Fourth Amendment. The proceeds of the Loans) made on or after the FourthFifth Amendment Effective Date shall be used by the applicable Borrower (and, to the extent distributed to it by such Borrower, each other Group Member) solely for working capital and general corporate and similar purposes, including to finance Permitted Acquisitions or other Investments (including purchase price adjustments and earn-outs in connection therewith) or other Investments, Capital Expenditures and other transactions not prohibited by the Loan Documents and (b) the Delayed-Draw Dollar Term Loans shall be used by the U.S. Borrower solely to finance Permitted Acquisitions (including purchase price adjustments and earn-outs in connection therewith), to make any related prepayments or repayments of Indebtedness to the extent required in connection with closing such Permitted Acquisitions and to pay fees, premiums and other expenses in connection with any of the foregoing. Additional Collateral and Guaranties. (a) If any Restricted SubsidiarySECTION 7.10 is formed or acquired after the Fourth Amendment Effective Date, or any Restricted Subsidiary ceases to be an Excluded Subsidiary, the U.S. Borrower shall cause such Subsidiary, no later than the Quarterly Compliance Date with respect thereto, to execute and deliver to the Administrative Agent (i) a supplement to the Guarantee Agreement in the form specified therein, (ii) in the case of any Restricted Subsidiary that would be a U.S. Loan Party, a joinder to the U.S. Security Agreement in the form specified therein, (iii) in the case of any Restricted Subsidiary that would be a U.K. Loan Party, a security accession deed in the form specified in the U.K. Debenture and (iv) in the case of any other Restricted Subsidiary, such Collateral Documents, which shall be in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent reasonably requests, subject to the limitations set forth in this Section 7.10 or elsewhere in this Agreement and the other Loan Documents, in order for such Restricted Subsidiary to grant to the Administrative Agent, for the benefit of the Secured Parties as security for the Obligations, a valid and enforceable security interest in all or substantially of its property (other than property of a type constituting Excluded Property under the U.S. Security Agreement or property that is customarily excluded from being collateral in the jurisdiction of organization of such Restricted Subsidiary). If any Loan Party acquires after the Fourth Amendment Effective Date any Stock(b) (other than Stock of a type constituting Excluded Property under the U.S. Security Agreement), then the U.S. Borrower shall cause such Loan Party to (i) unless such Stock is already subject to such valid and enforceable security interest, no later than the Quarterly Compliance Date with respect thereto enter into such Collateral Documents, which shall be in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent reasonably requests, subject to the limitations set forth in this Section 7.10 or elsewhere in this Agreement and the other Loan Documents, in order for such Loan Party to grant to the Administrative Agent, for the benefit of the Secured Parties as security for the Obligations, a valid and enforceable security interest in such Stock and (ii) to the extent required by the Collateral Documents, no later than the Quarterly Compliance Date with respect thereto deliver to the Administrative Agent all certificates representing such Stock, together with undated powers, stock transfer forms or endorsements duly executed in blank. 117 [[5628733]]

If any Loan Party owns on the date it becomes a Loan Party, or acquires after(c) such date, any real property owned in fee and having a fair market value on the date of acquisition thereof by such Loan Party in excess of $3,000,000, then the U.S. Borrower shall cause such Loan Party to (i) in the case of any such real property owned by a U.S. Loan Party and located in the United States, within ninety (90) days (or such later date as may be agreed by the Administrative Agent) following the date it becomes a Loan Party or the date of the acquisition of such real property, as the case may be, deliver to the Administrative Agent a Mortgage thereon, together with all Mortgage Supporting Documents relating thereto, (ii) in the case of any such real property owned by a U.K. Loan Party and located in England and Wales, a Mortgage (as defined in the U.K. Debenture) as and to the extent required by the U.K. Debenture and (iii) in the case of any such real property owned by a Non-U.S. Loan Party, within ninety (90) days (or such later date as may be agreed by the Administrative Agent) following the date it becomes a Loan Party or the date of the acquisition of such real property, as the case may be, enter into such Collateral Documents, which shall be in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent reasonably requests, subject to the limitations set forth in this Section 7.10 or elsewhere in this Agreement and the other Loan Documents, in order for such Loan Party to grant to the Administrative Agent, for the benefit of the Secured Parties as security for the Obligations, a valid and enforceable security interest in such real property. If any U.S. Loan Party (other than Holdings) holds on the date it becomes a Loan(d) Party, or establishes or acquires after such date, any deposit account (other than an Excluded Account or an account that constitutes Excluded Property under the U.S. Security Agreement), the U.S. Borrower shall cause such Loan Party to, within sixty (60) days (or such later date as may be agreed by the Administrative Agent) following the date it becomes a Loan Party or the date of the establishment or acquisition thereof, as the case may be, deliver to the Administrative Agent a Control Agreement with respect to such deposit account, which shall be duly executed by such Loan Party and the applicable financial institution. The U.S. Borrower shall cause each Loan Party to take such other actions as the(e) Administrative Agent has reasonably requested and determined are necessary to ensure the validity or continuing of any Lien securing any Obligation, to perfect, maintain, evidence or enforce any Lien securing any Obligation or to ensure such Liens have the same priority as that of the Liens on similar Collateral set forth in the Loan Documents theretofore executed, as applicable, including authorizing the filing of UCC financing statements in such jurisdictions as may be required by the Loan Documents or applicable Requirements of Law or as the Administrative Agent may otherwise reasonably request, in each case, subject to the limitations set forth in this Section 7.10 or elsewhere in this Agreement and the other Loan Documents. Notwithstanding anything to the contrary in this Agreement or any other Loan(f) Document, the Loan Parties shall not be required, nor shall the Administrative Agent be authorized, (i) to enter into Control Agreements, except to the extent provided for in Section 7.10 or Section 7.11, (ii) unless the U.S. Borrower and the Administrative Agent otherwise agree, to pledge as security for the Obligations any Excluded Equity (as defined in the U.S. Security Agreement), (iii) to complete any filings or take any other action with respect to the creation or perfection of security interests in assets located or titled outside the United States (including any Intellectual Property registered in any jurisdiction outside of the United States) or, in the case of any Non-U.S. Loan Party, the jurisdiction of organization of such Loan Party, (iv) to make any filing with any Governmental Authority, or to enter into any agreement governed by the laws of any jurisdiction, other the United States, any state thereof and the District of Columbia or, in the case of any Non-U.S. Loan Party, the jurisdiction of organization of such Loan Party, (v) other than as expressly set forth in this Agreement or any Collateral Document, to take any actions to perfect the security interest granted thereunder in any investment property, 118 [[5628733]]

Intellectual Property or chattel paper, (vi) to take any action with respect to perfecting letter of credit rights or commercial tort claims (other than filing UCC financing statements), other than, in the case of commercial tort claims, those with a value in excess of $1,000,000, (vii) to deliver landlord lien waivers, estoppels, collateral access letters or bailee waiver or similar agreements, (viii) to take any action with respect to Intellectual Property to the extent the Administrative Agent and the U.S. Borrower agree that the cost of perfecting such security interest is excessive in relation to the benefit to the Lenders of the security to be afforded thereby, (ix) to take any action under the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15, (x) to perfect any pledge, security interest or mortgage by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant states or similar filings under the laws of the jurisdiction of organization of any Non-U.S. Loan Party, (B) filings with the United States Patent and Trademark Office or the United States Copyright Office with respect to Intellectual Property, (C) filings in the applicable real estate records with respect to real properties or any fixtures relating thereto, in each case, that constitute Collateral, (D) delivery to the Administrative Agent, to be held in its possession, of all Collateral consisting of intercompany notes, stock certificates of the U.S. Borrower and its Restricted Subsidiaries and other instruments, in each case as expressly required by this Agreement or the Collateral Documents, and (E) in the case of any Non-U.S. Loan Party, such other actions as shall be expressly set forth in the Collateral Documents to which such Non-U.S. Loan Party is a party or (xi) grant any Lien or take any action to perfect any pledge, security interest or mortgage where the Administrative Agent and the U.S. Borrower reasonably agree that the costs arising in connection therewith are excessive in relation to the value of the security to be afforded thereby to the Lenders or would result in material adverse tax consequences to Holdings, the U.S. Borrower or any of their Subsidiaries. Notwithstanding anything to the contrary in this Agreement or any other Loan(g) Document, (i) nothing in this Section 7.10 or elsewhere in the Loan Documents shall require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or other deliverables with respect to, any particular assets of the Loan Parties to the extent the Administrative Agent and the U.S. Borrower agree that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such deliverables, is excessive in relation to the benefit to the Lenders to be obtained by the Lenders therefrom, and (ii) the Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, insurance policies or other deliverables with respect to particular assets or the provision of any guaranty of the Obligations by any Restricted Subsidiary if the Administrative Agent and the U.S. Borrower agree that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the other Loan Documents. Deposit Accounts. The U.S. Borrower shall, and shall cause eachSECTION 7.11 Subsidiary Guarantor that is a U.S. Loan Party to, from and after the date that Control Agreements are required to be in effect under Section 7.10(d), deposit all of its cash in deposit accounts that are Controlled Deposit Accounts, provided, however, that each such Loan Party may maintain (a) deposit accounts which are swept on a daily basis into other deposit accounts which are Controlled Deposit Accounts, (b) deposit accounts having a balance of less than $250,000 in the aggregate at all times, and (c)(i) zero-balance accounts, payroll accounts, benefits accounts, trust accounts, escrow accounts, fiduciary accounts, impress accounts, captive accounts, segregated customer accounts, securities accounts, commodities accounts and tax payment accounts and (ii) any deposit account if the funds therein consist solely of funds that any Group Member is permitted hereunder to provide as cash collateral for the benefit of another Person, in each case of clauses (a), (b) and (c), as deposit accounts that are not Controlled Deposit Accounts (the accounts described in clauses (a), (b) and (c), “Excluded Accounts”). 119 [[5628733]]

PSC Register.SECTION 7.12 The U.S. Borrower shall cause each U.K. Loan Party to:(a) within the relevant timeframe, comply with any notice it receives(i) pursuant to Part 21A of the Companies Act 2006 from any company incorporated in the United Kingdom whose Stock constitutes Collateral; and promptly provide the Administrative Agent with a copy of such notice.(ii) To the extent failure to comply, issue, provide, permit or notify would have or(b) would reasonably likely to have a Material Adverse Effect and invalidate or prejudice the validity, legality and/or enforceability of such Collateral, the U.S. Borrower shall cause each U.K. Loan Party to promptly: notify the Administrative Agent of its intention to issue, or its receipt of,(i) any warning notice or restrictions notice under Schedule 1B of the Companies Act 2006 in respect of any Stock that constitutes Collateral; and provide to the Administrative Agent a copy of any such warning notice(ii) or restrictions notice, in each case before it issues, or after it receives, any such notice. The U.S. Borrower shall not permit any U.K. Loan Party to do anything, or(c) permit anything to be done, which could result in any other Person becoming a PSC Registrable Person in respect of a company whose Stock constitutes Collateral or require that company to issue a notice under sections 7900790D- or 790E, or a warning or restrictions notice under Schedule 1 B, of the Companies Act 2006. For the purposes of withdrawing any restrictions notice or for any application (or(d) similar) to the court under Schedule 1 B of the Companies Act 2006, the U.S. Borrower shall cause each U.K. Loan Party shall provide such assistance as the Administrative Agent may reasonably request in respect of any Stock that constitutes Collateral and provide the Administrative Agent with all information, documents and evidence that it may reasonably request in connection with the same. OFAC/Patriot Act. The U.S. Borrower shall, and shall cause eachSECTION 7.13 other Group Member to, comply in all material respects with the laws, regulations and executive orders referred to in Sections 4.18 and 4.19. Designation of Subsidiaries. The U.S. Borrower may at any timeSECTION 7.14 designate any Restricted Subsidiary as an Unrestricted Subsidiary or designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that: (a) immediately before and after such designation, no Event of Default shall have occurred and be continuing; (b) the U.S. Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the U.S. Borrower demonstrating compliance with clause (a) above and, if applicable, certifying that such Subsidiary meets the requirements of an “Unrestricted Subsidiary”; 120 [[5628733]]

(c) any Unrestricted Subsidiary that has subsequently been designated as a Restricted Subsidiary shall not be re-designated as an Unrestricted Subsidiary; (d) the Investment resulting from the designation of such Restricted Subsidiary as an Unrestricted Subsidiary as described below is permitted by Section 8.3; and (e) no Unrestricted Subsidiary may (i) own any Stock or Stock Equivalents in the U.S. Borrower or any of its Restricted Subsidiaries, (ii) hold any Indebtedness of, or any Lien on any property of, the U.S. Borrower or any of its Restricted Subsidiaries or (iii) own (including by way of exclusive license or similar) any Intellectual Property material to the business of the U.S. Borrower and its Restricted Subsidiaries. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the U.S. Borrower therein at the date of designation in an amount equal to the fair market value (as determined by the U.S. Borrower in good faith) of the U.S. Borrower’s or its Subsidiary’s (as applicable) Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness and Liens of such Subsidiary existing at such time and a return on any Investment by the U.S. Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value (as determined by the U.S. Borrower in good faith) at the date of such designation of the U.S. Borrower’s or its Subsidiary’s (as applicable) Investment in such Subsidiary. ARTICLE 8 NEGATIVE COVENANTS The U.S. Borrower (and with respect to Section 8.8(b) only, Holdings) agrees with the Lenders, the L/C Issuers and the Administrative Agent that, prior to the Termination Date: Indebtedness. The U.S. Borrower shall not, nor shall it permit any ofSECTION 8.1 its Restricted Subsidiaries to, directly or indirectly, incur or otherwise remain liable with respect to or responsible for any Indebtedness, except for the following: the Obligations, including the Delayed-Draw Dollar Term Loans, any(a) Incremental Revolving Loans, any Incremental Term Loans, any Extended/Modified Loans and any Replacement Loans; Indebtedness existing on the date hereofFifth Amendment Effective Date and(b) set forth on Schedule 8.1; Indebtedness consisting of Capitalized Lease Obligations (other than with(c) respect to a lease entered into as part of a Sale and Leaseback Transaction) and Indebtedness incurred to finance the acquisition, repair, improvement or construction of fixed or capital assets of any Group Member; provided, however, that (i) the aggregate outstanding principal amount of all such Indebtedness at any time does not exceed the greater of (x) $4,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by13.0% of Trailing EBITDA at such time and (ii) such Indebtedness is incurred and any Liens securing such Indebtedness are created within 180 days after the lease or acquisition, or the completion of repair, improvement or construction, of the asset financed; 121 [[5628733]]

Capitalized Lease Obligations arising under Sale and Leaseback Transactions(d) permitted hereunder in reliance upon Section 8.4(b)(ii); intercompany loans owing to any Group Member and constituting Permitted(e) Investments of such Group Member; obligations under Hedging Agreements entered into in the ordinary course of(f) business or consistent with industry practices or in connection with Acquisitions permitted hereunder; Guaranty Obligations of any Group Member with respect to Indebtedness of any(g) other Group Member (other than Indebtedness permitted hereunder in reliance upon clause (b) above, for which Guaranty Obligations shall be permitted only to the extent set forth in such clause), in each case to the extent permitted under Section 8.3 (other than clause (k)(i) or (aa) thereof); any Indebtedness of any Group Member; provided that the aggregate principal(h) amount of all Indebtedness outstanding in reliance on this clause (h) at any time shall not exceed the greater of (i) $6,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by19.0% of Trailing EBITDA at such time; Indebtedness arising under indemnity agreements to title insurers to cause such(i) title insurers to issue to the Administrative Agent mortgagee title insurance policies; Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant(j) to clauses (b), (c), (d), (h), (j), (k), (m), (o), (p), (q) and (t) of this Section 8.1; Indebtedness incurred in the ordinary course of business in respect of (i)(k) overdraft facilities, employee credit card programs, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements; (ii) performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees, return of money bonds and similar obligations not in connection with money borrowed, including those incurred to secure health, safety and environmental obligations; and (iii) Indebtedness owed to any Person providing property, casualty, business interruption or liability insurance to the U.S. Borrower or any of its Subsidiaries, so long as such Indebtedness shall not be in excess of the amount of the unpaid premiums therefor; Indebtedness (i) arising from agreements of the U.S. Borrower or any Restricted(l) Subsidiary providing for indemnification, adjustment of purchase price “earn-outs” or other similar obligations, in each case, incurred in connection with (A) any Sale by the U.S. Borrower or any Restricted Subsidiary; provided that such Sale shall be permitted by the terms of this Agreement, or (B) any Permitted Acquisition or other Permitted Investment, or (ii) in respect of guaranties, letters of credit, bank guaranties, bankers’ acceptances, surety bonds, performance bonds or similar obligations to support any of the foregoing obligations; Indebtedness of any Person that becomes a Restricted Subsidiary (or is merged(m) or consolidated with or into the U.S. Borrower or any Restricted Subsidiary) or Indebtedness assumed by the U.S. Borrower or any Restricted Subsidiary in connection with any Acquisition or other Permitted Investment, in each case, on or after the date of this Agreement; provided that (i) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such Acquisition or other Permitted Investment is consummated, (ii) such Indebtedness is not created in anticipation or contemplation of such Person becoming a Restricted Subsidiary (or being so merged or consolidated) or such Acquisition or other Permitted Investment, (iii) such Indebtedness is not directly or 122 [[5628733]]

indirectly recourse to any of the Group Members other than such Person and its Restricted Subsidiaries and (iv) with respect to such Indebtedness incurred or assumed after the Fourth Amendment Effective Date, the aggregate outstanding principal amount of all such Indebtedness at any time shall not exceed the greater of (x) $3,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by9.5% of Trailing EBITDA at such time unsecured Indebtedness consisting of “earn-outs” and other similar deferred(n) consideration in respect of Permitted Acquisitions or other Permitted Investments; Permitted Seller Debt in an aggregate outstanding principal amount not(o) exceeding at any time the greater of (i) $3,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by9.5% of Trailing EBITDA at such time; Indebtedness consisting of promissory notes issued by the U.S. Borrower or any(p) Restricted Subsidiary to current or former officers, managers, consultants, directors and employees of Holdings or any Group Member (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the redemption, purchase or other acquisition or retirement for value by Holdings (or any of its parent company’s) of its Stock or Stock Equivalents; provided that at the time of the issuance of such promissory note such purchase, redemption or other acquisition or retirement is otherwise permitted by this Agreement; other Indebtedness; provided that (i) the final maturity of such Indebtedness shall(q) not be earlier than the date that is 90 days after the latest Maturity Date, (ii) any such Indebtedness in the form of Subordinated Debt is subject to a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent, (iii) to the extent such Indebtedness is secured by assets that are not Collateral, such Indebtedness shall not be secured by Collateral and (iv) on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness (and after giving effect to any Permitted Acquisition or other Permitted Investment consummated simultaneously therewith and any other application of the proceeds thereof), (A) if such Indebtedness is secured by a Lien on the Collateral that is pari passu with the Liens securing the Obligations, the Consolidated First Lien Leverage Ratio as of the last day of the most recently ended Test Period shall be no greater than (1) with respect to Indebtedness incurred to finance Permitted Acquisitions or other Permitted Investments, 4.75:1.00 or (2) with respect to all other Indebtedness, 4.50:1.00, (B) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Lien securing the Obligations, the Consolidated Secured Leverage Ratio as of the last day of the most recently ended Test Period shall be no greater than (1) with respect to Indebtedness incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Indebtedness, 5.00:1.00 and (C) if such Indebtedness is unsecured or secured solely by assets that do not constitute Collateral, the Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period shall be no greater than (1) with respect to Indebtedness incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Indebtedness, 5.00:1.00; Indebtedness of Restricted Subsidiaries that are not Loan Parties, provided that(r) the aggregate principal amount of all Indebtedness outstanding in reliance on this clause (r) at any time shall not exceed the greater of (i) $2,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by6.5% of Trailing EBITDA at such time; Indebtedness consisting of obligations of the U.S. Borrower and its Restricted(s) Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in the 123 [[5628733]]

ordinary course of business or in connection with any Permitted Acquisition or any other Permitted Investment; Incremental Equivalent Debt;(t) Indebtedness of the U.S. Borrower and/or any Restricted Subsidiary in respect of(u) (i) Banking Services or otherwise in connection with cash management and deposit accounts, including Banking Services Obligations, and (ii) incentive, supplier finance or similar programs; guaranties by the U.S. Borrower or any Restricted Subsidiary of the obligations(v) of suppliers, customers, licensees or sublicensees, in each case, in the ordinary course of business, (ii) Indebtedness incurred in the ordinary course of business in respect of obligations of the U.S. Borrower and/or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services pursuant to customary arrangements and (iii) Indebtedness in respect of guaranties, letters of credit, bank guaranties, bankers’ acceptances, surety bonds, performance bonds or similar obligations supporting trade payable arrangements entered into in the ordinary course of business; Indebtedness (including obligations in respect of letters of credit, bank(w) guaranties, bankers’ acceptances, surety bonds, performance bonds or similar instruments with respect to such Indebtedness) incurred by the U.S. Borrower or any Restricted Subsidiary in respect of workers compensation, unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other employee benefits, in each case, in the ordinary course of business; customer deposits and advance payments received in the ordinary course of(x) business from customers for goods and services in the ordinary course of business; and all premiums (if any), interest (including post-petition interest and payment in(y) kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to any Indebtedness of the U.S. Borrower or any Restricted Subsidiary. For purposes of determining compliance with this Section 8.1: (1) the principal amount of Indebtedness outstanding under any clause of this Section 8.1 will be determined after giving effect to the application of proceeds of such Indebtedness to refinance any other Indebtedness; (2) guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness will not be included in the determination of such amount of Indebtedness; (3) (i) the accrual of interest, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest in the form of additional Indebtedness, (ii) the payment of premiums, fees, expenses, charges and additional or contingent interest on obligations and (iii) increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies, in each case, will not be deemed to be an incurrence of Indebtedness; (4) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories set forth above, the U.S. Borrower may, in its sole 124 [[5628733]]

discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 8.1; provided that all Indebtedness created pursuant to the Loan Documents will be deemed to have been incurred in reliance on clause (a) above and shall not be permitted to be reclassified pursuant to this paragraph; and (5) the principal amount of any Indebtedness incurred in a currency other than Dollars shall be measured based upon the Dollar equivalent thereof at the time of incurrence, and subsequent changes in currency exchange rates shall not deem to result in an increase or decrease to the outstanding amount of such Indebtedness. If any Indebtedness incurred as a Permitted Refinancing permitted under this Section 8.1 of any other Indebtedness that is denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced) would cause the applicable Dollar-denominated restriction to be exceeded if calculated on a Dollar equivalent basis as of the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the Dollar equivalent of the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced, plus (ii) the aggregate amount of reasonable and customary fees, premiums and other costs and expenses incurred or paid in connection with such refinancing. Liens. The U.S. Borrower shall not, nor shall it permit any of itsSECTION 8.2 Restricted Subsidiaries to, incur, maintain or otherwise suffer to exist any Lien upon or with respect to any of its property, whether now owned or hereafter acquired, or, except as permitted by Section 8.4, assign any right to receive income or profits, except for the following: Liens created pursuant to any Loan Document;(a) Customary Permitted Liens;(b) Liens existing on the date hereofFifth Amendment Effective Date and set forth(c) on Schedule 8.2 and any modification, replacement, refinancing, renewal or extension thereof; Liens on the property of the U.S. Borrower or any of its Restricted Subsidiaries(d) securing Indebtedness permitted hereunder in reliance upon Section 8.1(c); provided, however, that (i) such Liens exist prior to the acquisition of, or attach substantially simultaneously with, or within 180 days after, the lease, acquisition, repair, improvement or construction of such property financed, whether directly or through a Permitted Refinancing, by such Indebtedness and (ii) such Liens do not extend to any property of any Group Member other than the property subject to such lease or acquired or constructed, or the improvements or repairs, financed, whether directly or through a Permitted Refinancing, by such Indebtedness (and proceeds thereof and accessions, improvements and additions thereto), it being agreed that, notwithstanding the foregoing, individual financings of the type permitted under Section 8.1(c) provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates; Liens on the property of the U.S. Borrower or any of its Restricted Subsidiaries(e) securing the Permitted Refinancing of any Indebtedness secured by any Lien on such property permitted hereunder in reliance upon clause (c) or (d) above or this clause (e) without any change in the property subject to such Liens; Liens on property of any Person existing at the time such Person becomes a(f) Restricted Subsidiary (or is merged or consolidated with or into the U.S. Borrower or any Restricted 125 [[5628733]]

Subsidiary) and Liens existing on any property prior to the acquisition thereof by the U.S. Borrower or any Restricted Subsidiary, in each case, in a transaction permitted hereunder, and any modification, replacement, refinancing, renewal or extension thereof; provided that such Liens (i) do not extend to property not subject to such Liens at the time of such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such acquisition is consummated (and proceeds thereof and accessions, improvements and additions thereto) and (ii) are not created in anticipation or contemplation of such Person becoming a Restricted Subsidiary (or being so merged or consolidated) or such acquisition; Liens on any cash earnest money deposits made by a Group Member in(g) connection with any letter of intent or purchase agreement entered into with respect to a Permitted Acquisition or other Investment not otherwise prohibited by this Agreement; Liens on any property of the U.S. Borrower or any of its Restricted Subsidiaries(h) securing any of their Indebtedness or their other liabilities; provided, however, that the aggregate outstanding principal amount of all such Indebtedness and other liabilities shall not exceed at any time the greater of (x) $3,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by9.5% of Trailing EBITDA at such time; Liens on any property of any Foreign Subsidiaries that are not Loan Parties;(i) Liens on any property securing Indebtedness incurred in reliance on Section(j) 8.1(m); restrictions permitted under Section 8.10 and Sales permitted under Section 8.4;(k) any interest or title of a lessor or sublessor under any lease permitted by this(l) Agreement; Liens arising from precautionary uniform commercial code financing statements(m) filed under any lease permitted by this Agreement; Liens consisting of Contractual Obligations of any Loan Party to Sell property;(n) provided that (i) such Sale is permitted (or is required to be permitted) under Section 8.4, (ii) such Liens extend only to the property that is the subject of such Sale and (iii) such Contractual Obligations do not constitute Indebtedness; Liens for the benefit of insurance companies and insurance brokers on rights(o) under insurance policies and proceeds thereof securing obligations permitted by Section 8.1(k); non-exclusive licenses or sublicenses of Intellectual Property entered into in the(p) ordinary course of business; Liens for the benefit of insurance companies that are cured within ten (10) days;(q) Liens consisting of security deposits (i) in connection with leases, utility services(r) and similar transactions entered into by the U.S. Borrower or any Restricted Subsidiary in the ordinary course of business and (ii) to secure the performance of bids, tenders, statutory obligations (other than taxes), surety, stay, customs, performance bonds, and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; 126 [[5628733]]

Liens on program renewal rights sold to third parties (and any related books and(s) records, goodwill, information technology system, trade names or trademarks (and licenses thereof) and any proceeds thereof) (i) on or prior to the Closing Date or (ii) in connection with any Sale permitted pursuant to Section 8.4; Liens securing Indebtedness permitted pursuant to Section 8.1(j) (solely with(t) respect to the permitted refinancing, refunding or replacement of secured Indebtedness permitted pursuant to Sections 8.1(b), (c), (d), (h), (j), (k), (m), (o), (p), (q) and (t)); Liens arising under Sale and Leaseback Transactions permitted hereunder in(u) reliance upon Section 8.4(b)(ii); Liens on assets and Stock of Restricted Subsidiaries that are not Loan Parties(v) (including Capital Stock owned by such Persons) securing Indebtedness of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 8.1; Liens securing Incremental Equivalent Debt or Indebtedness permitted pursuant(w) to Section 8.1(q); provided, that any such Lien on the Collateral that is pari passu with or junior to the Lien on the Collateral securing any of the Obligations shall be subject to an Acceptable Intercreditor Agreement; Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in(x) favor of any Restricted Subsidiary that is not a Loan Party, in the case of clauses (i) and (ii), securing intercompany Indebtedness permitted (or not restricted) under Section 8.1 or Section 8.9; Liens securing (i) obligations of the type described in Section 8.1(f) and/or (ii)(y) obligations of the type described in Section 8.1(u); (i) Liens on Stock of joint ventures or Unrestricted Subsidiaries securing capital(z) contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture or similar agreements and agreements with respect to joint ventures or Subsidiaries that are not Wholly Owned Subsidiaries; and Liens on cash or Cash Equivalents arising in connection with the defeasance,(aa) discharge or redemption of Indebtedness. For purposes of determining compliance with this Section 8.2, (1) the increase in the amount of any obligation secured by a Lien by virtue of (i) the accretion or amortization of original issue discount, (ii) the payment of interest, fees and other amounts in the form of Indebtedness, and (iii) as a result of fluctuations in the exchange rate of currencies, in each case will not be deemed to be an incurrence or existence of additional Liens; (2) in the event that any Lien (or any portion thereof) meets the criteria of more than one of the categories set forth above, the U.S. Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Lien (or any portion thereof) in any manner that complies with this Section 8.2; provided that all Liens created pursuant to the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (a) above and will not be permitted to be reclassified pursuant to this paragraph; and 127 [[5628733]]

(3) the principal amount of any Indebtedness incurred in a currency other than the Dollar and secured by a Lien permitted hereunder shall be measured based upon the Dollar equivalent of such amount at the time of incurrence, and subsequent changes in currency exchange rates shall not increase or decrease the amount of outstanding Indebtedness secured by such Lien. Any Lien securing Indebtedness incurred as a Permitted Refinancing under Section 8.1 of any other Indebtedness that is denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced) shall be permitted so long as the Indebtedness incurred as such Permitted Refinancing is permitted pursuant to the last sentence of Section 8.1. Investments. The U.S. Borrower shall not, nor shall it permit any ofSECTION 8.3 its Restricted Subsidiaries to, make or maintain, directly or indirectly, any Investment, except for the following: Investments (i) existing on the date hereofFifth Amendment Effective Date in(a) the U.S. Borrower or in any Subsidiary or set forth on Schedule 8.3 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, replacement, renewal or extension increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 8.3; Investments in cash and Cash Equivalents;(b) (i) endorsements for collection or deposit in the ordinary course of business, and(c) (ii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from account debtors and other credits to suppliers in the ordinary course of business; Investments made as part of, or acquired in connection with, any Permitted(d) Acquisition; Investments, including in the form of Guaranty Obligations, by (i) any Loan(e) Party in any other Loan Party (other than Holdings), provided that the aggregate outstanding amount of all Investments (other than in the form of Guaranty Obligations, provided that, in the case of Guaranty Obligations in respect of Indebtedness (other than the Obligations) of any Non-U.S. Loan Party, the applicable U.S. Loan Party providing such Guaranty Obligations could have been the primary obligor with respect to such Indebtedness) by the U.S. Loan Parties (other than CFC Loan Parties) in the Non-U.S. Loan Parties made after the Fourth Amendment Effective Date and permitted by this clause (i) shall not exceed at any time the greater of (x) $5,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by16.0% of Trailing EBITDA at such time, (ii) any Group Member that is not a Loan Party in any Group Member, (iii) any Loan Party in any Group Member the proceeds of which are used substantially concurrently to consummate a Permitted Acquisition, or (iv) any Loan Party in any Group Member or in any joint venture, provided that the aggregate outstanding amount of all Investments permitted pursuant to this clause (iv) shall not exceed at any time the greater of (x) $5,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by16.0% of Trailing EBITDA at such time; provided that any Investment consisting of loans or advances to any Loan Party pursuant to this clause (e) shall at all times be subordinated in full to the payment of the Loan Document Obligations of such Loan Party on terms and conditions reasonably satisfactory to the Administrative Agent; 128 [[5628733]]

loans or advances to employees of the U.S. Borrower or any of its Restricted(f) Subsidiaries to finance travel, entertainment and relocation expenses and other ordinary business purposes; provided, however, that the aggregate outstanding principal amount of all loans and advances permitted pursuant to this clause (f) shall not exceed at any time the greater of (i) $750,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by2.4% of Trailing EBITDA at such time; (i) Investments made in connection with any compensation plan or arrangement(g) for any future, present or former employee, director, member of management, officer, manager or consultant or independent contractor (or any Affiliate thereof) of Holdings, any parent company of Holdings, the U.S. Borrower or any of its Subsidiaries or joint ventures and (ii) loans or advances to future, present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or any Affiliate thereof) of Holdings, any parent company of Holdings, the U.S. Borrower or any of its Subsidiaries or joint ventures in connection with such Person’s purchase of equity interests (or purchase of such loans made by others), (A) in an aggregate principal amount for both clauses (i) and (ii) not to exceed $2,500,000 at any time outstanding plus (B) in the case of clause (ii) only, the amount of the proceeds of such loan or advance that are substantially contemporaneously contributed to the U.S. Borrower; intercompany loans and advances to Holdings (or any parent of Holdings) to the(h) extent that the U.S. Borrower may pay dividends to Holdings pursuant to Section 8.5 (and in lieu of paying such dividends); receivables arising and trade credit granted in the ordinary course of business(i) and any securities received in satisfaction or partial satisfaction thereof from account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayment and other credits, deposits or pledges (which deposits and pledges are not otherwise prohibited by this Agreement) to suppliers made in the ordinary course of business; Investments made by the U.S. Borrower or its Subsidiaries as a result of(j) consideration received in connection with Sales made in compliance with Section 8.4 (other than clause (i) thereof); (i) Guaranty Obligations permitted by Section 8.1 (other than clause (g) thereof)(k) and (ii) Guaranty Obligations of the U.S. Borrower or any Restricted Subsidiary in respect of leases (other than those related to Capital Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; Investments constituting Capital Expenditures made in the ordinary course of(l) business; any other Investment by the U.S. Borrower or any of its Restricted Subsidiaries;(m) provided, however, that the aggregate outstanding amount of all such Investments shall not exceed at any time the greater of (x) $15,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by48.0% of Trailing EBITDA at such time; Investments in Interest Rate Contracts and other Hedging Agreements(n) maintained in accordance with Section 8.1(f); [Reserved];(o) 129 [[5628733]]

the U.S. Borrower and its Restricted Subsidiaries may hold Investments to the(p) extent such Investments are otherwise permitted hereunder and reflect an increase in the value thereof; so long as no Event of Default shall have occurred and be continuing or would(q) result therefrom, any Investment in an amount not to exceed the Cumulative Available Amount at the time such Investment is made; Investments funded with the proceeds of, or made in exchange for, the issuance(r) of (or contributions in respect of) Stock or Stock Equivalents of Holdings (or any parent of Holdings) that constitute Qualified Capital Stock, in each case, to the extent (x) not otherwise applied and (y) not constituting a Specified Equity Contribution or an Available Excluded Contribution Amount; intercompany loans and other Investments in any Restricted Subsidiary (i) to the(s) extent used by such Restricted Subsidiary to fund (A) a Permitted Acquisition to be made by such Restricted Subsidiary or (B) any Investments to be made by such Restricted Subsidiary permitted pursuant to Section 8.3(m), 8.3(q), 8.3(y), 8.3(z), 8.3(jj) or 8.3(kk), (ii) to the extent used by such Restricted Subsidiary or any of its Subsidiaries that are Restricted Subsidiaries to finance (A) any interest, principal and premium payments in respect of any Indebtedness of any such Restricted Subsidiary outstanding on the Fourth Amendment Effective Date or incurred thereafter in the ordinary course of business (or, in the case of the U.K. Subsidiary, constituting Loans), (CB) fees, costs and expenses incurred by any such Restricted Subsidiary in connection with any internal reorganizations or restructurings, including severance costs and lease cancellation expenses, provided that the aggregate outstanding amount of all such Investments permitted pursuant to this clause (CB) shall not exceed at any time £2,000,000, or (DC) fees, costs and expenses incurred by any such Restricted Subsidiary in connection with COVID-19 or any other extraordinary, unusual or non-recurring events, provided that the aggregate outstanding amount of all such Investments permitted pursuant to this clause (DC) shall not exceed at any time £1,000,000; intercompany receivables that arise solely from customary transfer pricing(t) arrangement among the U.S. Borrower and its Subsidiaries in each case in the ordinary course of business and only to the extent such arrangements are entered into in order to accurately reflect the costs of operating the business of the U.S. Borrower and its Subsidiaries and to maintain compliance with all applicable jurisdictional tax requirements; Investments in the ordinary course of business consisting of Uniform(u) Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices; advances of payroll payments to employees in the ordinary course of business;(v) Investments made in the ordinary course of business in connection with (i)(w) obtaining, maintaining or renewing customer contracts and loans or advances made to distributors in the ordinary course of business, and (ii) customary trade arrangements with customers, suppliers, licensors, sublicensors, licensees, sublicensees and other counterparties; Investments required pursuant to any Requirement of Law, including, for the(x) avoidance of doubt, in connection with any capital requirements; (i) to the extent the U.S. Borrower or any Loan Party acquires the AIG Renewal(y) Rights with the proceeds of Qualified Capital Stock (other than a Specified Equity Contribution or an 130 [[5628733]]

Available Excluded Contribution Amount), any Acquisition or other Investments made with the proceeds of any Sale or other disposition of the AIG Renewal Rights and (ii) to the extent such acquisition constitutes an Investment, the consummation of the required purchase of the AIG Renewal Rights; Investments so long as (i) after giving effect thereto on a Pro Forma Basis, the(z) Consolidated Total Leverage Ratio as of the last day of the most recently ended Test Period does not exceed 4.00:1.00 and (ii) no Event of Default exists or would result therefrom; to the extent constituting Investments, Investments consisting of (or resulting(aa) from) Indebtedness permitted under Section 8.1 (other than Indebtedness permitted under Section 8.1(e)), Permitted Liens, Sales permitted by Section 8.4 (other than Section 8.4(i)), Restricted Payments permitted under Section 8.5 (other than Section 8.5(m)), Restricted Debt Payments permitted by Section 8.6, and mergers, consolidations, acquisitions and liquidations permitted by Section 8.7 (other than Section 8.7(c)); Investments (including debt obligations and Stock) received (i) in connection(bb) with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes; Investments to the extent that payment therefor is made solely with Stock of any(cc) parent company of the U.S. Borrower or Qualified Capital Stock of the U.S. Borrower or any Restricted Subsidiary, in each case, to the extent (x) not otherwise applied, (y) not resulting in a Change of Control and (z) not constituting a Specified Equity Contribution or an Available Excluded Contribution Amount; (i) Investments of any Restricted Subsidiary acquired after the Closing Date, or(dd) of any Person acquired by, or merged into or consolidated with, the U.S. Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 8.3 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of the relevant acquisition, merger or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 8.3(dd) so long as no such modification, replacement, renewal or extension thereof increases the original amount of such Investment except as otherwise permitted by this Section 8.3; [Reserved];(ee) Investments consisting of the licensing or contribution of Intellectual Property(ff) rights pursuant to joint marketing arrangements with other Persons; Investments in the U.S. Borrower, any Restricted Subsidiary and/or joint venture(gg) in connection with intercompany cash management arrangements and related activities in the ordinary course of business; Investments made in joint ventures as required by, or made pursuant to,(hh) customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business; 131 [[5628733]]

(i) Investments in Subsidiaries in connection with internal reorganizations and/or(ii) restructurings and activities related to tax planning; provided that, after giving effect to any such reorganization, restructuring or activity, neither the Guaranty Obligation of the Guarantors, taken as a whole, nor the security interest of the Administrative Agent in the Collateral, taken as a whole, is materially impaired (as determined by the U.S. Borrower in good faith), and (ii) Investments in any Restricted Subsidiary that is not a U.S. Loan Party made in the form of a contribution in respect of (or in exchange for the issuance of) Stock or Stock Equivalents of such Restricted Subsidiary of Stock or Stock Equivalents of any other Restricted Subsidiary that is not a U.S. Loan Party; any Investment in an amount not to exceed the portion, if any, of the Available(jj) Excluded Contribution Amount at the time such Investment is made that the U.S. Borrower elects to apply to this clause (jj); Investments in any Unrestricted Subsidiary and/or any Similar Business(kk) (including any joint venture) in an aggregate outstanding amount not to exceed at any time the greater of (i) $2,500,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by8.0% of Trailing EBITDA at such time; and Investments by the U.S. Borrower and/or any Restricted Subsidiary that result(ll) solely from the receipt by the U.S. Borrower or such Restricted Subsidiary of a dividend or other Restricted Payment in the form of Stock, Stock Equivalents, evidences of Indebtedness or other Securities (but not any additions thereto made after the date of the receipt thereof), in each case without any consideration therefor being paid by the U.S. Borrower or any Restricted Subsidiary. For purposes of determining compliance with this Section 8.3: (1) the principal amount of any Investment made in a currency other than the Dollar shall be measured on a Dollar equivalent basis at the time such Investment is made, and subsequent changes in currency exchange rates shall not increase or decrease the amount of outstanding Investments; and (2) in the event that any Investment (or any portion thereof) meets the criteria of more than one of the categories set forth above, the U.S. Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Investment (or any portion thereof) in any manner that complies with this Section 8.3. Asset Sales. The U.S. Borrower shall not, nor shall it permit any of itsSECTION 8.4 Restricted Subsidiaries to, Sell any of its property (other than cash or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made) or issue shares of its own Stock (other than in the case of Foreign Subsidiaries, directors’ qualifying shares or shares required by applicable law to be held by a Person other than the U.S. Borrower or any of its Subsidiaries), in each case having a fair market value in excess of $500,000 in a single transaction or a series of related transactions and in excess of $1,000,000 in the aggregate for all such transactions, except for the following: (i) in each case to the extent entered into in the ordinary course of business, (1)(a) Sales or discounts of accounts receivable in connection with the collection or compromise thereof, including supplier financing arrangements, that accelerate collection of receivables from clients or customers, (2) Sales of inventory, (3) Sales of property that is or has become obsolete, damaged, worn out or surplus or that, in the reasonable judgment of the U.S. Borrower, is no longer used or useful in the 132 [[5628733]]

business of the U.S. Borrower and its Restricted Subsidiaries, (4) non-exclusive licenses or sublicenses of Intellectual Property, and (5) the abandonment or Sale of Intellectual Property that is, in the reasonable good faith judgment of the U.S. Borrower, no longer material to the conduct of the business of the Group Members taken as a whole, and (ii) Sales of equipment or real property to the extent that such property is exchanged for credit against the purchase price of similar replacement property or the proceeds of such disposition are promptly applied to the purchase price of such replacement property; (i) a true lease or sublease of real property not entered into as part of a Sale and(b) Leaseback Transaction and (ii) a Sale of property pursuant to a Sale and Leaseback Transaction; provided, however, that the aggregate fair market value (as reasonably determined by the U.S. Borrower as of the time of the applicable Sale) of all property covered by any such outstanding Sale and Leaseback Transaction at any time shall not exceed the greater of (i) $2,000,000 and (ii) 6.5% of Trailing EBITDA at such time; any Sale or issuance by any Group Member to any other Group Member to the(c) extent (i) any resulting Investment constitutes a Permitted Investment or (ii) such Sale made by (x) any Loan Party to any Restricted Subsidiary that is not a Loan Party or (y) any U.S. Loan Party (other than a CFC Loan Party) to any Non-U.S. Loan Party, in each case, is for fair market value (as reasonably determined by the U.S. Borrower); (i) any Sale or issuance by the U.S. Borrower of its own Stock to Holdings, (ii)(d) any Sale or issuance by any Restricted Subsidiary of its own Stock to its equity holders, provided, that the proportion of such Stock and of each class of such Stock (both on an outstanding and fully-diluted basis) held by the Loan Parties (other than Holdings), taken as a whole, does not change as a result of such Sale or issuance and (iii) to the extent necessary to satisfy any Requirement of Law in the jurisdiction of incorporation of any Restricted Subsidiary, any Sale or issuance by such Restricted Subsidiary of its own Stock constituting directors’ qualifying shares or nominal holdings; as long as no Event of Default is continuing or would result therefrom (other(e) than with respect to Sale or issuance made pursuant to a legally binding commitment entered into by the U.S. Borrower or any Restricted Subsidiary at a time when no Event of Default existed or would have resulted from such Sale or issuance), any Sale or issuance by any Group Member for fair market value (as reasonably determined by the U.S. Borrower); provided, however, that, with respect to any such Sale or issuance with a purchase price in excess of $2,500,000, at least 75% of the consideration payable in respect of such Sale or issuance is in the form of cash or Cash Equivalents (provided that for purposes of the 75% cash consideration requirement, (i) the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are expressly subordinated in right of payment or Lien priority to the Obligations or the Liens created under the Collateral Documents, respectively, or that are owed to the U.S. Borrower or any Restricted Subsidiary) of the U.S. Borrower or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet (or in the notes thereto)) that are assumed by the transferee of any such assets and for which the U.S. Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing, (ii) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Sale or issuance, (iii) any Security received by the U.S. Borrower or any Restricted Subsidiary from such transferee that is converted by such Person into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Sale or issuance and (iv) any Designated Non-Cash Consideration received in respect of such Sale or issuance having an aggregate fair market value (as reasonably determined by the U.S. Borrower), taken together with all other Designated Non-Cash Consideration received pursuant to this clause (e) that is at that time outstanding, not in excess of $1,000,000, in each case, shall be deemed to be cash); 133 [[5628733]]

the Sale or discount by any Group Member in the ordinary course of business of(f) overdue receivables, but only in connection with the compromise or collection thereof (and not as part of any bulk sale or financing transaction); any Sale of the AIG Renewal Rights;(g) as long as no Event of Default exists on the date on which the definitive(h) agreement governing the relevant Sale is executed, the Sale of non-core assets acquired in any Acquisition or similar Investment permitted hereunder which, within 90 days of the date of such Acquisition or Investment, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the U.S. Borrower or any of its Restricted Subsidiaries or any of their respective businesses; provided that the Net Cash Proceeds of such Sale are applied and/or reinvested as (and to the extent) required by Section 2.8(c); Sales or issuances that constitute or effect Permitted Investments, Liens(i) permitted by Section 8.2, Restricted Payments permitted by Section 8.5 (other than Section 8.5(m)) or transactions permitted by Section 8.7; Sales of assets subject to a Property Loss Event;(j) [Reserved];(k) terminations or unwinds of Hedging Agreements;(l) Sales or issuances of Stock and Stock Equivalents of, or sales or issuances of(m) Indebtedness or other Securities of, Unrestricted Subsidiaries; Sales made to comply with any order of any Governmental Authority or any(n) applicable Requirement of Law; any merger, consolidation, Sale or issuance the sole purpose of which is to(o) reincorporate or reorganize (i) any Domestic Subsidiary in another jurisdiction in the U.S. and/or (ii) any Foreign Subsidiary in the U.S. or any other jurisdiction; Dispositions of Investments in any joint venture or any Restricted Subsidiary(p) that is not a Wholly Owned Subsidiary, in each case, to the extent required by, or made pursuant to, buy/sell arrangements between parties to such joint venture or equityholders in such Restricted Subsidiary set forth in the joint venture agreement, operating agreement, shareholders agreement or similar agreement governing such joint venture or such Restricted Subsidiary; other Sales of assets in an aggregate amount during any Fiscal Year of not more(q) than $250,000, which, if not used in such Fiscal Year, shall be carried forward to the next succeeding Fiscal Year (but not any subsequent Fiscal Year, it being understood that any such amount carried over to any Fiscal Year shall be deemed to be used (in such order as shall be determined by the U.S. Borrower) in such Fiscal Year prior to the usage of the amount set forth above otherwise available for such Fiscal Year). To the extent that any Collateral is Sold as permitted by this Section 8.4 to any Person other than a Loan Party, such Collateral shall be Sold free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such Sale; it being understood and 134 [[5628733]]

agreed that the Administrative Agent shall be authorized to take, and shall take, any actions deemed appropriate in order to effect the foregoing in accordance with Article 10. Restricted Payments. The U.S. Borrower shall not, nor shall it permitSECTION 8.5 any of its Restricted Subsidiaries to, directly or indirectly, declare, pay or make any Restricted Payment except for the following (and Holdings shall not use the proceeds of any Restricted Payment made in reliance under clause (c) below other than as set forth in such clause (c)): (i) Restricted Payments (A) by any Group Member that is a Loan Party to any(a) Loan Party (other than Holdings) and (B) by any Group Member that is not a Loan Party to any Group Member and (ii) by any Restricted Subsidiary that is not a Loan Party to any holder of its Stock, to the extent made to all such holders ratably according to their ownership interests in such Stock; dividends and distributions declared and paid on the Qualified Capital Stock of(b) any Group Member ratably to the holders of such Qualified Capital Stock and payable only in Qualified Capital Stock of such Group Member; cash Restricted Payments by of the U.S. Borrower to Holdings (or, in the case of(c) clause (iii) below, the issuance of, or cash payments on, promissory notes issued in accordance with Section 8.1(p)) issued, paid and declared solely for the purpose of funding the following: payments by Holdings (or any direct or indirect owners of Holdings) in(i) an amount sufficient to permit such owners to pay any federal, state and local income taxes required to be paid by such owner on their taxable income or gain attributable to the U.S. Borrower and its Subsidiaries for any taxable year, calculated by multiplying such income (or a good-faith estimate thereof) by an assumed tax rate equal to the highest combined tax rate of an individual subject to federal, state or local income tax in the highest tax rate state in which Holdings or the U.S. Borrower has income tax nexus (the “Permitted Tax Distributions”), provided, for the avoidance of doubt, that Permitted Tax Distributions may be made quarterly; ordinary operating expenses and other transaction expenses of Holdings(ii) (or any direct or indirect parent company of Holdings) (including corporate overhead, legal or similar expenses, audit and accounting expenses and customary salary, bonus and other benefits payable to directors, officers, employees, members of management, managers and/or consultants of Holdings (or any direct or indirect parent company of Holdings)), in each case, which are reasonable and customary and incurred in the ordinary course of business, plus any indemnification claims made by directors, officers, members of management, managers, employees or consultants of Holdings (or any direct or indirect parent company of Holdings), in each case, to the extent attributable to the ownership or operations of Holdings (or any direct or indirect parent company of Holdings) (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any Subsidiary of any Person other than the U.S. Borrower and/or its Subsidiaries), the U.S. Borrower and/or its Subsidiaries; so long as no Event of Default under Section 9.1(a) or (d) exists at the(iii) time thereof or would result therefrom, the redemption, purchase or other acquisition or retirement for value by Holdings or any parent company thereof of its Qualified Capital Stock (or Stock Equivalents with respect to its Qualified Capital Stock) from current or former officers, managers, consultants, directors and employees of any Group Member (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) 135 [[5628733]]

and the issuance of and the payments in promissory notes issued in accordance with Section 8.1(p) in respect of such redemption, purchase or other acquisition for retirement; provided, however, that the aggregate amount of such cash Restricted Payments (together with payments on promissory notes issued in accordance with Section 8.1(p) (other than any payments on such promissory notes from the proceeds of cash Restricted Payments taken into account under this clause (iii)) in any Fiscal Year shall not exceed (A) $10,000,000 plus (B) an amount not to exceed the cash proceeds of key man life insurance policies received by the U.S. Borrower or any Restricted Subsidiary after the Closing Date, (C) the amount of net cash proceeds from the sale of Stock of Holdings or any parent thereof contributed to the U.S. Borrower (other than Disqualified Stock) to officers, directors, employees, advisors or consultants, to the extent not otherwise applied or included in the Cumulative Available Amount and (D) the amount of any cash bonuses or other compensation otherwise payable to any future, present or former director, employee, consultant or distributor of the U.S. Borrower or any Restricted Subsidiary that are foregone in return for the receipt of Stock of Holdings or any parent thereof and (E) the cancellation of Indebtedness owing to a Loan Party from officers, directors, employees, advisors or consultants of a Loan Party or any of its Subsidiaries in connection with any repurchase of Stock; and the payment of customary salary, bonus and other benefits payable to(iv) officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the U.S. Borrower and its Subsidiaries; the payment of fees and expenses related to debt or equity offerings,(v) Investments or Acquisitions (whether or not consummated) and expenses and indemnities of any trustee, agent, arranger, underwriter or similar Person; the payment of insurance premiums to the extent attributable to Holdings(vi) or any parent company thereof (but excluding, for the avoidance of doubt, the portion of any such premiums, if any, attributable to the ownership or operations of any Subsidiary of any Person other than the U.S. Borrower and/or its Subsidiaries), the U.S. Borrower and/or its Subsidiaries; the financing of any Permitted Investment (provided that (x) any(vii) Restricted Payment under this clause (vii) shall be made substantially concurrently with the closing of such Investment and (y) Holdings or any relevant parent company thereof shall, promptly following the closing thereof, cause (I) all property acquired to be contributed to the U.S. Borrower or one or more of its Restricted Subsidiaries or (II) the merger, consolidation or amalgamation of the Person formed or acquired with or into the U.S. Borrower or any Restricted Subsidiaries); and Restricted Payments to enable repurchases by Holdings of warrants,(viii) options or other securities convertible into or exchangeable for Stock deemed to occur upon the exercise of stock options if such Stock represents a portion of the exercise price thereof; so long as no Event of Default shall have occurred and be continuing or would(d) result therefrom, other Restricted Payments not to exceed the greater of (i) $1,500,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by4.8% of Trailing EBITDA at such time; 136 [[5628733]]

[Reserved];(e) so long as no Event of Default is continuing, forgiveness of Indebtedness owing(f) by the U.S. Borrower or any of its Restricted Subsidiaries that are Guarantors to Holdings or any of its Restricted Subsidiaries; [Reserved];(g) Restricted Payments, so long as (x) no Event of Default has occurred and is(h) continuing and (y) the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such Restricted Payment as of the last day of the most recently ended Test Period, would not exceed 2.00:1.00; Restricted Payments the proceeds of which are applied to pay Transaction(i) Expenses; [Reserved];(j) [Reserved];(k) so long as (x) no Event of Default shall have occurred and be continuing or(l) would result therefrom and (y) the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such Restricted Payment as of the last day of the most recently ended Test Period, would not exceed 6.00:1.00, other Restricted Payments, provided that at the time any Restricted Payment is made in reliance on this clause (l), and giving effect to the making thereof, the aggregate amount of Restricted Payments made in reliance on this clause (l) in any period of twelve (12) months shall not exceed the lesser of (x) 4.0% of the Gross Invested Equity Capital at such time and (y) $25,000,000; and to the extent constituting a Restricted Payment, any transaction permitted by(m) Section 8.3 (other than Section 8.3(aa)), Section 8.4 (other than Section 8.4(i)) and Section 8.9 (other than Section 8.9(b)). Prepayment of Junior Financing. The U.S. Borrower shall not, norSECTION 8.6 shall it permit any of its Restricted Subsidiaries to (x) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Junior Financing or (y) make any payment in violation of any subordination terms of any such Junior Financing (collectively, “Restricted Debt Payments”); provided, however, that each Group Member may, to the extent not otherwise prohibited by the Loan Documents, do each of the following: consummate a Permitted Refinancing in respect of any Junior Financing that is(a) otherwise permitted under this Agreement; prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled(b) maturity thereof (or set apart any property for such purpose) any Indebtedness owing by a Group Member to any other Group Member, provided, if any Event of Default shall have occurred and be continuing, then no Loan Party shall prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof (or set apart any property for such purpose) Indebtedness owing by such Loan Party to any Group Member that is not a Loan Party (A) subject to clause (B) below, in an aggregate amount for all such Loan Parties and such Indebtedness exceeding $2,500,000 or (B) in any amount upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), 9.1(c) (resulting from failure to comply with Section 5.1) or 9.1(d); 137 [[5628733]]

make regularly scheduled or otherwise required repayments or redemptions of(c) Indebtedness but only to the extent permitted by the subordination provisions thereof, and in the case of any Indebtedness incurred pursuant to Section 8.1(q), to the extent permitted thereunder; (i) make regularly scheduled cash interest payments (including any penalty(d) interest, if applicable) pursuant to the terms of any Junior Financing (but only to the extent permitted by the subordination provisions thereof, if applicable), and (ii) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof Junior Financing, in each case, with the proceeds of a Permitted Refinancing; Restricted Debt Payments in an amount not to exceed the Cumulative Available(e) Amount at the time of consummation of such Restricted Debt Payment; provided that, solely in the case of any such Restricted Debt Payment made in reliance on clause (a), (b), (c), or (e) or (f) of the definition of “Cumulative Available Amount”, (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such Restricted Debt Payment as of the last day of the most recently ended Test Period, would not exceed 3.50:1.00; so long as no Event of Default shall have occurred and be continuing or would(f) result therefrom, make Restricted Debt Payments in an amount not to exceed the greater of (i) $2,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by6.4% of Trailing EBITDA at such time; make Restricted Debt Payments as part of an applicable high yield discount(g) obligation catch-up payment; make (A) Restricted Debt Payments in exchange for, or with proceeds of any(h) issuance of, Qualified Capital Stock of the U.S. Borrower or any Stock of Holdings or any parent company of Holdings (to the extent such proceeds are contributed to the capital of the U.S. Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock) and/or any capital contribution in respect of Qualified Capital Stock of the U.S. Borrower that are not otherwise applied and (1) other than any net proceeds received from the sale of Stock to, or contributions from, the U.S. Borrower or any of its Restricted Subsidiaries, (2) to the extent the relevant net proceeds have not otherwise been applied hereunder and (3) other than any Specified Equity Contribution and/or any Available Excluded Contribution Amount, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Junior Financing into Qualified Capital Stock of the U.S. Borrower or any Stock of Holdings or any parent company of Holdings that are not otherwise applied in reliance on the Cumulative Available Amount and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Junior Financing permitted under Section 8.1; make Restricted Debt Payments with the portion, if any, of the Available(i) Excluded Contribution Amount on such date that the U.S. Borrower elects to apply to this clause (i); and make Restricted Debt Payments, so long as (x) no Event of Default has occurred(j) and is continuing and (y) the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period, does not exceed 2.00:1.00. Fundamental Changes. The U.S. Borrower shall not, nor shall itSECTION 8.7 permit any of its Restricted Subsidiaries to, merge or consolidate with any Person, except for the following: 138 [[5628733]]

[reserved];(a) Holdings or any Restricted Subsidiary may merge or consolidate with the U.S.(b) Borrower (including a merger or consolidation the purpose of which is to reorganize the U.S. Borrower into a new jurisdiction); provided that (x) the U.S. Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the U.S. Borrower ceasing to be organized under the laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the U.S. Borrower, (1) Holdings shall not be an obligor in respect of any Indebtedness that is not permitted to be Indebtedness of the U.S. Borrower under this Agreement, (2) Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the U.S. Borrower, (3) no Event of Default shall have occurred and be continuing prior to and after giving effect to such merger or consolidation, (4) after giving effect to such merger or consolidation, the direct parent of the U.S. Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and thereafter such direct parent of the U.S. Borrower shall be deemed “Holdings” or all purposes under this Agreement and the other Loan Documents and (5) such direct parent of the U.S. Borrower shall pledge 100% of the equity interest of the U.S. Borrower to the Administrative Agent as Collateral to secure the Obligations in form reasonably satisfactory to the Administrative Agent; (i) any Restricted Subsidiary that is not a Loan Party may merge or consolidate(c) with or into any other Restricted Subsidiary that is not a Loan Party, (ii) any Restricted Subsidiary (other than the U.K. Borrower) may merge or consolidate with or into any other Restricted Subsidiary that is a Loan Party and (iii) any merger or consolidation the sole purpose of which is to reincorporate or reorganize a Loan Party in another jurisdiction in the United States shall be permitted; provided, in the case of clauses (ii) and (iii), that (A) no Event of Default shall have occurred and be continuing prior to and after giving effect to such merger or consolidation and (B) the surviving Person shall be a Loan Party (and, if any party to such merger or consolidation is a U.S. Loan Party, shall be a U.S. Loan Party) or such transaction must be a Permitted Investment in accordance with Section 8.3; so long as no Event of Default shall have occurred and be continuing prior to and(d) after giving effect to such merger or consolidation, the U.S. Borrower or the U.K. Borrower may merge or consolidate with any other Person (other than the other Borrower); provided that (i) the U.S. Borrower or the U.K. Borrower, as applicable, shall be the continuing or surviving entity or (ii) if the Person formed by or surviving any such merger or consolidation is not the U.S. Borrower or the U.K. Borrower, as applicable (any such Person, a “Successor Borrower”), (A) such Successor Borrower shall (1) in the case of the proposed substitution of the U.S. Borrower, be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, or (2) in the case of the proposed substitution of the U.K. Borrower, be an entity organized or existing under the laws of England and Wales, (B) such Successor Borrower shall expressly assume all the obligations of the applicable Borrower under this Agreement and the other Loan Documents to which the applicable Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a customary reaffirmation agreement confirm that its obligations under the Guaranty Agreement and the Collateral Documents shall apply to such Successor Borrower’s obligations under this Agreement, (D) if requested by the Administrative Agent, each mortgagor of a property subject to a Mortgage, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to such Successor Borrower’s obligations under this Agreement, and (E) the U.S. Borrower shall have delivered to the Administrative Agent an officer’s 139 [[5628733]]

certificate and an opinion of counsel, each stating that such merger or consolidation comply with this Agreement, and, with respect to such opinion of counsel only, including customary organization, due execution, no conflicts and enforceability opinions and if applicable customary continuing security interest and perfection opinions, in each case, to the extent reasonably requested by the Administrative Agent; provided, further, that if the foregoing are satisfied, such Successor Borrower will succeed to, and be substituted for, the applicable Borrower under this Agreement; and mergers or consolidations that constitute or effect Permitted Investments,(e) Restricted Payments permitted by Section 8.5 (other than clause (m) thereof) or Sales permitted by Section 8.4 (other than clause (i) thereof), provided that any such merger or consolidation to which any Borrower is a party shall be subject to clause (d) above. Change in Nature of Business. (a) No Group Member shall carry onSECTION 8.8 any business, operations or activities (whether directly, through a joint venture, in connection with a Permitted Acquisition or otherwise) substantially different from those carried on by the U.S. Borrower and its Restricted Subsidiaries at the date hereofFifth Amended Effective Date and business, operations and activities incidental, ancillary, complementary or reasonably related thereto. Holdings shall not engage in any business, operations or activity, or hold any(b) property (in each case, other than indirectly through the U.S. Borrower and its Subsidiaries), other than: the maintenance of its legal existence (including the ability to incur fees,(i) costs and expenses relating to such maintenance and performance of activities relating to its officers, directors, managers and employees and those of its Subsidiaries); the holding of any cash and Cash Equivalents (but not operating any(ii) property), holding Stock and Stock Equivalents of the U.S. Borrower and, on an interim basis in connection with any transaction otherwise permitted hereunder, any other property and, in each case, activities and contractual rights incidental thereto; issuing, selling and redeeming its own Stock (including the performing(iii) of activities in preparation for and consummating any public offering of its common stock or any other issuance or sale of its Stock); paying taxes and filing Tax Returns;(iv) holding directors’ and shareholders’ meetings, preparing corporate and(v) similar records and other activities required to maintain its separate corporate or other legal structure; preparing reports to, and preparing and making notices to and filings(vi) with, Governmental Authorities and to its holders of Stock and Stock Equivalents; the making of contributions to the capital of the U.S. Borrower and(vii) receiving, and holding proceeds of, Restricted Payments from the U.S. Borrower and its Subsidiaries and distributing the proceeds thereof to the extent permitted in Section 8.5; performance of its obligations under the Loan Documents to which it is(viii) a party and other transactions expressly permitted under this Agreement; 140 [[5628733]]

as necessary to consummate any Permitted Acquisition or other(ix) Permitted Investment; the incurrence of Indebtedness and Liens under the Loan Documents or(x) the making of guarantees in respect of any Indebtedness of the U.S. Borrower and the Restricted Subsidiaries permitted to be incurred pursuant to Section 8.1; providing indemnification for officers, directors, members of(xi) management, employees and advisors or consultants of any parent company, the U.S. Borrower or its Subsidiaries; the entry into, and performance of its obligations under, any document,(xii) agreement and/or Investment not otherwise prohibited under this Agreement; the performance of obligations under and complying with its Constituent(xiii) Documents, any demands or requests from or requirements of a Governmental Authority or any applicable Requirements of Law (including with respect to the maintenance of its existence and the activities of its Subsidiaries); making and holding Investments in the U.S. Borrower and of the type(xiv) permitted under Sections 8.3(f) or (h); and activities incidental to any of the foregoing.(xv) Other than as provided for in Section 8.7(b), Holdings shall not merge or(c) consolidate with any Person, except so long as no Event of Default shall have occurred and be continuing prior to and after giving effect to such merger or consolidation, Holdings may merge or consolidate with any other Person; provided that (i) Holdings shall be the continuing or surviving entity or (ii) if the Person formed by or surviving such merger or consolidation is not Holdings (any such Person, “Successor Holdings”), (A) Successor Holdings shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) Successor Holdings shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (C) the U.S. Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation comply with this Agreement, and, with respect to such opinion of counsel only, including customary organization, due execution, no conflicts and enforceability opinions and if applicable customary continuing security interest and perfection opinions, in each case, to the extent reasonably requested by the Administrative Agent; provided, further, that if the foregoing are satisfied, Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement. Transactions with Affiliates. The U.S. Borrower shall not, nor shall itSECTION 8.9 permit any of its Restricted Subsidiaries to, except as otherwise expressly permitted herein, enter into any other transaction directly or indirectly with, or for the benefit of, any Affiliate of the U.S. Borrower that is not another Group Member (including Guaranty Obligations with respect to any obligation of any such Affiliate), except for: transactions no less favorable to such Group Member as would be obtained in a(a) comparable arm’s length transaction with a Person not an Affiliate of the U.S. Borrower; 141 [[5628733]]

Restricted Payments, the proceeds of which, if received by Holdings, are used as(b) required by Section 8.5; reasonable salaries and other reasonable director or employee compensation and(c) reimbursement and benefits to officers and directors or employees of any Group Member; (i) any issuance of Securities or rights pursuant to stock options, stock ownership(d) plans (including restricted stock plans), stock grants, directed share programs and other equity based incentive plans and (ii) the execution, delivery and performance of any stockholder or registration rights agreement approved by board of directors (or equivalent governing body) of any Holdings, any parent company of Holdings, the U.S. Borrower or any Restricted Subsidiary; the Group Members may enter into any indemnification agreement or any similar(e) arrangement with directors, officers, consultants and employees of the Group Members in the ordinary course of business and may pay fees and indemnities to directors, officers, consultants and employees of the Group Members in the ordinary course of business; (i) any purchase by Holdings of equity interests of the U.S. Borrower or any(f) contribution by Holdings to the equity capital of the U.S. Borrower and (ii) any acquisition of equity interests of Holdings and any contribution by any equity holder of Holdings to the equity capital of Holdings; transactions between or among Holdings and any of its Subsidiaries (or any(g) Person that becomes a Subsidiary as a result of such transaction), provided such transactions are not otherwise prohibited by this Agreement; [reserved];any transaction pursuant to customary agreements entered in(h) connection with any Qualifying IPO or a Change of Control; [reserved];(i) assignments to Affiliated Lenders to the extent expressly permitted under(j) Section 11.2(g); the non-exclusive licensing of trademarks, copyrights or other Intellectual(k) Property in the ordinary course of business to permit the commercial exploitation of Intellectual Property between or among Affiliates and Subsidiaries of the U.S. Borrower; the payment of customary fees and reasonable out-of-pocket costs to, and(l) indemnities provided on behalf of, directors, officers, employees and consultants of Holdings, the U.S. Borrower and its Subsidiaries or any direct or indirect parent of Holdings in the ordinary course of business to the extent attributable to the ownership or operation of the U.S. Borrower and its Subsidiaries; any agreement, instrument or arrangement as in effect as of the Closing Date and(m) set forth on Schedule 8.9, or any amendment thereto (so long as any such amendment is not adverse to the Lenders in any material respect as compared to the applicable agreement as in effect on the Closing Date); 142 [[5628733]]

any transaction or series of related transactions with consideration valued at less(n) than $2,000,000 (as determined in good faith by the U.S. Borrower) at less than the greater of (i) $2,000,000 and (ii) 6.4% of Trailing EBITDA at such time; (i) any collective bargaining, employment or severance agreement or(o) compensatory (including profit sharing) arrangement entered into by the U.S. Borrower or any of its Restricted Subsidiaries with current or former officers, directors, members of management, managers, employees, consultants or independent contractors of Holdings, any parent company of Holdings, the U.S. Borrower or any of its Subsidiaries, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors of Holdings, any parent company of Holdings, the U.S. Borrower or any of its Subsidiaries and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors of Holdings, any parent company of Holdings, the U.S. Borrower or any of its Subsidiaries or any employment contract or arrangement; (i) any incurrence, repayment, prepayment, redemption, defeasance or(p) other satisfaction, purchase, modification or other transaction with respect to Indebtedness not restricted by this Agreement, including transactions permitted by Sections 8.1(l) and 8.1(p), Section 8.3(dd), (gg), (hh) and (ii),8.1 or 8.6, (ii) any issuance, sale, conversion, exchange or other transaction in respect of Stock and Stock Equivalents not restricted by this Agreement, and transactions permitted by Section 8.5 (other than clause (m) thereof) and(including any payment permitted by such Section 8.6 and (ii) issuances of Stock and issuances and incurrences of Indebtedness not restricted by this Agreementwhether or not such payment is made in the form of a Restricted Payment or in the form of any other payment) and (iii) transactions permitted by Sections 8.3(dd), 8.3(gg), 8.3(hh) and 8.3(ii); the Transactions, including the payment of Transaction Expenses;(q) the payment of customary fees and reasonable out-of-pocket costs to, and(r) indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of Holdings, any parent company of Holdings, the U.S. Borrower and/or any of its Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of Holdings or any parent company of Holdings, to the extent attributable to the operations of the U.S. Borrower or its Subsidiaries; transactions with customers, clients, suppliers, joint ventures, purchasers or(s) sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the U.S. Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the U.S. Borrower or the senior management thereof or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate (as reasonably determined by the U.S. Borrower); (i) any purchase by Holdings of the Stock of (or contribution to the equity capital(t) of) the U.S. Borrower and (ii) any intercompany loan made by Holdings to the U.S. Borrower and/or any Restricted Subsidiary; and 143 [[5628733]]

any transaction in respect of which the U.S. Borrower delivers to the(u) Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of the U.S. Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are no less favorable to the U.S. Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate. Third-Party Restrictions on Liens or Restricted Payments. The U.S.SECTION 8.10 Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, incur or otherwise suffer to exist or become effective any Contractual Obligation limiting the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to, or to make or repay loans or advances to, any Loan Party (other than Holdings) or (b) any Loan Party to incur or suffer to exist any Lien upon any of its properties to secure any of its Obligations, except, for each of clauses (a) and (b) above,: any encumbrance or restrictions set forth in (i) the Loan Documents, (ii) any(a) agreement governing any Incremental Equivalent Indebtedness and (iii) any agreement governing (A) any Indebtedness of any Restricted Subsidiary that is not a Loan Party permitted by Section 8.1 and (B) any Indebtedness permitted by clauses (b), (c), (h), (m), (o) and/or (q) of Section 8.1; limitations on Liens on any property whose acquisition, repair, improvement or(b) construction is financed by purchase money Indebtedness, Capitalized Lease Obligations or Permitted Refinancings permitted hereunder in reliance upon Section 8.1(b) or (c) set forth in the Contractual Obligations governing such Indebtedness, Capitalized Lease Obligations or Permitted Refinancing or Guaranty Obligations with respect thereto; provisions restricting subletting or assignment of any lease governing a leasehold(c) interest of a Restricted Subsidiary entered into in the ordinary course of business; provisions restricting assignment of, or the pledge of rights under, any agreement(d) entered into by a Group Member; restrictions and conditions contained in any agreement relating to the Sale of any(e) property pending the consummation of such Sale; provided that (i) such restrictions and conditions apply only to the property to be Sold and (ii) such Sale is permitted hereunder; any agreement in effect at the time any Person becomes a Restricted Subsidiary,(f) so long as such agreement was not entered into in connection with or in contemplation of such Person becoming a Restricted Subsidiary; any encumbrances or restrictions imposed by any amendments or refinancings(g) that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clause (f) above; provided that such amendments or refinancings are no more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those prior to such amendment or refinancing; provisions restricting the Sale of Intellectual Property contained in licenses(h) entered into the ordinary course of business and in accordance with the terms hereof; any encumbrance or restrictions with respect to an interest in or Restricted(i) Payments, Investments or Sales by such joint venture imposed by any joint venture agreement, 144 [[5628733]]

organizational agreement or the Indebtedness of any joint venture maintained in accordance with Section 8.3; any encumbrance or restrictions pursuant to the documentation governing any(j) Indebtedness permitted hereunder; provided that (i) such encumbrance or restrictions are no more onerous than those contained in this Agreement, (ii) reflect market terms and conditions (when taken as a whole and as reasonably determined by the U.S. Borrower) for such Indebtedness or (iii) the U.S. Borrower shall have determined in good faith that such encumbrances and restrictions would not reasonably be expected to impair in any material respect the ability of the Borrowers and the other Loan Parties to meet their obligations under this Agreement; negative pledges and restrictions on Liens in favor of any holder of Indebtedness(k) permitted under Section 8.1 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness and the proceeds and products thereof; comprise restrictions imposed by any agreement relating to secured Indebtedness(l) permitted pursuant to Section 8.1 to the extent that such restrictions apply only to the property or assets securing such Indebtedness; imposed by customary provisions set forth in (i) the Constituent Documents of(m) any Person or (ii) in any joint venture, shareholders’ or other similar agreements; apply by reason of any applicable law, rule, regulation or order or are required(n) by any Governmental Authority having jurisdiction over the U.S. Borrower or any of its Subsidiaries; arising in respect of cash and other deposits with any Person or under net worth(o) or similar provisions set forth in any agreement entered into in the ordinary course of business or for whose benefit such cash or other deposits, net worth or similar provisions exist; and arising under any Hedging Agreement and/or any agreement relating to any(p) Banking Services. Modification of Certain Documents. The U.S. Borrower shall not, norSECTION 8.11 shall it permit any of its Restricted Subsidiaries to, do any of the following: waive or otherwise modify any term of any Constituent Document, except for(a) those modifications and waivers that do not materially and adversely affect the interests of the Lenders under the Loan Documents or in the Collateral; provided that, for purposes of clarity, it is understood and agreed that the U.S. Borrower and/or any Restricted Subsidiary may effect a change to its organizational form and/or consummate any other transaction that is permitted under Section 8.7; and waive or otherwise modify any term of any Subordinated Debt (other than(b) intercompany loans permitted pursuant to Sections 8.1 and 8.3) after its incurrence and that is the subject of any refinancing, refunding, extension, defeasance, discharge, renewal or replacement, that is not permitted under the applicable subordination agreement. Accounting Changes; Fiscal Year. No Group Member shall change itsSECTION 8.12 (a) accounting practices, except as required or permitted by GAAP or any Requirement of Law, or (b) its fiscal year or its method for determining fiscal quarters or fiscal months. 145 [[5628733]]

Margin Regulations. No Group Member shall use all or any portion ofSECTION 8.13 the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board. Compliance with ERISA. No Group Member shall cause or suffer toSECTION 8.14 exist (a) any event that will result in the imposition of a Lien on the assets of any Group Member with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. ARTICLE 9 EVENTS OF DEFAULT Definition. Each of the following shall be an “Event of Default”:SECTION 9.1 any Borrower shall fail to pay (i) any principal of any Loan or any L/C(a) Reimbursement Obligation when the same becomes due and payable, (ii) any interest on any Loan or any recurring fee under any Loan Document and, in the case of this clause (ii), such non-payment continues for a period of five (5) Business Days after the due date therefor, or (iii) any other Obligation payable under any Loan Document (other than those set forth in clauses (i) and (ii) above) and, in the case of this clause (iii), such non-payment continues for a period of ten (10) Business Days after the due date therefor; any representation, warranty or certification made or deemed made by or on(b) behalf of any Loan Party in any Loan Document, or by or on behalf of any Loan Party (or any Responsible Officer thereof) in any document delivered pursuant to the terms of any Loan Document, shall in either case prove to have been incorrect in any material respect when made or deemed made; any Loan Party shall fail to comply with (i) any provision of Article 5 (provided(c) that no Default or Event of Default shall arise under Article 5 until the 10th Business Day after the day on which consolidated financial statements are required to be delivered for the relevant Fiscal Quarter (or the relevant Fiscal Year ending with such Fiscal Quarter) under Section 6.1(b) or 6.1(c), as applicable (unless the U.S. Borrower is not entitled to exercise the right to make a Specified Equity Contribution in respect of such Fiscal Quarter pursuant to Section 5.2, in which case such Default or Event of Default will not be delayed until such 10th Business Day)), Section 6.1 (other than clause (h) thereof) (and the continuation of such failure for ten (10) Business Days), Section 6.2(a)(i) (provided that the delivery of any notice of Default or Event of Default at any time will cure any Event of Default arising from the failure to timely comply with Section 6.2(a)(i)), Section 7.1(a), but only with respect to any Borrower, or Article 8 or (ii) any provision of any Loan Document (other than those specified in clauses (a), (b) and (c)(i) of this Section 9.1, if, in the case of this clause (ii), such failure shall remain unremedied for thirty (30) days after the earlier of (x) the date on which the U.S. Borrower has knowledge of such failure to perform and (y) the date on which notice thereof shall have been given to the U.S. Borrower by the Administrative Agent); (i) the U.S. Borrower or any Restricted Subsidiary (other than an Immaterial(d) Subsidiary) shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against the U.S. Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, composition of it or its debts or any similar 146 [[5628733]]

order, in each case under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, conservator, liquidating agent, liquidator, other similar official or other official with similar powers, in each case for it or for any substantial part of its property (and, in each case, other than in respect of any liquidation permitted by Section 7.1) and, in the case of any such proceedings instituted against (but not by or with the consent of) the U.S. Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary), either such proceedings shall remain undismissed or unstayed for a period of sixty (60) days or more or any action sought in such proceedings shall occur or (iii) the U.S. Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) shall take any corporate or similar action or any other action to authorize any action described in clause (i) or (ii) above; one or more judgments, orders or decrees (or other similar process) shall be(e) rendered against the U.S. Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) (i) involving an aggregate amount (excluding amounts covered by insurance, to the extent the relevant insurer has not denied coverage therefor, or other indemnity or contribution obligation) in excess of $7,500,000 and (ii) such judgment, order or decree shall not have been vacated or discharged for a period of 60 consecutive days and there shall not be in effect (by reason of a pending appeal or otherwise) any stay of enforcement thereof; except pursuant to a termination or release permitted under the Loan Documents(f) and executed by the Administrative Agent or except as otherwise expressly permitted under any Loan Document, (i) any provision of any Loan Document shall, at any time after the delivery of such Loan Document, fail to be valid and binding on, or enforceable against, any Loan Party party thereto, (ii) any Loan Document purporting to grant a Lien to secure any Obligation shall, at any time after the delivery of such Loan Document, fail to create a valid and enforceable Lien on any Collateral with an aggregate value in excess of $7,500,000 purported to be covered thereby or, except due to an act or omission of the Administrative Agent (including a failure to file UCC continuation statements or loss of certificated collateral that has been delivered) or to the extent covered by enforceable title insurance, such Lien shall fail or cease to be a perfected Lien with the priority required in the relevant Loan Document on any Collateral or (iii) any subordination provision in respect of any Subordinated Debt shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, the holders of such Subordinated Debt or any representative thereof (or any such holder or representative shall so state in writing), or, other than in any bona fide, good faith dispute as to the scope of Collateral or whether any Lien has been, or is required to be released, any Group Member shall state in writing that any of the events described in clause (i), (ii) or (iii) above shall have occurred; there shall occur any Change of Control; or(g) (i) any Group Member shall fail to make any payment when due (whether due(h) because of scheduled maturity, required prepayment provisions, acceleration, demand or otherwise), after giving effect to any applicable grace period, on any Indebtedness of any Group Member (other than the Obligations or, any Hedging Agreement or any Indebtedness between or among the Loan Parties or the other Group Members) and, in each case, such failure relates to Indebtedness having a principal amount of $7,500,000 or more or (ii) any other event in the nature of default shall occur or any condition in the nature of default shall exist, and in each case be continuing, under any Contractual Obligation relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or otherwise permit the acceleration of, the maturity of such Indebtedness (after giving effect to any applicable grace or cure period); provided that this clause (h) shall not apply to any secured Indebtedness that becomes due as a result of the voluntary Sale of the property securing such Indebtedness if such Sale is permitted hereunder or as a result of a casualty or condemnation event; provided, further, that any failure described 147 [[5628733]]

under this clause (h) is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loan Document Obligations pursuant to this Article 9. Remedies. During the continuance of any Event of Default, inSECTION 9.2 addition to any other right or remedy provided under any Loan Document or by any applicable Requirement of Law: the Administrative Agent may, and at the request of the Required Lenders shall,(a) in each case by notice to the U.S. Borrower, declare all of any portion of the Commitments terminated, whereupon such Commitments shall immediately be reduced by such portion or, in the case of a termination in whole, shall terminate together with any obligation of any Lender may have hereunder to make any Loan and any L/C Issuer may have hereunder to Issue any Letter of Credit; the Administrative Agent at the request of the Required Lenders shall, in each(b) case by notice to the U.S. Borrower, declare immediately due and payable all or any part of any Loan Document Obligation arising under the Loan Documents (including any accrued but unpaid interest thereon), whereupon the same shall become immediately due and payable, without presentment, demand, protest or further notice or other requirements of any kind, all of which are hereby expressly waived by Holdings and each Borrower (and, to the extent provided in any other Loan Document, other Loan Parties); provided, however, that, effective immediately upon the occurrence of the Events of Default specified in Section 9.1(d)(ii), (x) the Commitments of each Lender to make Loans and the commitment of each L/C Issuer to Issue Letters of Credit shall each automatically be terminated and (y) each Obligation arising under the Loan Documents (including in each case any accrued all accrued but unpaid interest thereon) shall automatically become and be due and payable, without presentment, demand, protest or further notice or other requirement of any kind, all of which are hereby expressly waived by Holdings and each Borrower (and, to the extent provided in any other Loan Document, any other Loan Party). An Event of Default shall be deemed to be continuing until cured or waived. Actions in Respect of Letters of Credit. At any time (i) upon theSECTION 9.3 Revolving Credit Termination Date, (ii) after the Revolving Credit Termination Date when the aggregate funds on deposit in L/C Cash Collateral Accounts shall be less than 102% of the L/C Obligations for all Letters of Credit at such time (or such lesser amount as may be agreed by the applicable L/C Issuer and the Required Revolving Lenders) and (iii) as required by Section 2.12, the U.S. Borrower shall pay to the Administrative Agent in immediately available funds at the Administrative Agent’s office referred to in Section 11.11, for deposit in a L/C Cash Collateral Account, the amount required so that, after such payment, the aggregate funds on deposit in the L/C Cash Collateral Accounts equals or exceeds 102% (or such lesser amount as may be agreed by the applicable L/C Issuer and the Required Revolving Lenders) of the L/C Obligations for all Letters of Credit at such time (not to exceed, in the case of clause (iii) above, the payment to be applied pursuant to Section 2.12 to provide cash collateral for Letters of Credit). ARTICLE 10 THE ADMINISTRATIVE AGENT Appointment and Duties. (a) Appointment of Administrative Agent.SECTION 10.1 Each Lender and each L/C Issuer hereby appoints Ares (together with any successor Administrative Agent pursuant to Section 10.9) as the Administrative Agent hereunder and under the other Loan 148 [[5628733]]

Document and authorizes the Administrative Agent to (x) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Loan Party, (y) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (z) exercise such powers as are reasonably incidental thereto. Duties as Collateral and Disbursing Agent. Without limiting the generality of(b) clause (a) above, the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders and L/C Issuers), and is hereby authorized, to (t) except as otherwise provided in clause (ii) of this paragraph (b), to act as the disbursing and collecting agent for the Lenders and the L/C Issuers with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 9.1(d)(ii) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (u) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 9.1(d)(ii) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (v) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (w) manage, supervise and otherwise deal with the Collateral, (x) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (y) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (z) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and L/C Issuer to act as collateral sub-agent for the Administrative Agent, the Lenders and the L/C Issuers for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Loan Party with, and cash and Cash Equivalents held by, such Lender or L/C Issuer, and may further authorize and direct the Lenders and the L/C Issuers to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent and each Lender and L/C Issuer hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. Notwithstanding the foregoing, no sub-agent shall be required to take, or to omit to take, any action (i) unless, upon demand, the sub-agent receives an indemnification satisfactory to it from the other Lenders (or, to the extent applicable and acceptable to the sub-agent, any other Secured Party) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the sub-agent or any Related Person thereof or (ii) that is, in the opinion of the sub-agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. Limited Duties. Under the Loan Documents, the Administrative Agent (i) is(c) acting solely on behalf of the Lenders and the L/C Issuers, as applicable (except to the limited extent provided in Section 2.14(b) with respect to the Register and in Section 10.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Administrative Agent”, the terms “administrative agent”, “agent”, “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender, L/C Issuer or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender and L/C Issuer hereby waives and agrees not to assert any claim against the Administrative 149 [[5628733]]

Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i), (ii) and (iii) above. Binding Effect. Each Lender and each L/C Issuer agrees that (i) anySECTION 10.2 action taken by the Administrative Agent or the Required Lenders or the Majority in Interest of Lenders under the applicable Facility (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of Required Lenders or the Majority in Interest of Lenders under the applicable Facility (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Required Lenders or the Majority in Interest of Lenders under the applicable Facility (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. Use of Discretion. (a) No Action without Instructions. TheSECTION 10.3 Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders). Right Not to Follow Certain Instructions. Notwithstanding clause (a) above, the(b) Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of the Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. Delegation of Rights and Duties. The Administrative Agent may,SECTION 10.4 upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article X to the extent provided by the Administrative Agent. Reliance and Liability. (a) The Administrative Agent may, withoutSECTION 10.5 incurring any liability hereunder, (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 11.2(e), (ii) rely on the Register to the extent set forth in Section 2.14(d), (iii) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Loan Party) and (iv) rely and act upon any document and information (including those transmitted by Electronic Transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. Neither the Administrative Agent nor any of its Related Persons shall be liable(b) for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender, each L/C Issuer, Holdings and each Borrower hereby waive and shall not assert (and each of Holdings and the U.S. Borrower shall cause each other Loan Party to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of Liabilities resulting primarily from the gross negligence or willful misconduct of, or material breach of obligations 150 [[5628733]]

under the Loan Documents by, the Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent: shall not be responsible or otherwise incur liability for any action or(i) omission taken in reliance upon the instructions of the Required Lenders or the Majority in Interest of Lenders under the applicable Facility, as applicable, or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent); shall not be responsible to any Secured Party for the due execution,(ii) legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; makes no warranty or representation, and shall not be responsible, to any(iii) Secured Party for any statement, document, information, representation or warranty made or furnished by or on behalf of any Related Person or any Loan Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Loan Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents; and shall not have any duty to ascertain or to inquire as to the performance or(iv) observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Loan Party or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the U.S. Borrower, any Lender or any L/C Issuer describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders); and, for each of the items set forth in clauses (i), (ii), (iii), and (iv) above, each Lender, each L/C Issuer, Holdings and each Borrower hereby waives and agrees not to assert (and each of Holdings and the U.S. Borrower shall cause each other Loan Party to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon. Administrative Agent Individually. The Administrative Agent and itsSECTION 10.6 Affiliates may make loans and other extensions of credit to, acquire Stock and Stock Equivalents of, engage in any kind of business with, any Loan Party or Affiliate thereof as though it were not acting as Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Revolving Credit Lender”, “Term Loan Lender”, “Required Lenders” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include the Administrative Agent or such Affiliate, as the case may be, 151 [[5628733]]

in its individual capacity as Lender, Revolving Credit Lender, Term Loan Lender or as one of the Required Lenders, respectively. Lender Credit Decision. Each Lender and each L/C IssuerSECTION 10.7 acknowledges that it shall, independently and without reliance upon the Administrative Agent, any Lender or any L/C Issuer or any of their Related Persons or upon any document (including the Disclosure Documents) solely or in part because such document was transmitted by the Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Loan Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Whenever the Loan Documents require any Loan Party or any Affiliate of any Loan Party to send notice, financial information or other deliveries to Administrative Agent including, without limitation, pursuant to Article 6 of this Agreement, the Administrative Agent shall promptly make deliveries available to the Lenders. Expenses; Indemnities. (a) Each Lender agrees to reimburse theSECTION 10.8 Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Loan Party) promptly upon demand for such Lender’s Pro Rata Share with respect to the Facilities of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Loan Party) that may be incurred by the Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including preparation for and/or response in any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, any Loan Document. Each Lender further agrees to indemnify the Administrative Agent and each of(b) its Related Persons (to the extent not reimbursed by any Loan Party) from and against such Lender’s aggregate Pro Rata Share with respect to the Facilities of the Liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any related document, or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to the Administrative Agent or any of its Related Persons to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. To the extent required by any applicable law, the Administrative Agent may(c) withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If any payment is made to any Lender by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the IRS or any other Governmental Authority, or the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance 152 [[5628733]]

which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. The Administrative Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which the Administrative Agent is entitled to indemnification from such Lender under this Section 10.8(c). Resignation of Administrative Agent or L/C Issuer. (a) TheSECTION 10.9 Administrative Agent may resign at any time by delivering 10 days’ written notice of such resignation to the Lenders and the U.S. Borrower, effective on the date set forth in such notice or, if no such date is set forth therein, upon the date such notice shall be effective; provided that if no successor agent is appointed in accordance with the terms set forth below within such 10-day period, the Administrative Agent’s resignation shall not be effective until the earlier to occur of (x) the date of the appointment of the successor agent or (y) the date that is 20 days after the last day of such 10-day period. If the Administrative Agent is a Defaulting Lender or an Affiliate of a Defaulting Lender, either the Required Lenders or the U.S. Borrower may, upon 10 days’ notice, remove the Administrative Agent; provided that if no successor agent is appointed in accordance with the terms set forth below within such 10-day period, the Administrative Agent’s removal shall, at the option of the U.S. Borrower, not be effective until the earlier to occur of (x) the date of the appointment of the successor agent or (y) the date that is 20 days after the last day of such 10-day period. Upon receipt of any such notice of resignation or delivery of any such notice of removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a financial institution with offices in the U.S. having combined capital and surplus in excess of $1,000,000,000 or another Person reasonably acceptable to the U.S. Borrower. If no successor has been appointed as provided above and accepted such appointment within 10 days after the retiring Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of removal, no successor Administrative Agent has been appointed by the Required Lenders that has accepted such appointment, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent from among the Lenders. Each appointment under this clause (a) shall be subject to the prior consent of the U.S. Borrower, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default under Section 9.1(a) or (d). Effective immediately upon its resignation, (i) the retiring Administrative Agent(b) shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 10.3, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents. Any L/C Issuer may resign at any time by delivering notice of such resignation(c) to the Administrative Agent, effective on the date set forth in such notice or, if no such date is set forth therein, on the date such notice shall be effective. Upon such resignation, the L/C Issuer shall remain an 153 [[5628733]]

L/C Issuer and shall retain its rights and obligations in its capacity as such (other than any obligation to Issue Letters of Credit but including the right to receive fees or to have Lenders participate in any L/C Reimbursement Obligation thereof) with respect to Letters of Credit Issued by such L/C Issuer prior to the date of such resignation and shall otherwise be discharged from all other duties and obligations under the Loan Documents. Release of Collateral or Guarantors. Each Secured Party herebySECTION 10.10 consents to the automatic release, and hereby directs the Administrative Agent to release (or, in the case of clause (b)(ii) below, release or subordinate), the following: any Guarantor from its guaranty of any Obligation of any Loan Party as provided(a) in Section 11.22; and any Lien held by the Administrative Agent for the benefit of the Secured Parties(b) against (i) any Collateral that is Sold by a Loan Party in a Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent) (A) to the extent all Liens required to be granted in such Collateral pursuant to Section 7.10 after giving effect to such Sale have been granted or (B) such Lien is automatically released upon the consummation of such Sale pursuant to the final paragraph of Section 8.4, (ii) any property subject to a Lien permitted hereunder in reliance upon Section 8.2(d) or (e), (iii) any property that constitutes or becomes Excluded Property (as defined in the U.S. Security Agreement), (iv) any property subject to such Lien owned by a Guarantor, upon the release of such Guarantor from guaranty of any Obligation in accordance with the Loan Documents and (v) all of the Collateral and all Loan Parties, upon the occurrence of the Termination Date. Each Lender and L/C Issuer hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the U.S. Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 10.10 or in the final paragraph of Section 8.4. Additional Secured Parties. The benefit of the provisions of the LoanSECTION 10.11 Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender or an L/C Issuer as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent (except in the case of Secured Hedging Counterparties) shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Article 10, Section 11.8, Sections 11.9 and 11.20 and the decisions and actions of the Administrative Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 10.8 only to the extent of Liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of Pro Rata Share or similar concept, (b) except as set forth specifically herein, each of the Administrative Agent, the Lenders and the L/C Issuers shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as set forth specifically herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document. 154 [[5628733]]

Intercreditor Agreements. Each Secured Party hereby directs theSECTION 10.12 Administrative Agent to enter into (a) any Acceptable Intercreditor Agreement (or any amendment, restatement, supplement or other modification thereto) in respect of any Indebtedness, Banking Services Obligations or Obligations in respect of Secured Hedging Agreements that, pursuant to the terms hereof, (i) is required or permitted to be subordinated in right of payment and/or (ii) is secured by Liens, and with respect to which, this Agreement contemplates an intercreditor, subordination or similar agreement or arrangement. ARTICLE 11 MISCELLANEOUS Amendments, Waivers, Etc. (a) Except as specifically provided inSECTION 11.1 Sections 11.1(c), 11.1(d) and 11.1(e), no amendment or waiver of any provision of any Loan Document (other than the Fee Letter, the Control Agreements and the L/C Reimbursement Agreements) and no consent to any departure by any Loan Party therefrom shall be effective unless the same shall be in writing and signed (x) in the case of any other waiver or consent, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and (y) in the case of any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the U.S. Borrower; provided, however, that no amendment, consent or waiver described in clause (x) or (y) above shall, unless in writing and signed by each Lender directly affected thereby (or by the Administrative Agent with the consent of such Lender), in addition to any other Person the signature of which is otherwise required pursuant to any Loan Document, do any of the following: waive or change any provision of Section 2.12(c);(i) increase the Commitment of such Lender (which increase shall be(ii) deemed only to affect directly the Lender whose Commitment is being increased); reduce (including through release, forgiveness, assignment or otherwise)(iii) (A) the principal amount of, the interest rate on, or any obligation of any Borrower to repay (whether or not on a fixed date), any outstanding Loan owing to such Lender, (B) any fee or accrued interest payable to such Lender or (C) if such Lender is a Revolving Credit Lender, any L/C Reimbursement Obligation or any obligation of the U.S. Borrower to repay (whether or not on a fixed date) any L/C Reimbursement Obligation; provided, that this clause (iii) does not apply to (x) any change to any provision increasing any interest rate or fee during the continuance of an Event of Default or to any payment of any such increase, any change to the provisions of the final paragraph of the definition of the term “Applicable Margin” or “Revolving Commitment Fee Rate” or any change to the definition of the term “All-In Yield” or to any provision hereof referring to such term, (y) any amendment, modification or waiver of, or consent to departure from, the definition of the term “Consolidated Total Leverage Ratio” (or any component definition thereof) or (z) any change to mandatory prepayments, including those required under Section 2.8; waive or postpone any scheduled maturity date or other scheduled date(iv) fixed for the payment, in whole or in part, of principal of or interest on any Loan or fee owing to such Lender or for the reduction of such Lender’s Commitment; provided, however, that this clause (iv) does not apply to any change to mandatory prepayments, including those required under Section 2.8; 155 [[5628733]]

except as provided in Section 10.10 or Section 11.22 (other than with(v) respect to a release of all or substantially all Collateral), release all or substantially all of the Collateral or any Guarantor from its guaranty of any Loan Document Obligation of any Borrower; reduce or increase the proportion of Lenders required for the Lenders (or(vi) any subset thereof) to take any action hereunder or change the definition of the terms “Required Lenders”, “Pro Rata Share” or “Pro Rata Outstandings”; or amend Section 10.10, Section 11.9, Section 11.22 or this Section 11.1;(vii) and provided, further, that (x) any change to the definition of the term “Required Revolving Lenders” shall require the consent of the Required Revolving Lenders; (y) no amendment or waiver shall, unless signed by the Required Revolving Lenders (or by the Administrative Agent with the consent of the Required Revolving Lenders) (but without the need for the consent of the Required Lenders) (A) amend or waive compliance with the conditions precedent to the obligations of any Revolving Credit Lenders to make any Revolving Loan (or of any L/C Issuer to Issue any Letter of Credit or of the Swingline Lender to make any Swingline Loan) in Section 3.2, (B) waive any Default or Event of Default for the purpose of satisfying the conditions precedent to the obligations of the Revolving Credit Lenders to make Revolving Loans (or of any L/C Issuer to Issue any Letter of Credit or of the Swingline Lender to make any Swingline Loan) in Section 3.2, (C) amend or waive compliance with any provision of Sections 2.1(a), 2.2, 2.3, 2.4, 2.8(d), 2.12(d) (solely to the extent pertaining to any Revolving Loan), 2.19(d), 2.20(c) (solely to the extent pertaining to any Revolving Loan) or 2.20(d), (D) amend or waive this clause (y) or the definitions of the terms used in this clause (y) insofar as the definitions affect the substance of this clause (y) or (E) amend any specific right of the Required Revolving Lenders to grant or withhold consent or take or omit to take any action hereunder; and (z) no amendment, waiver or consent shall affect the rights or duties under any Loan Document of, or any payment for its own account to, the Administrative Agent (or otherwise modify any provision of Article 10 or the application thereof), any L/C Issuer or the Swingline Lender unless in writing and signed by the Administrative Agent, such L/C Issuer or the Swingline Lender, as the case may be, in addition to any signature otherwise required. Notwithstanding anything to the contrary contained in this Section 11.1, the Administrative Agent may amend Schedule I to reflect assignments entered into pursuant to Section 11.2. Notwithstanding anything to the contrary herein, except as provided in Section 11.2(g) and other than with respect to any amendment, waiver or consent that disproportionately and adversely affects such Permitted Investor as compared to other Lenders, no Permitted Investor that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Term Loans held by a Permitted Investor for purposes hereof shall be automatically deemed to be voted pro rata according to the Term Loans of all other Lenders in the aggregate (other than the Permitted Investors). Each waiver or consent under any Loan Document shall be effective only in the(b) specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party shall entitle any Loan Party to any notice or demand in the same, similar or other circumstances. No failure on the part of any Secured Party to exercise, and no delay in exercising, any 156 [[5628733]]

right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Notwithstanding anything to the contrary herein, no Defaulting Lender shall(c) have any right to approve or disapprove any amendment, waiver, consent or other modification under any Loan Document, except that (i) the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded from a vote of the Lenders hereunder requiring any consent of the Lenders), (ii) the principal of such Lender’s Loans shall not be reduced or forgiven without the consent of such Lender and (iii) the interest rate applicable to Loan Document Obligations owing to a Defaulting Lender may not be reduced without the consent of such Lender (unless the applicable amendment, waiver or consent has been consented to by all non-Defaulting Lenders and does not treat the Loan Document Obligations owing to such Defaulting Lender in a disproportionately adverse manner as compared to the Loan Document Obligations owing to non-Defaulting Lenders). In addition, notwithstanding the foregoing, this Agreement may be amended with(d) the written consent of the Administrative Agent, the applicable Borrower and the Lenders providing the Replacement Loans (as defined below) to permit the refinancing of all outstanding Term Loans under any Facility (“Refinanced Loans”) with replacement term loans (“Replacement Loans”); provided that (i) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Refinanced Loans (plus any additional amounts permitted to be incurred under Section 8.1; provided that, to the extent any such additional amounts are secured, the related Liens are permitted under Section 8.2, and the amount of accrued interest, penalties and premium (including tender premium) thereon, any committed but undrawn amount and underwriting discounts, fees (including upfront fees, original issue discount or initial yield payments), commissions and expenses associated therewith), (ii) the Weighted Average Life to Maturity of such Replacement Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Loans at the time of such refinancing (except by virtue of amortization or prepayment of the Refinanced Loans prior to the time of such incurrence), (iii) any Replacement Loans shall rank pari passu with the other Term Loans in right of payment and/or security, (iv) any Replacement Loans may participate in any mandatory prepayment of Term Loans and (v) all other terms and conditions (other than with respect to pricing, premiums and optional prepayment or redemption terms) applicable to such Replacement Loans shall be (A) substantially identical to, or (taken as a whole as determined by the U.S. Borrower in its reasonable judgment) are no more favorable to the lenders or holders providing such Replacement Loans than those applicable to the Refinanced Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest Maturity Date in effect immediately prior to such refinancing or (B) reasonably acceptable to the Administrative Agent (it being agreed that terms and conditions of any Replacement Loans that are more favorable to the Lenders of such Replacement Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable amendment shall be deemed acceptable to the Administrative Agent). Notwithstanding anything to the contrary contained in this Section 11.1 or any(e) other provision of this Agreement or any provision of any other Loan Document: (A) the U.S. Borrower and the Administrative Agent may, without the(i) input or consent of any Lender, enter into any Collateral Document or amend, supplement and/or waive any Collateral Document to (1) comply with any Requirement of Law or the advice of counsel or (2) cause such Collateral Document to be consistent with this Agreement and/or the relevant other Loan Documents and (B) the Administrative Agent may, without the input or consent of any Lender, consent to a departure by any Loan Party from any covenant of such Loan 157 [[5628733]]

Party set forth in this Agreement or any other Loan Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in Section 7.10(g); the U.S. Borrower and the Administrative Agent may, without the input(ii) or consent of any other Lender (other than the relevant Lenders providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the U.S. Borrower and the Administrative Agent to (A) effect the provisions of Section 2.19, 2.20, 11.1(d) or 11.19 (including, in the case of any Term Loans incurred or established pursuant to any such Section that are intended to be “fungible” with any then-existing Term Loans, providing scheduled amortization in such other percentages or amounts as may be agreed by the applicable Borrower and the Administrative Agent to ensure that such Term Loans are “fungible” with such then-existing Term Loans), or any other provision specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent and/or (B) add terms (including representations and warranties, conditions, prepayments, covenants or events of default and terms contemplated by the definition of “Acceptable Intercreditor Agreement”), in connection with the addition of any Loan or Commitment hereunder, any Incremental Equivalent Debt or any Replacement Loans that are favorable to the then-existing Lenders (taken as a whole), as reasonably determined by the Administrative Agent (it being understood that, where applicable, any such amendment may be effectuated as part of an Incremental Amendment, Extension/Modification Amendment and/or an amendment in respect of Replacement Loans); if the Administrative Agent and the U.S. Borrower have jointly(iii) identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document (including any of the foregoing with respect to SONIA Loans, or any provisions relating thereto), then the Administrative Agent and the U.S. Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly; the Administrative Agent and the U.S. Borrower may amend, restate,(iv) amend and restate, supplement or otherwise modify any Acceptable Intercreditor Agreement as provided therein; this Agreement may be amended (or amended and restated) with the(v) written consent of the Required Lenders, the Administrative Agent and the applicable Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and/or the Majority in Interest of Lenders under any Facility on substantially the same basis as the Lenders prior to such inclusion; provided that no additional revolving credit facilities may be added and no change to the definition or determination of Required Revolving Lenders may be made without the consent of the Required Revolving Lenders; this Agreement and the other Loan Documents may be amended in the(vi) manner provided in Section 2.15(d), 8.7(b) and, 8.7(d) and 8.8(c); and 158 [[5628733]]

any amendment, waiver or modification of any term or provision of this(vii) Agreement or any other Loan Document that by its terms directly affects Lenders under one or more Facilities and does not directly and adversely affect Lenders under one or more other Facilities, including any waiver of any condition precedent set forth in Section 3.2, may (without the consent thereto of the Required Lenders) be effected by an agreement or agreements in writing entered into by the U.S. Borrower and the requisite number or percentage in interest of Lenders under each affected Facility that would be required to consent thereto under Section 11.1(a) if such Facility were the sole Facility hereunder at the time. Assignments and Participations; Binding Effect. (a) Binding Effect.SECTION 11.2 This Agreement shall be binding upon and inure to the benefit of, but only to the benefit of, Holdings, the U.S. Borrower, the U.K. Borrower (in each case except for Article 10, other than the consent rights of the U.S. Borrower set forth in such Article), the Administrative Agent, the Swingline Lender, each Lender and each L/C Issuer and, to the extent provided in Section 10.11, each other Indemnitee and Secured Party and, in each case, their respective successors and permitted assigns. Except as expressly provided in any Loan Document (including in Sections 8.7(b), 8.7(d), 8.8(c) and 10.9), none of Holdings, the U.S. Borrower, the U.K. Borrower, any Lender, any L/C Issuer, the Swingline Lender or the Administrative Agent shall have the right to assign any rights or obligations hereunder or any interest herein. Right to Assign. Each Lender may sell, transfer and assign (a “Transfer”) all or(b) a portion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights and obligations with respect to Loans and Letters of Credit) to: any existing Lender (other than the U.S. Borrower, the Permitted(i) Investors or any of their respective Affiliates except pursuant to a Permitted Loan Retirement or pursuant to Section 11.2(h) or an assignment to an Affiliated Lender to the extent expressly permitted under Section 11.2(g)); any Affiliate or Approved Fund of any existing Lender (other than the(ii) U.S. Borrower, the Permitted Investors or any of their respective Affiliates except pursuant to a Permitted Loan Retirement, pursuant to Section 11.2(h) or an assignment to an Affiliated Lender to the extent expressly permitted under Section 11.2(g)) or (iii) any other Eligible Assignee (other than the U.S. Borrower, the Permitted Investors or any of their respective Affiliates except pursuant to a Permitted Loan Retirement, pursuant to Section 11.2(h) or an assignment to an Affiliated Lender to the extent expressly permitted under Section 11.2(g)) acceptable (which acceptance shall not be unreasonably withheld or delayed) to the Administrative Agent and, as long as no Event of Default under Section 9.1(a) or 9.1(d) has occurred and is continuing, the U.S. Borrower (which acceptance shall not be unreasonably withheld or delayed); provided that the U.S. Borrower shall be deemed to have consented to any assignment of Loans (other than to a Disqualified Lender) unless the U.S. Borrower shall object thereto by written notice (which may be by email) to the Administrative Agent within ten (10) Business Days after having received written notice thereof; provided, however, that (x) such Transfers do not have to be ratable between the Facilities but must be ratable among the obligations owing to and owed by such Lender with respect to a Facility, provided that this clause (x) shall not be construed to prohibit the Transfer of (1) a ratable part of all the obligations owing to or owing by the assignor Lender with respect to its Delayed-Draw Dollar Term Loan Commitment without Transfer of a ratable part of all the obligations owing to or owing by the assignor Lender with respect to its Delayed-Draw Dollar Term Loans or (2) a ratable part of all the obligations owing to or owing by the 159 [[5628733]]

assignor Lender with respect to its Delayed-Draw Dollar Term Loans without Transfer of a ratable part of all the obligations owing to or owing by the assignor Lender with respect to its Delayed-Draw Dollar Term Loan Commitment, (y) for each Facility, the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Loans, Commitments and L/C Obligations subject to any such Transfer shall be in a minimum amount of $1,000,000 (or, in the case of Sterling Term Loans, £1,000,000), unless such Transfer is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in such Facility or is made with the prior consent of the U.S. Borrower and the Administrative Agent and (z) no Transfers may be made to a Disqualified Lender unless an Event of Default under Section 9.1(d) has occurred and is continuing. To the extent that any Transfer is purported to be made to a Disqualified Lender in violation of the foregoing clause (z), such Disqualified Lender shall be required immediately (and in any event within five (5) Business Days) to assignTransfer all Loans and Commitments then owned by such Disqualified Lender to another Lender (other than a Defaulting Lender) or a Person permitted to become a Lender pursuant to this Section 11.2 (and the applicable Borrowers shall be entitled to seek specific performance in regards to this sentence). As to Transfers requiring the Administrative Agent’s consent, the withholding of such consent for Transfers to the U.S. Borrower or any of its Affiliates (other than a Transfer in accordance with Section 11.2(g) or 11.2(h)) or to a holder of Subordinated Debt issued by the U.S. Borrower or any of its Affiliates (other than a Transfer in accordance with Section 11.2(g) or 11.2(h)) shall not be deemed to be unreasonable. Procedure. The parties to each Transfer made in reliance on clause (b) above(c) (other than those described in clause (e) or (f) below) shall execute and deliver to the Administrative Agent an Assignment via an electronic settlement system designated by the Administrative Agent (or if previously agreed with the Administrative Agent, via a manual execution and delivery of the assignment) evidencing such Transfer, together with any existing Note subject to such Transfer (or any affidavit of loss therefor acceptable to the Administrative Agent), any tax forms required to be delivered pursuant to Section 2.17(g) or 2.17(h) and payment of an assignment fee in the amount of $3,500, provided that (1) if a Transfer by a Lender is made to an Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connection with such Transfer, and (2) if a Transfer by a Lender is made to an assignee that is not an Affiliate or Approved Fund of such assignor Lender, and concurrently to one or more Affiliates or Approved Funds of such assignee, then only one assignment fee of $3,500 shall be due in connection with such Transfer. Upon receipt of all the foregoing, and conditioned upon such receipt and, if such assignment is made in accordance with Section 11.2(b)(iii), upon the Administrative Agent (and the U.S. Borrower, if applicable) consenting to such Assignment, from and after the effective date specified in such Assignment, the Administrative Agent shall record or cause to be recorded in the Register the information contained in such Assignment. Effectiveness. Subject to the recording of an Assignment by the Administrative(d) Agent in the Register pursuant to Section 2.14(b), (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable Note shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under the Loan Documents have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the termination of the Commitments and the payment in full of the Loan Document Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a 160 [[5628733]]

party hereto except that each Lender agrees to remain bound by Article 10, Section 11.8 and 11.9 to the extent provided in Section 10.11). Grant of Security Interests. In addition to the other rights provided in this(e) Section 11.2, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (i) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to the Administrative Agent or (ii) any holder of, or trustee for the benefit of the holders of, such Lender’s Securities by notice to the Administrative Agent; provided, however, that no such holder or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with clause (b) above), shall be entitled to any rights of such Lender hereunder and no such Lender shall be relieved of any of its obligations hereunder. Participants and SPVs. In addition to the other rights provided in this Section(f) 11.2, each Lender may (x) with notice to the Administrative Agent and the U.S. Borrower, grant to an SPV the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder (and the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obligation of such Lender to make such Loans hereunder) and such SPV may assign to such Lender the right to receive payment with respect to any Loan Document Obligation and (y) without notice to or consent from the Administrative Agent or the U.S. Borrower, sell participations to one or more Eligible Assignees in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans, Revolving Loans and Letters of Credit); provided, however, that, whether as a result of any term of any Loan Document or of such grant or participation, (i) no such SPV or participant shall have a commitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as provided in the applicable option agreement, none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s rights and obligations, and the rights and obligations of the Loan Parties and the Secured Parties towards such Lender, under any Loan Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Loan Document Obligations in the Register, except that (A) each such participant and SPV shall be entitled to the benefit of Sections 2.16 and 2.17, but only to the extent such participant or SPV delivers the tax forms such Lender is required to collect pursuant to Section 2.17(g) or 2.17(h) and then only to the extent of any amount to which such Lender would be entitled in the absence of any such grant or participation and (B) each such SPV may receive other payments that would otherwise be made to such Lender with respect to Loans funded by such SPV to the extent provided in the applicable option agreement and set forth in a notice provided to the Administrative Agent by such SPV and such Lender, provided, however, that in no case (including pursuant to clause (A) or (B) above) shall an SPV or participant have the right to enforce any of the terms of any Loan Document, and (iii) the consent of such SPV or participant shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Loan Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce or direct enforcement of the Loan Document Obligations), except for those described in clauses (ii) and (iii) of Section 11.1(a) with respect to amounts, or dates fixed for payment of amounts, to which such participant or SPV would otherwise be entitled and, in the case of participants, except for those described in Section 11.1(a)(iv) (or amendments, consents and waivers with respect to Section 10.10 to release all or substantially all of the Collateral). No party hereto shall institute (and each of the U.S. Borrower and Holdings shall cause each other Loan Party not to institute) against any SPV grantee of an option pursuant to this clause (f) any bankruptcy, reorganization, insolvency, liquidation or similar proceeding, prior to the date that is one year and one day after the payment in full of all outstanding 161 [[5628733]]

commercial paper of such SPV; provided, however, that each Lender having designated an SPV as such agrees to indemnify each Indemnitee against any Liability that may be incurred by, or asserted against, such Indemnitee as a result of failing to institute such proceeding (including a failure to get reimbursed by such SPV for any such Liability). The agreement in the preceding sentence shall survive the termination of the Commitments and the payment in full of the Loan Document Obligations. Each Lender that sells a participation shall, acting solely for this purpose as an agent of each Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Affiliated Lenders.(g) In addition to the other rights provided in this Section 11.2, each Lender(i) may assign all or a portion of any of its Term Loans to any Person that, after giving effect to such assignment, would be an Affiliated Lender (without the consent of any Person but subject to acknowledgment by the Administrative Agent (which acknowledgment shall be provided promptly after request therefor)) on a non-pro rata basis (A) through Permitted Loan Retirements or (B) through open market purchases; provided that: the assigning Lender and the Affiliated Lender purchasing such(A) Lender’s Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit I hereto (an “Affiliated Lender Assignment and Assumption”), it being understood that each Affiliated Lender Assignment and Assumption (other than with respect to an assignment to an Affiliated Debt Fund) shall, among other things, provide for a power of attorney in favor of the Administrative Agent to vote the claims in respect of Term Loans held by such Affiliated Lender in an Insolvency Proceeding as provided in clause (iv) of this Section 11.2(g); for the avoidance of doubt, Lenders shall not be permitted to(B) assign any Revolving Loan Commitments or Revolving Loans to an Affiliated Lender and any purported assignment of any Revolving Loan Commitments or Revolving Loans to an Affiliated Lender shall be null and void; at the time of such assignment and after giving effect to such(C) assignment, the aggregate principal amount of all Term Loans held by all Affiliated Lenders (other than Affiliated Debt Funds) (or in which Affiliated Lenders have a participation) shall not exceed twenty-five percent (25%) of all Term Loans outstanding under this Agreement; and at the time of such assignment and after giving effect to such(D) assignment and at no time thereafter, the total number of Affiliated Lenders (other than 162 [[5628733]]

Affiliated Debt Funds) shall not exceed the lesser of (x) three (3) in the aggregate or (y) 49% or less of the total number of Lenders (rounded down) party hereto, provided that, notwithstanding the foregoing, there may be at least one Affiliated Lender. Notwithstanding anything to the contrary in this Agreement, no(ii) Affiliated Lender (other than an Affiliated Debt Fund) shall have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Loan Parties are not invited or (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or any representative of any Loan Party. Notwithstanding anything in Section 11.1 or the definition of “Required(iii) Lenders” to the contrary, for purposes of determining whether the Required Lenders, all affected Lenders or all Lenders have (A) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, an Affiliated Lender (other than Affiliated Debt Fund) shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders (other than Affiliated Debt Funds); provided that, without the consent of an Affiliated Lender, no such amendment, modification, waiver, consent or other action shall (1) increase any Commitment of such Affiliated Lender, (2) extend the due date for any scheduled installment of principal (including the Maturity Date) of any Term Loan held by such Affiliated Lender, (3) extend the due date for interest under the Loan Documents owed to such Affiliated Lender, (4) reduce any amount owing to such Affiliated Lender under any Loan Document or (5) disproportionately adversely affect such Affiliated Lender differently than other similarly situated Lenders, in each case except as provided in clause (iv) of this Section 11.2(g); and provided, further, that each Affiliated Lender shall receive its ratable portion of any fee received in respect of any such amendment, modification, waiver or consent. Each Affiliated Lender (other than an Affiliated Debt Fund), solely in its(iv) capacity as a holder of any Term Loans, hereby agrees, and each Affiliated Lender Assignment and Assumption shall provide a confirmation that, if any Loan Party shall be subject to any Insolvency Proceeding, with respect to any matter requiring the vote of holders of any Term Loans during the pendency of an Insolvency Proceeding (including voting on any plan of reorganization pursuant to 11 U.S.C. §1126), such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote and/or object on behalf of such Affiliated Lender in connection with any plan of reorganization with respect to the Term Loans held by such Affiliated Lender in accordance with clause (iii) above of this Section 11.2(g) (without regard to clauses (2), (3) and (4) of the proviso to such clause (iii)); provided that each Affiliated Lender shall be entitled to vote or object in its sole discretion (and not in accordance with the direction of the Administrative Agent) in accordance with clause (iii) of this Section 11.2(g), including in connection with any plan of reorganization, to the extent any such plan of reorganization proposes to treat any Term Loans held by such Affiliated Lender in a manner that is more adverse to the interests of such Affiliated Lender than the proposed treatment of Term Loans held by other Lenders that are not Affiliated Lenders is to the interests of such other Lenders. 163 [[5628733]]

For the avoidance of doubt, the Lenders and each Affiliated Lender agree and acknowledge that the provisions set forth in this clause (iv), and the related provisions set forth in each Affiliated Lender Assignment and Assumption, constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under the Bankruptcy Code. For purposes of determining whether the Required Lenders have(v) consented to any amendment or waiver under Section 11.1, the aggregate amount of Loans held by Affiliated Debt Funds will be excluded to the extent in excess of 49.9% of the amount required to constitute Required Lenders. Any Lender may, so long as no Event of Default has occurred and is continuing or would(h) result therefrom, assign all or a portion of its rights and obligations with respect to the Term Loans under this Agreement to Holdings, the U.S. Borrower or any of its Subsidiaries through (x) Permitted Loan Retirements or (y) open market purchases on a non-pro rata basis; provided that: (x) if the assignee is Holdings or a Subsidiary of the U.S. Borrower, upon such(i) assignment the applicable assignee shall automatically be deemed to have contributed the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the U.S. Borrower; or (y) if the assignee is the U.S. Borrower (including through contribution set forth in clause (x)), (a) the aggregate principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so assigned or contributed to the U.S. Borrower shall be deemed automatically cancelled and extinguished on the date of such assignment or contribution, (b) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the U.S. Borrower and (c) the U.S. Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register; and purchases of Term Loans pursuant to this clause (h) may not be funded with the(ii) proceeds of Revolving Loans. If a Lender sells, assigns or transfers any of its rights or obligations hereunder the(i) liability of any Loan Party to make a payment under Section 2.17 shall be no greater than it would have been had such sale, assignment or transfer not taken place. Costs and Expenses. Any action taken by any Loan Party under orSECTION 11.3 with respect to any Loan Document, even if required under any Loan Document or at the request of any Secured Party, shall be at the expense of such Loan Party, and no Secured Party shall be required under any Loan Document to reimburse any Loan Party or Group Member therefor except as expressly provided therein. In addition, the U.S. Borrower agrees to pay or reimburse upon presentation of a reasonably detailed statement (a) the Administrative Agent for all actual reasonable and documented out-of-pocket costs and expenses incurred by it or any of its Related Persons in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein (including periodic audits in connection therewith), in each case including the actual reasonable and documented fees, charges and 164 [[5628733]]

disbursements of one legal counsel to the Administrative Agent and such Related Persons, taken as a whole (and one legal counsel in any material local jurisdiction, to the extent necessary, to all such Persons), fees, costs and expenses incurred in connection with Intralinks® or any other E-System and allocated to the Facilities by the Administrative Agent in its sole discretion and fees, charges and disbursements of the auditors, appraisers and other of their Related Persons retained by or on behalf of any of them or any of their Related Persons, (b) the Administrative Agent for all reasonable costs and expenses incurred by it or any of its Related Persons in connection with internal audit reviews, field examinations and Collateral examinations to the extent such review or examination is (x) conducted in connection with an inspection required to be reimbursed by the U.S. Borrower under Section 7.7 or (y) is commenced during the continuation of an Event of Default (which review or examination shall be reimbursed, in addition to the reasonable out-of-pocket costs and expenses of such examiners, at the per diem rate per individual charged by such Agent for its examiners) and (c) the Administrative Agent, its Related Persons, and each Lender and L/C Issuer for all actual reasonable and documented out-of-pocket costs and expenses incurred in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out”, (ii) the enforcement or preservation of any right or remedy under any Loan Document or with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Group Member, Loan Document or Loan Document Obligation (or the response to and preparation for any subpoena or request for document production relating thereto), including actual reasonable and documented fees and disbursements of counsel, limited to one legal counsel to the Administrative Agent, its Related Persons and each Lender and L/C Issuer, taken as a whole (and appropriate local counsel in each material jurisdiction, to the extent necessary, to all such Persons). Indemnities. (a) The U.S. Borrower agrees to indemnify, holdSECTION 11.4 harmless and defend the Administrative Agent, each Lender, each L/C Issuer and each of their respective Related Persons (each such Person being an “Indemnitee”) from and against all losses, disputes, claims, damages, and liabilities of any kind (including, without limitation, any Environmental Liabilities) which may be incurred by, or asserted against, any such Indemnitee in connection with (i) any Loan Document, any Loan (or the repayment thereof), any Letter of Credit, the use or intended use of the proceeds of any Loan or the use of any Letter of Credit or the Transactions, (ii) any actual or prospective investigation, litigation or other proceeding, whether or not brought by any such Indemnitee or any of its Related Persons, any holders of Securities or creditors (and including attorneys’ fees in any case), whether or not any such Indemnitee, Related Person, holder or creditor is a party thereto, and whether or not based on any securities or commercial law or regulation or any other Requirement of Law or theory thereof, including common law, equity, contract, tort or otherwise, relating to any of the foregoing or (iii) any other act, event or transaction related, contemplated in or attendant to any of the foregoing (collectively, the “Indemnified Matters”); provided, however, that the U.S. Borrower shall not have any liability under this Section 11.4 to any Indemnitee with respect to any Indemnified Matter, and no Indemnitee shall have any liability with respect to any Indemnified Matter other than (to the extent otherwise liable), to the extent such liability (1) has resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Persons, as determined by a court of competent jurisdiction in a final non-appealable judgment or order, (2) has resulted from a material breach of any obligations of such Indemnitee under any Loan Document by such Indemnitee or its Related Persons as determined by a court of competent jurisdiction in a final non-appealable judgment or order or (3) arises out of any litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any litigation, investigation or proceeding that is brought by or against the Administrative Agent, any L/C Issuer or the Lead Arranger, acting in its capacity as such) that does not involve any act or omission of Holdings, the U.S. Borrower or any of its Subsidiaries; provided, further that, in the case of legal fees and expenses of the Indemnitees, the U.S. Borrower shall not have any liability for the reimbursement of 165 [[5628733]]

more than one outside counsel (and, in the event of an actual conflict between or among an Indemnitee or Indemnitees where the applicable Indemnitee or Indemnitees inform the U.S. Borrower in writing of such conflict, one additional outside counsel, as may be reasonably required, to all affected Indemnitees, taken as a whole) and one local counsel in each relevant material jurisdiction as may be reasonably required (which may include a single special counsel acting in multiple jurisdictions). Each Indemnitee shall be obligated to refund or return any and all amounts paid by the U.S. Borrower pursuant to this Section 11.4 to such Indemnitee to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. In the case of reimbursement of costs and expenses, such amounts shall be payable by the U.S. Borrower after receipt by the U.S. Borrower of an invoice setting forth such costs and expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request. This paragraph shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. Without limiting the foregoing, “Indemnified Matters” includes all(b) Environmental Liabilities, including those arising from, or otherwise resulting from any actual damage to real property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such real property or natural resource, or any property contiguous to any such real property, whether or not, with respect to any such Environmental Liabilities, any Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor-in-interest or the owner, lessee or operator of any such real property through any foreclosure action, in each case except to the extent such Environmental Liabilities (i) arise, result or are incurred solely following foreclosure by any Secured Party or following any Secured Party having become the successor-in-interest to any Loan Party and (ii) are attributable solely to acts of such Secured Party. No Borrower shall be liable for any settlement of any litigation, investigation or(c) proceeding effected without the written consent of the U.S. Borrower (which consent shall not be unreasonably withheld, delayed or conditioned), but if any litigation, investigation or proceeding is settled with the written consent of the U.S. Borrower, or if there is a final judgment against any Indemnitee in any such litigation, investigation or proceeding, the U.S. Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth in paragraph (a) above. Survival. Any indemnification or other protection provided to anySECTION 11.5 Indemnitee pursuant to any Loan Document (including pursuant to Section 2.16, Section 2.17, Article 10, Section 11.3, Section 11.4 or this Section 11.5) and all representations and warranties made in the Loan Documents, in each case, shall (a) survive the termination of the Commitments and the payment in full of the Obligations and (b) inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns. Limitation of Liability for Certain Damages. In no event shall anySECTION 11.6 Indemnitee or any Group Member be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), except in the case of a Group Member, for any such damages payable to a third party for which an Indemnitee is entitled to indemnification under this Agreement. Each of Holdings and each Borrower, and each Lender, the Administrative Agent and each Indemnitee, hereby waives, releases and agrees (and shall cause each other Loan Party to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor. Lender-Debtor Relationship. The relationship between the Lenders,SECTION 11.7 the L/C Issuers and the Administrative Agent, on the one hand, and the Loan Parties, on the other hand, 166 [[5628733]]

is solely that of lender and debtor. No Secured Party has any fiduciary relationship or duty to any Loan Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship between the Secured Parties and the Loan Parties by virtue of, any Loan Document or any transaction contemplated therein. Right of Setoff. The Administrative Agent, each Lender, each L/CSECTION 11.8 Issuer and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice or demand (each of which is hereby waived by Holdings and each Borrower), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by the Administrative Agent, such Lender, such L/C Issuer or any of their respective Affiliates to or for the credit or the account of (a) Holdings or any Borrower against any Loan Document Obligation of any Loan Party now or hereafter existing or (b) the U.K. Borrower against any Loan Document Obligation with respect to or on account of the Sterling Term Loans, in each case, whether or not any demand was made under any Loan Document with respect to such Obligation and even though such Obligation may be unmatured. The Administrative Agent, each Lender and each L/C Issuer agrees promptly to notify the U.S. Borrower and the Administrative Agent after any such setoff and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 11.8 are in addition to any other rights and remedies (including other rights of setoff) that the Agents, the Lenders and the L/C Issuers and their Affiliates and other Secured Parties may have. No Lender or L/C Issuer shall exercise any such right of set off without the prior written consent of the Administrative Agent. Sharing of Payments, Etc. If any Lender, directly or through anSECTION 11.9 Affiliate or branch office thereof, obtains any payment of any Loan Document Obligation of any Loan Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) other than pursuant to Sections 2.16, 2.17, 2.18, 2.20 and 11.2 and other than in connection with any Permitted Loan Retirement or otherwise in accordance with the Loan Documents (for the avoidance of doubt, as in effect from time to time) and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, the Administrative Agent in accordance with the provisions of the Loan Documents, such Lender shall purchase for cash from other Lenders such participations in their Loan Document Obligations as necessary for such Lender to share such excess payment with such Lenders to ensure such payment is applied as though it had been received by the Administrative Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the U.S. Borrower, applied to repay the Loan Document Obligations in accordance herewith); provided, however, that (a) if such payment is rescinded or otherwise recovered from such Lender in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender without interest and (b) such Lender shall, to the fullest extent permitted by applicable Requirements of Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Borrower in the amount of such participation. Marshaling; Payments Set Aside. No Secured Party shall be under anySECTION 11.10 obligation to marshal any property in favor of any Loan Party or any other party or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from any Borrower, from the proceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent 167 [[5628733]]

of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred. Notices. (a) Addresses. All notices, demands, requests, directionsSECTION 11.11 and other communications required or expressly authorized to be made by this Agreement shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be given in writing and (i) addressed to (A) if to Holdings or any Borrower, the U.S. Borrower pursuant to its notice address set forth on Schedule II attached hereto, (B) if to the Administrative Agent or the L/C Issuer, to its notice address set forth on Schedule II, and (C) otherwise to the party to be notified at its address specified opposite its name on Schedule II or on the signature page of any applicable Assignment, (ii) solely in the case of notices, demands, requests, directions or other communications to the Lenders or the L/C Issuers, posted to Intralinks® (to the extent such system is available and set up by or at the direction of the Administrative Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.intralinks.com, faxing it to 866-545-6600 with an appropriate bar-coded fax coversheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to the Administrative Agent prior to such posting, (iii) solely in the case of notices, demands, requests, directions or other communications to the Lenders or the L/C Issuers, posted to any other E-System set up by or at the direction of the Administrative Agent in an appropriate location or (iv) addressed to such other address as shall be notified in writing (A) in the case of the U.S. Borrower and the Administrative Agent, to the other parties hereto and (B) in the case of all other parties, to the U.S. Borrower and the Administrative Agent. Effectiveness. All communications described in clause (a) above and all other(b) notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one Business Day after delivery to such courier service, (iii) if delivered by mail, whenon the third Business Day after being deposited in the mails, (iv) if delivered by facsimile (other than to post to an E-System pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, provided that, notwithstanding anything to the contrary, no notice, demand, request, direction or other communication may be made to any Loan Party by means of delivery by facsimile, (v) if delivered by posting to any E-System, on the later of the date of such posting in an appropriate location and the date access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System and (vi) if delivered by Electronic Transmission (including e-mail), upon sender’s receipt of confirmation (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) of proper transmission; provided, however, that no communications to the Administrative Agent pursuant to Article 2 or Article 10 shall be effective until received by the Administrative Agent. Electronic Transmissions. (a) Authorization. Subject to theSECTION 11.12 provisions of Section 11.11(a), the Administrative Agent, each Borrower, the Lenders, the L/C Issuers and each of their Related Persons is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. Each of Holdings, each Borrower and each Secured Party hereby acknowledges and agrees, and each of Holdings and the U.S. Borrower shall cause each other Group Member to acknowledge and agree, that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. 168 [[5628733]]

Signatures. Subject to the provisions of Section 11.11(a), (i)(A) no posting to(b) any E-System shall be denied legal effect merely because it is made electronically, (B) each E Signature on any such posting shall be deemed sufficient to satisfy any requirement for a “signature” and (C) each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any UCC, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural Requirement of Law governing such subject matter, (ii) each such posting that is not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such posting, an E-Signature, upon which each Secured Party and Loan Party may rely and assume the authenticity thereof, (iii) each such posting containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original and (iv) each party hereto or beneficiary hereto agrees not to contest the validity or enforceability of any posting on any E-System or E-Signature on any such posting under the provisions of any applicable Requirement of Law requiring certain documents to be in writing or signed; provided, however, that nothing herein shall limit such party’s or beneficiary’s right to contest whether any posting to any E-System or E-Signature has been altered after transmission. Separate Agreements. All uses of an E-System shall be governed by and subject(c) to, in addition to Section 11.11 and this Section 11.12, separate terms and conditions posted or referenced in such E-System and related Contractual Obligations executed by Secured Parties and Group Members in connection with the use of such E-System. Limitation of Liability. All E-Systems and Electronic Transmissions shall be(d) provided “as is” and “as available”. Neither the Administrative Agent nor or any of its Related Persons warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by the Administrative Agent or any of its Related Persons in connection with any E Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. Each of Holdings, each Borrower and each Secured Party agrees (and each of Holdings and the U.S. Borrower shall cause each other Loan Party to agree) that the Administrative Agent has no any responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. Governing Law. This Agreement, each other Loan Document thatSECTION 11.13 does not expressly set forth its applicable law, and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Jurisdiction. (a) Submission to Jurisdiction. Any legal action orSECTION 11.14 proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York, or an appellate court of any thereof, and, by execution and delivery of this Agreement, each party hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of the Administrative Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Administrative Agent determines that such action is necessary or appropriate to exercise its rights or remedies solely under the Collateral Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby 169 [[5628733]]

irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. Service of Process. Each party hereto (and, to the extent set forth in any other(b) Loan Document, each other Loan Party) hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to its address specified in Section 11.11 (and shall be effective when such mailing shall be effective, as provided therein). Each party hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Non-Exclusive Jurisdiction. Nothing contained in this Section 11.14 shall affect(c) the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction. U.K. Borrower. In addition to and without limitation of the rights and(d) obligations set forth in Section 2.22, the U.K. Borrower hereby irrevocably designates, appoints and empowers the U.S. Borrower, and the U.S. Borrower hereby accepts such appointment, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document. Such service may be made by mailing or delivering a copy of such process to the U.K. Borrower in care of the U.S. Borrower at the U.S. Borrower’s address used for purposes of giving notices under Section 11.11, and the U.K. Borrower hereby irrevocably authorizes and directs the U.S. Borrower to accept such service on its behalf. In the event the U.K. Borrower or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, the U.K. Borrower hereby irrevocably agrees to not claim and hereby irrevocably and unconditionally waives such immunity. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBYSECTION 11.15 IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREIN OR RELATED THERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15. Severability. Any provision of any Loan Document being held illegal,SECTION 11.16 invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, 170 [[5628733]]

invalid or unenforceable, any other provision of any Loan Document or any part of such provision in any other jurisdiction. Execution in Counterparts. This Agreement may be executed in anySECTION 11.17 number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Entire Agreement. The Loan Documents embody the entire agreementSECTION 11.18 of the parties and supersede all prior agreements and understandings relating to the subject matter thereof and any prior letter of interest, commitment letter, fee letter, confidentiality and similar agreements involving any Loan Party and any of the Administrative Agent, any Lender or any L/C Issuer or any of their respective Affiliates relating to a financing of substantially similar form, purpose or effect. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern (unless such terms of such other Loan Documents are necessary to comply with applicable Requirements of Law, in which case such terms shall govern to the extent necessary to comply therewith). Acceptable Intercreditor Agreements. (a) Each of the Lenders, the L/CSECTION 11.19 Issuers and the other Secured Parties acknowledges that obligations of each Borrower and the Guarantors under certain Indebtedness are required or permitted to be, under the terms hereof, to be subject to any Acceptable Intercreditor Agreement. Each of the Lenders, the L/C Issuers and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) from time to time upon the request of the U.S. Borrower, in connection with the establishment, incurrence, amendment, refinancing or replacement of any such Indebtedness, any Acceptable Intercreditor Agreement (it being understood that the Administrative Agent is hereby authorized and directed to determine the terms and conditions of any such Acceptable Intercreditor Agreement as contemplated by the definition of such term), including any amendment, supplement or other modification to any Loan Document to implement the terms of any Acceptable Intercreditor Agreement, and (ii) any documents relating thereto. Each of the Lenders, the L/C Issuers and the other Secured Parties hereby(b) irrevocably (i) consents to the treatment of the Liens and the Obligations to be provided for under any Acceptable Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Acceptable Intercreditor Agreement (including any purchase option(s) contained therein) as if it were a signatory thereto and will take no actions contrary to the provisions of any Acceptable Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of any Acceptable Intercreditor Agreement and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of each such document. Each of the Lenders, the L/C Issuers and the other Secured Parties hereby(c) irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Acceptable Intercreditor Agreement that the U.S. Borrower may from time to time request (i) to give effect to any establishment, 171 [[5628733]]

incurrence, amendment, extension, renewal, refinancing or replacement of any Indebtedness contemplated hereby to be subject thereto, (ii) to confirm for any party that such Acceptable Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties or (iii) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute an Acceptable Intercreditor Agreement if executed at such time as a new agreement. Each of the Lenders, the L/C Issuers and the other Secured Parties hereby(d) irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Collateral Document to add or remove any legend that may be required pursuant to any Acceptable Intercreditor Agreement. THE PROVISIONS OF THIS SECTION 11.19 ARE NOT INTENDED TO(e) SUMMARIZE ALL RELEVANT PROVISIONS OF ANY ACCEPTABLE INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO EACH ACCEPTABLE APPLICABLE INTERCREDITOR AGREEMENT TO UNDERSTAND ALL OF THE TERMS AND CONDITIONS THEREOF. EACH OF THE LENDERS, THE L/C ISSUERS AND THE OTHER SECURED PARTIES IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF EACH ACCEPTABLE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER, ANY L/C ISSUER OR ANY OTHER SECURED PARTY AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN ANY ACCEPTABLE INTERCREDITOR AGREEMENT. The provisions of this Section 11.19 are intended as an inducement to the holders of any Indebtedness that is required or permitted, under the terms hereof, to be subject to an Acceptable Intercreditor Agreement to extend credit to each Borrower or the other Loan Parties, and such holders are intended third-party beneficiaries of such provisions. Non-Public Information; Confidentiality. (a) Each Lender and L/CSECTION 11.20 Issuer acknowledges and agrees that it may receive material non-public information hereunder concerning the Loan Parties and their Affiliates and Securities and agrees to use such information in compliance with all relevant policies, procedures and Contractual Obligations and applicable Requirements of Laws (including United States federal and state security laws and regulations). Each Lender, each L/C Issuer, the Administrative Agent and the Lead Arranger(b) agrees (and each Lender agrees to cause its SPV, if any) to use all reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Loan Document or otherwise from the U.S. Borrower or any of its Related Parties in connection with any Loan Document, except that such information may be disclosed (i) with the U.S. Borrower’s consent, (ii) to Related Persons of such Lender, such L/C Issuer or the Administrative Agent, as the case may be, or to any Person that any L/C Issuer causes to Issue Letters of Credit hereunder, on a “need to know” basis solely in connection with the transactions contemplated hereby and who are advised of the confidential nature of such information and are instructed to keep such information confidential; provided that such Person shall be responsible for its Related Persons compliance with this Section 11.20, (iii) to the extent such information presently is or hereafter becomes available to such Lender, such L/C Issuer or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than any Loan Party and not, to the knowledge of such Person, in violation of any confidentiality agreement or obligation owed to any other Person and other than as a result of a breach of this Section 11.20 by such Person or its Related Persons, (iv) to the extent disclosure is required by applicable Requirements of Law 172 [[5628733]]

or other legal process or requested or demanded by any Governmental Authority; provided that, other than disclosure required to meet Securities and Exchange Commission reporting requirements, unless prohibited by applicable Requirements of Law or by the rules governing the process requiring such disclosure, (x) it will promptly notify the U.S. Borrower of the existence, terms and circumstances surrounding such requirement, (y) it will consult with the U.S. Borrower on the advisability of taking legally available steps to resist or narrow such requirement and (z) it will identify to the U.S. Borrower any such information which is legally required to be disclosed, (v) to the extent necessary or customary for inclusion in league table measurements or in any tombstone or other advertising materials (and the Loan Parties consent to the publication of such tombstone or other advertising materials by the Administrative Agent, any Lender, any L/C Issuer or any of their Related Persons), (vi) to the National Association of Insurance Commissioners or any similar organization, any examiner or any nationally recognized rating agency in each case to the extent required by such examiner, association, organization or agency in connection with the administration of the Loans, regulatory examinations or ratings or proposed rating of the Loans or otherwise to the extent consisting of general portfolio information that does not identify any Loan Party or any of their Subsidiaries, or otherwise to the extent consisting of general portfolio information that does not identify any Loan Party or any of their Subsidiaries, (vii) to current or prospective Eligible Assignees, SPVs grantees of any option described in Section 11.2(f), participants or Persons that hold a security interest in any Lender’s rights under this Agreement in accordance with Section 11.2(e) (and those Persons for whose benefit such holder of a security interest is acting), direct or contractual counterparties to any Hedging Agreement permitted hereunder and to their respective Related Persons, in each case to the extent such assignees, participants, secured parties (and such benefited Persons), counterparties or Related Persons agree to be bound by provisions substantially similar to the provisions of this Section 11.20 and, in each case, other than Disqualified Lenders and (viii) in connection with the exercise of any remedy under any Loan Document. In the event of any conflict between the terms of this Section 11.20 and those of any other Contractual Obligation entered into with any Loan Party (whether or not a Loan Document), the terms of this Section 11.20 shall govern. Patriot Act Notice. Each Lender subject to the USA Patriot Act ofSECTION 11.21 2001 (31 U.S.C. 5318 et seq.) hereby notifies each Borrower that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies each Borrower, including the name and address of each Borrower and other information allowing such Lender to identify each Borrower in accordance with such act. Release of Guarantors. Notwithstanding anything in Section 11.2 orSECTION 11.22 elsewhere in the Loan Documents to the contrary, (a) any Subsidiary that is a Guarantor shall automatically be released from its obligations under the Loan Documents (and its guarantee of the Obligations shall be automatically released) upon the consummation of any permitted transaction or series of related transactions if as a result thereof such Subsidiary ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions permitted hereunder)), (b) any such Subsidiary that qualifies as an “Excluded Subsidiary” shall be released by the Administrative Agent promptly following the request therefor by the U.S. Borrower and (c) all the Loan Parties shall automatically be released from their obligations under the Loan Documents (and all the guaranties of the Obligations shall be automatically released) upon the occurrence of the Termination Date. In connection with any such release, the Administrative Agent shall promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release; provided, that upon the request of the Administrative Agent, the U.S. Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement. Any execution and delivery of any document pursuant to the preceding sentence of this Section 11.22 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative 173 [[5628733]]

Agent’s authority to execute and deliver such documents). Notwithstanding the foregoing or anything else to the contrary herein or in any other Loan Document, the release of any Subsidiary Guarantor from its obligations under the Loan Documents on account of such Subsidiary Guarantor becoming a Subsidiary that is not a Wholly Owned Subsidiary shall only be permitted if at the time such Subsidiary Guarantor becomes a Subsidiary that is not a Wholly Owned Subsidiary, after giving pro forma effect to such release and the consummation of the transaction that causes such Person to become an Excluded Subsidiary, the U.S. Borrower is deemed to have made a new Investment in such Person (as if such Person were then newly acquired) and such Investment is permitted under this Agreement at such time. Acknowledgement and Consent to Bail-In of Affected FinancialSECTION 11.23 Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: the application of any Write-Down and Conversion Powers by the applicable(a) Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and the effects of any Bail-In Action on any such liability, including, if applicable:(b) a reduction in full or in part or cancellation of any such liability;(i) a conversion of all, or a portion of, such liability into shares or other instruments(ii) of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or the variation of the terms of such liability in connection with the exercise of the(iii) Write-Down and Conversion Powers of the applicable Resolution Authority. Conversion of Currencies.SECTION 11.24 If, for the purpose of obtaining judgment in any court, it is necessary to convert a(a) sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. The obligations of each U.S. Borrower in respect of any sum due to any party(b) hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in 174 [[5628733]]

the Agreement Currency, such U.S. Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. Acknowledgement Regarding Any Supported QFCs.SECTION 11.25 To the extent that the Loan Documents provide support, through a guarantee or(a) otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties hereto acknowledge and agree as set forth in Section 11.25(b) with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered(b) Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the U.S. or a state of the U.S. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that the rights and remedies of the parties hereto with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [SIGNATURE PAGES FOLLOW] 175 [[5628733]]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. [[5628733]]

A-1 [[5649761]] EXHIBIT A TO CREDIT AGREEMENT FORM OF ASSIGNMENT This ASSIGNMENT, dated as of the Effective Date, is entered into between _____________ (“the Assignor”) and ________________ (“the Assignee”). The parties hereto hereby agree as follows: Borrowers: NSM Insurance Group, LLC (the “U.S. Borrower”) and NSM UK Holdings Ltd (the “U.K. Borrower”) Administrative Agent: Ares Capital Corporation, as administrative agent and collateral agent for the Lenders and L/C Issuers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”) Credit Agreement: Credit Agreement, dated as of May 11, 2018, among the U.S. Borrower, the U.K. Borrower, NSM Insurance HoldCo, LLC (“Holdings”), the Lenders, the L/C Issuers and Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition are used as defined in the Credit Agreement) [Trade Date: _________, ____]1 Effective Date: _________, ____2 1 Insert for informational purposes only if needed to determine other arrangements between the Assignor and the Assignee. 2 To be filled out by Administrative Agent upon entry in the Register.

A-2 [[5649761]] Facility Assigned3 Aggregate amount of Commitments or principal amount of Loans for all Lenders6 Aggregate amount of Commitments4 or principal amount of Loans Assigned5 Percentage Assigned6 [$][₤]____________ [$][₤]____________ __._________% [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK] 3 Fill in the appropriate defined term for the type of facilities under the Credit Agreement that are being assigned under this Assignment. (e.g., “Revolving Credit Facility”, “Dollar Term Loan Facility”, “Sterling Term Loan Facility”, "Delayed-Draw Dollar Term Loan Facility", etc.) 4 In the case of the Revolving Credit Facility, includes Revolving Loans and interests, participations and obligations to participate in L/C Obligations and Swingline Loans. 5 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. The aggregate amounts are inserted for informational purposes only to help in calculating the percentages assigned which, themselves, are for informational purposes only. 6 Set forth, to at least 9 decimals, the Assigned Interest as a percentage of the aggregate Commitment or Loans in the Facility. This percentage is set forth for informational purposes only and is not intended to be binding. The assignments are based on the amounts assigned not on the percentages listed in this column.

A-3 [[5649761]] Section 1. Assignment. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement (including Liabilities owing to or by Assignor thereunder) and the other Loan Documents, in each case to the extent related to the amounts identified above (the “Assigned Interest”). Section 2. Representations, Warranties and Covenants of Assignors. Assignor (a) represents and warrants to Assignee and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for it, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any Lien and other adverse claims and (iii) by executing, signing and delivering this Assignment via E-System or any other electronic settlement system designated by the Administrative Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signer for the Assignor and is authorized to execute, sign and deliver this Assignment, (b) makes no other representation or warranty and assumes no responsibility, including with respect to the aggregate amount of the Facilities, the percentage of the Facilities represented by the amounts assigned, any statements, representations and warranties made in or in connection with any Loan Document or any other document or information furnished pursuant thereto, the execution, legality, validity, enforceability or genuineness of any Loan Document or any document or information provided in connection therewith and the existence, nature or value of any Collateral, (c) assumes no responsibility (and makes no representation or warranty) with respect to the financial condition of any Group Member or Loan Party or the performance or nonperformance by any Loan Party of any obligation under any Loan Document or any document provided in connection therewith and (d) attaches any Notes held by it evidencing at least in part the Assigned Interest of such Assignor (or, if applicable, an affidavit of loss or similar affidavit therefor) and requests that the Administrative Agent exchange such Notes for new Notes in accordance with Section 2.14(e) of the Credit Agreement. Section 3. Representations, Warranties and Covenants of Assignees. Assignee (a) represents and warrants to Assignor and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for Assignee, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) to the extent indicated above, is an Affiliate or an Approved Fund of the Lender set forth above, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest assigned to it hereunder and either such Assignee or the Person exercising discretion in making the decision for such assignment is experienced in acquiring assets of such type and (iv) by executing, signing and delivering this Assignment via E-System or any other electronic settlement system designated by the Administrative Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signer for the Assignor and is authorized to execute, sign and deliver this Assignment, (b) appoints and authorizes the Administrative Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon any Secured Party and based on such documents and information as it shall deem

A-4 [[5649761]] appropriate at the time, (e) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Loan Parties and their Affiliates and Securities and agrees to use such information in accordance with Section 11.20 of the Credit Agreement, (f) specifies as its applicable lending offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof, (g) shall pay to the Administrative Agent an assignment fee in the amount of $3,500 to the extent such fee is required to be paid under Section 11.2(c) of the Credit Agreement, (h) to the extent required pursuant to Section 2.17(g) of the Credit Agreement, attaches two properly completed and duly executed originals of Forms W-8ECI, W-8BEN, W-8BEN-E, W-8IMY or W-9 and (i) to the extent required pursuant to Section 2.17(h) of the Credit Agreement, attaches properly completed and duly executed tax forms required to be delivered thereunder. Section 4. Determination of Effective Date; Register. Following the due execution and delivery of this Assignment by Assignor, Assignee and, to the extent required by Section 11.2(b) of the Credit Agreement, the U.S. Borrower, this Assignment (including its attachments) will be delivered to the Administrative Agent for its acceptance and recording in the Register. The effective date of this Assignment (the “Effective Date”) shall be the later of (i) the acceptance of this Assignment by the Administrative Agent and (ii) the recording of this Assignment in the Register. The Administrative Agent shall insert the Effective Date when known in the space provided therefor at the beginning of this Assignment. Section 5. Effect. As of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender under the Credit Agreement and (b) Assignor shall, to the extent provided in this Assignment, relinquish its rights (except those surviving the termination of the Commitments and payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date. Section 6. Distribution of Payments. On and after the Effective Date, the Administrative Agent shall make all payments under the Loan Documents in respect of the Assigned Interest (a) in the case of amounts accrued to but excluding the Effective Date, to Assignor and (b) otherwise, to Assignee. Section 7. Miscellaneous. This Assignment is a Loan Document and, as such, is subject to certain provisions of the Credit Agreement, including Sections 1.5 (Interpretation), 11.14(a) (Submission to Jurisdiction) and 11.15 (Waiver of Jury Trial) thereof. On and after the Effective Date, this Assignment shall be binding upon, and inure to the benefit of, the Assignor, Assignee, the Administrative Agent and their Related Persons and their successors and assigns. This Assignment shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. This Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Assignment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart of this Assignment. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE FOR ASSIGNMENT [[5649761]] IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written. [NAME OF ASSIGNOR] as Assignor By: Name: Title: [NAME OF ASSIGNEE] as Assignee By: Name: Title: Lending Office for Eurocurrency Rate Loans: [Insert Address (including contact name, fax number and e-mail address)] Lending Office for SONIA Loans: [Insert Address (including contact name, fax number and e-mail address)] Lending Office (and address for notices) for any other purpose: [Insert Address (including contact name, fax number and e-mail address)]

[SIGNATURE PAGE FOR ASSIGNMENT] [[5649761]] ACCEPTED and AGREED this __ day of ______ _____: ARES CAPITAL CORPORATION as Administrative Agent By: Name: Title: [NSM INSURANCE GROUP, LLC]7 By: Name: Title: 7 Include only if required pursuant to Section 11.2(b) of the Credit Agreement.

B-1 [[5649761]] EXHIBIT B TO CREDIT AGREEMENT FORM OF [REVOLVING LOAN] [DOLLAR/DELAYED-DRAW DOLLAR TERM LOAN][STERLING TERM LOAN] NOTE Lender: [NAME OF LENDER] New York, New York Principal Amount: $ _______ ___________, ____ FOR VALUE RECEIVED, the undersigned, [NSM Insurance Group, LLC, a Delaware limited liability company][NSM UK Holdings Ltd, a company incorporated in England and Wales with registered number 12498389 and having its registered office at Level 15, 30 St Mary Axe, London, EC3A 8EP] (the “[U.S.][U.K.]Borrower”), hereby promises to pay to the order of the Lender set forth above (the “Lender”) the principal amount set forth above, or, if less, the aggregate unpaid principal amount of [all Revolving Loans][the Dollar/Delayed-Draw Dollar Term Loans][the Sterling Term Loans] (as defined in the Credit Agreement referred to below) of the Lender to the [U.S.][U.K.] Borrower, payable at such times and in such amounts as are specified in the Credit Agreement. The [U.S.][U.K.] Borrower promises to pay interest on the unpaid principal amount of the [Revolving Loans] [Dollar/Delayed-Draw Dollar Term Loans][Sterling Term Loans] from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the [U.S.][U.K.] Borrower. Both principal and interest are payable in [Dollars][Sterling] to Ares Capital Corporation, as Administrative Agent, at 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Raymond L. Wright, in immediately available funds. This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as May 11, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the [U.S. Borrower, NSM UK Holdings Ltd, a company incorporated in England and Wales with registered number 12498389 and having its registered office at Level 15, 30 St Mary Axe, London, EC3A 8EP][NSM Insurance Group, LLC, a Delaware limited liability company, the U.K. Borrower], NSM Insurance HoldCo, LLC, a Delaware limited liability company (“Holdings”), the Lenders and the L/C Issuers party thereto and Ares Capital Corporation, as Administrative Agent and collateral agent for the Lenders and L/C Issuers. Capitalized terms used herein without definition are used as defined in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of [Revolving Loans] [Term Loans] by the Lender to the [U.S.][U.K.] Borrower in an aggregate amount [not to exceed at any time outstanding][equal to] the principal amount set forth above, the indebtedness of the [U.S.][U.K.] Borrower resulting from such [Revolving Loans] [Term Loans] being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for

B-2 [[5649761]] prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein. This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 1.5 (Interpretation), 11.14(a) (Submission to Jurisdiction) and 11.15 (Waiver of Jury Trial) thereof. This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein. This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE FROM PROMISSORY NOTE OF [NSM INSURANCE GROUP, LLC][NSM UK HOLDINGS LTD] FOR THE BENEFIT OF [NAME OF LENDER]] [[5649761]] IN WITNESS WHEREOF, the [U.S.][U.K.] Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above. [NSM INSURANCE GROUP, LLC][NSM UK HOLDINGS LTD] By: Name: Title:]

C-1 [[5649761]] EXHIBIT C TO CREDIT AGREEMENT FORM OF NOTICE OF BORROWING ARES CAPITAL CORPORATION as Administrative Agent under the Credit Agreement referred to below _________ __, ____ Notice of Borrowing Reference is made to the Credit Agreement, dated as of May 11, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NSM Insurance Group, LLC (the “U.S. Borrower”), NSM UK Holdings Ltd, a company incorporated in England and Wales with registered number 12498389 and having its registered office at Level 15, 30 St Mary Axe, London, EC3A 8EP (the “U.K. Borrower”), NSM Insurance HoldCo, LLC, the Lenders and L/C Issuers party thereto and Ares Capital Corporation, as Administrative Agent. Capitalized terms used herein without definition are used as defined in the Credit Agreement. The [U.S.][U.K.] Borrower hereby gives you irrevocable notice, pursuant to Section 2.2 of the Credit Agreement of its request of a Borrowing (the “Proposed Borrowing”) under the Credit Agreement and, in that connection, sets forth the following information: A. The date of the Proposed Borrowing is __________, ____ (the “Funding Date”). B. The aggregate principal amount of Revolving Loans is $_________, of which $________ consists of Base Rate Loans and $________ consists of Eurocurrency Rate Loans having an initial Interest Period of ______ months. C. The aggregate principal amount of [Dollar/Delayed-Draw Dollar][Sterling]Term Loans is [$][₤][_______, of which $________ consists of Base Rate Loans, ₤________ consists of SONIA Loans and $________ consists of Eurocurrency Rate Loans having an initial Interest Period of ______ months.

[SIGNATURE PAGE TO NOTICE OF BORROWING DATED _________ __, ____] [[5649761]] [NSM INSURANCE GROUP, LLC] By: Name: Title:]

F-1 [[5649761]] EXHIBIT F TO CREDIT AGREEMENT FORM OF NOTICE OF CONVERSION OR CONTINUATION ARES CAPITAL CORPORATION as Administrative Agent under the Credit Agreement referred to below _________ __, ____ Notice of Conversion or Continuation Reference is made to the Credit Agreement, dated as of May 11, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NSM Insurance Group, LLC (the “U.S. Borrower”), NSM UK Holdings Ltd, a company incorporated in England and Wales with registered number 12498389 and having its registered office at Level 15, 30 St Mary Axe, London, EC3A 8EP (the “U.K. Borrower”), NSM Insurance HoldCo, LLC, the Lenders and L/C Issuers party thereto and Ares Capital Corporation, as Administrative Agent and collateral agent for the Lenders and L/C Issuers. Capitalized terms used herein without definition are used as defined in the Credit Agreement. The [U.S.][U.K.] Borrower hereby gives you irrevocable notice, pursuant to Section 2.10 of the Credit Agreement, of its request for the following: (i) a continuation, on ________, ____, as Eurocurrency Rate Loans having an Interest Period of ___ months, of [Dollar/Delayed-Draw Dollar Term Loans] [Revolving Loans] in an aggregate outstanding principal amount of $____________ having an Interest Period ending on the proposed date for such continuation; (ii) a conversion, on ________, ____, to Eurocurrency Rate Loans having an Interest Period of ___ months of [Dollar/Delayed-Draw Dollar Term Loans][Revolving Loans] in an aggregate outstanding principal amount of $_________; or (iii) a conversion, on ________, ____, to Base Rate Loans of [Dollar/Delayed-Draw Dollar Term Loans][Revolving Loans] in an aggregate outstanding principal amount of $_________.

[SIGNATURE PAGE TO NOTICE OF CONVERSION OR CONTINUATION DATED _________ __, ____] [[5649761]] [NSM INSURANCE GROUP, LLC][NSM UK HOLDINGS LTD] By: Name: Title:

1 [[5649761]] EXHIBIT I TO CREDIT AGREEMENT FORM OF AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION This ASSIGNMENT, dated as of the Effective Date, is entered into between ___________ (the “Assignor”) and ___________ (the “Assignee”). The parties hereto hereby agree as follows: Borrowers: NSM Insurance Group, LLC (the “U.S. Borrower”) and NSM UK Holdings Ltd (the “U.K. Borrower”) Agent: Ares Capital Corporation, as administrative agent for the Lenders and L/C Issuers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”). Credit Agreement: Credit Agreement, dated as of May 11, 2018, among the U.S. Borrower, the U.K. Borrower, NSM Insurance HoldCo, LLC (“Holdings”), the Lenders, the L/C Issuers and Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition are used as defined in the Credit Agreement) [Trade Date: _________, ____]8 Effective Date: _________, ____9 Term Loan Principal amount of [Dollar/Delayed-Draw Dollar][Sterling] Term Loans for all Lenders Aggregate principal amount of [Dollar/Delayed-Draw Dollar][Sterling] Term Loans Assigned10 Percentage Assigned11 [$][₤]_________ [$][₤]_________ __.____% [$][₤]_________ [$][₤]_________ __.____% [$][₤]_________ [$][₤]_________ __.____% 8 Insert for informational purposes only if needed to determine other arrangements between the assignor and the assignee. 9 To be filled out by Agent upon entry in the Register. 10 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. The aggregate amounts are inserted for informational purposes only to help in calculating the percentages assigned which, themselves, are for informational purposes only. 11 Set forth, to at least 9 decimals, the assigned interest as a percentage of the aggregate Commitment or Loans in the Facility. This percentage is set forth for informational purposes only and is not intended to be binding. The assignments are based on the amounts assigned, not on the percentages listed in this column.

2 [[5649761]] Section 1. Assignment. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement (including Liabilities owing to or by Assignor thereunder) and the other Loan Documents, in each case to the extent related to the amounts identified above (the “Assigned Interest”). Section 2. Representations, Warranties and Covenants of Assignors. Assignor (a) represents and warrants to Assignee and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for it, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any Lien and other adverse claims, (iii) by executing, signing and delivering this Assignment via E-System or any other electronic settlement system designated by the Administrative Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signer for the Assignor and is authorized to execute, sign and deliver this Assignment and (iv) represents and warrants that it is [not] an Affiliated Lender, (b) makes no other representation or warranty and assumes no responsibility, including with respect to the aggregate amount of the Term Loans, the percentage of the Term Loans represented by the amounts assigned, any statements, representations and warranties made in or in connection with any Loan Document or any other document or information furnished pursuant thereto, the execution, legality, validity, enforceability or genuineness of any Loan Document or any document or information provided in connection therewith and the existence, nature or value of any Collateral, (c) assumes no responsibility (and makes no representation or warranty) with respect to the financial condition of any Group Member or Loan Party or the performance or nonperformance by any Loan Party of any obligation under any Loan Document or any document provided in connection therewith and (d) attaches any Notes held by it evidencing at least in part the Assigned Interest of such Assignor (or, if applicable, an affidavit of loss or similar affidavit therefor) and requests that the Administrative Agent exchange such Notes for new Notes in accordance with Section 2.14(e) of the Credit Agreement. Section 3. Representations, Warranties and Covenants of Assignees. Assignee (a) represents and warrants to Assignor and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for Assignee, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest assigned to it hereunder and either Assignee or the Person exercising discretion in making the decision for such assignment is experienced in acquiring assets of such type, (iii) by executing, signing and delivering this Assignment via E-System, the Person signing, executing and delivering this Assignment on behalf of the Assignee is an authorized signer for the Assignee and is authorized to execute, sign and deliver this Assignment, (iv) it is an Affiliated Lender, (v) as of the date hereof, and after giving effect to this Assignment, the principal amount of all Term Loans held or participated in by all Affiliated Lenders does not exceed twenty-five percent (25%) of the aggregate principal amount of all Term Loans outstanding at such time and (vi) as of the date hereof, and after giving effect to this Assignment, the total number of Affiliated Lenders (other than Affiliated Debt Funds) does not exceed the lesser of (A) three (3) in the aggregate or (B) 49% or less of the total number of Lenders (rounded down) party to the Credit Agreement, provided that, notwithstanding the foregoing, there may be at least one Affiliated Lender, (b) appoints and authorizes the Administrative Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, including a power of attorney in favor of Administrative Agent to vote the claims in respect of Term Loans held by Assignee in an Insolvency Proceeding as provided in Section 11.2(g)(iv) of the Credit Agreement, (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has

3 [[5649761]] deemed appropriate to make its own credit analysis and decision to enter into this Assignment and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon Administrative Agent, any L/C Issuer, any Lender or any other Indemnitee and based on such documents and information as it shall deem appropriate at the time, (e) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Loan Parties and their Affiliates and their Securities and agrees to use such information in accordance with Section 11.20 of the Credit Agreement, (f) specifies as its applicable lending offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof, (g) shall pay to the Administrative Agent an assignment fee in the amount of $3,500 to the extent such fee is required to be paid under Section 11.2(c) of the Credit Agreement, (h) to the extent required pursuant to Section 2.17(g) of the Credit Agreement, attaches two properly completed and duly executed originals of Forms W-8ECI, W-8BEN, W-8BEN-E, W-8IMY or W-9 and, if applicable, a portfolio interest exemption certificate and (i) to the extent required pursuant to Section 2.17(h) of the Credit Agreement, attaches properly completed and duly executed tax forms required to be delivered thereunder. If any Loan Party shall be subject to any Insolvency Proceeding, with respect to any matter requiring the vote of holders of any Term Loans during the pendency of an Insolvency Proceeding (including voting on any plan of reorganization pursuant to 11 U.S.C. §1126), Assignee irrevocably authorizes and empowers the Administrative Agent to vote and/or object on behalf of Assignee in connection with any plan of reorganization with respect to the Term Loans held by Assignee in accordance with Section 11.2(g)(iii) of the Credit Agreement (without regard to clauses (2), (3) and (4) of the proviso to such Section 11.2(g)(iii)). Section 4. Determination of Effective Date; Register. Following the due execution and delivery of this Assignment by Assignor, Assignee and, to the extent required by Section 11.2(b) of the Credit Agreement, the U.S. Borrower, this Assignment (including its attachments) will be delivered to the Administrative Agent for its acceptance and recording in the Register. The effective date of this Assignment (the “Effective Date”) shall be the later of (i) the acceptance of this Assignment by the Administrative Agent and (ii) the recording of this Assignment in the Register. The Administrative Agent shall insert the Effective Date when known in the space provided therefor at the beginning of this Assignment. Section 5. Effect. As of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender under the Credit Agreement and (b) Assignor shall, to the extent provided in this Assignment, relinquish its rights (except those surviving the termination of the Commitments and payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date. Section 6. Distribution of Payments. On and after the Effective Date, the Administrative Agent shall make all payments under the Loan Documents in respect of the Assigned Interest (a) in the case of amounts accrued to but excluding the Effective Date, to Assignor and (b) otherwise, to Assignee. Section 7. Miscellaneous. This Assignment is a Loan Document and, as such, is subject to certain provisions of the Credit Agreement, including Sections 1.5 (Interpretation), 11.14(a) (Submission to Jurisdiction) and 11.15 (Waiver of Jury Trial) thereof. On and after the Effective Date, this Assignment shall be binding upon, and inure to the benefit of, the Assignor, Assignee, the Administrative Agent and their Related Persons and their successors and assigns. This Assignment shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. This Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and

4 [[5649761]] attached to a single counterpart. Delivery of an executed signature page of this Assignment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart of this Assignment.

[SIGNATURE PAGE FOR ASSIGNMENT] [[5649761]] IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written. [NAME OF ASSIGNOR] as Assignor By: Name: Title: [NAME OF ASSIGNEE] as Assignee By: Name: Title: Lending Office for Eurocurrency Rate Loans: [Insert Address (including contact name, fax number and e-mail address)] Lending Office for SONIA Loans: [Insert Address (including contact name, fax number and e-mail address)] Lending Office (and address for notices) for any other purpose: [Insert Address (including contact name, fax number and e-mail address)]

I-1 [[5649761]] ACKNOWLEDGED this __ day of ______ _____: ARES CAPITAL CORPORATION as Administrative Agent By:________________________________ Name: Title: